UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

AB BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

ITEM 1. REPORTS TO STOCKHOLDERS.

APR    04.30.17

SEMI-ANNUAL REPORT

AB ALL MARKET REAL RETURN PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Real Return Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 12, 2017

This report provides management’s discussion of fund performance for AB All Market Real Return Portfolio for the semi-annual reporting period ended April 30, 2017.

The Fund’s investment objective is to maximize real return over inflation.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB ALL MARKET REAL RETURN PORTFOLIO
Class 1 Shares[1]	5.00%	6.44%
Class 2 Shares[1]	5.14%	6.81%
Class A Shares	4.87%	6.28%
Class C Shares	4.64%	5.54%
Advisor Class Shares[2]	5.01%	6.56%
Class R Shares[2]	4.77%	6.07%
Class K Shares[2]	4.83%	6.27%
Class I Shares[2]	5.07%	6.64%
Class Z Shares[2]	5.07%	6.64%
MSCI AC World Commodity Producers Index (net)	4.23%	6.64%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) World Commodity Producers Index (net), for the six- and 12-month periods ended April 30, 2017.

During the six-month period, all share classes of the Fund outperformed the benchmark, before sales charges. The outperformance was driven largely by strategic allocations to diversified inflation equities since December 2016, while strategic allocations to global real estate investment trusts (“REITs”) and commodity futures lagged the benchmark. Selections within foreign currencies and security selection in commodity producers and commodity futures contributed to returns. Allocations to inflation

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(“CPI”) swaps and inflation-indexed securities, added as well. Security selection in REITs and allocation decisions in commodity equities detracted.

During the 12-month period, all share classes underperformed the benchmark, except Class 2 shares, which outperformed, and Class I and Z shares, which performed in-line, before sales charges. The underperformance was driven mainly by strategic allocations to global REITs and commodity futures, both of which lagged the benchmark during the period. However, allocation and selection decisions across commodity producers, REITs and commodity futures, foreign currency selection, CPI swaps and inflation-indexed securities contributed, thus offsetting the drag from the strategic allocation.

The Fund utilized derivatives for hedging and investment purposes, including currency forwards, inflation swaps and written options, which added to absolute returns during both periods. Treasury futures, total return swaps and purchased options for hedging and investment purposes detracted during both periods.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period, market movements revolved around changes in investors’ outlook for future growth and inflation, driven largely by the result of the US presidential election and actions by OPEC. Investor sentiment rose rapidly during the six-month period on optimism for future nominal growth from fiscal stimulus measures such as tax reform and infrastructure spending. In addition, commodities saw renewed strength as base metal prices rose on the back of strong economic data from China and higher expectations of increased demand from infrastructure spending. Meanwhile, oil prices soared due to the largely unanticipated decision of OPEC countries and Russia to cut production in 2017.

The Fund benefited from the repricing of investor views for a period of better nominal growth and rising inflation from very low levels. The Fund was positioned to capture the reflation theme in a variety of ways, such as commodities, market inflation expectations (CPI swaps) and diversified inflation equities, and was therefore able to participate strongly in the upswing of expectations. These factors also led to a selloff in defensive assets as investors positioned for ‘risk on’, so safe haven assets such as gold, the Japanese yen and treasuries sold off sharply. REITs underperformed broad equities due to their sensitivity to interest rates. The Fund was positioned with an underweight to REITs and thus benefited from the positioning.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 3

INVESTMENT POLICIES

The Fund seeks to maximize real return. Real return is the rate of return after adjusting for inflation. The Fund pursues an aggressive investment strategy involving a variety of asset classes. The Fund invests primarily in instruments that the Adviser expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Fund expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in rate of inflation: inflation-indexed fixed-income securities, such as Treasury inflation-protected securities (“TIPS”) and similar bonds issued by governments outside of the United States; commodities; commodity-related equity securities; real estate equity securities; inflation-sensitive equity securities, which the Fund defines as equity securities of companies that the Adviser believes have the ability to pass along increasing costs to consumers and maintain or grow margins in rising inflation environments, including equity securities of utilities and infrastructure-related companies (“inflation-sensitive equities”); securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate); and currencies. The Fund expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Fund will seek inflation protection from investments around the globe, both in developed- and emerging-market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation and security selection. The Adviser assesses the securities’ risks and inflation sensitivity as well as the securities’ impact on the overall risks and inflation sensitivity of the Fund. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Fund anticipates that its targeted investment mix, other than its investments in inflation-indexed fixed-income securities, will focus on commodity-related equity securities, commodities and commodity derivatives, real estate equity securities and inflation-sensitive equities to provide a balance between expected return and inflation protection. The Fund may vary its investment allocations among these asset classes, at times significantly. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, and industrial and precious metals, such as gold. The Fund’s investments in real estate equity securities will include REITs and other real estate-related securities.

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(continued on next page)

The Fund will invest in both US and non-US dollar-denominated equity or fixed-income securities. The Fund may invest in currencies for hedging or investment purposes, both in the spot market and through long or short positions in currency-related derivatives. The Fund does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in US dollar-denominated securities, although it may hedge the exposure under certain circumstances.

The Fund may invest significantly to the extent permitted by applicable law in derivatives, such as options, futures contracts, forwards, swaps or structured notes. The Fund intends to use leverage for investment purposes through the use of cash made available by derivatives transactions to make other investments in accordance with its investment policies. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Fund’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Fund will seek to gain exposure to commodities and commodity-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodity-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its net assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC World Commodity Producers Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted, market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. Commodities sectors include: energy, grains, industrial metals, petroleum, precious metals and softs. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock, commodity and bond markets fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities.

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DISCLOSURES AND RISKS (continued)

The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Real Estate Risk: The Fund’s investments in real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com. For Class 1 shares, go to www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs, and Shareholder Reports”. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales

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DISCLOSURES AND RISKS (continued)

charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 9

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	6.44%	6.44%
5 Years	-3.61%	-3.61%
Since Inception[2]	-0.43%	-0.43%
CLASS 2 SHARES[1]
1 Year	6.81%	6.81%
5 Years	-3.36%	-3.36%
Since Inception[2]	-0.18%	-0.18%
CLASS A SHARES
1 Year	6.28%	1.78%
5 Years	-3.72%	-4.55%
Since Inception[2]	-0.52%	-1.11%
CLASS C SHARES
1 Year	5.54%	4.54%
5 Years	-4.40%	-4.40%
Since Inception[2]	-1.22%	-1.22%
ADVISOR CLASS SHARES[3]
1 Year	6.56%	6.56%
5 Years	-3.45%	-3.45%
Since Inception[2]	-0.25%	-0.25%
CLASS R SHARES[3]
1 Year	6.07%	6.07%
5 Years	-3.92%	-3.92%
Since Inception[2]	-0.74%	-0.74%
CLASS K SHARES[3]
1 Year	6.27%	6.27%
5 Years	-3.69%	-3.69%
Since Inception[2]	-0.49%	-0.49%
CLASS I SHARES[3]
1 Year	6.64%	6.64%
5 Years	-3.39%	-3.39%
Since Inception[2]	-0.21%	-0.21%
CLASS Z SHARES[3]
1 Year	6.64%	6.64%
Since Inception[2]	-4.61%	-4.61%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.18%, 0.92%, 1.38%, 2.13%, 1.12%, 1.68%, 1.37%, 0.94% and 0.94% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limited the Fund’s annual operating expense ratios to 1.17%, 0.92%, 1.32%, 2.07%, 1.07%, 1.57%, 1.32%, 0.93% and 0.94% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	14.10%
5 Years	-3.63%
Since Inception[2]	-0.39%
CLASS 2 SHARES[1]
1 Year	14.49%
5 Years	-3.37%
Since Inception[2]	-0.13%
CLASS A SHARES
1 Year	9.08%
5 Years	-4.57%
Since Inception[2]	-1.08%
CLASS C SHARES
1 Year	12.04%
5 Years	-4.43%
Since Inception[2]	-1.19%
ADVISOR CLASS SHARES[3]
1 Year	14.13%
5 Years	-3.47%
Since Inception[2]	-0.20%
CLASS R SHARES[3]
1 Year	13.80%
5 Years	-3.93%
Since Inception[2]	-0.68%
CLASS K SHARES[3]
1 Year	14.01%
5 Years	-3.69%
Since Inception[2]	-0.43%
CLASS I SHARES[3]
1 Year	14.41%
5 Years	-3.42%
Since Inception[2]	-0.16%
CLASS Z SHARES[3]
1 Year	14.41%
Since Inception[2]	-4.62%

(footnotes continued on next page)

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HISTORICAL PERFORMANCE (continued)

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

2	Inception dates: 3/8/2010 for all share classes excluding Class Z shares; 1/31/2014 for Class Z shares.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 13

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,048.70	$6.45	1.27%	$6.65	1.31%
Hypothetical**	$1,000	$1,018.50	$6.36	1.27%	$6.56	1.31%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class C
Actual	$1,000	$1,046.40	$10.25	2.02%	$10.45	2.06%
Hypothetical**	$1,000	$1,014.78	$10.09	2.02%	$10.29	2.06%
Advisor Class
Actual	$1,000	$1,050.10	$5.13	1.01%	$5.34	1.05%
Hypothetical**	$1,000	$1,019.79	$5.06	1.01%	$5.26	1.05%
Class R
Actual	$1,000	$1,047.70	$7.82	1.54%	$8.02	1.58%
Hypothetical**	$1,000	$1,017.16	$7.70	1.54%	$7.90	1.58%
Class K
Actual	$1,000	$1,048.30	$6.55	1.29%	$6.75	1.33%
Hypothetical**	$1,000	$1,018.40	$6.46	1.29%	$6.66	1.33%
Class I
Actual	$1,000	$1,050.70	$4.47	0.88%	$4.68	0.92%
Hypothetical**	$1,000	$1,020.43	$4.41	0.88%	$4.61	0.92%
Class 1
Actual	$1,000	$1,050.00	$5.69	1.12%	$5.90	1.16%
Hypothetical**	$1,000	$1,019.24	$5.61	1.12%	$5.81	1.16%
Class 2
Actual	$1,000	$1,051.40	$4.22	0.83%	$4.43	0.87%
Hypothetical**	$1,000	$1,020.68	$4.16	0.83%	$4.36	0.87%
Class Z
Actual	$1,000	$1,050.70	$4.17	0.82%	$4.37	0.86%
Hypothetical**	$1,000	$1,020.73	$4.11	0.82%	$4.31	0.86%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 15

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,418.6

1	The portfolio breakdown is expressed as an approximate percentage of the Fund’s net assets inclusive of derivative exposure, based on the Adviser’s internal classification guidelines.

2	The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

16 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

TEN LARGEST HOLDINGS1

April 30, 2017 (unaudited)

Security	U.S. $ Value	Percent of Net Assets
Japanese Government CPI Linked Bond Series 21	$126,461,689	8.9%
Vanguard Global ex-U.S. Real Estate ETF	56,429,600	4.0
Royal Dutch Shell PLC – Class A & Class B	41,791,082	2.9
Exxon Mobil Corp.	22,686,779	1.6
VanEck Vectors Oil Services ET	21,356,196	1.5
SPDR S&P Dividend ETF	18,266,620	1.3
Vanguard REIT ETF	18,213,138	1.3
BP PLC	16,506,793	1.2
iShares MSCI Europe Financials ETF	14,126,643	1.0
iShares Global Financials ETF	14,030,196	1.0
	$349,868,736	24.7%

1	Long-term investments.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 52.0%
Real Estate – 20.9%
Diversified Real Estate Activities – 1.8%
Ayala Land, Inc.	1,875,060	$1,325,055
City Developments Ltd.	205,600	1,586,563
LendLease Group	188,830	2,267,027
Mitsubishi Estate Co., Ltd.	84,000	1,608,415
Mitsui Fudosan Co., Ltd.	307,800	6,772,295
Pakuwon Jati Tbk PT	3,274,500	153,121
Shenzhen Investment Ltd.	908,000	411,481
Sumitomo Realty & Development Co., Ltd.	167,000	4,511,596
Wharf Holdings Ltd. (The)	612,000	5,217,929
Wheelock & Co., Ltd.	144,000	1,121,675

		24,975,157

Diversified REITs – 3.0%
Armada Hoffler Properties, Inc.	199,140	2,839,736
Empire State Realty Trust, Inc. – Class A	172,220	3,582,176
Fibra Uno Administracion SA de CV	794,803	1,385,240
Gecina SA	6,655	946,530
GPT Group (The)	718,951	2,824,096
Gramercy Property Trust	129,242	3,591,635
Growthpoint Properties Ltd.	1,419,482	2,720,431
H&R Real Estate Investment Trust	105,100	1,783,170
Heiwa Real Estate REIT, Inc.	1,038	786,040
Hispania Activos Inmobiliarios SOCIMI SA	111,490	1,683,287
Hulic Reit, Inc.	758	1,217,152
ICADE	30,880	2,293,073
Kenedix Office Investment Corp. – Class A	248	1,405,142
KLCCP Stapled Group	62,500	112,711
Liberty Property Trust	78,510	3,185,151
Mapletree Greater China Commercial Trust(a)	561,400	429,774
Merlin Properties Socimi SA	270,309	3,196,542
Mirvac Group	1,303,020	2,213,181
Premier Investment Corp.	1,228	1,320,722
Redefine Properties Ltd.	1,478,168	1,216,644
SA Corporate Real Estate Ltd.	1,133,251	466,402
Washington Real Estate Investment Trust	104,280	3,302,548

		42,501,383

Health Care REITs – 1.1%
Healthcare Realty Trust, Inc.	106,150	3,481,720
Medical Properties Trust, Inc.	202,890	2,651,772
Sabra Health Care REIT, Inc.	88,060	2,394,351
Welltower, Inc.	97,910	6,994,691

		15,522,534

18 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotel & Resort REITs – 0.4%
Park Hotels & Resorts, Inc.	99,900	$2,564,433
Summit Hotel Properties, Inc.	164,349	2,716,689

		5,281,122

Industrial REITs – 1.4%
Goodman Group	476,902	2,895,605
LaSalle Logiport REIT	1,558	1,479,903
Macquarie Mexico Real Estate Management SA de CV(b)	238,172	260,879
Mapletree Logistics Trust	2,130,100	1,723,061
Monmouth Real Estate Investment Corp. – Class A	142,680	2,140,200
Pure Industrial Real Estate Trust	275,980	1,320,208
Rexford Industrial Realty, Inc.	151,290	3,773,173
Segro PLC	366,732	2,306,722
STAG Industrial, Inc.	151,550	3,994,858

		19,894,609

Office REITs – 2.8%
Alexandria Real Estate Equities, Inc.	42,892	4,825,779
Allied Properties Real Estate Investment Trust	72,334	1,941,024
Axiare Patrimonio SOCIMI SA	99,700	1,655,112
Boston Properties, Inc.	51,382	6,504,961
Brandywine Realty Trust	114,320	1,940,010
Columbia Property Trust, Inc.	151,240	3,402,900
Concentradora Hipotecaria SAPI de CV	1,476,290	1,797,403
Corporate Office Properties Trust	85,260	2,791,412
Daiwa Office Investment Corp.	324	1,578,581
Derwent London PLC	72,250	2,754,142
Hudson Pacific Properties, Inc.	115,390	3,964,800
Investa Office Fund	494,290	1,757,310
MCUBS MidCity Investment Corp.	484	1,445,518
Parkway, Inc.	69,130	1,392,970
Workspace Group PLC	229,260	2,567,024

		40,318,946

Real Estate Development – 1.9%
AP Thailand PCL (Foreign Shares)	364,400	83,752
AP Thailand PCL	319,700	73,368
Bumi Serpong Damai Tbk PT	1,040,600	139,403
Cheung Kong Property Holdings Ltd.	622,500	4,456,608
China Evergrande Group	1,030,000	1,098,591
China Jinmao Holdings Group Ltd.	1,450,000	469,003
China Overseas Land & Investment Ltd.	2,740,790	7,949,901
China Resources Land Ltd.	1,344,874	3,726,682
China Vanke Co., Ltd. – Class H	408,600	1,035,393

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 19

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

CIFI Holdings Group Co., Ltd.	2,766,000	$998,606
Ciputra Development Tbk PT	1,472,887	141,251
Country Garden Holdings Co., Ltd.	2,243,000	2,133,206
Guangzhou R&F Properties Co., Ltd. – Class H	280,800	472,633
IOI Properties Group Bhd	247,500	118,020
Kaisa Group Holdings Ltd.(b)	1,593,000	477,182
Longfor Properties Co., Ltd.	421,650	729,592
Mah Sing Group Bhd	216,050	74,157
Quality Houses PCL	1,960,166	145,072
Shimao Property Holdings Ltd.	363,000	582,624
Sino-Ocean Group Holding Ltd.	870,930	424,854
Summarecon Agung Tbk PT	1,440,800	146,650
Sunac China Holdings Ltd.	532,000	692,856
Supalai PCL	301,100	214,139
UEM Sunrise Bhd	218,800	62,461

		26,446,004

Real Estate Operating Companies – 1.7%
Ascendas India Trust	205,600	169,230
BR Malls Participacoes SA(b)	79,492	351,873
CA Immobilien Anlagen AG(b)	107,229	2,348,254
Central Pattana PCL	759,651	1,317,695
Entra ASA(a)	212,268	2,435,173
Fabege AB	147,830	2,545,629
Hongkong Land Holdings Ltd.	386,000	2,974,896
Iguatemi Empresa de Shopping Centers SA	8,300	86,738
Inmobiliaria Colonial SA	172,887	1,340,591
LEG Immobilien AG(b)	28,170	2,420,147
Multiplan Empreendimentos Imobiliarios SA	11,180	238,461
Parque Arauco SA	506,810	1,322,146
SM Prime Holdings, Inc.	1,397,000	833,273
TLG Immobilien AG	38,290	774,800
Vonovia SE	123,983	4,488,703

		23,647,609

Residential REITs – 2.1%
AvalonBay Communities, Inc.	40,041	7,601,383
Education Realty Trust, Inc.	93,954	3,642,597
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	274,479	227,882
Independence Realty Trust, Inc.	308,300	2,836,360
Japan Rental Housing Investments, Inc.	2,052	1,474,701
Killam Apartment Real Estate Investment Trust	162,000	1,524,999
Mid-America Apartment Communities, Inc.	63,480	6,297,851

20 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sun Communities, Inc.	46,667	$3,901,828
UNITE Group PLC (The)	299,895	2,513,102

		30,020,703

Retail REITs – 3.4%
Brixmor Property Group, Inc.	205,740	4,063,365
Eurocommercial Properties NV	3,977	154,549
Frontier Real Estate Investment Corp.	373	1,627,849
Fukuoka REIT Corp.	1,076	1,698,820
GGP, Inc.	228,400	4,935,724
Hyprop Investments Ltd.	129,366	1,194,945
IGB Real Estate Investment Trust	224,800	88,035
Kenedix Retail REIT Corp.	651	1,418,009
Klepierre	84,546	3,318,420
Link REIT	1,031,901	7,417,275
Lippo Malls Indonesia Retail Trust	579,300	176,218
Mercialys SA	121,040	2,358,116
Ramco-Gershenson Properties Trust	173,427	2,311,782
Realty Income Corp.	85,370	4,981,340
Resilient REIT Ltd.	78,511	684,001
Retail Opportunity Investments Corp.	121,580	2,504,548
Simon Property Group, Inc.	39,352	6,503,312
Urban Edge Properties	130,890	3,337,695

		48,774,003

Specialized REITs – 1.3%
Digital Realty Trust, Inc.	48,830	5,607,637
EPR Properties	52,090	3,787,464
Equinix, Inc.	7,120	2,974,024
National Storage Affiliates Trust	182,520	4,471,740
Public Storage	10,230	2,141,957

		18,982,822

		296,364,892

Energy – 16.0%
Integrated Oil & Gas – 9.4%
BP PLC	2,883,480	16,506,793
Chevron Corp.	101,400	10,819,380
Eni SpA	672,890	10,437,204
Exxon Mobil Corp.	277,854	22,686,779
Galp Energia SGPS SA	192,250	2,987,753
LUKOIL PJSC (Sponsored ADR)	102,310	5,069,631
PetroChina Co., Ltd. – Class H	7,114,000	4,998,164
Petroleo Brasileiro SA (Preference Shares)(b)	576,200	2,536,039
Petroleo Brasileiro SA (Sponsored ADR)(b)	84,500	737,685
Repsol SA	282,620	4,460,686
Royal Dutch Shell PLC – Class A	433,384	11,300,412

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 21

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Royal Dutch Shell PLC – Class B	1,145,966	$30,490,670
TOTAL SA	116,416	5,976,005
YPF SA (Sponsored ADR)	177,760	4,591,541

		133,598,742

Oil & Gas Drilling – 0.2%
Helmerich & Payne, Inc.	44,000	2,668,160

Oil & Gas Equipment & Services – 0.7%
Aker Solutions ASA(a)(b)	335,670	1,911,766
Halliburton Co.	59,710	2,739,495
Petrofac Ltd.	296,860	3,128,612
Petroleum Geo-Services ASA(b)	553,505	1,296,789
RPC, Inc.	62,150	1,129,266
TMK PJSC (GDR)(a)	116,719	609,273

		10,815,201

Oil & Gas Exploration & Production – 4.8%
Aker BP ASA	174,071	2,947,211
Anadarko Petroleum Corp.	107,091	6,106,329
Canadian Natural Resources Ltd. (Toronto)	208,287	6,634,423
CNOOC Ltd.	3,288,000	3,835,771
Concho Resources, Inc.(b)	29,300	3,711,138
Devon Energy Corp.	143,650	5,672,738
EOG Resources, Inc.	150,963	13,964,077
Gran Tierra Energy, Inc.(b)	566,550	1,427,737
Hess Corp.	199,077	9,720,930
Inpex Corp.	236,300	2,264,327
Occidental Petroleum Corp.	134,160	8,256,206
SM Energy Co.	164,200	3,709,278

		68,250,165

Oil & Gas Refining & Marketing – 0.9%
Cosan SA Industria e Comercio	132,000	1,543,303
HollyFrontier Corp.	109,100	3,070,074
JXTG Holdings, Inc.	1,015,800	4,583,322
Tupras Turkiye Petrol Rafinerileri AS	123,840	3,119,500

		12,316,199

		227,648,467

Materials – 6.2%
Construction Materials – 0.5%
Anhui Conch Cement Co., Ltd. – Class H	689,500	2,411,218
CRH PLC	13,044	475,116
CRH PLC (London)	11,144	406,321
Fletcher Building Ltd.	233,640	1,371,084
Grupo Cementos de Chihuahua SAB de CV	388,440	1,846,536

		6,510,275

22 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Copper – 0.5%
Antofagasta PLC	304,310	$3,301,685
First Quantum Minerals Ltd.	286,710	2,732,572
Lundin Mining Corp.	251,810	1,342,937

		7,377,194

Diversified Chemicals – 0.3%
Arkema SA	31,778	3,364,750
LANXESS AG	6,480	467,897

		3,832,647

Diversified Metals & Mining – 1.9%
Boliden AB	127,700	3,648,171
Glencore PLC(b)	2,263,236	8,894,830
Korea Zinc Co., Ltd.	8,450	3,158,508
MMC Norilsk Nickel PJSC (ADR)	290,520	4,470,983
Orocobre Ltd.(b)	251,940	594,057
Rio Tinto PLC	87,260	3,442,424
Syrah Resources Ltd.(b)	647,010	1,102,880
Vedanta Resources PLC	133,870	1,198,109

		26,509,962

Fertilizers & Agricultural Chemicals – 1.1%
Agrium, Inc. (Toronto)	9,416	883,761
Monsanto Co.	58,669	6,841,392
Mosaic Co. (The)	23,864	642,658
Potash Corp. of Saskatchewan, Inc.	60,189	1,015,018
Syngenta AG (REG)(b)	6,641	3,086,294
UPL Ltd.	240,520	3,015,600

		15,484,723

Forest Products – 0.0%
West Fraser Timber Co., Ltd.	4,709	211,604

Gold – 0.9%
Agnico Eagle Mines Ltd.	126,806	6,061,384
Barrick Gold Corp.	281,370	4,704,506
Detour Gold Corp.(b)	109,720	1,386,521
Real Gold Mining Ltd.(b)(c)(d)	811,000	– 0	–

		12,152,411

Industrial Gases – 0.0%
Praxair, Inc.	3,883	485,297

Paper Packaging – 0.0%
Smurfit Kappa Group PLC	18,317	490,637

Paper Products – 0.2%
Mondi PLC	26,362	682,023
Oji Holdings Corp.	58,000	280,720

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 23

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Stora Enso Oyj – Class R	39,554	$469,422
UPM-Kymmene Oyj	38,298	1,009,025

		2,441,190

Precious Metals & Minerals – 0.1%
Industrias Penoles SAB de CV	63,590	1,554,514

Specialty Chemicals – 0.3%
Ecolab, Inc.	6,595	851,349
Johnson Matthey PLC	40,579	1,565,270
JSR Corp.	25,800	471,510
Sherwin-Williams Co. (The)	1,599	535,153
Shin-Etsu Chemical Co., Ltd.	4,700	408,513

		3,831,795

Steel – 0.4%
APERAM SA	30,550	1,535,905
Fortescue Metals Group Ltd.	304,540	1,207,090
Novolipetsk Steel PJSC (GDR)(a)	115,680	2,193,316
Severstal PJSC (GDR)(a)	104,330	1,425,094

		6,361,405

		87,243,654

Pharmaceuticals & Biotechnology – 1.1%
Biotechnology – 0.4%
AbbVie, Inc.	8,293	546,840
Amgen, Inc.	14,709	2,402,274
Biogen, Inc.(b)	3,790	1,027,886
Gilead Sciences, Inc.	18,163	1,245,074

		5,222,074

Life Sciences Tools & Services – 0.1%
Bruker Corp.	7,006	170,876
Illumina, Inc.(b)	4,637	857,196
Waters Corp.(b)	1,412	239,885

		1,267,957

Pharmaceuticals – 0.6%
Astellas Pharma, Inc.	156,200	2,059,827
BTG PLC(b)	18,980	167,193
Hisamitsu Pharmaceutical Co., Inc.	8,300	424,911
Johnson & Johnson	19,039	2,350,745
Mitsubishi Tanabe Pharma Corp.	37,000	751,575
Novo Nordisk A/S – Class B	65,071	2,533,660
Zoetis, Inc.	4,153	233,025

		8,520,936

		15,010,967

24 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Food Beverage & Tobacco – 1.0%
Agricultural Products – 0.4%
Archer-Daniels-Midland Co.	112,574	$5,150,261
Bunge Ltd.	10,010	791,090
Ingredion, Inc.	5,182	641,635

		6,582,986

Packaged Foods & Meats – 0.3%
Danone SA	5,161	361,197
Mead Johnson Nutrition Co. – Class A	8,962	795,109
Mondelez International, Inc. – Class A	30,050	1,353,151
Nestle SA (REG)	5,944	457,810
Tyson Foods, Inc. – Class A	24,760	1,591,078

		4,558,345

Soft Drinks – 0.2%
PepsiCo, Inc.	24,956	2,827,016

Tobacco – 0.1%
Altria Group, Inc.	11,390	817,574

		14,785,921

Capital Goods – 0.9%
Aerospace & Defense – 0.2%
United Technologies Corp.	22,414	2,667,042

Agricultural & Farm Machinery – 0.2%
Deere & Co.	20,652	2,304,970

Construction & Farm Machinery & Heavy Trucks – 0.0%
Caterpillar, Inc.	4,679	478,474

Electrical Components & Equipment – 0.2%
Acuity Brands, Inc.	1,100	193,710
Emerson Electric Co.	4,466	269,210
Legrand SA	33,728	2,183,245

		2,646,165

Industrial Conglomerates – 0.2%
3M Co.	4,229	828,165
Jardine Matheson Holdings Ltd.	5,900	379,682
Jardine Strategic Holdings Ltd.	31,700	1,339,511
Siemens AG (REG)	1,706	244,714
Smiths Group PLC	29,019	616,899

		3,408,971

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 25

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Machinery – 0.1%
Amada Holdings Co., Ltd.	27,200	$323,390
Atlas Copco AB – Class A	11,712	437,502
Atlas Copco AB – Class B	9,284	308,508

		1,069,400

Trading Companies & Distributors – 0.0%
Wolseley PLC	8,539	542,714

		13,117,736

Banks – 0.7%
Diversified Banks – 0.4%
Bankinter SA	202,405	1,781,763
Credicorp Ltd.	2,547	391,372
JPMorgan Chase & Co.	6,752	587,424
Komercni banka as	12,603	488,302
Nordea Bank AB	187,957	2,311,648

		5,560,509

Regional Banks – 0.2%
Bank of Hawaii Corp.	5,974	486,761
Huishang Bank Corp., Ltd. – Class H	1,356,000	640,801
SVB Financial Group(b)	10,071	1,771,892

		2,899,454

Thrifts & Mortgage Finance – 0.1%
Aareal Bank AG	38,110	1,532,815

		9,992,778

Transportation – 0.7%
Airport Services – 0.1%
Auckland International Airport Ltd.	82,198	389,503
BBA Aviation PLC	33,173	133,820
Sydney Airport	275,960	1,425,301

		1,948,624

Highways & Railtracks – 0.3%
Transurban Group	321,300	2,935,362
Zhejiang Expressway Co., Ltd. – Class H	436,000	542,377

		3,477,739

Railroads – 0.3%
Canadian National Railway Co. (Toronto)	9,170	662,836
CSX Corp.	19,691	1,001,090
East Japan Railway Co.	19,600	1,758,955
Norfolk Southern Corp.	7,589	891,632

		4,314,513

		9,740,876

26 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financials – 0.6%
Asset Management & Custody Banks – 0.2%
CI Financial Corp.	37,463	$732,766
Northern Trust Corp.	10,045	904,050
State Street Corp.	5,821	488,382
T. Rowe Price Group, Inc.	11,420	809,563

		2,934,761

Consumer Finance – 0.0%
Hitachi Capital Corp.	16,000	391,769
Provident Financial PLC	4,293	178,191

		569,960

Diversified Capital Markets – 0.1%
Close Brothers Group PLC	7,723	169,206
Investec PLC	52,149	386,345
Macquarie Group Ltd.	6,122	425,276

		980,827

Financial Exchanges & Data – 0.2%
ASX Ltd.	17,483	662,775
CME Group, Inc. – Class A	15,394	1,788,629

		2,451,404

Investment Banking & Brokerage – 0.1%
Charles Schwab Corp. (The)	52,855	2,053,417

Multi-Sector Holdings – 0.0%
Berkshire Hathaway, Inc. – Class B(b)	1,147	189,496

		9,179,865

Software & Services – 0.6%
Application Software – 0.2%
Citrix Systems, Inc.(b)	1,784	144,397
Dassault Systemes SE	2,602	232,153
Intuit, Inc.	18,612	2,330,408

		2,706,958

Data Processing & Outsourced Services – 0.0%
Automatic Data Processing, Inc.	1,529	159,765
Paychex, Inc.	2,420	143,458
Wirecard AG	4,182	247,283

		550,506

Internet Software & Services – 0.1%
United Internet AG	11,345	522,167
VeriSign, Inc.(b)	5,053	449,313

		971,480

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 27

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Consulting & Other Services – 0.2%
Cap Gemini SA	2,526	$252,908
Fujitsu Ltd.	261,000	1,629,245
Gartner, Inc.(b)	1,987	226,697
Otsuka Corp.	12,100	648,137

		2,756,987

Systems Software – 0.1%
Check Point Software Technologies Ltd.(b)	7,426	772,378
Red Hat, Inc.(b)	1,656	145,861

		918,239

		7,904,170

Retailing – 0.5%
Apparel Retail – 0.2%
Ross Stores, Inc.	33,403	2,171,195
Shimamura Co., Ltd.	2,200	301,096
TJX Cos., Inc. (The)	4,107	322,974

		2,795,265

Automotive Retail – 0.1%
AutoZone, Inc.(b)	407	281,722
O’Reilly Automotive, Inc.(b)	1,562	387,610

		669,332

Distributors – 0.0%
Genuine Parts Co.	3,405	313,328

General Merchandise Stores – 0.0%
Dollar General Corp.	3,191	232,018

Home Improvement Retail – 0.0%
Kingfisher PLC	71,038	314,268

Internet & Direct Marketing Retail – 0.1%
Expedia, Inc.	6,517	871,453
Liberty Interactive Corp. QVC Group – Class A(b)	31,317	663,294

		1,534,747

Specialty Stores – 0.1%
Staples, Inc.	31,210	304,922
Tiffany & Co.	1,402	128,493
Tractor Supply Co.	4,710	291,596

		725,011

		6,583,969

Consumer Services – 0.4%
Casinos & Gaming – 0.2%
Aristocrat Leisure Ltd.	155,687	2,287,925

28 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Resorts & Cruise Lines – 0.0%
Wyndham Worldwide Corp.	6,071	$578,627

Restaurants – 0.2%
McDonald’s Corp.	18,718	2,619,210
Sodexo SA	3,094	393,221

		3,012,431

		5,878,983

Household & Personal Products – 0.4%
Household Products – 0.4%
Colgate-Palmolive Co.	32,505	2,341,660
Henkel AG & Co. KGaA	3,151	367,567
Procter & Gamble Co. (The)	32,463	2,834,994

		5,544,221

Technology Hardware & Equipment – 0.4%
Communications Equipment – 0.3%
Cisco Systems, Inc.	80,799	2,752,822
Palo Alto Networks, Inc.(b)	6,894	747,378

		3,500,200

Electronic Equipment & Instruments – 0.0%
Keyence Corp.	300	120,604

Technology Distributors – 0.1%
Arrow Electronics, Inc.(b)	2,293	161,657
Avnet, Inc.	22,703	878,379
CDW Corp./DE	8,978	530,510

		1,570,546

		5,191,350

Consumer Durables & Apparel – 0.3%
Apparel, Accessories & Luxury Goods – 0.3%
Christian Dior SE	3,095	848,848
Cie Financiere Richemont SA (REG)	6,768	565,524
LVMH Moet Hennessy Louis Vuitton SE	1,067	263,409
Samsonite International SA	230,100	886,423
VF Corp.	15,482	845,782

		3,409,986

Consumer Electronics – 0.0%
Panasonic Corp.	29,200	349,181

Footwear – 0.0%
NIKE, Inc. – Class B	7,654	424,108

Home Furnishings – 0.0%
Mohawk Industries, Inc.(b)	818	192,058

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 29

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Homebuilding – 0.0%
Corp. GEO SAB de CV Series B(b)	1,321	$183
Cyrela Brazil Realty SA Empreendimentos e Participacoes	39,000	162,190
Desarrolladora Homex SAB de CV(b)	1,590	154
MRV Engenharia e Participacoes SA	39,450	198,117
Urbi Desarrollos Urbanos SAB de CV(b)	172	65

		360,709

		4,736,042

Food & Staples Retailing – 0.3%
Food Distributors – 0.1%
Sysco Corp.	29,296	1,548,879

Food Retail – 0.0%
George Weston Ltd.	3,202	287,560

Hypermarkets & Super Centers – 0.2%
Carrefour SA	13,583	319,896
Costco Wholesale Corp.	5,425	963,046
Wal-Mart Stores, Inc.	19,113	1,436,916

		2,719,858

		4,556,297

Insurance – 0.2%
Life & Health Insurance – 0.2%
CNP Assurances	55,935	1,168,413
Legal & General Group PLC	57,166	182,192
Principal Financial Group, Inc.	14,291	930,773

		2,281,378

Property & Casualty Insurance – 0.0%
Suncorp Group Ltd.	21,571	222,368

		2,503,746

Media – 0.2%
Cable & Satellite – 0.0%
Eutelsat Communications SA	21,092	499,026

Movies & Entertainment – 0.1%
Regal Entertainment Group – Class A	59,360	1,310,075

Publishing – 0.1%
Pearson PLC	61,219	504,976

		2,314,077

Health Care Equipment & Services – 0.2%
Health Care Distributors – 0.1%
Sinopharm Group Co., Ltd. – Class H	105,200	471,532

30 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment – 0.1%
CR Bard, Inc.	844	$259,513
DiaSorin SpA	7,367	552,111
Stryker Corp.	2,469	336,698
Varian Medical Systems, Inc.(b)	1,911	173,404

		1,321,726

Health Care Facilities – 0.0%
VCA, Inc.(b)	4,735	433,584

		2,226,842

Semiconductors & Semiconductor Equipment – 0.2%
Semiconductor Equipment – 0.0%
ASML Holding NV	1,616	213,682

Semiconductors – 0.2%
Analog Devices, Inc.	2,166	165,049
Maxim Integrated Products, Inc.	5,262	232,317
Rohm Co., Ltd.	9,400	660,143
STMicroelectronics NV	53,042	851,798

		1,909,307

		2,122,989

Commercial & Professional Services – 0.1%
Diversified Support Services – 0.1%
Cintas Corp.	1,954	239,307
Ritchie Bros Auctioneers, Inc.	33,753	1,106,761

		1,346,068

Environmental & Facilities Services – 0.0%
Waste Connections, Inc.	7,371	678,107

		2,024,175

Automobiles & Components – 0.1%
Auto Parts & Equipment – 0.0%
Aisin Seiki Co., Ltd.	6,800	333,045
Autoliv, Inc.	2,238	224,225

		557,270

Automobile Manufacturers – 0.1%
Suzuki Motor Corp.	28,900	1,208,105

		1,765,375

Utilities – 0.0%
Electric Utilities – 0.0%
Xcel Energy, Inc.	10,267	462,529

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 31

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Multi-Utilities – 0.0%
Consolidated Edison, Inc.		2,769	$219,526

			682,055

Total Common Stocks (cost $716,952,467)			737,119,447

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 28.9%
United States – 20.0%
U.S. Treasury Inflation Index 0.125%, 4/15/18-4/15/19 (TIPS)	$	90,009	90,435,587
1.125%, 1/15/21 (TIPS)(e)		59,231	62,220,444
1.375%, 7/15/18 (TIPS)		25,525	26,183,189
1.625%, 1/15/18 (TIPS)		54,096	54,839,951
1.875%, 7/15/19 (TIPS)		18,391	19,418,145
2.125%, 1/15/19 (TIPS)		29,761	31,086,174

			284,183,490

Japan – 8.9%
Japanese Government CPI Linked Bond Series 21 0.10%, 3/10/26	JPY	13,340,510	126,461,689

Total Inflation-Linked Securities (cost $414,950,089)			410,645,179

		Shares
INVESTMENT COMPANIES – 13.5%
Funds and Investment Trusts – 13.5%(f)
BB Progressivo II FII		14,901	638,001
Global X MLP ETF		1,192,493	13,773,294
iShares Global Energy ETF		216,280	7,026,937
iShares Global Financials ETF		229,364	14,030,196
iShares MSCI Europe Financials ETF		663,846	14,126,643
iShares MSCI Global Metals & Mining Producers ETF		331,956	9,022,564
Kinea Renda Imobiliaria FII		13,062	602,925
SPDR S&P Dividend ETF		206,030	18,266,620
SPDR S&P Oil & Gas Exploration & Production ETF		194,378	6,793,511
VanEck Vectors Oil Services ET		766,279	21,356,196
Vanguard Dividend Appreciation ETF		115,196	10,539,282

32 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Vanguard Global ex-U.S. Real Estate ETF	1,036,166	$56,429,600
Vanguard REIT ETF	219,992	18,213,138

Total Investment Companies (cost $188,129,695)		190,818,907

WARRANTS – 0.0%
Real Estate – 0.0%
Diversified Real Estate Activities – 0.0%
Eastern & Oriental Bhd, expiring 7/21/19(b) (cost $0)	12,100	641

SHORT-TERM INVESTMENTS – 2.8%
Investment Companies – 2.8%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(f)(g) (cost $39,861,671)	39,861,671	39,861,671

Total Investments – 97.2% (cost $1,359,893,922)		1,378,445,845
Other assets less liabilities – 2.8%		40,183,337

Net Assets – 100.0%		$1,418,629,182

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Brent Crude Oil Futures	87	June 2017	$4,555,318	$4,556,190	$872
Brent Crude Oil Futures	271	October 2018	14,722,069	14,273,570	(448,499)
Brent Crude Oil Futures	274	October 2019	14,268,112	14,398,700	130,588
Cocoa Futures	280	July 2017	5,690,658	5,154,800	(535,858)
Copper Futures	363	July 2017	23,280,462	23,663,063	382,601
Corn Futures	372	July 2017	6,948,201	6,816,900	(131,301)
Gold 100 OZ Futures	225	June 2017	28,286,818	28,536,750	249,932
Lean Hogs Futures	174	June 2017	5,060,240	5,150,400	90,160
Live Cattle Futures	258	August 2017	12,075,969	12,389,160	313,191

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 33

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
LME Lead Futures	124	June 2017	$7,286,879	$6,975,000	$(311,879)
LME Nickel Futures	84	June 2017	4,758,142	4,751,460	(6,682)
LME Primary Aluminum Futures	149	June 2017	7,317,412	7,104,506	(212,906)
LME Zinc Futures	178	June 2017	12,039,254	11,660,113	(379,141)
Low SU Gasoil Futures	152	July 2017	6,918,915	6,957,800	38,885
Natural Gas Futures	761	September 2017	24,920,614	25,714,190	793,576
Platinum Futures	305	July 2017	14,703,414	14,467,675	(235,739)
Soybean Futures	155	July 2017	7,487,346	7,410,937	(76,409)
Soybean Meal Futures	119	July 2017	3,731,002	3,758,020	27,018
TOPIX Index Futures	213	June 2017	29,516,603	29,234,357	(282,246)
WTI Crude Futures	289	November 2018	14,645,670	14,554,040	(91,630)
WTI Crude Futures	424	November 2019	21,298,964	21,344,160	45,196

Sold Contracts
10 Yr Mini Japan Government Bond Futures	155	June 2017	20,893,686	20,999,910	(106,224)
Cattle Feeder Futures	131	August 2017	9,744,561	10,132,850	(388,289)
Coffee Robusta Futures	111	July 2017	2,413,014	2,160,060	252,954
Cotton No.2 Futures	373	July 2017	14,531,268	14,709,255	(177,987)
LME Nickel Futures	84	June 2017	4,889,552	4,751,460	138,092
LME Zinc Futures	178	June 2017	12,156,248	11,660,113	496,135
Natural Gas Futures	23	May 2017	739,232	753,480	(14,248)
NY Harbor ULSD	246	May 2017	16,581,723	15,572,390	1,009,333
Silver Futures	28	July 2017	2,415,530	2,416,680	(1,150)
U.S. T-Note 5 Yr (CBT) Futures	144	June 2017	34,358,308	34,574,625	(216,317)

					$352,028

34 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	53,887	AUD	71,129	6/15/17	$(666,590)
Australia and New Zealand Banking Group Ltd.	USD	34,550	AUD	46,328	6/15/17	113,478
Australia and New Zealand Banking Group Ltd.	USD	10,109	NZD	14,349	6/15/17	(268,132)
Australia and New Zealand Banking Group Ltd.	USD	731	TWD	22,320	6/15/17	9,394
Bank of America, NA	RUB	430,639	USD	7,341	6/15/17	(151,639)
Bank of America, NA	USD	5,113	JPY	564,507	6/15/17	(40,791)
Bank of America, NA	USD	7,194	RUB	407,809	6/15/17	(97,821)
Barclays Bank PLC	MYR	42,739	USD	9,826	5/26/17	(28,496)
Barclays Bank PLC	CHF	13,651	USD	13,696	6/15/17	(59,300)
Barclays Bank PLC	CNY	282,265	USD	40,731	6/15/17	(15,358)
Barclays Bank PLC	EUR	14,091	USD	15,107	6/15/17	(274,629)
Barclays Bank PLC	GBP	7,091	USD	8,648	6/15/17	(547,529)
Barclays Bank PLC	HUF	3,389,811	USD	11,578	6/15/17	(228,050)
Barclays Bank PLC	INR	24,153	USD	357	6/15/17	(17,278)
Barclays Bank PLC	JPY	4,845,529	USD	42,161	6/15/17	(1,380,833)
Barclays Bank PLC	KRW	15,528,776	USD	13,673	6/15/17	18,636
Barclays Bank PLC	MXN	16,654	USD	831	6/15/17	(47,549)
Barclays Bank PLC	NOK	8,065	USD	938	6/15/17	(1,461)
Barclays Bank PLC	TRY	5,127	USD	1,336	6/15/17	(89,148)
Barclays Bank PLC	USD	606	CAD	818	6/15/17	(6,643)
Barclays Bank PLC	USD	19,888	EUR	18,668	6/15/17	490,022
Barclays Bank PLC	USD	7,400	INR	477,141	6/15/17	(11,417)
Barclays Bank PLC	USD	7,900	INR	534,882	6/15/17	382,624
Barclays Bank PLC	USD	3,779	JPY	434,326	6/15/17	123,770
Barclays Bank PLC	USD	7,391	KRW	8,246,279	6/15/17	(140,255)
Barclays Bank PLC	USD	5,907	MXN	111,476	6/15/17	(27,407)
Barclays Bank PLC	USD	7,816	MXN	156,681	6/15/17	447,338
Barclays Bank PLC	USD	4,737	NOK	40,715	6/15/17	7,375
Barclays Bank PLC	USD	8,120	TRY	31,156	6/15/17	541,743
Barclays Bank PLC	ZAR	88,365	USD	6,603	6/15/17	39,147
Barclays Bank PLC	USD	11,826	PLN	48,081	6/16/17	563,338
BNP Paribas SA	AUD	92,156	USD	70,578	6/15/17	1,625,213
BNP Paribas SA	CAD	24,114	USD	18,177	6/15/17	500,798
BNP Paribas SA	JPY	1,461,695	USD	13,140	6/15/17	4,901
BNP Paribas SA	PEN	12,727	USD	3,861	6/15/17	(43,540)
BNP Paribas SA	USD	38,904	AUD	50,331	6/15/17	(1,245,035)
BNP Paribas SA	USD	18,257	CAD	24,068	6/15/17	(614,456)
BNP Paribas SA	USD	11,768	CNY	81,834	6/15/17	45,659
BNP Paribas SA	USD	10,411	GBP	8,443	6/15/17	536,761
BNP Paribas SA	USD	5,736	MXN	109,615	6/15/17	45,629
Citibank, NA	BRL	12,698	USD	3,970	5/03/17	(30,458)
Citibank, NA	USD	4,104	BRL	12,698	5/03/17	(103,508)
Citibank, NA	CHF	17,011	USD	16,897	6/15/17	(244,444)
Citibank, NA	NOK	37,767	USD	4,461	6/15/17	59,603
Citibank, NA	SEK	12,553	USD	1,403	6/15/17	(17,136)

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 35

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	10,553	CHF	10,600	6/15/17	$128,214
Citibank, NA	USD	10,250	MXN	207,969	6/15/17	718,143
Citibank, NA	USD	27,725	TWD	836,608	6/15/17	16,253
Credit Suisse International	CAD	18,450	USD	13,865	6/15/17	340,656
Credit Suisse International	CHF	43,549	USD	43,966	6/15/17	82,901
Credit Suisse International	CLP	12,036,469	USD	18,220	6/15/17	222,024
Credit Suisse International	COP	59,098,198	USD	19,958	6/15/17	(22)
Credit Suisse International	CZK	1,181,945	USD	47,873	6/15/17	(211,906)
Credit Suisse International	GBP	29,721	USD	37,178	6/15/17	(1,362,610)
Credit Suisse International	HUF	5,959,384	USD	20,574	6/15/17	(182,298)
Credit Suisse International	HUF	11,079,960	USD	38,935	6/15/17	344,244
Credit Suisse International	JPY	2,684,380	USD	24,039	6/15/17	(82,552)
Credit Suisse International	KRW	15,997,079	USD	14,176	6/15/17	109,066
Credit Suisse International	NOK	321,299	USD	37,401	6/15/17	(38,846)
Credit Suisse International	NOK	370,296	USD	43,699	6/15/17	549,228
Credit Suisse International	NZD	138,502	USD	96,621	6/15/17	1,631,363
Credit Suisse International	SEK	75,062	USD	8,375	6/15/17	(118,360)
Credit Suisse International	TWD	273,599	USD	9,075	6/15/17	2,203
Credit Suisse International	USD	50,557	CAD	68,620	6/15/17	(255,237)
Credit Suisse International	USD	18,724	CHF	18,573	6/15/17	(8,667)
Credit Suisse International	USD	4,213	COP	12,421,172	6/15/17	(18,735)
Credit Suisse International	USD	44,544	EUR	41,348	6/15/17	592,586
Credit Suisse International	USD	37,903	HUF	10,827,323	6/15/17	(192,681)
Credit Suisse International	USD	35,960	IDR	481,145,318	6/15/17	(10,651)
Credit Suisse International	USD	21,721	MXN	418,983	6/15/17	376,936
Credit Suisse International	USD	26,935	NOK	228,557	6/15/17	(301,628)
Credit Suisse International	USD	18,277	NZD	26,360	6/15/17	(198,753)
Credit Suisse International	USD	42,375	PHP	2,127,688	6/15/17	(122,078)
Credit Suisse International	USD	42,804	SEK	377,159	6/15/17	(127,892)
Credit Suisse International	USD	15,596	SEK	139,261	6/15/17	161,007
Credit Suisse International	USD	11,466	TRY	42,691	6/15/17	403,001
Credit Suisse International	ZAR	138,545	USD	10,459	6/15/17	168,305
Credit Suisse International	PLN	88,315	USD	22,467	6/16/17	(289,769)
Credit Suisse International	USD	8,778	PLN	33,988	6/16/17	(19,923)
Credit Suisse International	USD	59,774	PLN	238,594	6/16/17	1,705,277
Credit Suisse International	USD	3,853	BRL	12,338	7/05/17	(22,533)
Goldman Sachs Bank USA	BRL	12,698	USD	4,043	5/03/17	42,096
Goldman Sachs Bank USA	USD	3,970	BRL	12,698	5/03/17	30,458
Goldman Sachs Bank USA	CNY	31,122	USD	4,480	6/15/17	(12,726)
Goldman Sachs Bank USA	EUR	18,668	USD	19,903	6/15/17	(475,032)
Goldman Sachs Bank USA	TWD	677,626	USD	22,243	6/15/17	(226,931)
Goldman Sachs Bank USA	USD	44,559	CNY	308,596	6/15/17	(11,202)
Goldman Sachs Bank USA	USD	3,660	EUR	3,419	6/15/17	72,321
Goldman Sachs Bank USA	USD	26,990	INR	1,773,516	6/15/17	472,415
Goldman Sachs Bank USA	BRL	3,953	USD	1,240	7/05/17	12,796
HSBC Bank USA	GBP	15,803	USD	19,752	6/15/17	(740,729)
HSBC Bank USA	JPY	460,992	USD	4,072	6/15/17	(70,034)
HSBC Bank USA	USD	5,713	CHF	5,683	6/15/17	14,058
HSBC Bank USA	USD	22,520	GBP	17,830	6/15/17	600,971
JPMorgan Chase Bank, NA	PHP	6,017,871	USD	119,379	6/15/17	(127,848)
JPMorgan Chase Bank, NA	USD	8,190	AUD	10,845	6/15/17	(75,715)

36 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	USD	10,847	IDR	145,189,715	6/15/17	$839
JPMorgan Chase Bank, NA	USD	5,128	SGD	7,168	6/15/17	4,542
JPMorgan Chase Bank, NA	USD	24,884	TRY	91,841	6/15/17	649,750
JPMorgan Chase Bank, NA	ZAR	270,600	USD	21,232	6/15/17	1,132,302
Morgan Stanley & Co., Inc.	AUD	29,304	USD	22,433	6/15/17	507,594
Morgan Stanley & Co., Inc.	GBP	2,122	USD	2,616	6/15/17	(135,938)
Morgan Stanley & Co., Inc.	JPY	2,390,038	USD	20,919	6/15/17	(558,062)
Morgan Stanley & Co., Inc.	PEN	15,027	USD	4,565	6/15/17	(45,868)
Morgan Stanley & Co., Inc.	RUB	229,399	USD	3,866	6/15/17	(125,880)
Morgan Stanley & Co., Inc.	USD	908	COP	2,686,929	6/15/17	(204)
Morgan Stanley & Co., Inc.	USD	24,938	EUR	22,810	6/15/17	(37,674)
Morgan Stanley & Co., Inc.	USD	21,083	HUF	6,053,238	6/15/17	(361)
Morgan Stanley & Co., Inc.	USD	5,416	IDR	73,003,327	6/15/17	38,860
Nomura Global Financial Products, Inc.	USD	14,583	INR	982,592	6/15/17	632,353
Nomura Global Financial Products, Inc.	USD	88,103	JPY	9,784,276	6/15/17	(182,439)
Nomura Global Financial Products, Inc.	USD	30,064	PHP	1,523,801	6/15/17	196,381
Royal Bank of Scotland PLC	CLP	23,334,746	USD	35,485	6/15/17	594,163
Royal Bank of Scotland PLC	CNY	51,823	USD	7,467	6/15/17	(14,193)
Royal Bank of Scotland PLC	COP	36,068,093	USD	12,397	6/15/17	216,298
Royal Bank of Scotland PLC	EUR	11,186	USD	12,140	6/15/17	(70,837)
Royal Bank of Scotland PLC	JPY	8,326,694	USD	75,285	6/15/17	462,220
Royal Bank of Scotland PLC	KRW	30,394,459	USD	27,199	6/15/17	472,344
Royal Bank of Scotland PLC	MXN	68,736	USD	3,559	6/15/17	(66,495)
Royal Bank of Scotland PLC	PEN	101,841	USD	31,143	6/15/17	(104,101)
Royal Bank of Scotland PLC	TWD	1,285,790	USD	42,500	6/15/17	(136,246)
Royal Bank of Scotland PLC	USD	4,590	AUD	6,113	6/15/17	(16,515)
Royal Bank of Scotland PLC	USD	32,503	CLP	21,583,567	6/15/17	(230,155)
Royal Bank of Scotland PLC	USD	6,106	COP	17,883,285	6/15/17	(66,324)
Royal Bank of Scotland PLC	USD	17,868	EUR	16,433	6/15/17	71,034
Royal Bank of Scotland PLC	USD	1,487	HKD	11,530	6/15/17	(3,100)
Royal Bank of Scotland PLC	USD	29,406	PEN	96,041	6/15/17	60,901
Royal Bank of Scotland PLC	USD	42,345	PHP	2,131,220	6/15/17	(21,924)
Standard Chartered Bank	USD	4,024	IDR	54,486,447	6/15/17	47,211
State Street Bank & Trust Co.	CAD	39,219	USD	29,181	6/15/17	432,191
State Street Bank & Trust Co.	EUR	9,174	USD	9,785	6/15/17	(229,663)
State Street Bank & Trust Co.	NZD	58	USD	40	6/15/17	346
State Street Bank & Trust Co.	THB	654,767	USD	18,796	6/15/17	(127,990)
State Street Bank & Trust Co.	USD	4,124	EUR	3,850	6/15/17	78,464
State Street Bank & Trust Co.	USD	2,848	GBP	2,207	6/15/17	14,078
State Street Bank & Trust Co.	USD	2,326	SGD	3,287	6/15/17	27,763
State Street Bank & Trust Co.	USD	7,780	THB	267,685	6/15/17	(43,341)
State Street Bank & Trust Co.	USD	12,602	THB	436,757	6/15/17	21,149
State Street Bank & Trust Co.	ZAR	2,134	USD	161	6/15/17	2,932
UBS AG	KRW	9,205,910	USD	8,082	6/15/17	(13,005)
UBS AG	TWD	392,239	USD	12,806	6/15/17	(200,714)
UBS AG	USD	12,630	GBP	10,109	6/15/17	479,456
UBS AG	USD	126	KRW	143,866	6/15/17	203
UBS AG	USD	4,625	PHP	235,162	6/15/17	45,362

						$6,405,397

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 37

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citibank, NA	$57,600	10/16/20	1.780%	CPI#	$652,335
Citibank, NA	8,000	3/08/21	2.200%	CPI#	(6,906)
Deutsche Bank AG	79,870	3/20/21	2.221%	CPI#	(104,452)
Deutsche Bank AG	13,512	3/25/25	2.205%	CPI#	26,892
Deutsche Bank AG	12,679	3/25/25	2.205%	CPI#	25,234
Deutsche Bank AG	31,194	3/26/25	2.170%	CPI#	113,652
Deutsche Bank AG	18,987	3/26/25	2.195%	CPI#	46,842
Deutsche Bank AG	54,500	7/30/25	2.278%	CPI#	(37,042)
Deutsche Bank AG	16,640	2/28/27	2.376%	CPI#	16,063
JPMorgan Chase Bank, NA	76,719	3/30/25	2.170%	CPI#	287,487
JPMorgan Chase Bank, NA	76,719	4/01/25	2.170%	CPI#	282,218
JPMorgan Chase Bank, NA	366,340	3/21/27	2.403%	CPI#	(2,172,275)

					$(869,952)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
JPMorgan Chase Bank, NA
Bloomberg Industrial Metals Subindex 3 Month Forward	223,294	0.12%	USD 38,477	6/15/17	$827,384
Bloomberg Industrial Metals Subindex 3 Month Forward	176,579	0.12%	31,968	6/15/17	(900,380)
Bloomberg Petroleum Subindex 3 Month Forward	8,114,485	0.11%	8,115	6/15/17	(48,037)
Bloomberg Petroleum Subindex 3 Month Forward	62,604	0.11%	23,081	6/15/17	(1,596,012)
Bloomberg Precious Metals Subindex 3 Month Forward	130,475	0.11%	22,657	6/15/17	975,744
Bloomberg Precious Metals Subindex 3 Month Forward	183,600	0.11%	34,302	6/15/17	(1,032,458)
Bloomberg Softs Subindex 3 Month Forward	241,216	0.17%	22,773	6/15/17	(1,034,014)
JPMorgan F3R Congestion Index	313,206	0.15%	64,600	12/15/17	259,469

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
JPMorgan F3R Congestion Index	177,098	0.15%	USD 36,505	12/15/17	$168,681
JPMorgan F3R Congestion Index	46,752	0.15%	9,637	12/15/17	44,670
JPMorgan F3R Congestion Index	12,139	0.15%	2,502	12/15/17	11,562
Morgan Stanley Capital Services LLC
Bloomberg Grains Subindex 3 Month Forward	668,864	0.15%	44,089	6/15/17	(437,234)
Bloomberg Grains Subindex 3 Month Forward	492,390	0.15%	33,044	6/15/17	(928,059)
Bloomberg Livestock Subindex 3 Month Forward	78,910	0.16%	11,220	6/15/17	600,822

					$(3,087,862)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $9,004,396 or 0.6% of net assets.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Illiquid security.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	To obtain a copy of the Underlying Portfolios’ shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 39

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

CBT – Chicago Board of Trade

CPI – Consumer Price Index

ETF – Exchange Traded Fund

GDR – Global Depositary Receipt

LME – London Metal Exchange

MSCI – Morgan Stanley Capital International

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

ULSD – Ultra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,320,032,251)	$1,338,584,174
Affiliated issuers (cost $39,861,671)	39,861,671
Cash	4,227
Cash collateral due from broker	13,446,439
Foreign currencies, at value (cost $2,324,728)	2,339,388
Receivable for investment securities sold and foreign currency transactions	54,829,459
Unrealized appreciation on forward currency exchange contracts	20,540,687
Unrealized appreciation on total return swaps	2,888,332
Unaffiliated dividends and interest receivable	2,473,329
Receivable for capital stock sold	2,161,164
Unrealized appreciation on inflation swaps	1,450,723
Receivable for terminated total return swaps	870,138
Receivable for variation margin on exchange-traded derivatives	530,137
Affiliated dividends receivable	43,929

Total assets	1,480,023,797

Liabilities
Payable for investment securities purchased and foreign currency transactions	33,750,845
Unrealized depreciation on forward currency exchange contracts	14,135,290
Unrealized depreciation on total return swaps	5,976,194
Unrealized depreciation on inflation swaps	2,320,675
Payable for terminated total return swaps	2,086,371
Cash collateral due to broker	1,230,000
Management fee payable	834,157
Payable for capital stock redeemed	485,341
Payable for variation margin on exchange-traded derivatives	200,083
Distribution fee payable	119,957
Transfer Agent fee payable	19,785
Administrative fee payable	14,846
Accrued expenses and other liabilities	221,071

Total liabilities	61,394,615

Net Assets	$1,418,629,182

Composition of Net Assets
Capital stock, at par	$170,052
Additional paid-in capital	1,481,171,777
Distributions in excess of net investment income	(1,020,832)
Accumulated net realized loss on investment and foreign currency transactions	(82,849,897)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	21,158,082

$1,418,629,182

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES (continued)

April 30, 2017 (unaudited)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$11,854,667	1,402,840	$8.45	*

C	$2,338,889	277,897	$8.42

Advisor	$29,521,482	3,504,654	$8.42

R	$209,381	25,071	$8.35

K	$2,116,599	253,385	$8.35

I	$17,065,068	2,040,199	$8.36

1	$599,651,304	72,180,410	$8.31

2	$8,485	1,000	$8.49

Z	$755,863,307	90,366,582	$8.36

*	The maximum offering price per share for Class A shares was $8.83 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

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CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $493,329)	$8,515,449
Affiliated issuers	90,909
Interest	1,328,595
Other income	22	$9,934,975

Expenses
Management fee (see Note B)	2,993,498
Distribution fee—Class A	16,369
Distribution fee—Class C	12,906
Distribution fee—Class R	512
Distribution fee—Class K	2,588
Distribution fee—Class 1	682,300
Transfer agency—Class A	10,453
Transfer agency—Class C	2,110
Transfer agency—Advisor Class	21,084
Transfer agency—Class R	268
Transfer agency—Class K	2,086
Transfer agency—Class I	1,754
Transfer agency—Class 1	39,318
Transfer agency—Class Z	20,553
Custodian	146,469
Registration fees	69,095
Audit and tax	54,176
Legal	33,754
Printing	31,821
Administrative	25,767
Directors’ fees	11,981
Miscellaneous	39,372

Total expenses	4,218,234
Less: expenses waived and reimbursed by the Adviser (see Note B)	(41,452)

Net expenses		4,176,782

Net investment income		5,758,193

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,501,455	)(a)
Futures		(2,210,087)
Options written		832,953
Swaps		(2,437,415)
Foreign currency transactions		8,502,827
Net change in unrealized appreciation/depreciation of:
Investments		9,067,537	(b)
Futures		637,901
Options written		38,443
Swaps		1,335,352
Foreign currency denominated assets and liabilities		4,259,425

Net gain on investment and foreign currency transactions		18,525,481

Contributions from Affiliates (see Note B)		425

Net Increase in Net Assets from Operations		$24,284,099

(a)	Net of foreign capital gains taxes of $3,781.

(b)	Net of increase in accrued foreign capital gains taxes of $44,244.

See notes to consolidated financial statements.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 43

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,758,193	$7,482,380
Net realized gain (loss) on investment and foreign currency transactions	3,186,823	(51,636,906)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	15,338,658	63,149,061
Contributions from Affiliates (see Note B)	425	4,556

Net increase in net assets from operations	24,284,099	18,999,091
Dividends to Shareholders from
Net investment income
Class A	(309,690)	(174,718)
Class C	(38,521)	(11,593)
Advisor Class	(632,286)	(479,187)
Class R	(4,502)	(1,815)
Class K	(47,782)	(27,392)
Class I	(435,380)	(300,575)
Class 1	(12,411,895)	(8,849,158)
Class 2	(227)	(172)
Class Z	(224,457)	(162,962)
Capital Stock Transactions
Net increase	835,127,024	18,834,778

Total increase	845,306,383	27,826,297
Net Assets
Beginning of period	573,322,799	545,496,502

End of period (including distributions in excess of net investment income of ($1,020,832) and undistributed net investment income of $7,325,715, respectively)	$1,418,629,182	$573,322,799

See notes to consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Real Return Portfolio (the “Portfolio”), a non-diversified portfolio. As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Portfolio and the Subsidiary commenced operations on March 8, 2010. The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2017, net assets of the Portfolio were $1,418,629,182, of which $167,889,191, or 12%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of AB All Market Real Return Portfolio and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. As of April 30, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class 2 shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, Class 1, and Class Z shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Real Estate	$177,232,872		$119,132,020		$	– 0	–	$296,364,892
Energy	117,306,194		110,342,273			– 0	–	227,648,467
Materials	35,991,534		51,252,120			– 0	–(a)	87,243,654
Pharmaceuticals & Biotechnology	9,073,801		5,937,166			– 0	–	15,010,967
Food Beverage & Tobacco	13,966,914		819,007			– 0	–	14,785,921
Capital Goods	6,741,571		6,376,165			– 0	–	13,117,736
Banks	3,725,751		6,267,027			– 0	–	9,992,778
Transportation	2,555,558		7,185,318			– 0	–	9,740,876
Diversified Financials	6,966,304		2,213,561			– 0	–	9,179,865
Software & Services	4,372,277		3,531,893			– 0	–	7,904,170
Retailing	5,968,605		615,364			– 0	–	6,583,969
Consumer Services	3,197,837		2,681,146			– 0	–	5,878,983
Household & Personal Products	5,176,654		367,567			– 0	–	5,544,221
Technology Hardware & Equipment	5,070,746		120,604			– 0	–	5,191,350
Consumer Durables & Apparel	1,822,657		2,913,385			– 0	–	4,736,042
Food & Staples Retailing	4,236,401		319,896			– 0	–	4,556,297
Insurance	930,773		1,572,973			– 0	–	2,503,746
Media	1,310,075		1,004,002			– 0	–	2,314,077
Health Care Equipment & Services	1,755,310		471,532			– 0	–	2,226,842
Semiconductors & Semiconductor Equipment	397,366		1,725,623			– 0	–	2,122,989
Commercial & Professional Services	2,024,175		– 0	–		– 0	–	2,024,175
Automobiles & Components	224,225		1,541,150			– 0	–	1,765,375
Utilities	682,055		– 0	–		– 0	–	682,055
Inflation-Linked Securities	– 0	–	410,645,179			– 0	–	410,645,179
Investment Companies	190,818,907		– 0	–		– 0	–	190,818,907
Warrants	641		– 0	–		– 0	–	641
Short-Term Investments	39,861,671		– 0	–		– 0	–	39,861,671

Total Investments in Securities	641,410,874		737,034,971			– 0	–	1,378,445,845

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Investments in Securities:	Level 1		Level 2			Level 3			Total
Other Financial Instruments(b):
Assets:
Futures	$3,968,533		$	– 0	–	$	– 0	–	$3,968,533	(c)
Forward Currency Exchange Contracts	– 0	–		20,540,687			– 0	–	20,540,687
Inflation (CPI) Swaps	– 0	–		1,450,723			– 0	–	1,450,723
Total Return Swaps	– 0	–		2,888,332			– 0	–	2,888,332
Liabilities:
Futures	(3,334,259)			(282,246)			– 0	–	(3,616,505	)(c)
Forward Currency Exchange Contracts	– 0	–		(14,135,290)			– 0	–	(14,135,290)
Inflation (CPI) Swaps	– 0	–		(2,320,675)			– 0	–	(2,320,675)
Total Return Swaps	– 0	–		(5,976,194)			– 0	–	(5,976,194)

Total(d)	$642,045,148			$739,200,308		$	– 0	–	$1,381,245,456

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks - Materials(a)			Common Stocks - Real Estate
Balance as of 10/31/16	$	– 0	–		$146,353
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(1,565)			– 0	–
Purchases		1,565			– 0	–
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		(146,353)

Balance as of 4/30/17	$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$	– 0	–	$	– 0	–

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	Total
Balance as of 10/31/16		$146,353
Accrued discounts/(premiums)		– 0	–
Realized gain (loss)		– 0	–
Change in unrealized appreciation/depreciation		(1,565)
Purchases		1,565
Sales		– 0	–
Transfers in to Level 3		– 0	–
Transfers out of Level 3		(146,353)

Balance as of 4/30/17	$	– 0	–(c)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$	– 0	–

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying consolidated statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent

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years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .75% of the Portfolio’s average daily net assets. The Adviser agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses

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on an annual basis (the “Expense Caps”) to 1.30%, 2.05%, 1.05%, 1.55%, 1.30%, 1.05%, 1.30%, 1.05% and 1.05% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. Effective January 29, 2016 the Expense Caps were increased from 2.00% to 2.05%, 1.00% to 1.05%, 1.50% to 1.55%, 1.25% to 1.30%, 1.00% to 1.05%, 1.25% to 1.30%, 1.00% to 1.05% and 1.00% to 1.05% of the daily average net assets for the Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares, respectively. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018. For the six months ended April 30, 2017, such reimbursement amounted to $285.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the six months ended April 30, 2017 and the year October 31, 2016 the Adviser reimbursed the Portfolio $425 and $4,556, respectively, for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2017, the reimbursement for such services amounted to $25,767.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $68,088 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $103 from the sale of Class A shares and received $0 and $50 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio

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in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver amounted to $41,167. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$26,406	$466,575	$453,119	$39,862	$91

Brokerage commissions paid on investment transactions for the six months ended April 30, 2017 amounted to $557,590, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to ..30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares. .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Plan were limited to .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $155,371, $15,181, $18,700 and $1,650,761 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs

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incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$1,086,058,674	$453,604,254
U.S. government securities	197,496,487	26,373,383

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$38,571,125
Gross unrealized depreciation	(20,019,202)

Net unrealized appreciation	$18,551,923

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded

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for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio

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has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

During the six months ended April 30, 2017, the Portfolio held purchased options for hedging and non-hedging purposes.

During the six months ended April 30, 2017, the Portfolio held written options for hedging and non-hedging purposes.

For the six months ended April 30, 2017, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/16	5,749			$367,014
Options written	10,829			465,939
Options expired	(16,578)			(832,953)
Options bought back	– 0	–		– 0	–
Options exercised	– 0	–		– 0	–

Options written outstanding as of 4/30/17	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2017, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced

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asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2017, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

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During the six months ended April 30, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts				Receivable/Payable for variation margin on exchange-traded derivatives	$322,541	*

Equity contracts				Receivable/Payable for variation margin on exchange-traded derivatives	282,246	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$3,968,533	*	Receivable/Payable for variation margin on exchange-traded derivatives	3,011,718	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	20,540,687		Unrealized depreciation on forward currency exchange contracts	14,135,290

Interest rate contracts	Unrealized appreciation on inflation swaps	1,450,723		Unrealized depreciation on inflation swaps	2,320,675

Equity contracts	Unrealized appreciation on total return swaps	2,888,332		Unrealized depreciation on total return swaps	5,976,194

Total		$28,848,275			$26,048,664

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$447,118	$(380,952)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,354,105)	(329,743)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,303,100)	1,348,596

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	8,581,914	4,212,668

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(298,875)	250,320

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	832,953	38,443

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	285,173	1,725,421

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,722,588)	(390,069)

Total		$4,468,490	$6,474,684

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2017:

Futures:
Average original value of buy contracts	$115,662,748
Average original value of sale contracts	$78,529,550
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$481,771,340
Average principal amount of sale contracts	$573,936,029
Purchased Options:
Average monthly cost	$367,829	(a)
Inflation Swaps:
Average notional amount	$490,394,286
Total Return Swaps:
Average notional amount	$250,723,242

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of April 30, 2017:

All Market Real Return Portfolio

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$122,872	$(122,872)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	2,613,993	(2,613,993)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	2,758,961	(1,903,031)		– 0	–		– 0	–		855,930
Citibank, NA	1,574,548	(402,452)		(570,000)			– 0	–		602,096
Credit Suisse International	6,688,797	(3,565,141)		(410,000)			– 0	–		2,713,656
Deutsche Bank AG	228,683	(141,494)		– 0	–		– 0	–		87,189
Goldman Sachs Bank USA	630,086	(630,086)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	615,029	(615,029)		– 0	–		– 0	–		– 0	–

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$2,357,138		$(2,357,138)		$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc.	546,454		(546,454)			– 0	–		– 0	–		– 0	–
Nomura Global Financial Products, Inc.	828,734		(182,439)			– 0	–		– 0	–		646,295
Royal Bank of Scotland PLC	1,876,960		(729,890)			– 0	–		– 0	–		1,147,070
Standard Chartered Bank	47,211		– 0	–		– 0	–		– 0	–		47,211
State Street Bank & Trust Co.	498,459		(329,260)			– 0	–		– 0	–		169,199
UBS AG	525,021		(213,719)			– 0	–		– 0	–		311,302

Total	$21,912,946		$(14,352,998)			$(980,000)		$	– 0	–		$6,579,948	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$200,083	$	– 0	–		$(200,083)		$	– 0	–	$	– 0	–

Total	$200,083	$	– 0	–		$(200,083)		$	– 0	–	$	– 0	–

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$934,722		$(122,872)		$	– 0	–	$	– 0	–		$811,850
Bank of America, NA	290,251		– 0	–		– 0	–		(238,251)			52,000
Barclays Bank PLC	2,875,353		(2,613,993)			– 0	–		– 0	–		261,360
BNP Paribas SA	1,903,031		(1,903,031)			– 0	–		– 0	–		– 0	–
Citibank, NA	402,452		(402,452)			– 0	–		– 0	–		– 0	–
Credit Suisse International	3,565,141		(3,565,141)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	141,494		(141,494)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA	725,891		(630,086)			– 0	–		– 0	–		95,805
HSBC Bank USA	810,763		(615,029)			– 0	–		– 0	–		195,734

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
JPMorgan Chase Bank, NA	$2,375,838	$(2,357,138)	$	– 0	–	$(18,700)		$	– 0	–
Morgan Stanley & Co., Inc.	903,987	(546,454)		– 0	–	– 0	–		357,533
Nomura Global Financial Products, Inc.	182,439	(182,439)		– 0	–	– 0	–		– 0	–
Royal Bank of Scotland PLC	729,890	(729,890)		– 0	–	– 0	–		– 0	–
State Street Bank & Trust Co.	329,260	(329,260)		– 0	–	– 0	–		– 0	–
UBS AG	213,719	(213,719)		– 0	–	– 0	–		– 0	–

Total	$16,384,231	$(14,352,998)	$	– 0	–	$(256,951)			$1,774,282	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Inflation Strategy, Ltd.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$530,137	$	– 0	–	$	– 0	–	$	– 0	–		$530,137

Total	$530,137	$	– 0	–	$	– 0	–	$	– 0	–		$530,137

OTC Derivatives:
JPMorgan Chase Bank, NA	$2,287,510		$(2,287,510)		$	– 0	–	$	– 0	–	$	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co., Inc.	600,822		(600,822)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	78,464		(71,734)			– 0	–		– 0	–		6,730

Total	$2,966,796		$(2,960,066)		$	– 0	–	$	– 0	–		$6,730	^

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
OTC Derivatives:
JPMorgan Chase Bank, NA	$4,610,901	$(2,287,510)	$	– 0	–	$(2,323,391)		$	– 0	–
Morgan Stanley Capital Services LLC/ Morgan Stanley & Co., Inc.	1,365,293	(600,822)		– 0	–	(764,471)			– 0	–
State Street Bank & Trust Co.	71,734	(71,734)		– 0	–	– 0	–		– 0	–

Total	$6,047,928	$(2,960,066)	$	– 0	–	$(3,087,862)		$	– 0	–

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class A
Shares sold	105,605	245,481	$883,883	$1,819,266

Shares issued in reinvestment of dividends	31,976	20,294	271,464	151,390

Shares redeemed	(395,655)	(648,018)	(3,310,579)	(5,137,204)

Net decrease	(258,074)	(382,243)	$(2,155,232)	$(3,166,548)

Class C
Shares sold	7,630	15,344	$63,619	$113,580

Shares issued in reinvestment of dividends	4,094	1,376	34,707	10,241

Shares redeemed	(78,407)	(195,134)	(658,286)	(1,449,254)

Net decrease	(66,683)	(178,414)	$(559,960)	$(1,325,433)

Advisor Class
Shares sold	764,876	577,788	$6,401,340	$4,275,690

Shares issued in reinvestment of dividends	56,670	51,230	478,860	380,640

Shares redeemed	(395,158)	(1,306,062)	(3,304,665)	(10,069,125)

Net increase (decrease)	426,388	(677,044)	$3,575,535	$(5,412,795)

Class R
Shares sold	3,019	9,576	$25,079	$75,433

Shares issued in reinvestment of dividends	536	246	4,502	1,815

Shares redeemed	(3,152)	(5,298)	(26,477)	(42,319)

Net increase	403	4,524	$3,104	$34,929

Class K
Shares sold	45,162	67,241	$376,565	$523,121

Shares issued in reinvestment of dividends	5,695	3,711	47,782	27,392

Shares redeemed	(29,195)	(45,730)	(245,257)	(346,047)

Net increase	21,662	25,222	$179,090	$204,466

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class I
Shares sold	130,541	155,919	$1,091,274	$1,213,236

Shares issued in reinvestment of dividends	51,893	40,784	435,380	300,575

Shares redeemed	(56,861)	(72,018)	(473,788)	(561,598)

Net increase	125,573	124,685	$1,052,866	$952,213

Class 1
Shares sold	18,728,502	15,020,515	$155,433,182	$111,631,381

Shares issued in reinvestment of dividends	1,153,504	1,068,928	9,620,222	7,835,240

Shares redeemed	(9,997,234)	(12,789,170)	(82,232,072)	(97,126,550)

Net increase	9,884,772	3,300,273	$82,821,332	$22,340,071

Class Z
Shares sold	95,357,673	790,016	$800,995,786	$6,161,358

Shares issued in reinvestment of dividends	26,751	22,111	224,457	162,962

Shares redeemed	(6,074,439)	(145,833)	(51,009,954)	(1,116,445)

Net increase	89,309,985	666,294	$750,210,289	$5,207,875

There were no transactions in capital shares for Class 2 for the six months ended April 30, 2017 and the year ended October 31, 2016.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments are difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Subsidiary Risk—By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Portfolio and are subject to the same risks that apply to similar investments if held directly by the Portfolio. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Portfolio’s Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Portfolio wholly owns and controls the Subsidiary, and the Portfolio and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Portfolio or its shareholders.

Real Estate Risk—The Portfolio’s investments in the real estate securities have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in real estate investment trusts, or “REITs”, may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in taxes.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2017.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$10,007,572	$14,402,445

Total distributions paid	$10,007,572	$14,402,445

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,854,542
Accumulated capital and other losses	(72,085,602	)(a)
Unrealized appreciation/(depreciation)	(139,166,069	)(b)

Total accumulated earnings/(deficit)	$(199,397,129)

(a)	On October 31, 2016, the Portfolio had a net capital loss carryforward of $72,085,602.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of Treasury inflation-protected securities, the realization for tax purposes of gains/losses on certain derivative instruments, the tax treatment of a corporate restructuring, and the tax treatment of earnings from the Subsidiary.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-December 22, 2010 capital losses must be utilized prior to the earlier capital losses, which are subject to expiration. Post-December 22, 2010 capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

As of October 31, 2016, the Portfolio had a net capital loss carryforward of $72,085,602 which will expire as follows:

Short-Term Amount	Long-Term Amount	Expiration
$6,012,702	n/a	2019
24,234,270	$41,838,630	no expiration

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the consolidated financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.24	$ 8.13	$ 10.52	$ 11.04	$ 11.33	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.05	.10	.06	(c)	.12	.10	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	.11	(2.26)	(.50)	(.13)	.25
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.40	.21	(2.20)	(.38)	(.03)	.36

Less: Dividends
Dividends from net investment income	(.19)	(.10)	(.19)	(.14)	(.26)	(.08)

Net asset value, end of period	$ 8.45	$ 8.24	$ 8.13	$ 10.52	$ 11.04	$ 11.33

Total Return
Total investment return based on net asset value(d)	4.87%	2.75%	(21.16)%	(3.45)%	(.27)%	3.36%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,856	$13,682	$16,611	$28,434	$64,800	$67,989
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.27	%^	1.30%	1.30%	1.23%	1.05%	1.05%
Expenses, before waivers/reimbursements(e)	1.28	%^	1.36%	1.47%	1.30%	1.34%	1.28%
Net investment income(b)	1.28	%^	1.23%	.62%	1.03%	.86%	1.02%
Portfolio turnover rate	63%	119%	53%	73%	54%	118%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.17	$ 8.03	$ 10.40	$ 10.90	$ 11.18	$ 10.93

Income From Investment Operations
Net investment income (loss)(a)(b)	.02	.04	(.01)	.04	.02	.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	.12	(2.23)	(.49)	(.12)	.25
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.37	.16	(2.24)	(.45)	(.10)	.28

Less: Dividends
Dividends from net investment income	(.12)	(.02)	(.13)	(.05)	(.18)	(.03)

Net asset value, end of period	$ 8.42	$ 8.17	$ 8.03	$ 10.40	$ 10.90	$ 11.18

Total Return
Total investment return based on net asset value(d)†	4.64%	2.07%	(21.75)%	(4.13)%	(.92)%	2.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,339	$2,814	$4,202	$8,531	$13,063	$15,974
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.02	%^	2.03%	2.00%	1.93%	1.75%	1.75%
Expenses, before waivers/reimbursements(e)	2.03	%^	2.11%	2.16%	2.02%	2.04%	1.99%
Net investment income (loss)(b)	.52	%^	.51%	(.07)%	.34%	.16%	.32%
Portfolio turnover rate	63%	119%	53%	73%	54%	118%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.22	$ 8.13	$ 10.56	$ 11.09	$ 11.37	$ 11.08

Income From Investment Operations
Net investment income(a)(b)	.06	.12	.09	.15	.13	.15
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	.11	(2.27)	(.50)	(.12)	.25
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41	.23	(2.18)	(.35)	.01	.40

Less: Dividends
Dividends from net investment income	(.21)	(.14)	(.25)	(.18)	(.29)	(.11)

Net asset value, end of period	$ 8.42	$ 8.22	$ 8.13	$ 10.56	$ 11.09	$ 11.37

Total Return
Total investment return based on net asset value(d)	5.01%	3.00%	(20.95)%	(3.20)%	.12%	3.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,521	$25,307	$30,541	$58,399	$64,911	$72,529
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.01	%^	1.04%	1.00%	.94%	.75%	.75%
Expenses, before waivers/reimbursements(e)	1.02	%^	1.10%	1.17%	1.02%	1.04%	.99%
Net investment income(b)	1.55	%^	1.51%	.95%	1.33%	1.18%	1.33%
Portfolio turnover rate	63%	119%	53%	73%	54%	118%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.14	$ 8.06	$ 10.51	$ 11.04	$ 11.32	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.04	.07	.04	.15	.08	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35	.11	(2.24)	(.55)	(.13)	.26
Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.39	.18	(2.20)	(.40)	(.05)	.35

Less: Dividends
Dividends from net investment income	(.18)	(.10)	(.25)	(.13)	(.23)	(.05)

Net asset value, end of period	$ 8.35	$ 8.14	$ 8.06	$ 10.51	$ 11.04	$ 11.32

Total Return
Total investment return based on net asset value(d)†	4.77%	2.41%	(21.37)%	(3.66)%	(.47)%	3.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$209	$201	$162	$182	$38	$17
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.54	%^	1.54%	1.50%	1.44%	1.25%	1.25%
Expenses, before waivers/reimbursements(e)	1.63	%^	1.66%	1.64%	1.55%	1.65%	1.64%
Net investment income(b)	1.02	%^	.91%	.42%	1.36%	.76%	.82%
Portfolio turnover rate	63%	119%	53%	73%	54%	118%

See footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 8.15	$ 8.07	$ 10.50	$ 11.03	$ 11.32	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.05	.10	.06	.12	.10	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.34	.11	(2.25)	(.49)	(.12)	.27
Contributions from Affiliates	– 0	–	.00	.00	(c)	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.39	.21	(2.19)	(.37)	(.02)	.37

Less: Dividends
Dividends from net investment income	(.19)	(.13)	(.24)	(.16)	(.27)	(.10)

Net asset value, end of period	$ 8.35	$ 8.15	$ 8.07	$ 10.50	$ 11.03	$ 11.32

Total Return
Total investment return based on net asset value(d)	4.83%	2.81%	(21.19)%	(3.39)%	(.19)%	3.43%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,117	$1,888	$1,668	$2,174	$1,684	$1,286
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.29	%^	1.29%	1.25%	1.19%	1.00%	1.00%
Expenses, before waivers/reimbursements(e)	1.32	%^	1.35%	1.34%	1.24%	1.33%	1.35%
Net investment income(b)	1.24	%^	1.23%	.67%	1.10%	.95%	.89%
Portfolio turnover rate	63%	119%	53%	73%	54%	118%

See	footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015	2014	2013		2012

Net asset value, beginning of period	$ 8.17		$ 8.11		$ 10.54	$ 11.07	$ 11.36		$ 11.07

Income From Investment Operations
Net investment income(a)	.07		.12	(b)	.09	.15	.13	(b)	.14	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		.11		(2.25)	(.49)	(.13)		.26
Contributions from Affiliates	– 0	–	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.42		.23		(2.16)	(.34)	– 0	–	.40

Less: Dividends
Dividends from net investment income	(.23)		(.17)		(.27)	(.19)	(.29)		(.11)

Net asset value, end of period	$ 8.36		$ 8.17		$ 8.11	$ 10.54	$ 11.07		$ 11.36

Total Return
Total investment return based on net asset value(d)†	5.07%		3.03%		(20.97)%	(3.09)%	.04%		3.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,065		$15,646		$14,508	$21,341	$19,303		$18,790
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.88	%^	.91%		.96%	.91%	.75%		.75%
Expenses, before waivers/reimbursements(e)	.89	%^	.92%		.96%	.91%	.97%		.98%
Net investment income	1.66	%(b)^	1.61	%(b)	.99%	1.37%	1.17	%(b)	1.32	%(b)
Portfolio turnover rate	63%		119%		53%	73%	54%		118%

See	footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 1
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015	2014	2013		2012

Net asset value, beginning of period	$ 8.11		$ 8.05		$ 10.46	$ 11.00	$ 11.29		$ 11.01

Income From Investment Operations
Net investment income(a)	.06†	(b)	.11	(b)	.07	.13	.10	(b)	.12	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.35		.10		(2.24)	(.50)	(.12)		.25
Contributions from Affiliates	– 0	–	.00	(c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.41		.21		(2.17)	(.37)	(.02)		.37

Less: Dividends
Dividends from net investment income	(.21)		(.15)		(.24)	(.17)	(.27)		(.09)

Net asset value, end of period	$ 8.31		$ 8.11		$ 8.05	$ 10.46	$ 11.00		$ 11.29

Total Return
Total investment return based on net asset value(d)†	5.00%		2.82%		(21.12)%	(3.35)%	(.19)%		3.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$599,651		$505,143		$474,631	$513,633	$420,593		$221,971
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.12	%^	1.15%		1.16%	1.14%	1.00%		1.00%
Expenses, before waivers/reimbursements(e)	1.13	%^	1.16%		1.16%	1.14%	1.16%		1.21%
Net investment income	1.40	%(b)^	1.38	%(b)	.79%	1.16%	.95	%(b)	1.07	%(b)
Portfolio turnover rate	63%		119%		53%	73%	54%		118%

See	footnote summary on page 82.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016	2015	2014	2013		2012

Net asset value, beginning of period	$ 8.29		$ 8.22	$ 10.68	$ 11.19	$ 11.48		$ 11.07

Income From Investment Operations
Net investment income(a)	.07	(b)	.13 (b)	.09	.15	.13	(b)	.15	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		.11	(2.28)	(.50)	(.12)		.26
Contributions from Affiliates	.00	(c)	.00 (c)	.00 (c)	.00 (c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.43		.24	(2.19)	(.35)	.01		.41

Less: Dividends
Dividends from net investment income	(.23)		(.17)	(.27)	(.16)	(.30)		– 0	–

Net asset value, end of period	$ 8.49		$ 8.29	$ 8.22	$ 10.68	$ 11.19		$ 11.48

Total Return
Total investment return based on net asset value(d)	5.14%		3.17%	(20.85)%	(3.12)%	.05%		3.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8		$8	$8	$11	$11		$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.83	%^	.90%	.92%	.89%	.75%		.75%
Expenses, before waivers/reimbursements(e)	.83	%^	.90%	.92%	.89%	1.93%		.96%
Net investment income	1.67	%(b)^	1.60%	.92%	1.36%	1.16	%(b)	1.32	%(b)
Portfolio turnover rate	63%		119%	53%	73%	54%		118%

See	footnote summary on page XX.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,			January 31, 2014(f) to October 31, 2014
			2016		2015

Net asset value, beginning of period	$ 8.17		$ 8.11		$ 10.55	$ 10.53

Income From Investment Operations
Net investment income(a)	.06	(b)	.12	(b)	.07	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.36		.11		(2.24)	(.11)
Contributions from Affiliates	– 0	–	.00	(c)	.00 (c)	.00	(c)

Net increase (decrease) in net asset value from operations	.42		.23		(2.17)	.02

Less: Dividends
Dividends from net investment income	(.23)		(.17)		(.27)	– 0	–

Net asset value, end of period	$ 8.36		$ 8.17		$ 8.11	$ 10.55

Total Return
Total investment return based on net asset value(d)	5.07%		3.09%		(20.94)%	.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$755,863		$8,634		$3,166	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.82	%^	.92%		.96%	.88	%^
Expenses, before waivers/reimbursements(e)	.83	%^	.92%		.96%	.88	%^
Net investment income	1.57	%(b)^	1.56	%(b)	.92%	1.59	%^
Portfolio turnover rate	63%		119%		53%	73%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2017, such waiver amounted to 0.01% annualized for the Portfolio.

(f)	Commencement of distributions.

†	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Vinod Chathlani(2), Vice President Daniel J. Loewy(2) , Vice President Vadim Zlotnikov(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services,

Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s All Market Real Return Portfolio Team. Messrs. Loewy, Chathlani and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Real Return Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated

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to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in

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respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

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The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 87

across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

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Select US Equity Portfolio

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US VALUE

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INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

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Sustainable Global Thematic Fund1

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International Growth Fund

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Asia ex-Japan Equity Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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ALTERNATIVES

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MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

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TARGET-DATE

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CLOSED-END FUNDS

Alliance California Municipal Income Fund

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AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 89

NOTES

90 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET REAL RETURN PORTFOLIO | 91

NOTES

92 | AB ALL MARKET REAL RETURN PORTFOLIO	abfunds.com

AB ALL MARKET REAL RETURN PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMRR-0152-0417

APR    04.30.17

SEMI-ANNUAL REPORT

AB BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Bond Inflation Strategy (the “Strategy”). Please review the discussion of Strategy performance, the market conditions during the reporting period and the Strategy’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 14, 2017

This report provides management’s discussion of fund performance for AB Bond Inflation Strategy for the semi-annual reporting period ended April 30, 2017.

The Strategy’s investment objective is to maximize real return without assuming what the Adviser considers to be undue risk.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB BOND INFLATION STRATEGY
Class 1 Shares[1]	0.72%	3.45%
Class 2 Shares[1]	0.77%	3.50%
Class A Shares	0.62%	3.29%
Class C Shares	0.33%	2.49%
Advisor Class Shares[2]	0.81%	3.58%
Class R Shares[2]	0.59%	3.05%
Class K Shares[2]	0.67%	3.26%
Class I Shares[2]	0.72%	3.54%
Class Z Shares[2]	0.76%	3.49%
Bloomberg Barclays 1-10 Year TIPS Index	0.13%	1.64%
Lipper Inflation Protected Bond Funds Average	0.01%	1.89%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

INVESTMENT RESULTS

The table above shows the Strategy’s performance compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index, and to the Lipper Inflation Protected Bond Funds Average (the “Lipper Average”), for the six- and 12-month periods ended April 30, 2017. Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some of the funds may have different investment policies and sales and management fees and fund expenses.

2 | AB BOND INFLATION STRATEGY	abfunds.com

During both periods, all share classes of the Strategy outperformed the benchmark and Lipper Average, before sales charges. During the six-month period, sector allocation contributed relative to the benchmark, primarily because of exposures to investment-grade corporates and agency risk-sharing transactions. The protection that the Strategy holds on corporates—both high-yield and investment-grade—detracted as the sectors performed well in the period. Currency positioning was positive, mainly due to overweight positions in the Colombian peso and Mexican peso and an underweight in the Singapore dollar. An overweight in the Canadian dollar took back some of these gains. The Strategy’s longer-than-benchmark duration also detracted as yields rose over the period.

During the 12-month period, sector selection contributed to performance relative to the benchmark, helped most by the Strategy’s exposure to investment-grade and high-yield corporates, agency risk-sharing transactions and non-agency mortgages. Currency allocation contributed to returns, as gains from underweights in the Singapore dollar, British pound and Canadian dollar more than offset losses from an underweight in the Taiwan dollar. During the period, holdings in TIPS generally fell and underperformed relative to Treasuries, which also weighed on performance. The Strategy’s longer-than-benchmark duration detracted in the rising rate environment. As in the six-month period, a long position in Treasuries, which underperformed TIPS, detracted.

During both periods, the Strategy utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on performance during both periods. Treasury futures, interest rate and Consumer Price Index (“CPI”) swaps as well as interest rate swaptions were utilized to manage duration, inflation protection, country exposure and yield-curve positioning. Equity options were utilized to manage market exposure.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets rallied over the 12-month period, but were volatile in the latter half of the period. Political events had a significant impact on bond markets during both periods. In the US, Donald Trump’s presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets, though uncertainty regarding the specific details remained high. UK Prime Minister Theresa May surprised investors when she called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The benign first-round outcome of the French presidential elections quelled some geopolitical uncertainty and renewed appetite for risk assets. Markets, especially in Europe, rallied on the news. The 10-year US Treasury yield

abfunds.com	AB BOND INFLATION STRATEGY | 3

rose almost half a percent to end higher at 2.28%. The 10-year German bund yield also rose through both periods, though only modestly in the latter, ending at 0.32%.

European central banks generally maintained an easing bias through the 12-month period, while the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008. Accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Yields in developed markets had varying performance in both periods, generally rising in the US, Japan and Canada, and moving in different directions elsewhere, though longer maturities broadly rose. Developed-market treasuries, investment-grade credit securities and emerging-market local-currency government bonds rebounded over the 12-month period, but experienced volatility in the latter half. Global high yield rallied in both periods, during which sector performance was almost uniformly positive; energy and basics were the best performers in each period, benefiting from oil price increases. Consumer-related sectors generally lagged the rising markets, with pharmaceuticals one of the few sectors to fall in both periods.

INVESTMENT POLICIES

The Strategy seeks real return. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in inflation-indexed securities (such as TIPS or inflation-indexed securities from issuers other than the US Treasury) or by gaining inflation protection through derivatives transactions, such as inflation (CPI) swaps or total return swaps linked to TIPS. In deciding whether to purchase inflation-indexed securities or use inflation-linked derivatives transactions, the Adviser will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may also invest in other fixed-income investments, such as US and non-US government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities.

Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment-grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national rating agency (or deemed by the Adviser to be of comparable credit quality), which are not investment-grade (“junk bonds”).

(continued on next page)

4 | AB BOND INFLATION STRATEGY	abfunds.com

Inflation-indexed securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the CPI for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both US and non-US issuers, and in derivative instruments linked to these securities.

The Strategy may invest in derivatives, such as options, futures, forwards or swaps. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed-income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the costs of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating-rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment-grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

abfunds.com	AB BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

6 | AB BOND INFLATION STRATEGY	abfunds.com

DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk: To the extent the Strategy uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

abfunds.com	AB BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. For Class 1 shares, go to www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and Class 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			0.40%
1 Year	3.45%	3.45%
5 Years	1.16%	1.16%
Since Inception[3]	2.93%	2.93%
CLASS 2 SHARES[2]			0.50%
1 Year	3.50%	3.50%
5 Years	1.25%	1.25%
Since Inception[3]	3.01%	3.01%
CLASS A SHARES			0.15%
1 Year	3.29%	-1.11%
5 Years	0.96%	0.09%
Since Inception[3]	2.71%	2.10%
CLASS C SHARES			-0.58%
1 Year	2.49%	1.49%
5 Years	0.25%	0.25%
Since Inception[3]	1.99%	1.99%
ADVISOR CLASS SHARES[4]			0.40%
1 Year	3.58%	3.58%
5 Years	1.24%	1.24%
Since Inception[3]	3.01%	3.01%
CLASS R SHARES[4]			-0.24%
1 Year	3.05%	3.05%
5 Years	0.76%	0.76%
Since Inception[3]	2.52%	2.52%
CLASS K SHARES[4]			0.07%
1 Year	3.26%	3.26%
5 Years	1.01%	1.01%
Since Inception[3]	2.76%	2.76%
CLASS I SHARES[4]			0.48%
1 Year	3.54%	3.54%
5 Years	1.27%	1.27%
Since Inception[3]	3.02%	3.02%
CLASS Z SHARES[4]			0.49%
1 Year	3.49%	3.49%
Since Inception[5]	2.79%	2.79%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 1.03%, 0.93%, 1.41%, 2.16%, 1.16%, 1.71%, 1.36%, 1.03% and 0.95% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.60%, 0.50%, 0.75%, 1.50%, 0.50%, 1.00%, 0.75%, 0.50% and 0.50% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2017.

2	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements. These share classes do not carry front-end sales charges; therefore their respective NAV and SEC returns are the same.

3	Inception date: 1/26/2010.

4	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

5	Inception date: 12/11/2014.

10 | AB BOND INFLATION STRATEGY	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	3.57%
5 Years	1.25%
Since Inception[2]	2.86%
CLASS 2 SHARES[1]
1 Year	3.71%
5 Years	1.35%
Since Inception[2]	2.95%
CLASS A SHARES
1 Year	-0.84%
5 Years	0.18%
Since Inception[2]	2.04%
CLASS C SHARES
1 Year	1.69%
5 Years	0.34%
Since Inception[2]	1.92%
ADVISOR CLASS SHARES[3]
1 Year	3.70%
5 Years	1.33%
Since Inception[2]	2.94%
CLASS R SHARES[3]
1 Year	3.30%
5 Years	0.88%
Since Inception[2]	2.46%
CLASS K SHARES[3]
1 Year	3.50%
5 Years	1.11%
Since Inception[2]	2.70%
CLASS I SHARES[3]
1 Year	3.76%
5 Years	1.37%
Since Inception[2]	2.97%
CLASS Z SHARES[3]
1 Year	3.79%
Since Inception[4]	2.60%

(footnotes continued on next page)

abfunds.com	AB BOND INFLATION STRATEGY | 11

HISTORICAL PERFORMANCE (continued)

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception date: 1/26/2010.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

4	Inception date: 12/11/2014.

12 | AB BOND INFLATION STRATEGY	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,006.20	$4.92	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%

abfunds.com	AB BOND INFLATION STRATEGY | 13

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$1,003.30	$8.64	1.74%
Hypothetical**	$1,000	$1,016.17	$8.70	1.74%
Advisor Class
Actual	$1,000	$1,008.10	$3.68	0.74%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%
Class R
Actual	$1,000	$1,005.90	$6.17	1.24%
Hypothetical**	$1,000	$1,018.65	$6.21	1.24%
Class K
Actual	$1,000	$1,006.70	$4.93	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%
Class I
Actual	$1,000	$1,007.20	$3.68	0.74%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%
Class 1
Actual	$1,000	$1,007.20	$4.18	0.84%
Hypothetical**	$1,000	$1,020.63	$4.21	0.84%
Class 2
Actual	$1,000	$1,007.70	$3.68	0.74%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%
Class Z
Actual	$1,000	$1,007.60	$3.68	0.74%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%

*	Expenses are equal to each classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $464.1

Total Investments ($mil): $598.3

INFLATION PROTECTION BREAKDOWN1

U.S. Inflation-Protected Exposure	98.0%
Non-U.S.	1.0%
Non-Inflation Exposure	1.0%
100.0%

SECTOR BREAKDOWN OF NET PORTFOLIO ASSETS, EXCLUDING TREASURY SECURITIES, TIPS, INTEREST RATE DERIVATIVES AND NET CASH EQUIVALENTS1

Corporates–Investment Grade	13.6%
Commercial Mortgage-Backed Securities	8.3%
Asset-Backed Securities	5.8%
Collateralized Mortgage Obligations	4.4%
Corporates–Non-Investment Grade	2.9%
Emerging Markets–Corporate Bonds	0.5%
Quasi-Sovereigns	0.2%
Governments–Sovereign Bonds	0.1%
Common Stocks	0.1%
Emerging Markets–Sovereigns	0.1%

SECURITY TYPE BREAKDOWN2

Inflation-Linked Securities	71.2%
Corporates–Investment Grade	9.9%
Commercial Mortgage-Backed Securities	4.9%
Asset-Backed Securities	4.5%
Collateralized Mortgage Obligations	3.4%
Corporates–Non-Investment Grade	1.7%
Emerging Markets–Treasuries	0.5%
Emerging Markets–Corporate Bonds	0.4%
Quasi-Sovereigns	0.2%
Governments–Sovereign Bonds	0.1%
Common Stocks	0.1%
Emerging Markets–Sovereigns	0.1%
Short-Term	3.0%

1	All data are as of April 30, 2017. The Strategy’s sector and inflation-protection exposure breakdown is expressed as an approximate percentage of the Strategy’s total net assets (and may vary over time) inclusive of derivative exposure except as noted, based on the Adviser’s internal classification.

2	The Strategy’s sector breakdown is expressed, based on the Adviser’s internal classification, as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions (not reflected in the table), which may be used for hedging or investment purposes or to adjust the risk profile or exposures of the Strategy (see “Portfolio of Investments” section of the report for additional details). Derivative transactions may result in a form of leverage for the Strategy. The Strategy uses leverage for investment purposes by entering into reverse repurchase agreements. As a result, the Strategy’s total investments will generally exceed its net assets.

abfunds.com	AB BOND INFLATION STRATEGY | 15

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 91.9%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27	JPY	478,042	$4,549,365

United States – 90.9%
U.S. Treasury Inflation Index 0.125%, 4/15/19-1/15/23 (TIPS)(a)	U.S.$	103,145	104,017,968
0.125%, 1/15/22-7/15/24 (TIPS)		40,157	40,241,922
0.25%, 1/15/25 (TIPS)(a)		33,833	33,727,274
0.375%, 7/15/23 (TIPS)(a)(b)		19,075	19,433,042
0.375%, 7/15/25 (TIPS)(a)		29,805	30,066,054
0.625%, 7/15/21 (TIPS)(a)		54,028	55,994,960
0.625%, 1/15/24 (TIPS)		46,933	48,252,533
1.375%, 1/15/20 (TIPS)		20,044	21,008,733
2.00%, 1/15/26 (TIPS)		10,967	12,509,675
2.375% TII, 1/15/25 (TIPS)		7,835	9,074,051
2.375%, 1/15/27 (TIPS)(a)		39,946	47,472,949

			421,799,161

Total Inflation-Linked Securities (cost $423,436,296)			426,348,526

CORPORATES – INVESTMENT GRADE – 12.8%
Industrial – 7.7%
Basic – 0.5%
Barrick Gold Corp. 4.10%, 5/01/23		47	51,000
Dow Chemical Co. (The) 8.55%, 5/15/19		67	75,618
Eastman Chemical Co. 3.80%, 3/15/25		227	233,898
Minsur SA 6.25%, 2/07/24(c)		314	336,765
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(c)		393	384,649
Vale Overseas Ltd. 6.875%, 11/21/36		515	557,230
Yamana Gold, Inc. 4.95%, 7/15/24		403	407,030

			2,046,190

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		590	611,342

16 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

General Electric Co. Series D 5.00%, 1/21/21(d)	U.S.$	191	$201,992

			813,334

Communications - Media – 0.4%
CBS Corp. 3.50%, 1/15/25		300	302,193
5.75%, 4/15/20		325	357,276
Cox Communications, Inc. 2.95%, 6/30/23(c)		163	157,223
RELX Capital, Inc. 8.625%, 1/15/19		460	508,677
Time Warner Cable LLC 4.50%, 9/15/42		235	216,679
5.00%, 2/01/20		35	37,328
8.75%, 2/14/19		25	27,814
Viacom, Inc. 4.375%, 3/15/43		336	298,150

			1,905,340

Communications - Telecommunications – 1.1%
AT&T, Inc. 3.00%, 2/15/22		1,255	1,260,785
3.40%, 5/15/25		120	116,788
3.80%, 3/15/22		274	284,349
4.125%, 2/17/26		431	439,008
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	55	44,085
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(c)	U.S.$	344	347,027
Telefonica Emisiones SAU 5.213%, 3/08/47		707	731,236
Verizon Communications, Inc. 2.625%, 8/15/26		614	563,026
3.50%, 11/01/24		565	565,175
5.50%, 3/16/47		535	566,447

			4,917,926

Consumer Cyclical - Automotive – 0.3%
Ford Motor Credit Co. LLC 2.597%, 11/04/19		400	402,140
5.875%, 8/02/21		640	712,851
General Motors Co. 3.50%, 10/02/18		425	433,504

			1,548,495

abfunds.com	AB BOND INFLATION STRATEGY | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24	U.S.$	623	$639,977

Consumer Non-Cyclical – 1.2%
AbbVie, Inc. 3.60%, 5/14/25		455	459,577
Baxalta, Inc. 3.60%, 6/23/22		700	720,727
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		81	91,472
Celgene Corp. 3.875%, 8/15/25		520	538,439
Grupo Bimbo SAB de CV 3.875%, 6/27/24(c)		648	654,052
Laboratory Corp. of America Holdings 3.60%, 2/01/25		275	274,973
Mylan NV 3.95%, 6/15/26		197	194,926
Sigma Alimentos SA de CV 4.125%, 5/02/26(c)		645	636,292
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		599	578,472
3.15%, 10/01/26		400	371,384
Tyson Foods, Inc. 2.65%, 8/15/19		199	200,877
3.95%, 8/15/24		650	667,491

			5,388,682

Energy – 2.5%
Cenovus Energy, Inc. 3.00%, 8/15/22		33	32,452
5.70%, 10/15/19		159	170,640
Ecopetrol SA 5.875%, 5/28/45		292	267,414
Energy Transfer Partners LP/old 5.20%, 2/01/22		510	551,473
EnLink Midstream Partners LP 5.05%, 4/01/45		352	332,098
Enterprise Products Operating LLC 3.70%, 2/15/26		771	781,694
5.20%, 9/01/20		335	365,482
Hess Corp. 4.30%, 4/01/27		563	560,579
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		104	108,300
5.00%, 10/01/21		1,200	1,293,348

18 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marathon Petroleum Corp. 5.125%, 3/01/21	U.S.$	280	$303,730
MPLX LP 4.125%, 3/01/27		316	319,997
4.50%, 7/15/23		575	606,729
Nabors Industries, Inc. 5.50%, 1/15/23(c)		671	678,884
Noble Energy, Inc. 3.90%, 11/15/24		491	501,743
4.15%, 12/15/21		127	134,374
8.25%, 3/01/19		387	429,230
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		621	611,542
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		115	119,647
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(c)		418	441,454
Schlumberger Holdings Corp. 3.00%, 12/21/20(c)		845	866,201
Spectra Energy Capital LLC 8.00%, 10/01/19		8	8,985
Valero Energy Corp. 6.125%, 2/01/20		476	525,061
Williams Partners LP 3.90%, 1/15/25		1,250	1,267,475
4.125%, 11/15/20		300	314,055

			11,592,587

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 3/25/24(c)		600	636,750

Services – 0.2%
S&P Global, Inc. 4.40%, 2/15/26		611	653,850
Total System Services, Inc. 2.375%, 6/01/18		259	259,927

			913,777

Technology – 0.9%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,553
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(c)		190	192,776
3.875%, 1/15/27(c)		407	412,820

abfunds.com	AB BOND INFLATION STRATEGY | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dell International LLC/EMC Corp. 4.42%, 6/15/21(c)	U.S.$	805	$845,483
6.02%, 6/15/26(c)		138	151,785
Fidelity National Information Services, Inc. 3.50%, 4/15/23		112	114,828
5.00%, 10/15/25		2	2,206
KLA-Tencor Corp. 4.65%, 11/01/24		639	686,280
Lam Research Corp. 2.80%, 6/15/21		250	252,337
Micron Technology, Inc. 7.50%, 9/15/23		209	233,802
Motorola Solutions, Inc. 7.50%, 5/15/25		483	575,731
Seagate HDD Cayman 4.75%, 1/01/25		398	388,289
Western Digital Corp. 7.375%, 4/01/23(c)		447	488,799

			4,352,689

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(c)		565	573,475
AerCap Aviation Solutions BV 6.375%, 5/30/17		200	200,714

			774,189

			35,529,936

Financial Institutions – 4.7%
Banking – 4.1%
ABN AMRO Bank NV 4.75%, 7/28/25(c)		200	209,486
Banco Santander SA 3.50%, 4/11/22		600	605,730
Bank of America Corp. 2.881%, 4/24/23		1,155	1,151,985
3.824%, 1/20/28		965	972,701
Barclays Bank PLC Series E 6.625%, 3/30/22(c)	EUR	101	137,595
Barclays PLC 3.65%, 3/16/25	U.S.$	294	289,596
3.684%, 1/10/23		700	711,263
BNP Paribas SA 3.80%, 1/10/24(c)		332	335,941
Series E 2.25%, 1/11/27(c)	EUR	300	328,443

20 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BPCE SA 5.70%, 10/22/23(c)	U.S.$	213	$230,809
Citigroup, Inc. 3.875%, 3/26/25		655	655,845
Cooperatieve Rabobank UA 4.375%, 8/04/25		396	411,935
Credit Agricole SA/London 4.125%, 1/10/27(c)		367	371,756
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		1,285	1,313,398
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		382	376,537
2.654% (LIBOR 3 Month + 1.60%), 11/29/23(e)		406	419,548
3.85%, 7/08/24		1,000	1,032,310
HSBC Holdings PLC 4.00%, 3/30/22		1,000	1,053,310
ING Groep NV 3.95%, 3/29/27		538	550,912
JPMorgan Chase & Co. 2.295%, 8/15/21		322	319,694
3.782%, 2/01/28		518	526,221
4.25%, 10/15/20		55	58,472
Lloyds Banking Group PLC 4.65%, 3/24/26		318	330,456
Morgan Stanley Series G 5.50%, 7/28/21		456	507,610
Nationwide Building Society 4.00%, 9/14/26(c)		820	811,784
PNC Bank NA 3.80%, 7/25/23		940	986,737
Santander Issuances SAU 3.25%, 4/04/26(c)	EUR	400	464,687
Santander UK PLC 5.00%, 11/07/23(c)	U.S.$	505	531,972
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		281	280,899
UBS AG/Stamford CT 7.625%, 8/17/22		465	544,213
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(c)		1,153	1,186,518
US Bancorp Series J 5.30%, 4/15/27(d)		427	442,577

abfunds.com	AB BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo & Co. 3.069%, 1/24/23	U.S.$	759	$767,584

			18,918,524

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		294	313,075

Insurance – 0.2%
Coventry Health Care, Inc. 5.45%, 6/15/21		415	459,882
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		5	5,435
Lincoln National Corp. 8.75%, 7/01/19		54	61,331
MetLife, Inc. 5.70%, 6/15/35		90	109,351
Nationwide Financial Services, Inc. 5.375%, 3/25/21(c)		360	393,343
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(c)		125	203,857

			1,233,199

REITS – 0.3%
Trust F/1401 5.25%, 1/30/26(c)		640	649,595
Welltower, Inc. 4.00%, 6/01/25		708	726,252

			1,375,847

			21,840,645

Utility – 0.4%
Electric – 0.4%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		340	426,292
CMS Energy Corp. 5.05%, 3/15/22		144	157,921
Entergy Corp. 4.00%, 7/15/22		607	641,514
Exelon Corp. 5.15%, 12/01/20		91	98,196
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(c)		620	669,600

			1,993,523

22 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Natural Gas – 0.0%
NiSource Finance Corp. 6.80%, 1/15/19	U.S.$	75	$80,793

			2,074,316

Total Corporates – Investment Grade (cost $58,064,502)			59,444,897

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.3%
Non-Agency Fixed Rate CMBS – 5.1%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		258	262,504
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		45	45,335
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(c)		1,070	1,083,960
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(c)		885	914,620
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 5.036%, 9/10/45(c)		486	461,426
Series 2013-GC11, Class D 4.603%, 4/10/46(c)		191	176,440
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,382	1,388,916
Series 2016-C1, Class A4 3.209%, 5/10/49		775	781,338
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.99%, 5/15/46		26	26,355
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(c)		296	290,636
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,155	1,207,953
Series 2015-PC1, Class A5 3.902%, 7/10/50		745	783,265

abfunds.com	AB BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.829%, 6/15/39	U.S.$	144	$143,601
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		395	411,634
Series 2015-C4, Class A4 3.808%, 11/15/48		1,148	1,197,802
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(c)		735	745,186
GS Mortgage Securities Trust Series 2007-GG10, Class A4 6.04%, 8/10/45		40	40,257
Series 2013-G1, Class A1 2.059%, 4/10/31(c)		521	508,576
Series 2014-GC18, Class D 5.11%, 1/10/47(c)		581	496,315
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(c)		249	248,749
Series 2006-LDP9, Class AM 5.372%, 5/15/47		227	227,179
Series 2007-CB19, Class AM 5.933%, 2/12/49		295	294,805
Series 2007-LD12, Class AM 6.265%, 2/15/51		245	247,990
Series 2011-C5, Class D 5.588%, 8/15/46(c)		129	130,227
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		430	451,057
Series 2015-C32, Class C 4.818%, 11/15/48		545	523,514
Series 2015-C33, Class A4 3.77%, 12/15/48		1,150	1,204,200
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		222	191,151
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(c)		375	375,290
Series 2015-3, Class A2 2.729%, 4/20/48(c)		651	654,955

24 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49	U.S.$	93	$93,458
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class XA 1.294%, 10/15/48(f)		11,205	794,524
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		320	320,207
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		2,309	2,329,318
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		25	25,247
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,160	1,191,562
Series 2015-SG1, Class C 4.619%, 9/15/48		537	534,621
Series 2016-LC25, Class C 4.585%, 12/15/59		330	326,012
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	880,624
Series 2016-NXS6, Class C 4.455%, 11/15/49		525	522,633
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		494	508,658
Series 2014-C20, Class A2 3.036%, 5/15/47		648	661,634

			23,703,734

Non-Agency Floating Rate CMBS – 1.2%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.894% (LIBOR 1 Month + 1.90%), 11/15/21(c)(e)		328	328,002
Series 2016-IMC, Class C 4.944% (LIBOR 1 Month + 3.95%), 11/15/21(c)(e)		184	184,356
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.367% (LIBOR 1 Month + 4.60%), 11/15/33(c)(e)		185	185,695

abfunds.com	AB BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2015-WOLF, Class A 2.444% (LIBOR 1 Month + 1.45%), 5/15/34(c)(e)	U.S.$	800	$804,000
H/2 Asset Funding NRE Series 2015-1A 2.638%, 6/24/49(e)(g)		505	501,671
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.914% (LIBOR 1 Month + 0.92%), 6/15/29(c)(e)		1,068	1,068,672
Series 2015-SGP, Class A 2.694% (LIBOR 1 Month + 1.70%), 7/15/36(c)(e)		853	857,265
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.944% (LIBOR 1 Month + 1.87%), 8/15/26(c)(e)		214	212,843
Series 2015-XLF2, Class SNMA 2.944% (LIBOR 1 Month + 1.95%), 11/15/26(c)(e)		241	236,452
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 2.044% (LIBOR 1 Month + 1.05%), 4/15/32(c)(e)		65	64,912
Starwood Retail Property Trust Series 2014-STAR, Class A 2.214% (LIBOR 1 Month + 1.22%), 11/15/27(c)(e)		1,084	1,073,779

			5,517,647

Total Commercial Mortgage-Backed Securities (cost $29,167,820)			29,221,381

ASSET-BACKED SECURITIES – 5.8%
Autos - Fixed Rate – 3.7%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		300	299,566
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		707	707,091
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		644	643,503

26 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(c)	U.S.$	420	$421,046
Series 2013-2A, Class A 2.97%, 2/20/20(c)		289	293,472
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(c)		541	540,666
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		570	570,132
Series 2015-2, Class A3 1.31%, 8/15/19		268	268,176
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		200	200,342
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(c)		857	858,945
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(c)		156	155,595
Series 2014-B, Class A 1.11%, 11/15/18(c)		10	9,862
Drive Auto Receivables Trust Series 2017-AA, Class A3 1.77%, 1/15/20(c)		765	764,170
Series 2017-BA, Class A1 1.20%, 4/16/18(c)		1,123	1,123,205
Series 2017-BA, Class A3 1.74%, 6/17/19(c)		880	880,293
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(c)		255	254,633
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(c)		250	267,537
Series 2016-3A, Class A 1.84%, 11/16/20(c)		244	243,441
Series 2017-2A, Class A 2.11%, 6/15/21(c)		790	788,931
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(c)		325	352,621
Series 2016-4, Class D 3.89%, 11/15/22(c)		330	325,279

abfunds.com	AB BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(c)	U.S.$	728	$734,955
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		798	799,072
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(c)		599	599,101
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19		155	154,642
Hertz Vehicle Financing II LP Series 2015-1A, Class A 2.73%, 3/25/21(c)		625	623,304
Series 2015-1A, Class B 3.52%, 3/25/21(c)		489	488,893
Series 2015-2A, Class A 2.02%, 9/25/19(c)		508	505,503
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(c)		368	367,617
Series 2016-1A, Class A 2.32%, 3/25/20(c)		737	734,383
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(c)		476	476,028
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		318	317,982
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		264	264,086
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(c)		750	753,947
Series 2016-3, Class A2 1.34%, 11/15/19		322	321,893
Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(c)		41	40,974

			17,150,886

Other ABS - Fixed Rate – 0.9%
Citi Held For Asset Issuance Series 2016-PM1, Class A 4.65%, 4/15/25(c)		163	165,138

28 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21	U.S.$	493	$494,175
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(c)		91	91,259
Series 2015-2, Class A2A 1.42%, 12/22/17(c)		33	32,712
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(c)		167	166,313
Series 2017-1A, Class A 2.827%, 3/15/24(c)		570	570,862
SBA Tower Trust 3.156%, 10/15/20(c)		851	855,340
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(c)		278	278,427
Series 2016-3, Class A 3.05%, 12/26/25(c)		384	384,422
Series 2017-2, Class A 3.28%, 2/25/26(c)		667	670,443
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(c)		479	487,162

			4,196,253

Autos - Floating Rate – 0.7%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.494% (LIBOR 1 Month + 0.50%), 7/15/20(c)(e)		1,037	1,039,052
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A2 1.564% (LIBOR 1 Month + 0.57%), 1/15/22(e)		692	696,862
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 2.478% (LIBOR 1 Month + 1.50%), 10/20/20(c)(e)		159	159,000
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.343% (LIBOR 1 Month + 0.35%), 7/22/19(c)(e)		330	330,051

abfunds.com	AB BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.373% (LIBOR 1 Month + 0.38%), 7/20/19(e)	U.S.$	534	$534,204
Series 2015-1, Class A 1.493% (LIBOR 1 Month + 0.50%), 1/20/20(e)		620	621,062

			3,380,231

Credit Cards - Fixed Rate – 0.4%
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,084	1,093,881
Series 2016-1, Class A 2.04%, 3/15/22		209	209,945
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		373	373,321
Series 2016-B, Class A 1.44%, 6/15/22		313	312,186

			1,989,333

Credit Cards - Floating Rate – 0.1%
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.474% (LIBOR 1 Month + 0.48%), 2/15/22(e)		403	404,139

Total Asset-Backed Securities (cost $27,020,125)			27,120,842

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.4%
Risk Share Floating Rate – 4.1%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.491% (LIBOR 1 Month + 6.50%), 4/25/26(e)(g)		272	278,790
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.241% (LIBOR 1 Month + 4.25%), 11/25/23(e)		1,030	1,135,666

30 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-DN3, Class M3 4.991% (LIBOR 1 Month + 4.00%), 8/25/24(e)	U.S.$	1,055	$1,142,592
Series 2014-HQ3, Class M3 5.741% (LIBOR 1 Month + 4.75%), 10/25/24(e)		323	360,035
Series 2015-DNA1, Class M3 4.291% (LIBOR 1 Month + 3.30%), 10/25/27(e)		260	282,130
Series 2015-DNA2, Class M2 3.591% (LIBOR 1 Month + 2.60%), 12/25/27(e)		811	830,513
Series 2015-DNA3, Class M3 5.691% (LIBOR 1 Month + 4.70%), 4/25/28(e)		281	320,405
Series 2015-HQ1, Class M2 3.191% (LIBOR 1 Month + 2.20%), 3/25/25(e)		277	280,283
Series 2015-HQA1, Class M2 3.641% (LIBOR 1 Month + 2.65%), 3/25/28(e)		611	627,052
Series 2015-HQA2, Class M2 3.791% (LIBOR 1 Month + 2.80%), 5/25/28(e)		271	279,577
Series 2015-HQA2, Class M3 5.791% (LIBOR 1 Month + 4.80%), 5/25/28(e)		276	315,477
Series 2016-DNA1, Class M3 6.541% (LIBOR 1 Month + 5.55%), 7/25/28(e)		324	373,339
Series 2016-DNA3, Class M3 5.991% (LIBOR 1 Month + 5.00%), 12/25/28(e)		1,250	1,410,931
Series 2016-HQA1, Class M3 7.341% (LIBOR 1 Month + 6.35%), 9/25/28(e)		600	721,308
Series 2017-DNA2, Class M2 4.436% (LIBOR 1 Month + 3.45%), 10/25/29(e)		434	442,958
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.191% (LIBOR 1 Month + 1.20%), 7/25/24(e)		70	69,891
Series 2014-C04, Class 1M2 5.891% (LIBOR 1 Month + 4.90%), 11/25/24(e)		528	602,401

abfunds.com	AB BOND INFLATION STRATEGY | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 11/25/24(e)	U.S.$	181	$202,667
Series 2015-C01, Class 1M2 5.291% (LIBOR 1 Month + 4.30%), 2/25/25(e)		401	436,836
Series 2015-C01, Class 2M2 5.541% (LIBOR 1 Month + 4.55%), 2/25/25(e)		399	432,649
Series 2015-C02, Class 1M2 4.991% (LIBOR 1 Month + 4.00%), 5/25/25(e)		526	570,355
Series 2015-C02, Class 2M2 4.991% (LIBOR 1 Month + 4.00%), 5/25/25(e)		435	464,659
Series 2015-C03, Class 1M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(e)		687	761,875
Series 2015-C03, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(e)		679	756,323
Series 2015-C04, Class 1M2 6.691% (LIBOR 1 Month + 5.70%), 4/25/28(e)		1,204	1,373,988
Series 2015-C04, Class 2M2 6.541% (LIBOR 1 Month + 5.55%), 4/25/28(e)		620	692,516
Series 2016-C01, Class 1M2 7.741% (LIBOR 1 Month + 6.75%), 8/25/28(e)		587	704,168
Series 2016-C01, Class 2M2 7.941% (LIBOR 1 Month + 6.95%), 8/25/28(e)		446	534,929
Series 2016-C02, Class 1M2 6.991% (LIBOR 1 Month + 6.00%), 9/25/28(e)		505	589,074
Series 2016-C03, Class 1M2 6.291% (LIBOR 1 Month + 5.30%), 10/25/28(e)		86	98,371
Series 2016-C03, Class 2M2 6.891% (LIBOR 1 Month + 5.90%), 10/25/28(e)		1,214	1,407,856
Series 2017-C02, Class 2M2 4.641% (LIBOR 1 Month + 3.65%), 9/25/29(e)		268	276,431

32 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M1 3.741% (LIBOR 1 Month + 2.75%), 11/25/25(c)(e)	U.S.$	90	$90,714
Series 2015-WF1, Class 2M1 3.841% (LIBOR 1 Month + 2.85%), 11/25/25(e)(g)		171	173,657

			19,040,416

Agency Floating Rate – 0.2%
Federal National Mortgage Association REMICs Series 2011-15, Class SA 6.069% (7.06% – LIBOR 1 Month), 3/25/41(e)(h)		1,589	353,243
Series 2015-66, Class AS 5.259% (6.25% – LIBOR 1 Month), 9/25/45(e)(h)		2,034	359,061
Series 2016-22, Class ST 5.109% (6.10% – LIBOR 1 Month), 4/25/46(e)(h)		1,991	334,109

			1,046,413

Agency Fixed Rate – 0.1%
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(f)		2,023	410,310

Total Collateralized Mortgage Obligations (cost $18,987,467)			20,497,139

CORPORATES – NON-INVESTMENT GRADE – 2.2%
Industrial – 1.6%
Basic – 0.2%
Anglo American Capital PLC 3.75%, 4/10/22(c)		200	201,070
NOVA Chemicals Corp. 5.25%, 8/01/23(c)		391	398,104
SPCM SA 4.875%, 9/15/25(c)		500	506,075

			1,105,249

Communications - Media – 0.2%
CSC Holdings LLC 6.75%, 11/15/21		145	159,451

abfunds.com	AB BOND INFLATION STRATEGY | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SFR Group SA 5.375%, 5/15/22(c)	EUR	231	$262,161
Ziggo Secured Finance BV 5.50%, 1/15/27(c)	U.S.$	485	496,824

			918,436

Communications - Telecommunications – 0.4%
CenturyLink, Inc. Series S 6.45%, 6/15/21		233	251,652
Series Y 7.50%, 4/01/24		213	231,446
Sprint Capital Corp. 6.90%, 5/01/19		1,000	1,073,380
Wind Acquisition Finance SA 4.75%, 7/15/20(c)		340	345,443

			1,901,921

Consumer Cyclical - Automotive – 0.1%
Adient Global Holdings Ltd. 4.875%, 8/15/26(c)		321	321,507
Allison Transmission, Inc. 5.00%, 10/01/24(c)		197	200,745

			522,252

Consumer Cyclical - Other – 0.3%
International Game Technology PLC 6.25%, 2/15/22(c)		360	393,170
6.50%, 2/15/25(c)		460	503,972
KB Home 4.75%, 5/15/19		345	356,185

			1,253,327

Consumer Cyclical - Retailers – 0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(c)		200	199,770

Consumer Non-Cyclical – 0.1%
HCA, Inc. 4.50%, 2/15/27		49	49,513
5.25%, 6/15/26		86	92,046
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(c)		83	85,643
4.875%, 11/01/26(c)		83	85,525
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(c)		385	284,676

			597,403

34 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Energy – 0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	575	$417,674
SM Energy Co. 6.50%, 1/01/23		41	41,578

			459,252

Technology – 0.0%
Dell International LLC/EMC Corp. 7.125%, 6/15/24(c)		172	189,809

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(c)		270	254,713

			7,402,132

Financial Institutions – 0.6%
Banking – 0.5%
Bank of America Corp. Series Z 6.50%, 10/23/24(d)		233	258,730
Barclays Bank PLC 6.86%, 6/15/32(c)(d)		137	156,238
Intesa Sanpaolo SpA 5.017%, 6/26/24(c)		689	658,670
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(d)		480	518,419
Series U 7.64%, 9/30/17(d)		100	93,531
Standard Chartered PLC 2.68% (LIBOR 3 Month + 1.51%), 1/30/27(c)(d)(e)		400	336,008
7.50%, 4/02/22(c)(d)		380	405,365

			2,426,961

Finance – 0.1%
Navient Corp. 6.625%, 7/26/21		415	439,630
7.25%, 1/25/22		54	57,652

			497,282

			2,924,243

Total Corporates – Non-Investment Grade (cost $10,324,595)			10,326,375

abfunds.com	AB BOND INFLATION STRATEGY | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.6%
Brazil – 0.6%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27 (cost $2,310,784)	BRL	8,965	$2,803,752

Total Emerging Markets – Treasuries (cost $2,310,784)			2,803,752

EMERGING MARKETS – CORPORATE BONDS – 0.5%
Industrial – 0.5%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(c)	U.S.$	426	186,109
7.125%, 6/26/42(c)		368	165,600

			351,709

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(c)		328	334,150

Consumer Non-Cyclical – 0.2%
MARB BondCo PLC 7.00%, 3/15/24(c)		200	201,500
Marfrig Holdings Europe BV 8.00%, 6/08/23(c)		335	353,841
Minerva Luxembourg SA 6.50%, 9/20/26(c)		218	215,545
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(g)(i)(j)		655	51,581

			822,467

Energy – 0.1%
Petrobras Global Finance BV 6.125%, 1/17/22		430	449,651
Ultrapar International SA 5.25%, 10/06/26(c)		330	331,237

			780,888

Total Emerging Markets – Corporate Bonds (cost $2,760,923)			2,289,214

36 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(c)	U.S.$	358	$387,535

Mexico – 0.1%
Petroleos Mexicanos 4.625%, 9/21/23		657	660,811

Total Quasi-Sovereigns (cost $1,013,038)			1,048,346

GOVERNMENTS – SOVEREIGN BONDS – 0.1%
Qatar – 0.1%
Qatar Government International Bond 2.375%, 6/02/21(c) (cost $532,221)		537	533,644

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Preference Shares)(k)(l)(m) (cost $260,000)		260	266,550

EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(c) (cost $255,000)		255	265,519

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 3.9%
Governments – Treasuries – 2.9%
Japan – 2.9%
Japan Treasury Discount Bill Series 650 Zero Coupon, 6/12/17	JPY	339,150	3,043,262
Series 673 Zero Coupon, 7/03/17		1,160,000	10,408,996

Total Governments – Treasuries (cost $13,530,444)			13,452,258

abfunds.com	AB BOND INFLATION STRATEGY | 37

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Investment Companies – 1.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(n)(o) (cost $4,699,449)	4,699,449	$4,699,449

Total Short-Term Investments (cost $18,229,893)		18,151,707

Total Investments – 128.9% (cost $592,362,664)		598,317,892
Other assets less liabilities – (28.9)%		(134,177,128)

Net Assets – 100.0%		$464,140,764

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	4	June 2017	$5,421,463	$5,418,973	$2,490
Euro-BOBL Futures	83	June 2017	11,891,765	11,921,710	(29,945)
U.S. T-Note 2 Yr (CBT) Futures	139	June 2017	30,043,348	30,108,703	(65,355)
U.S. T-Note 5 Yr (CBT) Futures	59	June 2017	6,935,194	6,985,969	(50,775)
U.S. T-Note 10 Yr (CBT) Futures	85	June 2017	10,541,766	10,686,094	(144,328)

					$(287,913)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	AUD	5,424	USD	4,096	7/10/17	$39,090
Bank of America, NA	SEK	19,584	USD	2,178	5/11/17	(34,048)
Bank of America, NA	JPY	942,260	USD	8,491	6/08/17	26,274
Barclays Bank PLC	KRW	1,334,843	USD	1,179	5/18/17	5,696
BNP Paribas SA	USD	1,585	JPY	175,196	5/11/17	(12,888)
Citibank, NA	GBP	3,382	USD	4,131	5/18/17	(251,492)
Citibank, NA	JPY	165,000	USD	1,504	5/24/17	22,277
Citibank, NA	TWD	36,331	USD	1,189	6/13/17	(15,947)
Citibank, NA	USD	2,637	INR	172,816	6/15/17	38,943

38 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	BRL	8,748	USD	2,772	5/03/17	$16,202
Deutsche Bank AG	USD	2,735	BRL	8,748	5/03/17	20,983
Goldman Sachs Bank USA	USD	1,137	IDR	15,273,377	5/19/17	6,937
Goldman Sachs Bank USA	NZD	2,104	USD	1,464	7/10/17	21,819
HSBC Bank USA	JPY	979,792	USD	8,854	5/11/17	61,943
HSBC Bank USA	USD	1,054	TRY	4,002	6/08/17	60,682
JPMorgan Chase Bank, NA	BRL	8,748	USD	2,735	5/03/17	(20,983)
JPMorgan Chase Bank, NA	USD	2,744	BRL	8,748	5/03/17	11,630
JPMorgan Chase Bank, NA	USD	4,004	GBP	3,255	5/18/17	214,302
JPMorgan Chase Bank, NA	IDR	15,144,016	USD	1,123	5/19/17	(11,286)
JPMorgan Chase Bank, NA	BRL	8,748	USD	2,723	6/02/17	(12,944)
Morgan Stanley Capital Services, Inc.	JPY	189,456	USD	1,709	5/11/17	8,957
Royal Bank of Scotland PLC	GBP	909	USD	1,135	5/18/17	(42,886)
Royal Bank of Scotland PLC	EUR	1,201	USD	1,279	7/13/17	(34,777)
Standard Chartered Bank	CAD	2,416	USD	1,802	6/22/17	31,049
State Street Bank & Trust Co.	JPY	521	USD	5	5/11/17	78

						$149,611

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00%	3.28%	$2,250	$184,210	$24,757

*	Termination date

abfunds.com	AB BOND INFLATION STRATEGY | 39

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(LCH Group)	NOK	11,080	8/04/18	1.008%	6 Month NIBOR	$(3,628)
Morgan Stanley & Co., LLC/(CME Group)		$23,060	5/18/17	0.811%	3 Month LIBOR	(35,056)
Morgan Stanley & Co., LLC/(CME Group)	NOK	190,780	5/12/18	0.954%	6 Month NIBOR	(45,984)
Morgan Stanley & Co., LLC/(CME Group)	GBP	26,220	2/23/19	0.606%	6 Month LIBOR	(34,666)
Morgan Stanley & Co., LLC/(CME Group)		$24,190	2/27/19	3 Month LIBOR	1.544%	16,562
Morgan Stanley & Co., LLC/(CME Group)		6,420	8/11/20	3 Month LIBOR	1.712%	(497)
Morgan Stanley & Co., LLC/(CME Group)		2,585	4/27/21	3 Month LIBOR	1.341%	(50,241)
Morgan Stanley & Co., LLC/(CME Group)	EUR	10,220	3/20/22	0.272%	6 Month EURIBOR	(60,206)
Morgan Stanley & Co., LLC/(CME Group)	JPY	2,203,320	3/31/22	0.099%	6 Month LIBOR	(37,417)
Morgan Stanley & Co., LLC/(CME Group)	SEK	38,290	3/31/22	3 Month STIBOR	0.341%	11,920
Morgan Stanley & Co., LLC/(CME Group)	NZD	15,420	3/31/22	3 Month BKBM	2.936%	36,873
Morgan Stanley & Co., LLC/(CME Group)		$2,610	1/14/24	2.980%	3 Month LIBOR	(169,679)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(127,005)
Morgan Stanley & Co., LLC/(CME Group)		3,280	4/28/24	2.817%	3 Month LIBOR	(154,797)
Morgan Stanley & Co., LLC/(CME Group)		4,670	5/06/24	2.736%	3 Month LIBOR	(245,487)

40 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$1,890	5/29/24	3 Month LIBOR	2.628%	$83,034
Morgan Stanley & Co., LLC/(CME Group)		3,330	7/02/24	2.632%	3 Month LIBOR	(141,567)
Morgan Stanley & Co., LLC/(CME Group)		2,370	7/10/24	2.674%	3 Month LIBOR	(107,118)
Morgan Stanley & Co., LLC/(CME Group)		1,160	6/09/25	2.488%	3 Month LIBOR	(36,547)
Morgan Stanley & Co., LLC/(CME Group)		2,106	8/04/25	2.293%	3 Month LIBOR	(23,413)
Morgan Stanley & Co., LLC/(CME Group)		5,400	10/04/26	1.487%	3 Month LIBOR	356,685
Morgan Stanley & Co., LLC/(CME Group)		7,030	4/04/27	2.436%	3 Month LIBOR	(107,906)
Morgan Stanley & Co., LLC/(CME Group)		5,230	4/26/27	2.287%	3 Month LIBOR	(4,037)
Morgan Stanley & Co., LLC/(CME Group)		1,490	11/10/35	2.631%	3 Month LIBOR	(44,069)
Morgan Stanley & Co., LLC/(LCH Group)	NOK	42,730	8/01/18	0.960%	6 Month NIBOR	(7,894)
Morgan Stanley & Co., LLC/(LCH Group)		47,470	8/11/18	1.076%	6 Month NIBOR	(23,280)
Morgan Stanley & Co., LLC/(LCH Group)	NZD	9,680	12/21/21	3 Month BKBM	3.059%	125,643
Morgan Stanley & Co., LLC/(LCH Group)		$1,080	11/08/26	1.657%	3 Month LIBOR	47,993
Morgan Stanley & Co., LLC/(LCH Group)		1,080	11/09/26	1.672%	3 Month LIBOR	46,568

						$(735,216)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)%	1.07%	$466	$(41,227)	$(12,239)	$(28,988)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.07	534	(47,242)	(14,542)	(32,700)

Sale Contracts
Bank of America, NA
CDX-NAIG Series 19, 5 Year Index, 12/20/17*	1.00	0.05	3,200	23,453	390	23,063

abfunds.com	AB BOND INFLATION STRATEGY | 41

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	5.54%	$248	$(27,578)	$(34,898)	$7,320
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	210	(23,352)	(30,252)	6,900
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	471	(52,376)	(32,329)	(20,047)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	138	(15,345)	(10,123)	(5,222)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	130	(14,456)	(11,185)	(3,271)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	169	(18,793)	(14,850)	(3,943)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	326	(36,251)	(33,001)	(3,250)
CDX-CMBX.NA.A Series 6, 5/11/63*	2.00	2.82	1,145	(46,334)	(27,018)	(19,316)
Deutsche Bank AG
Anadarko Petroleum Corp., 6.95, 6/15/19, 9/20/17*	1.00	0.11	440	2,055	(1,204)	3,259
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	217	(24,131)	(26,336)	2,205
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	218	(24,242)	(26,447)	2,205
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	662	(73,614)	(49,227)	(24,387)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	714	(79,397)	(43,484)	(35,913)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	436	(48,483)	(33,188)	(15,295)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	464	(51,597)	(40,494)	(11,103)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	30	(3,336)	(3,731)	395
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	130	(14,478)	(17,381)	2,903
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	150	(16,705)	(20,055)	3,350
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	247	(27,466)	(28,233)	767
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	1,300	(144,560)	(162,922)	18,362
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	322	(35,807)	(46,497)	10,690

42 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	5.54%	$710	$(78,952)	$(86,740)	$7,788
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	178	(19,794)	(16,320)	(3,474)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	15	(1,668)	(1,426)	(242)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	30	(3,336)	(2,905)	(431)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	30	(3,336)	(3,144)	(192)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	59	(6,561)	(6,758)	197
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	166	(18,459)	(18,765)	306
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	191	(21,239)	(14,290)	(6,949)

				$(994,607)	$(869,594)	$(125,013)

*	Termination date

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$20,750	7/15/20	1.527%	CPI	#	$385,025
Barclays Bank PLC	6,950	1/15/21	1.490%	CPI	#	137,504
Deutsche Bank AG	5,190	7/15/21	2.152%	CPI	#	10,024

						$532,553

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC	$595	3/06/42	2.804%	3 Month LIBOR	$(35,462)

abfunds.com	AB BOND INFLATION STRATEGY | 43

PORTFOLIO OF INVESTMENTS (continued)

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2017
HSBC Bank USA+	0.93%	—	$24,211,774
HSBC Bank USA	0.93%	1/04/18	4,667,732
HSBC Bank USA	0.93%	2/07/18	3,565,616
HSBC Bank USA	1.05%	7/11/17	17,691,908
HSBC Bank USA	1.05%	7/13/17	10,532,715
JPMorgan Chase Bank	0.95%	7/10/17	46,440,868
JPMorgan Chase Bank	0.95%	11/29/17	11,650,281
JPMorgan Chase Bank	0.95%	1/20/18	4,712,622

			$123,473,516

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2017

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements is as follows:

	Overnight and Continuous	Up to 30 Days			31-90 Days	Greater than 90 Days	Total
Inflation-Linked Securities	$24,211,774	$	– 0	–	$74,665,491	$24,596,251	$123,473,516

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $52,617,641 or 11.3% of net assets.

(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(e)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

(f)	IO – Interest Only.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.22% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.491%, 4/25/26	4/29/16	$271,519	$278,790	0.06%
H/2 Asset Funding NRE Series 2015-1A 2.638%, 6/24/49	6/19/15	505,208	501,671	0.11%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	363,153	51,581	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M1 3.841%, 11/25/25	9/28/15	171,366	173,657	0.04%

44 | AB BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(h)	Inverse interest only security.

(i)	Defaulted.

(j)	Non-income producing security.

(k)	Effective prepayment date of April 2017.

(l)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(m)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/15	$260,000	$266,550	0.06%

(n)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(o)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

NIBOR – Norwegian Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 45

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $587,663,215)	$593,618,443
Affiliated issuers (cost $4,699,449)	4,699,449
Cash collateral due from broker	1,821,095
Foreign currencies, at value (cost $728,786)	733,821
Receivable for investment securities sold	7,073,419
Interest receivable	1,888,463
Receivable for capital stock sold	1,325,529
Unrealized appreciation on forward currency exchange contracts	586,862
Unrealized appreciation on inflation swaps	532,553
Unrealized appreciation on credit default swaps	89,710
Receivable for variation margin on exchange-traded derivatives	6,442
Affiliated dividends receivable	1,114

Total assets	612,376,900

Liabilities
Due to custodian	568
Payable for reverse repurchase agreements	123,473,516
Payable for investment securities purchased	21,550,885
Upfront premiums received on credit default swaps	869,594
Payable for capital stock redeemed	721,855
Cash collateral due to broker	620,000
Unrealized depreciation on forward currency exchange contracts	437,251
Unrealized depreciation on credit default swaps	214,723
Advisory fee payable	108,980
Payable for variation margin on exchange-traded derivatives	64,974
Unrealized depreciation on interest rate swaps	35,462
Distribution fee payable	28,163
Administrative fee payable	16,345
Payable for terminated interest rate swaps	11,096
Transfer Agent fee payable	830
Accrued expenses	81,894

Total liabilities	148,236,136

Net Assets	$464,140,764

Composition of Net Assets
Capital stock, at par	$42,879
Additional paid-in capital	468,395,608
Undistributed net investment income	2,446,311
Accumulated net realized loss on investment and foreign currency transactions	(12,242,283)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,498,249

$464,140,764

See notes to financial statements.

46 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$25,349,051	2,322,916	$10.91	*

C	$4,498,293	420,931	$10.69

Advisor	$103,691,765	9,488,445	$10.93

R	$505,585	46,433	$10.89

K	$2,578,084	236,730	$10.89

I	$622,155	57,439	$10.83

1	$252,688,925	23,427,198	$10.79

2	$59,644,235	5,531,995	$10.78

Z	$14,562,671	1,346,896	$10.81

*	The maximum offering price per share for Class A shares was $11.39 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 47

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$6,537,949
Dividends
Unaffiliated issuers	19,413
Affiliated issuers	13,354
Other income	22	$6,570,738

Expenses
Advisory fee (see Note B)	971,945
Distribution fee—Class A	27,303
Distribution fee—Class C	20,194
Distribution fee—Class R	1,076
Distribution fee—Class K	2,994
Distribution fee—Class 1	115,252
Transfer agency—Class A	12,962
Transfer agency—Class C	2,523
Transfer agency—Advisor Class	37,956
Transfer agency—Class R	470
Transfer agency—Class K	2,395
Transfer agency—Class I	210
Transfer agency—Class 1	16,830
Transfer agency—Class 2	3,662
Transfer agency—Class Z	1,286
Custodian	106,304
Registration fees	64,402
Audit and tax	50,889
Printing	28,205
Administrative	27,177
Legal	20,410
Directors’ fees	12,965
Miscellaneous	10,262

Total expenses before interest expense	1,537,672
Interest expense	469,436

Total expenses	2,007,108
Less: expenses waived and reimbursed by the Adviser (see Note B)	(405,310)

Net expenses		1,601,798

Net investment income		4,968,940

See notes to financial statements.

48 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$569,619
Futures	(167,232)
Swaptions written	48,025
Swaps	(256,410)
Foreign currency transactions	(335,329)
Net change in unrealized appreciation/depreciation of:
Investments	(1,790,151)
Futures	(266,103)
Swaptions written	(3,987)
Swaps	1,618,768
Foreign currency denominated assets and liabilities	58,923

Net loss on investment and foreign currency transactions	(523,877)

Contributions from Affiliates (see Note B)	957

Net Increase in Net Assets from Operations	$4,446,020

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 49

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,968,940	$6,136,129
Net realized loss on investment and foreign currency transactions	(141,327)	(1,639,351)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(382,550)	16,608,452
Contributions from Affiliates (see Note B)	957	– 0	–

Net increase in net assets from operations	4,446,020	21,105,230
Dividends to Shareholders from
Net investment income
Class A	(153,677)	(246,245)
Class C	(20,587)	(36,966)
Advisor Class	(531,012)	(470,470)
Class R	(2,549)	(2,681)
Class K	(16,644)	(38,246)
Class I	(3,723)	(7,136)
Class 1	(1,860,158)	(5,652,787)
Class 2	(401,950)	(1,101,775)
Class Z	(107,293)	(255,907)
Capital Stock Transactions
Net increase (decrease)	136,036,829	(21,240,298)

Total increase (decrease)	137,385,256	(7,947,281)
Net Assets
Beginning of period	326,755,508	334,702,789

End of period (including undistributed net investment income of $2,446,311 and $574,964, respectively)	$464,140,764	$326,755,508

See notes to financial statements.

50 | AB BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2017 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$4,446,020
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Purchases of long-term investments	$(230,527,932)
Purchases of short-term investments	(196,199,081)
Proceeds from disposition of long-term investments	109,983,612
Proceeds from disposition of short-term investments	177,926,019
Net realized loss on investment transactions and foreign currency transactions	141,327
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	382,550
Net accretion of bond discount and amortization of bond premium	1,453,451
Inflation index adjustment	(4,007,076)
Decrease in receivable for investments sold	5,121,640
Increase in interest receivable	(392,219)
Increase in affiliated dividends receivable	(98)
Increase in cash collateral due from broker	(295,881)
Increase in payable for investments purchased	20,575,315
Increase in cash collateral due to broker	620,000
Increase in advisory fee payable	28,440
Decrease in administrative fee payable	(495)
Decrease in Transfer Agent fee payable	(6,719)
Increase in distribution fee payable	4,771
Decrease in accrued expenses	(113,026)
Proceeds from swaptions written, net	34,155
Proceeds on swaps, net	725,571
Proceeds for exchange-traded derivatives settlements	331,882
Total adjustments		(114,213,794)

Net decrease in cash from operating activities		$(109,767,774)

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 51

STATEMENT OF CASH FLOWS (continued)

Cash flows from financing activities
Subscriptions of capital stock, net	$132,899,930
Increase in due to custodian	568
Cash dividends paid (net of dividend reinvestments)*	(565,239)
Repayment of reverse repurchase agreements	(24,852,942)

Net increase in cash from financing activities		$107,482,317
Effect of exchange rate on cash		(323,482)

Net decrease in cash		(2,608,939)
Net change in cash
Cash at beginning of period		3,342,760

Cash at end of period		$733,821

* Reinvestment of dividends	$2,532,354
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$359,128

In accordance with U.S. GAAP, the Strategy has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

52 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Bond Inflation Strategy Portfolio (the “Strategy”), a diversified portfolio. The Strategy has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2 and Class Z shares. Class B shares have not been issued. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, Class 2 and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

abfunds.com	AB BOND INFLATION STRATEGY | 53

NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

54 | AB BOND INFLATION STRATEGY	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Inflation-Linked Securities	$	– 0	–	$426,348,526		$	– 0	–	$426,348,526
Corporates – Investment Grade		– 0	–	59,444,897			– 0	–	59,444,897
Commercial Mortgage-Backed Securities		– 0	–	23,405,442			5,815,939		29,221,381
Asset-Backed Securities		– 0	–	23,542,735			3,578,107		27,120,842
Collateralized Mortgage Obligations		– 0	–	20,497,139			– 0	–	20,497,139
Corporates – Non-Investment Grade		– 0	–	10,326,375			– 0	–	10,326,375
Emerging Markets – Treasuries		– 0	–	2,803,752			– 0	–	2,803,752
Emerging Markets – Corporate Bonds		– 0	–	2,289,214			– 0	–	2,289,214
Quasi-Sovereigns		– 0	–	1,048,346			– 0	–	1,048,346
Governments – Sovereign Bonds		– 0	–	533,644			– 0	–	533,644
Common Stocks		– 0	–	– 0	–		266,550		266,550
Emerging Markets – Sovereigns		– 0	–	265,519			– 0	–	265,519
Short-Term Investments:
Governments – Treasuries		– 0	–	13,452,258			– 0	–	13,452,258
Investment Companies		4,699,449		– 0	–		– 0	–	4,699,449

Total Investments in Securities		4,699,449		583,957,847			9,660,596		598,317,892
Other Financial Instruments(a):
Assets:
Futures		2,490		– 0	–		– 0	–	2,490	(b)
Forward Currency Exchange Contracts		– 0	–	586,862			– 0	–	586,862
Centrally Cleared Credit Default Swaps		– 0	–	24,757			– 0	–	24,757	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	725,278			– 0	–	725,278	(b)
Credit Default Swaps		– 0	–	89,710			– 0	–	89,710
Inflation (CPI) Swaps		– 0	–	532,553			– 0	–	532,553
Liabilities:
Futures		(290,403)		– 0	–		– 0	–	(290,403	)(b)
Forward Currency Exchange Contracts		– 0	–	(437,251)			– 0	–	(437,251)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,460,494)			– 0	–	(1,460,494	)(b)
Credit Default Swaps		– 0	–	(214,723)			– 0	–	(214,723)
Interest Rate Swaps		– 0	–	(35,462)			– 0	–	(35,462)

Total(c)		$4,411,536		$583,769,077			$9,660,596		$597,841,209

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(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Commercial Mortgage- Backed Securities		Asset-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/16	$9,448,399		$2,749,542			$758,543
Accrued discounts/(premiums)	(541)		45			– 0	–
Realized gain (loss)	(193,423)		216			11,891
Change in unrealized appreciation/depreciation	166,987		(11,894)			(393)
Purchases/Payups	493,531		1,278,811			– 0	–
Sales/Paydowns	(3,771,014)		(438,613)			(495,298)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	(328,000)		– 0	–		(274,743)

Balance as of 4/30/17	$5,815,939		$3,578,107		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(a)	$94,172		$(11,894)		$	– 0	–

	Common Stocks		Total
Balance as of 10/31/16	$429,612		$13,386,096
Accrued discounts/(premiums)	– 0	–	(496)
Realized gain (loss)	– 0	–	(181,316)
Change in unrealized appreciation/depreciation	(8,062)		146,638
Purchases/Payups	– 0	–	1,772,342
Sales/Paydowns	(155,000)		(4,859,925)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(602,743)

Balance as of 4/30/17	$266,550		$9,660,596	(b)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(a)	$(8,062)		$74,216

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(b)	There were de minimis transfers under 1% of net assets during the reporting period.

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As of April 30, 2017, all Level 3 securities were priced i) at net asset value or ii) by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Strategy’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Strategy may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to

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each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (“Expense Caps”) to .75%, 1.50%, .50%, 1.00%, .75%, .50%, .60%, .50% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, Class 2, and Class Z shares, respectively. Effective January 29, 2016, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and then may be extended for additional one-year terms. For the six months ended April 30, 2017, such reimbursement amounted to $398,909.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2017, the reimbursement for such services amounted to $27,177.

During the six months ended April 30, 2017, the Adviser reimbursed the Strategy $957 for trading losses incurred due to a trade entry error.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $60,558 for the six months ended April 30, 2017.

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AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $2,576 from the sale of Class A shares and received $1 and $603 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2017.

The Strategy may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver amounted to $6,401. A summary of the Strategy’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$0	$152,049	$147,350	$4,699	$13

Brokerage commissions paid on investment transactions for the six months ended April 30, 2017 amounted to $3,433, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares. .50% of the Strategy’s average daily net assets attributable to Class R shares .25% of the Strategy’s average daily net assets attributable to Class K shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, Class 2 and Class Z shares. Effective January 29, 2016, payments under the Agreement in respect of Class A shares are limited to an annual

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rate of .25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amounts of $255,886, $16,993, $17,221 and $1,480,793 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$49,186,420	$54,338,468
U.S. government securities	181,341,512	46,025,940

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$7,779,128
Gross unrealized depreciation	(1,823,900)

Net unrealized appreciation	$5,955,228

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Strategy, as well as the methods in which they may be used are:

•	Futures

The Strategy may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Strategy bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Strategy may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Strategy enters into futures, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Strategy to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Strategy to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2017, the Strategy held futures for hedging and non-hedging purposes.

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•	Forward Currency Exchange Contracts

The Strategy may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Strategy. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2017, the Strategy held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Strategy may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Strategy may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Strategy pays a premium whether or not the option is exercised. Additionally, the Strategy bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Strategy were permitted to expire without being sold or exercised, its premium would represent a loss to the Strategy. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Strategy writes an option, the premium received by the Strategy is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Strategy on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Strategy has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Strategy. In writing an option, the Strategy bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Strategy could result in the Strategy selling or buying a security or currency at a price different from the current market value.

The Strategy may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2017, the Strategy held purchased options for hedging purposes.

During the six months ended April 30, 2017, the Strategy held written swaptions for hedging purposes.

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For the six months ended April 30, 2017, the Strategy had the following transactions in written options:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/16		$7,300,000			$13,870
Swaptions written		49,450,000			98,259
Swaptions assigned		– 0	–		– 0	–
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(56,750,000)			(112,129)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 4/30/17	$	– 0	–	$	– 0	–

•	Swaps

The Strategy may enter into swaps to hedge its exposure to interest rates, credit risk or currency. The Strategy may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront

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premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Strategy enters into a centrally cleared swap, the Strategy deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Strategy agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Strategy as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Strategy records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a

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floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Strategy held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2017, the Strategy held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Strategy may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Strategy, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Strategy may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Strategy receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Strategy is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Strategy will either (i) receive from

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the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Strategy for the same reference obligation with the same counterparty. As of April 30, 2017, the Strategy did not have Buy Contracts outstanding with respect to the same referenced obligations and same counterparty for its Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Strategy had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Strategy is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Strategy is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Strategy coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Strategy.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2017, the Strategy held credit default swaps for hedging and non-hedging purposes.

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The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended April 30, 2017, the Strategy had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$727,768	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,750,897	*

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	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$24,757	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	586,862		Unrealized depreciation on forward currency exchange contracts	$437,251

Interest rate contracts				Unrealized depreciation on interest rate swaps	35,462

Interest rate contracts	Unrealized appreciation on inflation swaps	532,553

Credit contracts	Unrealized appreciation on credit default swaps	89,710		Unrealized depreciation on credit default swaps	214,723

Total		$1,961,650			$2,438,333

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(167,232)	$(266,103)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	18,503	47,076

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(59,439)	$16,462

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	48,025	(3,987)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	46,516	1,474,084

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(302,926)	144,684

Total		$(416,553)	$1,412,216

The following table represents the average monthly volume of the Strategy’s derivative transactions during the six months ended April 30, 2017:

Futures:
Average original value of buy contracts	$16,046,440
Average original value of sale contracts	$48,259,916
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$14,930,639
Average principal amount of sale contracts	$51,175,910
Purchased Options:
Average monthly cost	$34,736	(a)
Interest Rate Swaps:
Average notional amount	$1,548,571
Inflation Swaps:
Average notional amount	$35,618,571
Centrally Cleared Interest Rate Swaps:
Average notional amount	$173,361,237
Credit Default Swaps:
Average notional amount of buy contracts	$1,120,000
Average notional amount of sale contracts	$5,599,429

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Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$21,629,200	(b)
Average notional amount of sale contracts	$3,521,429

(a)	Positions were open for three months during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Strategy as of April 30, 2017:

Bond Inflation Strategy

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Goldman Sachs & Co.**	$2,868	$	– 0	–	$	– 0	–	$	– 0	–	$2,868
Citigroup Global Markets, Inc.**	3,574		– 0	–		– 0	–		– 0	–	3,574

Total	$6,442	$	– 0	–	$	– 0	–	$	– 0	–	$6,442

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$39,090	$	– 0	–	$	– 0	–	$	– 0	–	$39,090
Bank of America, NA	49,727		(34,048)			– 0	–		– 0	–	15,679
Barclays Bank PLC	528,225		– 0	–		(528,225)			– 0	–	– 0	–
Citibank, NA	61,220		(61,220)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	49,264		(49,264)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	28,756		(28,756)			– 0	–		– 0	–	– 0	–
HSBC Bank USA	122,625		– 0	–		– 0	–		– 0	–	122,625
JPMorgan Chase Bank, NA	225,932		(45,213)			– 0	–		– 0	–	180,719
Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	8,957		(8,957)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	31,049		– 0	–		– 0	–		– 0	–	31,049
State Street Bank & Trust Co.	78		– 0	–		– 0	–		– 0	–	78

Total	$1,144,923		$(227,458)			$(528,225)		$	– 0	–	$389,240	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$64,974	$	– 0	–		$(64,974)		$	– 0	–	$	– 0	–

Total	$64,974	$	– 0	–		$(64,974)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$34,048		$(34,048)		$	– 0	–	$	– 0	–	$	– 0	–
BNP Paribas SA	12,888		– 0	–		– 0	–		– 0	–		12,888
Citibank, NA	355,908		(61,220)			– 0	–		– 0	–		294,688
Citigroup Global Markets, Inc.	50,930		– 0	–		– 0	–		– 0	–		50,930
Credit Suisse International	183,555		– 0	–		– 0	–		– 0	–		183,555
Deutsche Bank AG	363,449		(49,264)			– 0	–		(275,063)			39,122
Goldman Sachs International	312,473		(28,756)			– 0	–		– 0	–		283,717
JPMorgan Chase Bank, NA	45,213		(45,213)			– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services, Inc./ Morgan Stanley Capital Services LLC	56,701		(8,957)			– 0	–		(47,744)			– 0	–
Royal Bank of Scotland PLC	77,663		– 0	–		– 0	–		– 0	–		77,663

Total	$1,492,828		$(227,458)		$	– 0	–		$(322,807)			$942,563	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note D.4 for additional disclosure of netting arrangements regarding reverse repurchase agreements.

2. Currency Transactions

The Strategy may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Strategy may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Strategy may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Strategy and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a

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direct investment in a foreign currency-denominated security. The Strategy may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Strategy may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Strategy may enter into dollar rolls. Dollar rolls involve sales by the Strategy of securities for delivery in the current month and the Strategy’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Strategy forgoes principal and interest paid on the securities. The Strategy is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Strategy is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended April 30, 2017, the Strategy had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Strategy may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Strategy sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Strategy enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Strategy is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Strategy in the event of a default. In the event of a default by a MRA counterparty, the Strategy may be considered an unsecured creditor with respect to any excess collateral (collateral with a

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market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2017, the average amount of reverse repurchase agreements outstanding was $58,623,562 and the daily weighted average interest rate was 1.60%. At April 30, 2017, the Strategy had reverse repurchase agreements outstanding in the amount of $123,473,516 as reported on the statement of assets and liabilities.

The following table presents the Strategy’s RVP liabilities by counterparty net of the related collateral pledged by the Strategy as of April 30, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
HSBC Bank USA	$60,669,745	$(60,669,745)	$	– 0	–
JPMorgan Chase Bank	62,803,771	(62,320,515)		483,256

Total	$123,473,516	$(122,990,260)		$483,256

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class A
Shares sold	1,524,102	616,312	$16,465,119	$6,657,179

Shares issued in reinvestment of dividends	12,614	20,509	135,889	218,687

Shares redeemed	(744,353)	(414,835)	(8,025,642)	(4,371,321)

Net increase	792,363	221,986	$8,575,366	$2,504,545

Class C
Shares sold	287,521	40,692	$3,032,685	$430,613

Shares issued in reinvestment of dividends	1,551	2,983	16,398	31,208

Shares redeemed	(101,939)	(70,612)	(1,082,818)	(739,753)

Net increase (decrease)	187,133	(26,937)	$1,966,265	$(277,932)

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	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Advisor Class
Shares sold	7,935,734	1,412,206	$85,724,101	$15,223,605

Shares issued in reinvestment of dividends	41,081	40,289	443,873	431,827

Shares redeemed	(1,158,204)	(536,555)	(12,525,283)	(5,711,476)

Net increase	6,818,611	915,940	$73,642,691	$9,943,956

Class R
Shares sold	14,315	35,469	$154,617	$382,901

Shares issued in reinvestment of dividends	237	248	2,549	2,681

Shares redeemed	(5,579)	(194)	(60,113)	(2,101)

Net increase	8,973	35,523	$97,053	$383,481

Class K
Shares sold	60,768	100,455	$654,607	$1,078,846

Shares issued in reinvestment of dividends	1,550	3,579	16,644	38,246

Shares redeemed	(46,701)	(37,944)	(501,054)	(402,583)

Net increase	15,617	66,090	$170,197	$714,509

Class I
Shares sold	27,595	7,138	$297,163	$75,774

Shares issued in reinvestment of dividends	348	671	3,723	7,136

Shares redeemed	(2,359)	(1,489)	(25,076)	(15,768)

Net increase	25,584	6,320	$275,810	$67,142

Class 1
Shares sold	4,908,659	3,022,337	$52,373,072	$31,867,232

Shares issued in reinvestment of dividends	138,514	428,634	1,473,898	4,530,676

Shares redeemed	(2,590,811)	(6,952,120)	(27,591,322)	(72,934,157)

Net increase (decrease)	2,456,362	(3,501,149)	$26,255,648	$(36,536,249)

Class 2
Shares sold	2,414,510	1,627,909	$25,637,679	$16,977,155

Shares issued in reinvestment of dividends	31,185	87,936	332,087	928,629

Shares redeemed	(361,893)	(2,217,803)	(3,858,552)	(23,295,763)

Net increase (decrease)	2,083,802	(501,958)	$22,111,214	$(5,389,979)

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	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class Z
Shares sold	407,954	1,015,987	$4,349,707	$10,731,967

Shares issued in reinvestment of dividends	10,055	24,013	107,293	255,907

Shares redeemed	(140,977)	(338,366)	(1,514,415)	(3,637,645)

Net increase	277,032	701,634	$2,942,585	$7,350,229

NOTE F

Risks Involved in Investing in the Strategy

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Strategy’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Strategy’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. The risk is significantly greater for fixed-income securities with longer maturities. Although the Strategy invests principally in inflation-indexed securities, the value of its securities may be vulnerable to changes in expectations of inflation or interest rates.

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid,

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difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Strategy’s investments or reduce its returns.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Strategy, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

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NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$7,812,213	$4,629,168

Total taxable distributions	$7,812,213	$4,629,168

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$290,882
Accumulated capital and other losses	(11,554,039	)(a)
Unrealized appreciation/(depreciation)	5,818,203	(b)

Total accumulated earnings/(deficit)	$(5,444,954	)(c)

(a)	At October 31, 2016, the Strategy had a net capital loss carryforward of $11,554,039.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Strategy had a net short-term capital loss carryforward of $3,659,537 and a net long-term capital loss carryforward of $7,894,502, which may be carried forward for an indefinite period.

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NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

82 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.92	$ 10.44	$ 10.77	$ 10.81	$ 11.36	$ 10.81

Income From Investment Operations
Net investment income(a)(b)	.12	.18	.08	.17	.09	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.51	(.31)	(.04)	(.57)	.56
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.07	.69	(.23)	.13	(.48)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.21)	(.10)	(.17)	(.07)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.08)	(.21)	(.10)	(.17)	(.07)	(.14)

Net asset value, end of period	$ 10.91	$ 10.92	$ 10.44	$ 10.77	$ 10.81	$ 11.36

Total Return
Total investment return based on net asset value(d)	.62%	6.63%	(2.18)%	1.16%	(4.23)%	6.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$25,349	$16,712	$13,660	$15,860	$23,358	$17,627
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.99	%^	.98%	.88%	.81%	.80%	.81%
Expenses, before waivers/reimbursements(e)	1.28	%^	1.42%	1.36%	1.15%	1.18%	1.25%
Net investment income(b)	2.33	%^	1.71%	.75%	1.57%	.80%	1.20%
Portfolio turnover rate**	20%	41%	51%	77%	93%	32%

See	footnote summary on pages 91-92.

abfunds.com	AB BOND INFLATION STRATEGY | 83

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 10.71		$ 10.27		$ 10.64		$ 10.71		$ 11.28		$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.08		.10		.00	(c)	.07		.00	(c)	.04
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)		.50		(.31)		(.01)		(.56)		.56
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.03		.60		(.31)		.06		(.56)		.60

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.16)		(.06)		(.13)		(.01)		(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–

Total dividends and distributions	(.05)		(.16)		(.06)		(.13)		(.01)		(.10)

Net asset value, end of period	$ 10.69		$ 10.71		$ 10.27		$ 10.64		$ 10.71		$ 11.28

Total Return
Total investment return based on net asset value(d)	.33%		5.86%		(2.93)%		.50%		(4.98)%		5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,498		$2,505		$2,679		$3,596		$5,845		$7,991
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.74	%^	1.72%		1.58%		1.51%		1.51%		1.51%
Expenses, before waivers/reimbursements(e)	2.03	%^	2.16%		2.07%		1.86%		1.86%		1.96%
Net investment income(b)	1.57	%^	.96%		.06%		.70%		.01%		.39%
Portfolio turnover rate**	20%		41%		51%		77%		93%		32%

See	footnote summary on pages 91-92.

84 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.93	$ 10.46	$ 10.79	$ 10.82	$ 11.39	$ 10.83

Income From Investment Operations
Net investment income(a)(b)	.16	.22	.13	.19	.06	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.07)	.49	(.33)	(.03)	(.52)	.56
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.09	.71	(.20)	.16	(.46)	.72

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.24)	(.13)	(.19)	(.11)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.09)	(.24)	(.13)	(.19)	(.11)	(.16)

Net asset value, end of period	$ 10.93	$ 10.93	$ 10.46	$ 10.79	$ 10.82	$ 11.39

Total Return
Total investment return based on net asset value(d)	.81%	6.87%	(1.90)%	1.50%	(4.06)%	6.69%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$103,692	$29,186	$18,343	$16,144	$7,969	$5,499
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.74	%^	.73%	.58%	.52%	.51%	.51%
Expenses, before waivers/reimbursements(e)	1.02	%^	1.16%	1.06%	.86%	.87%	.95%
Net investment income(b)	2.98	%^	2.04%	1.23%	1.77%	.54%	1.52%
Portfolio turnover rate**	20%	41%	51%	77%	93%	32%

See footnote summary on pages 91-92.

abfunds.com	AB BOND INFLATION STRATEGY | 85

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.89	$ 10.44	$ 10.78	$ 10.81	$ 11.34	$ 10.79

Income From Investment Operations
Net investment income (loss)(a)(b)	.11	.29	(.08)	.14	.06	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.37	(.19)	(.02)	(.57)	.55
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.06	.66	(.27)	.12	(.51)	.66

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.21)	(.07)	(.15)	(.02)	(.11)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.06)	(.21)	(.07)	(.15)	(.02)	(.11)

Net asset value, end of period	$ 10.89	$ 10.89	$ 10.44	$ 10.78	$ 10.81	$ 11.34

Total Return
Total investment return based on net asset value(d)	.59%	6.41%	(2.49)%	1.10%	(4.51)%	6.18%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$506	$408	$20	$230	$209	$539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.24	%^	1.24%	1.06%	1.01%	1.01%	1.01%
Expenses, before waivers/reimbursements(e)	1.63	%^	1.71%	1.50%	1.40%	1.44%	1.60%
Net investment income (loss)(b)	2.07	%^	2.71%	(.68)%	1.26%	.49%	.98%
Portfolio turnover rate**	20%	41%	51%	77%	93%	32%

See	footnote summary on pages 91-92.

86 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.89	$ 10.42	$ 10.77	$ 10.80	$ 11.35	$ 10.79

Income From Investment Operations
Net investment income(a)(b)	.12	.20	.07	.17	.09	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.49	(.31)	(.03)	(.57)	.57
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.07	.69	(.24)	.14	(.48)	.70

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.22)	(.11)	(.17)	(.07)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.07)	(.22)	(.11)	(.17)	(.07)	(.14)

Net asset value, end of period	$ 10.89	$ 10.89	$ 10.42	$ 10.77	$ 10.80	$ 11.35

Total Return
Total investment return based on net asset value(d)	.67%	6.66%	(2.24)%	1.31%	(4.26)%	6.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,578	$2,409	$1,616	$2,219	$1,981	$2,007
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.99	%^	.98%	.83%	.76%	.76%	.77%
Expenses, before waivers/reimbursements(e)	1.36	%^	1.36%	1.17%	1.07%	1.12%	1.27%
Net investment income(b)	2.30	%^	1.87%	.70%	1.57%	.80%	1.19%
Portfolio turnover rate**	20%	41%	51%	77%	93%	32%

See footnote summary on pages 91-92.

abfunds.com	AB BOND INFLATION STRATEGY | 87

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.84	$ 10.38	$ 10.73	$ 10.77	$ 11.33	$ 10.78

Income From Investment Operations
Net investment income (loss)(a)(b)	.14	.22	(.06)	.22	.10	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.50	(.14)	(.06)	(.55)	.53
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	.72	(.20)	.16	(.45)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.26)	(.15)	(.20)	(.11)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.09)	(.26)	(.15)	(.20)	(.11)	(.16)

Net asset value, end of period	$ 10.83	$ 10.84	$ 10.38	$ 10.73	$ 10.77	$ 11.33

Total Return
Total investment return based on net asset value(d)	.72%	6.98%	(1.88)%	1.52%	(4.00)%	6.65%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$622	$345	$265	$841	$2,631	$267
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.74	%^	.72%	.57%	.51%	.50%	.52%
Expenses, before waivers/reimbursements(e)	1.01	%^	1.03%	.76%	.69%	.83%	.95%
Net investment income (loss)(b)	2.50	%^	2.08%	(.50)%	2.06%	1.10%	1.54%
Portfolio turnover rate**	20%	41%	51%	77%	93%	32%

See footnote summary on pages 91-92.

88 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.80	$ 10.35	$ 10.71	$ 10.76	$ 11.33	$ 10.78

Income From Investment Operations
Net investment income(a)(b)	.13	.20	.10	.19	.12	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.05)	.51	(.32)	(.04)	(.58)	.55
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	.71	(.22)	.15	(.46)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.26)	(.14)	(.20)	(.11)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Total dividends and distributions	(.09)	(.26)	(.14)	(.20)	(.11)	(.16)

Net asset value, end of period	$ 10.79	$ 10.80	$ 10.35	$ 10.71	$ 10.76	$ 11.33

Total Return
Total investment return based on net asset value(d)	.72%	6.89%	(2.04)%	1.38%	(4.08)%	6.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$252,689	$226,408	$253,402	$288,565	$315,187	$193,864
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.84	%^	.82%	.68%	.61%	.60%	.61%
Expenses, before waivers/reimbursements(e)	1.02	%^	1.03%	.87%	.77%	.81%	.96%
Net investment income(b)	2.46	%^	1.86%	.98%	1.75%	1.05%	1.41%
Portfolio turnover rate**	20%	41%	51%	77%	93%	32%

See	footnote summary on pages 91-92.

abfunds.com	AB BOND INFLATION STRATEGY | 89

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class 2
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 10.79		$ 10.35		$ 10.71		$ 10.75		$ 11.33		$ 10.77

Income From Investment Operations
Net investment income(a)(b)	.14		.20		.11		.20		.12		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)		.51		(.32)		(.03)		(.58)		.59
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08		.71		(.21)		.17		(.46)		.73

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.27)		(.15)		(.21)		(.12)		(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.00	)(c)	– 0	–

Total dividends and distributions	(.09)		(.27)		(.15)		(.21)		(.12)		(.17)

Net asset value, end of period	$ 10.78		$ 10.79		$ 10.35		$ 10.71		$ 10.75		$ 11.33

Total Return
Total investment return based on net asset value(d)	.77%		6.92%		(1.95)%		1.55%		(4.06)%		6.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,644		$37,207		$40,897		$47,314		$46,554		$47,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.74	%^	.72%		.58%		.51%		.51%		.51%
Expenses, before waivers/reimbursements(e)	.92	%^	.93%		.77%		.67%		.71%		.86%
Net investment income(b)	2.64	%^	1.93%		1.09%		1.87%		1.05%		1.36%
Portfolio turnover rate**.	20%		41%		51%		77%		93%		32%

See	footnote summary on pages 91-92.

90 | AB BOND INFLATION STRATEGY	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	December 11, 2014(f) to October 31, 2015

Net asset value, beginning of period	$ 10.82	$ 10.38	$ 10.62

Income From Investment Operations
Net investment income(a)(b)	.14	.25	.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.06)	.46	(.28)
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.08	.71	(.09)

Less: Dividends
Dividends from net investment income	(.09)	(.27)	(.15)

Net asset value, end of period	$ 10.81	$ 10.82	$ 10.38

Total Return
Total investment return based on net asset value(d)	.76%	6.89%	(.86)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,563	$11,576	$3,821
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.74	%^	.73%	.61	%^
Expenses, before waivers/reimbursements(e)	.93	%^	.95%	.84	%^
Net investment income(b)	2.59	%^	2.40%	2.09	%^
Portfolio turnover rate**	20%	41%	51%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016	2015	2014	2013	2012

Class A
Net of waivers/reimbursements	.75	%^	.76%	.80%	.79%	.75%	.75%
Before waivers/reimbursements	1.03	%^	1.20%	1.28%	1.13%	1.12%	1.18%
Class C
Net of waivers/reimbursements	1.50	%^	1.50%	1.50%	1.48%	1.45%	1.45%
Before waivers/reimbursements	1.79	%^	1.94%	1.99%	1.84%	1.81%	1.90%
Advisor Class
Net of waivers/reimbursements	.50	%^	.50%	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.78	%^	.93%	.98%	.84%	.82%	.89%

See notes to financial statements.

abfunds.com	AB BOND INFLATION STRATEGY | 91

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,
			2016	2015	2014	2013	2012

Class R
Net of waivers/reimbursements	1.00	%^	1.00%	1.00%	.99%	.95%	.95%
Before waivers/reimbursements	1.38	%^	1.47%	1.44%	1.38%	1.39%	1.54%
Class K
Net of waivers/reimbursements	.75	%^	.75%	.75%	.74%	.70%	.70%
Before waivers/reimbursements	1.12	%^	1.13%	1.09%	1.05%	1.06%	1.21%
Class I
Net of waivers/reimbursements	.50	%^	.50%	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.77	%^	.81%	.69%	.67%	.78%	.89%
Class 1
Net of waivers/reimbursements	.60	%^	.60%	.60%	.59%	.55%	.55%
Before waivers/reimbursements	.78	%^	.81%	.79%	.74%	.76%	.89%
Class 2
Net of waivers/reimbursements	.50	%^	.50%	.50%	.49%	.45%	.45%
Before waivers/reimbursements	.68	%^	.71%	.69%	.64%	.66%	.80%
Class Z(g)
Net of waivers/reimbursements	.50	%^	.50%	.50%^
Before waivers/reimbursements	.69	%^	.72%	.73%^

(f)	Commencement of distribution.

(g)	Commenced distribution on December 11, 2014.

^	Annualized.

**	The Strategy accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

92 | AB BOND INFLATION STRATEGY	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael Canter(2), Vice President Shawn E. Keegan(2), Vice President Greg J. Wilensky(2) , Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s U.S. Core Fixed-Income Team. Mr. Michael Canter, Mr. Shawn E. Keegan and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

abfunds.com	AB BOND INFLATION STRATEGY | 93

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Bond Inflation Strategy (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2014 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2015.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by

abfunds.com	AB BOND INFLATION STRATEGY | 95

the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s recent unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

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and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective February 1, 2016. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

abfunds.com	AB BOND INFLATION STRATEGY | 99

NOTES

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AB BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BIS-0152-0417

APR    04.30.17

SEMI-ANNUAL REPORT

AB CREDIT LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Credit Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 16, 2017

This report provides management’s discussion of fund performance for AB Credit Long/Short Portfolio for the semi-annual reporting period ended April 30, 2017.

The Fund’s investment objective is to seek absolute return over a full market cycle.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB CREDIT LONG/SHORT PORTFOLIO[1]
Class A Shares	0.45%	0.35%
Class C Shares	0.05%	-0.35%
Advisor Class Shares[2]	0.54%	0.64%
BofA ML 3-Month US T-Bill Index	0.23%	0.40%

1	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended April 30, 2017, by 0.02% and 0.02%, respectively.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bank of America Merrill Lynch (“BofA ML”) 3-Month US Treasury Bill (“T-Bill”) Index, for the six- and 12-month periods ended April 30, 2017.

During the six-month period, Class A and Advisor Class shares of the Fund outperformed the benchmark, while Class C shares underperformed, before sales charges. Outperformance versus the benchmark was driven by gains on outright long positions and capital structure relative value trades, offset by losses on cyclical credit short positions (a capital structure relative value trade is when the Fund owns one instrument in an issuer’s capital structure and sells short another instrument in the same issuer’s capital structure). A broad rally in the credit markets, with little differentiation across sectors, was a headwind for performance due to the lack of relative movements between credit instruments.

During the 12-month period, Advisor Class shares outperformed the benchmark, while Class A and Class C shares underperformed, before sales charges. Outright shorts in cyclical sectors such as chemicals and automotive detracted, relative to the benchmark. The Fund benefitted from

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gains on outright long positions and capital structure relative value trades. Declining dispersion in performance across credit instruments during the period was a headwind against the Fund’s performance.

During both periods, the Fund utilized derivatives including currency forwards to hedge currency exposure, as well as to manage active currency risk. Purchased and written equity options were also used to hedge market exposure and for investment purposes. Total return swaps were used to hedge and take active risk. Credit default swaps, both single name and index, were used to hedge credit risk as well as to take active credit risk. Treasury futures were used for both hedging and investment purposes. Interest rate swaps were used for hedging purposes.

MARKET REVIEW AND INVESTMENT STRATEGY

During both periods, global credit markets rallied strongly. Following the US presidential election, a broad reflationary theme took hold across global financial markets, with equities and credit spreads rallying strongly and a mixed result for global interest rates.

During the six-month period, the Fund employed a variety of relative value focused strategies intended to take advantage of pricing inefficiencies across credit assets, as opposed to taking outright, directional positions. With increasingly stretched valuations, the Fund was positioned with a broadly neutral risk allocation.

INVESTMENT POLICIES

At least 80% of the Fund’s net assets will under normal circumstances be invested in long and short positions in credit-related instruments. For purposes of this 80% requirement, credit-related instruments will include any type of fixed-income security, such as corporate bonds, convertible fixed-income securities, preferred stocks, US government and agency securities, securities of foreign governments and supranational entities, mortgage-related and asset-backed securities and loan participations. It is expected that a substantial portion of the Fund’s long and short positions will relate to fixed-income securities rated below investment-grade (commonly known as “junk bonds”).

In selecting securities for purchase or sale by the Fund and securities for the Fund to take short positions in, the Adviser will attempt to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity and the investment limitations to which investors are subject. The Adviser will combine quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

(continued on next page)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 3

Under normal market conditions, the net exposure of the Fund (long exposure minus short exposure) will range between 150% and -150%. For example, the Fund may hold long positions in fixed-income securities with a value equal to 95% of its net assets and hold short positions equal to 75% of its net assets, resulting in 20% net long exposure. The Fund may also take long and short positions in equity securities.

Short positions may be effectuated through derivative instruments or through conventional short sales. When the Fund sells securities short, it sells a security that it does not own (but has borrowed) at its current market price in anticipation that the price of the security will decline. To complete, or close out, the short sale transaction, the Fund buys the same security in the market at a later date and returns it to the lender. The Adviser expects that the Fund’s long positions will be effectuated both through derivatives and actual purchases of fixed-income securities. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term, and expects to maintain a weighted average duration of between -3 and 6 years. The Fund would have a negative duration when the Adviser expects the value of the Fund’s assets to increase as interest rates rise.

While the Fund’s investments will be focused on US dollar-denominated securities, the Fund may invest to a lesser extent in securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so. The Fund may take long and short positions in currencies (or related derivatives) independent of any such security positions, including taking a position in a currency when it does not hold any securities denominated in that currency.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency derivatives to hedge foreign currency exposure.

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(continued on next page)

The Fund may borrow money and enter into transactions such as reverse repurchase agreements that are similar to borrowings (in addition to the borrowing of securities inherent in short sale transactions) for investment purposes. As a result of these borrowing transactions and the use of derivatives, the Fund will at times be highly leveraged, with aggregate exposure (long and short) substantially in excess of its net assets.

The Fund is “non-diversified”, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The BofA ML® 3-Month US T-Bill Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 3-Month US Treasury Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a

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DISCLOSURES AND RISKS (continued)

fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

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DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			-4.49%
1 Year	0.35%	-3.92%
Since Inception[2]	1.15%	-0.30%
CLASS C SHARES			-5.36%
1 Year	-0.35%	-1.34%
Since Inception[2]	0.39%	0.39%
ADVISOR CLASS SHARES[3]			-4.44%
1 Year	0.64%	0.64%
Since Inception[2]	1.39%	1.39%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 9.03%, 9.83% and 8.76% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, extraordinary expenses, brokerage commission and other transaction costs to 1.24%, 1.99% and 0.99% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2017.

2	Inception date: 5/7/2014.

3	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-1.10%
Since Inception[1]	-0.07%
CLASS C SHARES
1 Year	1.51%
Since Inception[1]	0.68%
ADVISOR CLASS SHARES[2]
1 Year	3.48%
Since Inception[1]	1.67%

1	Inception date: 5/7/2014.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,004.50	$33.45	6.73%	$33.60	6.76%
Hypothetical**	$1,000	$991.42	$33.23	6.73%	$33.38	6.76%
Class C
Actual	$1,000	$1,000.50	$37.10	7.48%	$37.25	7.51%
Hypothetical**	$1,000	$987.70	$36.86	7.48%	$37.01	7.51%
Advisor Class
Actual	$1,000	$1,005.40	$32.27	6.49%	$32.42	6.52%
Hypothetical**	$1,000	$992.61	$32.06	6.49%	$32.21	6.52%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $21.4

SECTOR BREAKDOWN1

	Long	Short
Asset-Backed Securities	1.2%	—%
Bank Loans	1.0	—
Collateralized Mortgage Obligations	0.7	—
Common Stocks	5.3	—
Corporates – Investment Grade	25.3	-17.3
Corporates – Non-Investment Grade	15.0	-51.7
Emerging Markets – Corporate Bonds	2.8	-1.6
Emerging Markets – Sovereigns	1.1	-0.9
Governments – Treasuries	0.7	—
Inflation-Linked Securities	1.6	—
Preferred Stocks	0.6	—
Quasi-Sovereigns	1.8	-0.7
Warrants	0.1	—

NET COUNTRY EXPOSURE (TOP THREE)1

Long		Short
Mexico	2.7%	United States	-17.6%
Brazil	2.0	Spain	-2.1
Switzerland	1.2	Italy	-1.4

1	Holdings are expressed as a percentage of total net assets and may vary over time.

The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 13

PORTFOLIO SUMMARY (continued)

April 30, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Long		Short
Security		Security
Societe Generale SA	3.5%	First Data Corp.	-3.0%
Teva Pharmaceutical Finance Netherlands III BV	2.6	BNP Paribas SA	-3.0
BNP Paribas SA	2.5	Lear Corp.	-2.9
Odebrecht Finance Ltd.	2.1	Comcast Corp.	-2.9
Kerr-McGee Corp.	1.7	Lamar Media Corp.	-2.9
Hess Corp.	1.6	Ashland LLC	-2.9
Marathon Oil Corp.	1.6	Societe Generale SA	-2.8
Brazil Notas do Tesouro Nacional	1.6	Berry Plastics Corp.	-2.7
Nabors Industries, Inc.	1.4	Teva Pharmaceutical Finance Netherlands III BV	-2.4
Credit Suisse Group Funding Guernsey Ltd.	1.2	Spectrum Brands, Inc.	-2.0

1	Holdings are expressed as a percentage of total net assets and may vary over time.

14 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 25.3%
Industrial – 17.0%
Basic – 0.5%
Southern Copper Corp. 3.875%, 4/23/25	U.S.$	100	$101,402

Communications - Media – 2.5%
21st Century Fox America, Inc. 4.00%, 10/01/23		55	57,830
Grupo Televisa SAB 6.625%, 3/18/25		200	234,091
Omnicom Group, Inc. 3.60%, 4/15/26		200	201,270
Time Warner, Inc. 4.05%, 12/15/23		40	41,732

			534,923

Communications - Telecommunications – 0.9%
AT&T, Inc. 4.125%, 2/17/26		200	203,716

Consumer Cyclical - Automotive – 1.0%
Ford Motor Credit Co. LLC Series G 4.389%, 1/08/26		200	205,708

Consumer Non-Cyclical – 2.6%
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/26		600	557,076

Energy – 8.9%
Devon Energy Corp. 3.25%, 5/15/22		250	251,032
Hess Corp. 4.30%, 4/01/27		350	348,495
Kerr-McGee Corp. 6.95%, 7/01/24		300	356,004
Marathon Oil Corp. 3.85%, 6/01/25		350	347,081
Nabors Industries, Inc. 5.50%, 1/15/23(a)		300	303,525
Plains All American Pipeline LP/PAA Finance Corp. 3.85%, 10/15/23		150	152,088

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23	U.S.$	150	$156,062

			1,914,287

Services – 0.2%
S&P Global, Inc. 4.00%, 6/15/25		41	42,960

Technology – 0.4%
Dell International LLC/EMC Corp. 6.02%, 6/15/26(a)		71	78,092
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(b)		17	17,671

			95,763

			3,655,835

Financial Institutions – 7.1%
Banking – 7.1%
Bank of America Corp. 4.25%, 10/22/26		200	204,712
BNP Paribas SA 7.625%, 3/30/21(a)(c)		500	545,365
Citigroup, Inc. 4.30%, 11/20/26		200	203,472
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		250	255,525
Morgan Stanley 4.10%, 5/22/23		148	153,714
Wells Fargo & Co. 4.125%, 8/15/23		150	158,169

			1,520,957

Utility – 1.2%
Electric – 1.2%
Dominion Resources, Inc./VA Series D 2.85%, 8/15/26		100	94,543
Duke Energy Corp. 3.95%, 10/15/23		150	158,144

			252,687

Total Corporates – Investment Grade (cost $5,289,768)			5,429,479

16 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 15.0%
Industrial – 9.1%
Basic – 0.3%
ArcelorMittal 7.50% MTNA, 3/01/41	U.S.$	56	$62,971
ERP Iron Ore, LLC 9.03%, 12/31/19(d)(e)(f)		6	6,166
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(g)(h)(i)		35	3
Peabody Energy Corp. 6.00%, 11/15/18		119	– 0	–

			69,140

Communications - Media – 0.6%
iHeartCommunications, Inc. 6.875%, 6/15/18		41	27,913
9.00%, 12/15/19-9/15/22		142	110,518

			138,431

Communications - Telecommunications – 1.1%
Frontier Communications Corp. 10.50%, 9/15/22		87	87,468
Intelsat Jackson Holdings SA 7.50%, 4/01/21		150	137,174

			224,642

Consumer Cyclical - Automotive – 0.1%
Exide Technologies 7.00%, 4/30/25(d)(f)(i)(j)		29	14,359

Consumer Cyclical - Other – 1.3%
MDC Holdings, Inc. 5.50%, 1/15/24		5	5,177
6.00%, 1/15/43		125	112,985
PulteGroup, Inc. 6.00%, 2/15/35		140	139,226
7.875%, 6/15/32		19	21,622

			279,010

Consumer Non-Cyclical – 1.9%
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK ), 9/15/18(a)(f)		33	16,907
9.25%, 2/15/19(a)		88	77,160
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		100	82,734

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Concordia International Corp. 9.50%, 10/21/22(a)	U.S.$	54	$10,463
HCA, Inc. 4.25%, 10/15/19		104	108,009
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		150	110,913

			406,186

Energy – 1.6%
Berry Petroleum Co. LLC 6.50%, 9/15/22(d)(e)(g)(h)		85	– 0	–
Denbury Resources, Inc. 4.625%, 7/15/23		17	11,666
EP Energy LLC/Everest Acquisition Finance, Inc. 8.00%, 2/15/25(a)		75	67,103
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		24	23,241
Noble Holding International Ltd. 6.20%, 8/01/40		74	52,725
8.70%, 4/01/45		126	110,163
SandRidge Energy, Inc. 8.125%, 10/15/22(d)(e)(h)		150	– 0	–
Transocean, Inc. 6.80%, 3/15/38		100	79,994

			344,892

Other Industrial – 1.7%
General Cable Corp. 4.50%, 11/15/29(j)(k)		85	66,372
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		200	196,826
Laureate Education, Inc. 9.25%, 9/01/19		81	85,066
10.00%, 9/01/19(a)		9	9,680

			357,944

Technology – 0.2%
Avaya, Inc. 10.50%, 3/01/21(g)(h)(i)		277	41,896

Transportation - Services – 0.3%
XPO CNW, Inc. 6.70%, 5/01/34		75	70,396

			1,946,896

18 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.9%
Banking – 4.9%
Barclays Bank PLC 6.86%, 6/15/32(a)(c)	U.S.$	73	$83,251
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(c)		205	212,593
Societe Generale SA 8.00%, 9/29/25(a)(c)		700	751,240

			1,047,084

Finance – 1.0%
Artsonig Pty Ltd. 11.50%, 4/01/19(i)		191	5,730
Enova International, Inc. 9.75%, 6/01/21		53	53,987
Navient Corp. 5.00%, 10/26/20		53	53,911
8.00%, 3/25/20		24	26,431
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		95	89,556

			229,615

			1,276,699

Total Corporates – Non-Investment Grade (cost $3,247,345)			3,223,595

		Shares
COMMON STOCKS – 5.3%
Consumer Discretionary – 1.6%
Media – 1.3%
Charter Communications, Inc. – Class A(h)		100	34,516
Clear Channel Outdoor Holdings, Inc. – Class A		4,650	23,948
DISH Network Corp. – Class A(h)		400	25,776
Gray Television, Inc.(h)		3,059	44,814
Nexstar Media Group, Inc. – Class A		940	64,860
Sinclair Broadcast Group, Inc. – Class A		1,086	42,843
Townsquare Media, Inc. – Class A(h)		2,620	31,702

			268,459

Hotels, Restaurants & Leisure – 0.3%
eDreams ODIGEO SA(h)		10,643	36,728
Eldorado Resorts, Inc.(h)		1,381	26,412

			63,140

Household Durables – 0.0%
Hovnanian Enterprises, Inc. – Class A(h)		2,224	5,204

			336,803

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 1.3%
Trading Companies & Distributors – 0.1%
Emeco Holdings Ltd.(h)	92,500	$5,887

Machinery – 0.1%
Navistar International Corp.(h)	935	25,161

Energy Equipment & Services – 0.0%
Sanchez Energy Corp.(h)	87	673

Energy Other – 1.0%
Tervita Corp.(d)(e)	30,203	218,494

Construction & Engineering – 0.1%
Modular Space Corp.	44	572
Modular Space Corp.(d)(i)	1,244	16,172

		16,744

		266,959

Energy – 0.9%
Oil, Gas & Consumable Fuels – 0.9%
EP Energy Corp. – Class A(h)	1,809	8,177
Chesapeake Energy Corp.(h)	4,264	22,429
Halcon Resources Corp.(h)	879	5,889
SandRidge Energy, Inc.(h)	1,200	22,104
Oasis Petroleum, Inc.(h)	354	4,227
Peabody Energy Corp.(d)(e)	82	2,084
Whiting Petroleum Corp.(h)	3,220	26,726
Berry Petroleum Co. LLC(e)	3,329	38,283
CHC Group LLC(d)(h)(l)	1,937	22,275
Peabody Energy Corp.(h)	1,768	44,925

		197,119

Health Care – 0.6%
Health Care Providers & Services – 0.3%
Community Health Systems, Inc.(h)	4,774	41,104
Quorum Health Corp.(h)	322	1,375
Tenet Healthcare Corp.(h)	1,684	26,388

		68,867

Pharmaceuticals – 0.3%
Endo International PLC(h)	2,511	28,550
Horizon Pharma PLC(h)	1,650	25,377
Valeant Pharmaceuticals International, Inc.(h)	779	7,206

		61,133

		130,000

20 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.3%
Chemicals – 0.1%
LyondellBasell Industries NV – Class A		230	$19,495

Metals & Mining – 0.2%
AK Steel Holding Corp.(h)		8,333	52,831

			72,326

Telecommunication Services – 0.3%
Diversified Telecommunication Services – 0.3%
Koninklijke KPN NV		6,700	19,370
TDC A/S		9,400	50,426

			69,796

Financials – 0.2%
Diversified Financial Services – 0.1%
Holdco, Inc.		12,383	7,925

Consumer Finance – 0.1%
Enova International, Inc.(h)		1,623	23,046

			30,971

Information Technology – 0.1%
IT Services – 0.1%
Travelport Worldwide Ltd.		2,303	30,331

Total Common Stocks (cost $1,236,069)			1,134,305

		Principal Amount (000)
EMERGING MARKETS – CORPORATE BONDS – 2.8%
Industrial – 2.8%
Capital Goods – 2.1%
Odebrecht Finance Ltd. 4.375%, 4/25/25(a)	U.S.$	1,000	450,000

Energy – 0.7%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(d)(l)		98	151,790

Total Emerging Markets – Corporate Bonds (cost $549,857)			601,790

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 1.8%
Quasi-Sovereign Bonds – 1.8%
Mexico – 0.7%
Petroleos Mexicanos 5.375%, 3/13/22(a)	U.S.$	150	$157,125

Venezuela – 1.1%
Petroleos de Venezuela SA 9.75%, 5/17/35(a)		500	237,500

Total Quasi-Sovereigns (cost $348,090)			394,625

INFLATION-LINKED SECURITIES – 1.6%
Brazil – 1.6%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/24 (cost $188,688)	BRL	340	332,879

ASSET-BACKED SECURITIES – 1.2%
Other ABS - Fixed Rate – 1.0%
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)	U.S.$	209	212,690

Home Equity Loans - Fixed Rate – 0.2%
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47		76	53,312

Total Asset-Backed Securities (cost $267,781)			266,002

EMERGING MARKETS – SOVEREIGNS – 1.1%
Venezuela – 1.1%
Venezuela Government International Bond 9.25%, 9/15/27 (cost $203,753)		450	238,502

BANK LOANS – 1.0%
Industrial – 1.0%
Basic – 0.0%
Magnetation LLC 12.00%, 3/07/17(d)(e)(f)(m)		37	– 0	–

22 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 1.0%
Avaya Inc. 6.28%, 5/29/20(e)(g)(h)(n)	U.S.$	250	$208,438
8.50% (LIBOR 3 Month + 7.50%), 1/24/18(e)(o)		14	14,823

			223,261

Total Bank Loans (cost $254,908)			223,261

GOVERNMENTS – TREASURIES – 0.7%
Mexico – 0.4%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,990	95,769

South Africa – 0.3%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	721	60,226

Total Governments – Treasuries (cost $166,157)			155,995

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.7%
Non-Agency Fixed Rate – 0.7%
Alternative Loan Trust Series 2005-86CB, Class A8 5.50%, 2/25/36	U.S.$	59	53,006
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-9, Class A11 6.00%, 5/25/36		63	53,296
GSR Mortgage Loan Trust Series 2006-9F, Class 4A1 6.50%, 10/25/36		31	25,699
Wells Fargo Mortgage Backed Securities Trust Series 2007-10, Class 1A7 6.00%, 7/25/37		21	20,439

Total Collateralized Mortgage Obligations (cost $164,731)			152,440

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 0.6%
Industrial – 0.6%
Basic – 0.2%
Peabody Energy Corp. 0.00%(e)	590	$32,450

Energy – 0.4%
Berry Petroleum Co. LLC 0.00%(d)(e)	2,781	37,544
Sanchez Energy Corp. 4.875%	1,550	43,880
Tervita Corp. 0.00%(d)(e)	838	6,062

		87,486

		119,936

Financial Institutions – 0.0%
Services – 0.0%
Holdco, Inc. 0.00%(h)	74	7,400

Total Preferred Stocks (cost $105,030)		127,336

WARRANTS – 0.1%
Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Midstates Petroleum Co., Inc., expiring 4/21/20(d)(e)(h)	1,429	6,431
Peabody Energy Corp., expiring 7/03/17(d)(e)(h)	5	127
Peabody Energy Corp., expiring 7/03/17(d)(e)(h)	83	2,108
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(h)	2,538	2,538
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(h)	122	68

		11,272

Financials – 0.0%
Diversified Financial Services – 0.0%
iPayment Holdings, Inc., expiring 12/29/22(d)(e)(h)	13,856	7,344

Total Warrants (cost $23,546)		18,616

24 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED – PUTS – 0.0%
Options on Equities – 0.0%
DIEBOLD, Inc. Expiration: May 2017, Exercise Price: $ 22.50(h)(p)	86	$645
Micron Technology, Inc. Expiration: Jun 2017, Exercise Price: $ 25.00(h)(p)	50	2,200
Tesla Motors, Inc. Expiration: May 2017, Exercise Price: $ 275.00(h)(p)	5	758
Universal Corp./VA Expiration: May 2017, Exercise Price: $ 60.00(h)(p)	20	700

		4,303

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2017, Exercise Price: $ 229.00(h)(p)	25	988

	Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 28, 5 Year Index RTP, Credit Suisse International (Buy Protection) Expiration: May 2017, Exercise Rate: 104.50%(h)	1,210	430

Total Options Purchased – Puts (premiums paid $16,674)		5,721

	Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2017, Exercise Price: $ 240.00(h)(p)	15	1,448

Options on Equities – 0.0%
Valeant Pharmaceuticals International, Inc. Expiration: Jul 2017, Exercise Price: $ 16.00(h)(p)	64	832

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company		Contracts	U.S. $ Value

Options on Indices – 0.0%
Euro STOXX 50 Index Expiration: Jun 2017, Exercise Price: EUR 3,675.00(h)(q)		50	$760

Total Options Purchased – Calls (premiums paid $3,867)			3,040

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 44.0%
U.S. TREASURY BILLS – 29.6%
U.S. Treasury Bill Zero Coupon, 6/22/17(r)	U.S.$	3,000	2,996,819
Zero Coupon, 7/27/17-10/19/17		3,350	3,338,107

Total U.S. Treasury Bills (cost $6,334,926)			6,334,926

		Shares
Investment Companies – 14.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(s)(t) (cost $3,086,235)		3,086,235	3,086,235

Total Short-Term Investments (cost $9,421,161)			9,421,161

Total Investments Before Securities Sold Short – 101.2% (cost $21,487,425)			21,728,747

		Principal Amount (000)
SECURITIES SOLD SHORT – (72.2)%
CORPORATES – NON-INVESTMENT GRADE – (51.7)%
Industrial – (40.7)%
Basic – (11.5)%
Ashland LLC 4.75%, 8/15/22	U.S.$	(600)	(625,038)
Berry Plastics Corp. 5.50%, 5/15/22		(564)	(588,709)

26 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Chemours Co. (The) 6.625%, 5/15/23	U.S.$	(400)	$(427,828)
INEOS Group Holdings SA 5.625%, 8/01/24(a)		(400)	(406,248)
Lundin Mining Corp. 7.50%, 11/01/20(a)		(200)	(211,890)
Platform Specialty Products Corp. 6.50%, 2/01/22(a)		(200)	(205,682)

			(2,465,395)

Capital Goods – (3.4)%
CNH Industrial Finance Europe SA Series G 2.75%, 3/18/19(a)	EUR	(300)	(340,861)
Triumph Group, Inc. 4.875%, 4/01/21	U.S.$	(400)	(391,008)

			(731,869)

Communications - Media – (2.9)%
Lamar Media Corp. 5.00%, 5/01/23		(400)	(418,220)
5.875%, 2/01/22		(200)	(207,594)

			(625,814)

Consumer Cyclical - Automotive – (1.9)%
Dana, Inc. 5.50%, 12/15/24		(400)	(406,376)

Consumer Cyclical - Other – (2.0)%
Scientific Games International, Inc. 7.00%, 1/01/22(a)		(400)	(428,156)

Consumer Non-Cyclical – (2.0)%
Spectrum Brands, Inc. 5.75%, 7/15/25		(400)	(428,400)

Energy – (6.1)%
Continental Resources, Inc./OK 5.00%, 9/15/22		(200)	(201,932)
Laredo Petroleum, Inc. 7.375%, 5/01/22		(400)	(415,424)
Oasis Petroleum, Inc. 6.875%, 1/15/23		(175)	(176,689)
Parsley Energy LLC/Parsley Finance Corp. 6.25%, 6/01/24(a)		(300)	(315,786)
SM Energy Co. 6.125%, 11/15/22		(200)	(202,712)

			(1,312,543)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Services – (2.0)%
Service Corp. International/US 5.375%, 5/15/24	U.S.$	(400)	$(421,400)

Technology – (6.9)%
CommScope, Inc. 5.50%, 6/15/24(a)		(400)	(418,536)
First Data Corp. 7.00%, 12/01/23(a)		(600)	(643,266)
MSCI, Inc. 5.25%, 11/15/24(a)		(400)	(423,536)

			(1,485,338)

Transportation - Services – (2.0)%
United Rentals North America, Inc. 5.75%, 11/15/24		(400)	(423,000)

			(8,728,291)

Financial Institutions – (9.5)%
Banking – (4.6)%
Provident Funding Associates LP/PFG Finance Corp. 6.75%, 6/15/21(a)		(400)	(409,060)
Societe Generale SA 6.00%, 1/27/20(a)(c)		(600)	(591,204)

			(1,000,264)

Finance – (1.0)%
Fly Leasing Ltd. 6.375%, 10/15/21		(200)	(207,176)

REITS – (3.9)%
FelCor Lodging LP 5.625%, 3/01/23		(400)	(420,920)
Realogy Group LLC/Realogy Co-Issuer Corp. 4.50%, 4/15/19(a)		(200)	(207,788)
4.875%, 6/01/23(a)		(200)	(201,832)

			(830,540)

			(2,037,980)

Utility – (1.5)%
Electric – (1.5)%
Calpine Corp. 6.00%, 1/15/22(a)		(189)	(197,637)
Enel SpA 6.50%, 1/10/74(a)	EUR	(100)	(117,855)

			(315,492)

Total Corporates – Non-Investment Grade (proceeds $10,734,251)			(11,081,763)

28 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – (17.3)%
Industrial – (12.4)%
Communications - Media – (2.9)%
Comcast Corp. 4.60%, 8/15/45	U.S.$	(600)	$(625,914)

Consumer Cyclical - Automotive – (2.9)%
Lear Corp. 5.375%, 3/15/24		(595)	(629,189)

Consumer Non-Cyclical – (2.4)%
Teva Pharmaceutical Finance Netherlands III BV 4.10%, 10/01/46		(600)	(511,056)

Energy – (2.2)%
Ecopetrol SA 7.625%, 7/23/19		(200)	(222,000)
Repsol International Finance BV 3.625%, 10/07/21(a)	EUR	(200)	(248,619)

			(470,619)

Technology – (2.0)%
Hewlett Packard Enterprise Co. 4.40%, 10/15/22	U.S.$	(400)	(422,092)

			(2,658,870)

Financial Institutions – (4.9)%
Banking – (4.9)%
Bankia SA 3.50%, 1/17/19(a)	EUR	(200)	(230,766)
BNP Paribas SA 7.375%, 8/19/25(a)(c)	U.S.$	(600)	(638,298)
Intesa Sanpaolo SpA 4.00%, 10/30/23(a)	EUR	(150)	(189,321)

			(1,058,385)

Total Corporates – Investment Grade (proceeds $3,666,330)			(3,717,255)

EMERGING MARKETS – CORPORATE BONDS – (1.6)%
Brazil – (1.6)%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a) (proceeds $676,787)	U.S.$	(800)	(349,500)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – SOVEREIGNS – (0.9)%
Venezuela – (0.9)%
Venezuela Government International Bond 9.375%, 1/13/34 (proceeds $182,857)	U.S.$	(400)	$(193,996)

QUASI-SOVEREIGNS – (0.7)%
Quasi-Sovereign Bonds – (0.7)%
Venezuela – (0.7)%
Petroleos de Venezuela SA 6.00%, 5/16/24(a) (proceeds $166,516)		(400)	(158,132)

Total Securities Sold Short (proceeds $15,426,741)			(15,500,646)

Total Investments – 29.0% (cost $6,060,684)			6,228,101
Other assets less liabilities – 71.0%			15,215,253

Net Assets – 100.0%			$21,443,354

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	10	June 2017	$364,051	$382,126	$18,075
U.S. Long Bond (CBT) Futures	4	June 2017	600,850	611,875	11,025

Sold Contracts
Euro-BOBL Futures	13	June 2017	1,870,638	1,867,256	3,382
Euro-BTP Futures	8	June 2017	1,139,737	1,147,773	(8,036)
Euro-OAT Futures	6	June 2017	958,934	979,324	(20,390)
S&P 500 E Mini Futures	4	June 2017	472,043	476,100	(4,057)
U.S. T-Note 10 Yr (CBT) Futures	8	June 2017	993,669	1,005,750	(12,081)

					$(12,082)

30 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	121	RUB	6,841	6/22/17	$(1,829)
Barclays Bank PLC	KRW	253,714	USD	224	5/18/17	1,129
Barclays Bank PLC	USD	110	KRW	127,192	5/18/17	1,643
Barclays Bank PLC	CNY	3,786	USD	547	6/12/17	(922)
Citibank, NA	TWD	3,403	USD	111	6/13/17	(1,632)
Credit Suisse International	BRL	743	USD	232	5/03/17	(1,781)
Credit Suisse International	USD	234	BRL	743	5/03/17	291
Credit Suisse International	BRL	743	USD	232	6/02/17	(399)
Credit Suisse International	USD	136	EUR	124	7/13/17	(513)
Deutsche Bank AG	BRL	743	USD	235	5/03/17	1,375
Deutsche Bank AG	USD	232	BRL	743	5/03/17	1,781
JPMorgan Chase Bank, NA	USD	216	MXN	4,102	6/16/17	537
State Street Bank & Trust Co.	DKK	363	USD	52	5/11/17	(1,553)
State Street Bank & Trust Co.	SGD	155	USD	110	5/18/17	(1,307)
State Street Bank & Trust Co.	ZAR	728	USD	54	5/24/17	(399)
State Street Bank & Trust Co.	MXN	951	USD	51	6/16/17	440
State Street Bank & Trust Co.	MXN	3,073	USD	162	6/16/17	(84)
State Street Bank & Trust Co.	CAD	326	USD	243	6/22/17	4,590
State Street Bank & Trust Co.	AUD	150	USD	114	7/10/17	1,060
State Street Bank & Trust Co.	USD	974	EUR	914	7/13/17	25,424

						$27,851

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Valeant Pharmaceuticals International, Inc.(p)	64	$20.00	July 2017	$509	$(384)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Micron Technology, Inc.(p)	50	$22.00	June 2017	$598	$(550)
SPDR S&P 500 ETF Trust(p)	25	219.00	May 2017	1,124	(363)

				$1,722	$(913)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 28, 5 Year Index RTP	Credit Suisse International	Sell	103.00%	May 2017	$1,210	$726	$(402)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC/(INTRCONX)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	(5.00)%	1.75%		$490	$(43,175)	$(19,278)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	3.28		312	(25,544)	(4,409)
CDX-NAIG Series 23, 5 Year Index, 12/20/19*	(1.00)	0.32		2,500	(46,945)	(21,940)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	2.17	EUR	18	(2,277)	(1,058)
iTraxx-XOVER Series 27, 5 Year Index, 6/20/22*	(5.00)	2.66		680	(84,901)	(17,596)

Sale Contracts
Morgan Stanley & Co. LLC/(CME Group)
CDX-NAHY Series 23, 5 Year Index, 12/20/19*	5.00	1.75		$490	43,175	22,381
Morgan Stanley & Co. LLC/(INTRCONX)iTraxx-XOVER Series 23, 5 Year Index, 6/20/20*	5.00	1.56	EUR	114	13,727	5,604

					$(145,940)	$(36,296)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. LLC/(CME Group)	$250	5/09/19	1.732%	3 Month LIBOR	$(2,212)

32 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America, NA
Anglo American Capital, 4.45%, 9/27/20, 6/20/22*	(5.00)%	1.85%	EUR	200	$(35,260)	$(30,736)	$(4,524)
Arcelormittal, 6.125%, 6/01/18, 6/20/22*	(5.00)	2.51		200	(27,596)	(24,617)	(2,979)
Barclays Bank PLC
Iceland Bondco PLC, 6.25%, 7/15/21, 6/20/22*	(5.00)	2.89		400	(46,432)	(32,732)	(13,700)
Indonesia Government International Bond, 5.875%, 3/13/20, 6/20/22*	(1.00)	1.27		$600	6,969	9,248	(2,279)
Repsol International Finance BV, 4.875%, 2/19/19, 6/20/22*	(1.00)	0.91	EUR	200	(1,287)	1,382	(2,669)
Russian Foreign Bond - Eurobond, 7.50%, 3/31/30, 6/20/22*	(1.00)	1.52		$400	9,618	13,608	(3,990)
Citibank, NA
Dell, Inc., 7.10%, 4/15/28, 12/20/21*	(1.00)	2.15		200	10,167	18,598	(8,431)
Quest Diagnostics, Inc., 6.95%, 7/01/37, 12/20/20*	(1.00)	0.25		500	(13,732)	(1,372)	(12,360)
Renault SA, 3.125%, 3/05/21, 12/20/19*	(1.00)	0.44	EUR	160	(2,700)	0	(2,700)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	(5.00)	3.15		$1,000	(60,477)	67,324	(127,801)
Credit Suisse International
BellSouth LLC, 6.55%, 6/15/34, 9/20/19*	(1.00)	0.33		1,000	(16,208)	(11,713)	(4,495)

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB- Series 6, 5/11/63*	(5.00)%	9.75%		$50	$9,190	$6,565		$2,625
Conagra Brands, Inc., 7.00%, 10/01/28, 12/20/21*	(1.00)	0.71		300	(3,919)	– 0	–	(3,919)
Conagra Brands, Inc., 7.00%, 10/01/28, 12/20/21*	(1.00)	0.35		300	(8,872)	– 0	–	(8,872)
Deutsche Bank AG
Lloyds Bank PLC, 1.50%, 5/02/17, 12/20/19*	(1.00)	0.30	EUR	470	(10,019)	(7,110)		(2,909)
Goldman Sachs International
AK Steel Corp., 7.625%, 5/15/20, 6/20/22*	(5.00)	4.67		$300	(6,074)	(5,541)		(533)
Amkor Technology, Inc., 6.625%, 6/01/21, 6/20/21*	(5.00)	1.17		100	(15,742)	(4,156)		(11,586)
Arconic, Inc., 5.72%, 2/23/19, 6/20/22*	(1.00)	1.63		200	5,769	8,031		(2,262)
Boyd Gaming Corp., 7.125%, 2/01/16, 6/20/22*	(5.00)	1.41		200	(35,925)	(27,754)		(8,171)
CDX-CMBX.NA.BB- Series 6, 5/11/63*	(5.00)	9.75		115	21,137	15,285		5,852
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	(3.00)	5.54		61	6,783	7,503		(720)
Gap, Inc. (The), 5.95%, 4/12/21, 6/20/22*	(1.00)	2.55		200	14,305	18,326		(4,021)
Teck Resources Ltd., 3.75%, 2/01/23, 6/20/18*	(1.00)	0.20		250	(2,575)	2,300		(4,875)
Yum! Brands, Inc., 6.25%, 3/15/18, 6/20/21*	(1.00)	0.70		200	(2,655)	11,349		(14,004)

34 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA
Brazilian Government International Bond, 4.25%, 1/07/25,6/20/22*	(1.00)%	2.15%		$200	$10,738	$12,321	$(1,583)
Colombia Government International Bond, 10.375%, 1/28/33, 6/20/22*	(1.00)	1.26		600	6,835	12,147	(5,312)
Kohl’s Corp., 6.25%, 12/15/17, 6/20/19*	(1.00)	0.15		400	(945)	(238)	(707)
Morgan Stanley Capital Services LLC
British Telecommunications PLC, 5.75%, 12/07/28, 6/20/20*	(1.00)	0.51	EUR	960	(19,094)	(7,618)	(11,476)
Koninklijke KPN NV, 7.50%, 2/04/19, 12/20/20*	(1.00)	0.53		350	(6,728)	(414)	(6,314)
Noble Holding International Ltd., 4.90%, 8/01/20, 12/20/21*	(1.00)	4.96		$150	23,508	28,322	(4,814)

Sale Contracts
Bank of America, NA
Genworth Holdings, Inc., 6.515%, 5/22/18, 6/20/20*	5.00	5.54		20	(188)	555	(743)
Barclays Bank PLC
Assured Guaranty Municipal Corp., 6/20/20*	5.00	0.86		20	2,645	991	1,654
Citibank, NA
Nabors Industries, Inc., 6.15%, 2/15/18, 6/20/20*	1.00	1.33		20	(175)	(1,505)	1,330
Safeway, Inc., 7.25%, 2/01/31, 6/20/20*	1.00	1.30		20	(158)	(1,098)	940
Staples, Inc., 2.75%, 1/12/18, 6/20/20*	1.00	0.75		20	176	(535)	711

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00%	3.15%		$1,200	$(74,971)	$(189,060)	$114,089
Unitymedia GmbH, 6.125%, 1/15/25, 6/20/20*	5.00	0.85	EUR	90	13,356	10,449	2,907
Weatherford International Ltd., 4.50%, 4/15/22, 6/20/20*	1.00	2.37		$20	(794)	(1,166)	372
Credit Suisse International
AT&T, Inc., 2.45%, 6/30/20, 9/20/19*	1.00	0.35		1,000	16,050	13,596	2,454
Avon Products, Inc., 6.50%, 3/01/19, 6/20/20*	1.00	2.88		20	(1,107)	(2,326)	1,219
CDX-CMBX.NA.BB- Series 6, 5/11/63*	5.00	9.75		65	(12,218)	(8,378)	(3,840)
Freeport-McMoRan, Inc., 3.55%, 3/01/22, 6/20/20*	1.00	1.65		20	(372)	(953)	581
Transocean, Inc., 7.375%, 4/15/18, 6/20/20*	1.00	3.15		20	(1,250)	(2,839)	1,589
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54		44	(4,893)	(3,098)	(1,795)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54		145	(16,124)	(10,481)	(5,643)
Goldman Sachs International
CDX-CMBX.NA.BB- Series 6, 5/11/63*	5.00	9.75		57	(10,715)	(9,546)	(1,169)

36 | AB CREDIT LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB- Series 6, 5/11/63*	5.00%	9.75%	$138	$(25,939)	$(17,974)	$(7,965)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	6	(667)	(422)	(245)

				$(308,565)	$(145,482)	$(163,083)

*	Termination date

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Index	454,000	LIBOR	$454	6/20/17	$8,438
iBoxx $ Liquid High Yield Index	300,000	LIBOR	300	6/20/17	2,624
iBoxx $ Liquid High Yield Index	119,000	LIBOR	119	6/20/17	1,858
iBoxx $ Liquid High Yield Index	149,000	LIBOR	149	6/20/17	1,303
Goldman Sachs International
iBoxx $ Liquid High Yield Index	1,090,000	LIBOR	1,090	6/20/17	22,430
iBoxx $ Liquid High Yield Index	457,000	LIBOR	457	6/20/17	3,552
iBoxx $ Liquid High Yield Index	448,000	LIBOR	448	6/20/17	2,830
iBoxx $ Liquid High Yield Index	299,000	LIBOR	299	6/20/17	1,889
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	870,000	LIBOR	870	6/20/17	20,296
iBoxx $ Liquid High Yield Index	289,000	LIBOR	289	6/20/17	2,387
iBoxx $ Liquid High Yield Index	175,000	LIBOR	175	6/20/17	1,445
Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	206,000	LIBOR	206	6/20/17	3,013
iBoxx $ Liquid High Yield Index	140,000	LIBOR	140	6/20/17	2,269
iBoxx $ Liquid High Yield Index	144,000	LIBOR	144	6/20/17	1,259

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Index	400,000	LIBOR	$400	6/20/17	$(3,889)
Goldman Sachs International
iBoxx $ Liquid High Yield Index	545,000	LIBOR	545	6/20/17	(2,653)
iBoxx $ Liquid High Yield Index	650,000	LIBOR	650	6/20/17	(5,451)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	545,000	LIBOR	545	6/20/17	(2,443)
iBoxx $ Liquid High Yield Index	440,000	LIBOR	440	6/20/17	(6,870)

					$54,287

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $-3,710,162 or -17.3% of net assets.

(b)	Variable rate coupon, rate shown as of April 30, 2017.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Fair valued by the Adviser.

(e)	Illiquid security.

(f)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2017.

(g)	Defaulted.

(h)	Non-income producing security.

(i)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.38% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	4/01/17	$26,732	$5,730	0.03%
Avaya, Inc. 10.50%, 3/01/21	1/25/17-2/01/17	101,605	41,896	0.20%
Exide Technologies 7.00%, 4/30/25	11/10/16	16,067	14,359	0.07%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	21,438	3	0.00%
Modular Space Corp. 0.0%	8/04/16-2/08/17	11,343	16,172	0.08%

(j)	Convertible security.

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PORTFOLIO OF INVESTMENTS (continued)

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2017.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
CHC Group LLC	3/10/17-3/23/17	$141,676	$22,275	0.10%
CHC Group LLC/CHC Finance Ltd. Series AI 10/01/20	3/10/17	63,155	151,790	0.71%

(m)	Defaulted matured security.

(n)	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(o)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2017.

(p)	One contract relates to 100 shares.

(q)	One contract relates to 1 share.

(r)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(s)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(t)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

DKK – Danish Krone

EUR – Euro

KRW – South Korean Won

MXN – Mexican Peso

RUB – Russian Ruble

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

BOBL – Bundesobligationen

BTP – Buoni del Tesoro Poliennali

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

RTP – Right To Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $18,401,190)	$18,642,512
Affiliated issuers (cost $3,086,235)	3,086,235
Cash	53,809
Cash collateral due from broker	437,777
Foreign currencies, at value (cost $22,746)	21,569
Deposit at broker for securities sold short	15,434,161
Upfront premiums paid on credit default swaps	257,900
Unaffiliated interest and dividends receivable	144,979
Unrealized appreciation on credit default swaps	136,323
Unrealized appreciation on total return swaps	75,593
Unrealized appreciation on forward currency exchange contracts	38,270
Receivable due from Adviser	20,544
Receivable for investment securities sold	18,591
Receivable for variation margin on exchange-traded derivatives	5,290
Affiliated dividends receivable	1,634
Receivable for terminated credit default swaps	16

Total assets	38,375,203

Liabilities
Options written, at value (premiums received $2,231)	1,297
Swaptions written, at value (premiums received $726)	402
Payable for securities sold short, at value (proceeds received $15,426,741)	15,500,646
Upfront premiums received on credit default swaps	403,382
Unrealized depreciation on credit default swaps	299,406
Interest expense payable	284,209
Payable for investment securities purchased	203,438
Payable for newly entered credit default swaps	44,608
Unrealized depreciation on total return swaps	21,306
Unrealized depreciation on forward currency exchange contracts	10,419
Transfer Agent fee payable	1,436
Payable for variation margin on exchange-traded derivatives	465
Distribution fee payable	167
Accrued expenses	160,668

Total liabilities	16,931,849

Net Assets	$21,443,354

Composition of Net Assets
Capital stock, at par	$2,122
Additional paid-in capital	21,164,538
Accumulated net investment loss	(174,432)
Accumulated net realized gain on investment and foreign currency transactions	414,309
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	36,817

$21,443,354

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$179,786	17,896	$10.05	*

C	$181,309	18,392	$9.86

Advisor	$21,082,259	2,085,534	$10.11

*	The maximum offering price per share for Class A shares was $10.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$443,294
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $274)	19,092
Affiliated issuers	7,077
Other income	4	$469,467

Expenses
Advisory fee (see Note B)	92,469
Distribution fee—Class A	223
Distribution fee—Class C	800
Transfer agency—Class A	82
Transfer agency—Class C	86
Transfer agency—Advisor Class	9,660
Custodian	75,742
Audit and tax	60,081
Administrative	29,191
Registration fees	23,375
Legal	19,146
Directors’ fees	12,965
Printing	7,068
Miscellaneous	20,010

Total operating expenses (see Note B)	350,898
Interest expense	502,374
Broker fee on securities sold short	83,647

Total expenses	936,919
Less: expenses waived and reimbursed by the Adviser (see Note B)	(243,694)

Net expenses		693,225

Net investment loss		(223,758)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		517,016
Securities sold short		(13,305)
Futures		138,164
Options written		40,070
Swaptions written		1,593
Swaps		(95,213)
Foreign currency transactions		(67,348)
Net change in unrealized appreciation/depreciation of:
Investments		(33,054)
Securities sold short		(46,717)
Futures		(97,022)
Options written		320
Swaptions written		324
Swaps		(38,273)
Foreign currency denominated assets and liabilities		38,069

Net gain on investment and foreign currency transactions		344,624

Contributions from Affiliates (see Note B)		14

Net Increase in Net Assets from Operations		$120,880

See notes to financial statements.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 41

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(223,758)	$(134,207)
Net realized gain on investment and foreign currency transactions	520,977	379,304
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(176,353)	465,451
Contributions from Affiliates (see Note B)	14	– 0	–

Net increase in net assets from operations	120,880	710,548
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(2,076)	(686)
Class C	(1,830)	(427)
Advisor Class	(241,188)	(88,969)
Capital Stock Transactions
Net increase (decrease)	326,352	(632,280)

Total increase (decrease)	202,138	(11,814)
Net Assets
Beginning of period	21,241,216	21,253,030

End of period (including accumulated net investment loss and undistributed net investment income of ($174,432) and $49,326, respectively)	$21,443,354	$21,241,216

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Credit Long/Short Portfolio (the “Portfolio”), a non-diversified portfolio. The Portfolio have authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares have not been issued. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements

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NOTES TO FINANCIAL STATEMENTS (continued)

based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$5,429,479		$	– 0	–	$5,429,479
Corporates – Non-Investment Grade		– 0	–	3,161,171			62,424	(a)	3,223,595
Common Stocks		724,060		347,293			62,952		1,134,305
Emerging Markets – Corporate Bonds		– 0	–	601,790			– 0	–	601,790
Quasi-Sovereigns		– 0	–	394,625			– 0	–	394,625
Inflation-Linked Securities		– 0	–	332,879			– 0	–	332,879
Asset-Backed Securities		– 0	–	53,312			212,690		266,002
Emerging Markets – Sovereigns		– 0	–	238,502			– 0	–	238,502
Bank Loans		– 0	–	223,261			– 0	–(a)	223,261
Governments – Treasuries		– 0	–	155,995			– 0	–	155,995
Collateralized Mortgage Obligations		– 0	–	152,440			– 0	–	152,440
Preferred Stocks		– 0	–	43,880			83,456		127,336
Warrants		9,037		– 0	–		9,579		18,616
Options Purchased – Puts		– 0	–	5,721			– 0	–	5,721
Options Purchased – Calls		– 0	–	3,040			– 0	–	3,040
Short-Term Investments:
U.S. Treasury Bills		– 0	–	6,334,926			– 0	–	6,334,926
Investment Companies		3,086,235		– 0	–		– 0	–	3,086,235
Liabilities:
Corporates – Non-Investment Grade		– 0	–	(11,081,763)			– 0	–	(11,081,763)
Corporates – Investment Grade		– 0	–	(3,717,255)			– 0	–	(3,717,255)
Emerging Markets – Corporate Bonds		– 0	–	(349,500)			– 0	–	(349,500)
Emerging Markets – Sovereigns		– 0	–	(193,996)			– 0	–	(193,996)
Quasi-Sovereigns		– 0	–	(158,132)			– 0	–	(158,132)

Total Investments in Securities		3,819,332		1,977,668			431,101		6,228,101

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(b):
Assets:
Futures	$14,407	$18,075	$	– 0	–	$32,482	(c)
Forward Currency Exchange Contracts	– 0	–	38,270	– 0	–	38,270
Centrally Cleared Credit Default Swaps	– 0	–	27,985	– 0	–	27,985	(c)
Credit Default Swaps	– 0	–	136,323	– 0	–	136,323
Total Return Swaps	– 0	–	75,593	– 0	–	75,593
Liabilities:
Futures	(44,564)	– 0	–	– 0	–	(44,564	)(c)
Forward Currency Exchange Contracts	– 0	–	(10,419)	– 0	–	(10,419)
Call Options Written	– 0	–	(384)	– 0	–	(384)
Put Options Written	– 0	–	(913)	– 0	–	(913)
Credit Default Swaptions Written	– 0	–	(402)	– 0	–	(402)
Centrally Cleared Credit Default Swaps	– 0	–	(64,281)	– 0	–	(64,281	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(2,212)	– 0	–	(2,212	)(c)
Credit Default Swaps	– 0	–	(299,406)	– 0	–	(299,406)
Total Return Swaps	– 0	–	(21,306)	– 0	–	(21,306)

Total(d)	$3,789,175	$1,874,591	$431,101	$6,094,867

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non-Investment Grade(a)		Common Stocks		Asset- Backed Securities
Balance as of 10/31/16	$11,069		$2,355		$212,888
Accrued discounts/(premiums)	(2,260)		– 0	–	– 0	–
Realized gain (loss)	– 0	–	(1,327)		– 0	–
Change in unrealized appreciation/depreciation	(45,584)		3,165		852
Purchases	49,794		59,216		– 0	–
Sales	(9,047)		(457)		(1,050)
Transfers in to Level 3	58,452		– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 4/30/17	$62,424		$62,952		$212,690

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NOTES TO FINANCIAL STATEMENTS (continued)

	Corporates - Non-Investment Grade(a)		Common Stocks		Asset- Backed Securities
Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$(43,562)		$3,736		$852

	Bank Loans(a)		Preferred Stocks		Warrants
Balance as of 10/31/16	$5,508		$ – 0	–	$15,204
Accrued discounts/(premiums)	– 0	–	– 0	–	– 0	–
Realized gain (loss)	– 0	–	– 0	–	– 0	–
Change in unrealized appreciation/depreciation	(266)		29,576		2,235
Purchases	833		53,880		– 0	–
Sales	(6,075)		– 0	–	– 0	–
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(7,860)

Balance as of 4/30/17	$ – 0	–	$83,456		$9,579

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$ – 0	–	$29,576		$2,235

	Total
Balance as of 10/31/16	$247,024
Accrued discounts/(premiums)	(2,260)
Realized gain (loss)	(1,327)
Change in unrealized appreciation/depreciation	(10,022)
Purchases	163,723
Sales	(16,629)
Transfers in to Level 3	58,452
Transfers out of Level 3	(7,860)

Balance as of 4/30/17	$431,101	(c)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$(7,163)

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at April 30, 2017. Securities priced (i) by third party vendors or (ii) at cost, which approximate fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/17	Valuation Technique	Unobservable Input	Input
Corporates Non-Investment Grade	$14,359	Discounted Cash Flow	Clean Debt Value Convertible Feature Value	51.50%-76.0% / 63.8% 22.2%-2.2% /12.2%
Warrants	$7,344	Option Pricing Model	Exercise Price Expiration Date EV Volatility %	$6.64 / NA June, 2019 /NA 50% / NA

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

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NOTES TO FINANCIAL STATEMENTS (continued)

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income (or dividend expense) is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income (or interest expense) is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .85% of the Portfolio’s average daily net assets. Effective January 1, 2017, the advisory fee was reduced from .90% to .85% of the Porfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.24%, 1.99% and 1.99% of daily average net assets for Class A, Class C and Advisor Class shares, respectively. Effective January 1, 2017, the Expense Caps were reduced from 1.35% to 1.24%, 2.10% to 1.99% and 1.10% to .99% of the daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne

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by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017; any fees waived and expense borne by the Adviser from November 1, 2014 to May 6, 2015 are subject to repayment by the Portfolio until October 31, 2018; such waivers that are subject to repayment amounted to $252,520 and $212,257, respectively. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentage set forth above. For the six months ended April 30, 2017, such reimbursements/waivers amounted to $211,123. The Expense Caps may not be terminated by the Adviser before January 31, 2018.

During the six months ended April 30, 2017, the Adviser reimbursed the Portfolio $14 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2017, the Adviser voluntarily agreed to waive such fees amounting to $29,191.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,985 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $24 from the sale of Class A shares and received $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended April 30, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver

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amounted to $3,380. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$ 4,595	$18,388	$19,897	$3,086	$7

Brokerage commissions paid on investment transactions for the six months ended April 30, 2017 amounted to $5,868, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $678 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 7,203,223	$6,717,864	$5,402,821	$6,302,357

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During the six months ended April 30, 2017, there were no purchases or sales of U.S. Government Securities.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized depreciation on Securities Sold Short		Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$ 825,198	$(583,876)	$241,322	$(73,905	)(a)	$167,417

(a)	Gross unrealized appreciation was $437,897 and gross unrealized depreciation was $(511,802), resulting in net unrealized depreciation of $(73,905).

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability

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of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

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At April 30, 2017, Portfolio had maximum payments for written put options amounted to $657,500. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At April 30, 2017, the maximum payments for written put swaptions amounted to $1,210,000, with net unrealized appreciation/depreciation of $324, and a term of less than one year, as reflected in the portfolio of investments.

During the six months ended April 30, 2017, the Portfolio held purchased options for hedging and non-hedging purposes. During the six months ended April 30, 2017, the Portfolio held written options for hedging and non-hedging purposes.

During the six months ended April 30, 2017, the Portfolio held written swaptions for hedging and non-hedging purposes.

For the six months ended April 30, 2017, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/16	40		$2,526
Options written	777,639		59,423
Options assigned	(318,000)		(12,679)
Options expired	(309,540)		(44,469)
Options bought back	(150,000)		(2,570)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/17	139		$2,231

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NOTES TO FINANCIAL STATEMENTS (continued)

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/16	$	– 0	–	$	– 0	–
Swaptions written		4,420,000			4,668
Swaptions assigned		(1,070,000)			(1,872)
Swaptions expired		(1,070,000)			(375)
Swaptions bought back		(1,070,000)			(1,695)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 4/30/17		$1,210,000			$726

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement

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of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may

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enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net

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amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2017, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $1,171,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of

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the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2017, the Portfolio held total return swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

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During the six months ended April 30, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$14,407	*	Receivable/Payable for variation margin on exchange-traded derivatives	$42,719	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	27,985	*	Receivable/Payable for variation margin on exchange-traded derivatives	64,281	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	18,075	*	Receivable/Payable for variation margin on exchange-traded derivatives	4,057	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	38,270		Unrealized depreciation on forward currency exchange contracts	10,419

Credit contracts	Investments in securities, at value	430

Equity contracts	Investments in securities, at value	8,331

Credit contracts				Swaptions written, at value	402

Equity contracts				Options written, at value	1,297

Credit contracts	Unrealized appreciation on credit default swaps	136,323		Unrealized depreciation on credit default swaps	299,406

Equity contracts	Unrealized appreciation on total return swaps	75,593		Unrealized depreciation on total return swaps	21,306

Total		$319,414			$443,887

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$138,437	$(105,588)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(273)	8,566

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	(13,133)	38,692

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,477)	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(12,478)	(4,039)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(74,467)	(8,093)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	1,593	324

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$321	$	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	39,749		320

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,328)		3,136

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(246,678)		(87,601)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	152,793		46,192

Total		$(17,941)		$(108,091)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2017:

Futures:
Average original value of buy contracts	$1,459,899
Average original value of sale contracts	$5,033,238
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,200,108
Average principal amount of sale contracts	$2,670,850
Purchased Options:
Average monthly cost	$31,997
Centrally Cleared Interest Rate Swaps:
Average notional amount	$250,000
Credit Default Swaps:
Average notional amount of buy contracts	$10,371,008
Average notional amount of sale contracts	$3,117,210

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Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$4,734,793
Average notional amount of sale contracts	$1,800,745
Total Return Swaps:
Average notional amount	$5,365,429

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.*	$12,861	$(1,762)	$	– 0	–	$	– 0	–		$11,099

Total	$12,861	$(1,762)	$	– 0	–	$	– 0	–		$11,099

OTC Derivatives:
Barclays Bank PLC	$22,004	$(22,004)	$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	37,922	(37,922)		– 0	–		– 0	–		– 0	–
Credit Suisse International	25,961	(25,961)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	3,156	(3,156)		– 0	–		– 0	–		– 0	–
Goldman Sachs International	79,455	(79,455)		– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	42,238	(10,258)		– 0	–		– 0	–		31,980
Morgan Stanley Capital Services LLC	30,049	(25,822)		– 0	–		– 0	–		4,227
State Street Bank & Trust Co.	31,514	(3,343)		– 0	–		– 0	–		28,171

Total	$272,299	$(207,921)	$	– 0	–	$	– 0	–		$64,378	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co. LLC/Morgan Stanley & Co., Inc.*	$1,762		$(1,762)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$1,762		$(1,762)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$64,873	$	– 0 –	$	– 0	–	$	– 0	–		$64,873
Barclays Bank PLC	48,641		(22,004)		– 0	–		– 0	–		26,637
Citibank, NA	158,528		(37,922)		– 0	–		(69,926)			50,680
Credit Suisse International	47,041		(25,961)		– 0	–		– 0	–		21,080
Deutsche Bank AG	31,036		(3,156)		– 0	–		– 0	–		27,880
Goldman Sachs International	108,396		(79,455)		– 0	–		– 0	–		28,941
JPMorgan Chase Bank, NA	10,258		(10,258)		– 0	–		– 0	–		– 0	–
Morgan Stanley Capital Services LLC	25,822		(25,822)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	3,343		(3,343)		– 0	–		– 0	–		– 0	–

Total	$497,938		$(207,921)	$	– 0	–		$(69,926)			$220,091	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Short Sales

The Portfolio may sell securities short. A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at their market price at the time of settlement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Portfolio is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Portfolio. Short sales by the Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class A
Shares sold	2,984	6,854	$30,438	$67,378

Shares issued in reinvestment of distributions	191	66	1,959	644

Shares redeemed	(3,319)	(7,812)	(33,853)	(76,892)

Net decrease	(144)	(892)	$(1,456)	$(8,870)

Class C
Shares sold	2,597	6,709	$25,750	$65,523

Shares issued in reinvestment of distributions	170	40	1,713	385

Shares redeemed	(3)	(1,312)	(25)	(12,650)

Net increase	2,764	5,437	$27,438	$53,258

Advisor Class
Shares sold	37,576	4,752	$385,153	$47,706

Shares issued in reinvestment of distributions	703	540	7,221	5,253

Shares redeemed	(8,992)	(73,073)	(92,004)	(729,627)

Net increase (decrease)	29,287	(67,781)	$300,370	$(676,668)

At April 30, 2017, the Adviser owned 94% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Short Sale Risk—Short sales involve the risk that the Portfolio will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Portfolio’s investment in the security, because the price of the security cannot fall below zero. The Portfolio may not always be able to close out a short position on favorable terms.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Non-Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over

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NOTES TO FINANCIAL STATEMENTS (continued)

recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enter into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$90,082	$202,872

Total distributions paid	$90,082	$202,872

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$240,793
Unrealized appreciation/(depreciation)	240,738	(a)

Total accumulated earnings/(deficit)	$481,531	(b)

(a)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2017, the Portfolio did not have any capital loss carryforwards.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2016	2015

Net asset value, beginning of period	$ 10.12	$ 9.85	$ 10.00	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.12)	(.09)	.09	.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	.40	(.16)	(.03)
Contributions from Affiliates	.00	(d)	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.05	.31	(.07)	.05

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.08)	(.05)
Distributions from net realized gain on investment transactions	(.12)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.04)	(.08)	(.05)

Net asset value, end of period	$ 10.05	$ 10.12	$ 9.85	$ 10.00

Total Return
Total investment return based on net asset value(e)(f)	.45	%*	3.18%	(.65)%	.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$180	$182	$186	$84
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	6.73	%^	6.81%	5.02%	3.56	%^
Expenses, before waivers/reimbursements(g)(h)	9.01	%^	9.07%	7.28%	4.29	%^
Net investment income (loss)(c)	(2.33	)%^	(.91)%	.88%	1.79	%^
Portfolio turnover rate	54%	201%	163%	69%
Portfolio turnover rate (including securities sold short)	43%	182%	147%	102%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2016	2015

Net asset value, beginning of period	$ 9.97	$ 9.77	$ 9.97	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.15)	(.18)	.01	.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.16	.42	(.15)	(.05)
Contributions from Affiliates	.00	(d)	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.01	.24	(.14)	.01

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.06)	(.04)
Distributions from net realized gain on investment transactions	(.12)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.04)	(.06)	(.04)

Net asset value, end of period	$ 9.86	$ 9.97	$ 9.77	$ 9.97

Total Return
Total investment return based on net asset value(e)(f)	.05	%*	2.49%	(1.45)%	.21%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$181	$156	$100	$44
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	7.48	%^	7.61%	5.78%	4.18	%^
Expenses, before waivers/reimbursements(g)(h)	9.79	%^	9.87%	8.08%	6.31	%^
Net investment income (loss)(c)	(3.08	)%^	(1.88)%	.10%	1.21	%^
Portfolio turnover rate	54%	201%	163%	69%
Portfolio turnover rate (including securities sold short)	43%	182%	147%	102%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,	May 7, 2014(a) to October 31, 2014
2016	2015

Net asset value, beginning of period	$ 10.17	$ 9.87	$ 10.01	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.11)	(.06)	.12	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.17	.40	(.17)	(.04)
Contributions from Affiliates	.00	(d)	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.06	.34	(.05)	.06

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.09)	(.05)
Distributions from net realized gain on investment transactions	(.12)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.12)	(.04)	(.09)	(.05)

Net asset value, end of period	$ 10.11	$ 10.17	$ 9.87	$ 10.01

Total Return
Total investment return based on net asset value(e)(f)	.54	%*	3.48%	(.45)%	.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,082	$20,903	$20,967	$20,892
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	6.49	%^	6.55%	4.67%	2.79	%^
Expenses, before waivers/reimbursements(g)(h)	8.77	%^	8.80%	6.91%	5.37	%^
Net investment income (loss)(c)	(2.09	)%^	(.63)%	1.20%	2.01	%^
Portfolio turnover rate	54%	201%	163%	69%
Portfolio turnover rate (including securities sold short)	43%	182%	147%	102%

See footnote summary on page 77.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(g)	The expense ratios presented below exclude expenses on securities sold short:

	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,		May 7, 2014(a) to October 31, 2014
			2016	2015
Class A
Net of waivers/reimbursements	1.25	%^	1.34%	1.35%	1.35	%^
Before waivers/reimbursements	3.53	%^	3.59%	3.61%	2.08	%^
Class C
Net of waivers/reimbursements	1.99	%^	2.09%	2.10%	2.10	%^
Before waivers/reimbursements	4.30	%^	4.35%	4.40%	4.24	%^
Advisor Class
Net of waivers/reimbursements	1.00	%^	1.09%	1.10%	1.10	%^
Before waivers/reimbursements	3.28	%^	3.34%	3.34%	3.68	%^

(h)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2017 and year ended October 31, 2016, such waiver amounted to 0.03% and 0.01%, respectively, annualized for the Portfolio.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio’s performance for the six months ended April 30, 2017 by 0.02%.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer

Gershon M. Distenfeld(2), Vice President

Sherif M. Hamid(2), Vice President

Ivan Rudolph-Shabinsky(2), Vice President

Robert Schwartz(2), Vice President

Ashish C. Shah(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by the Credit Long/Short Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy, Schwartz and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB Credit Long/Short Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and

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distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual advisory fee rate (reflecting a reduction in the advisory fee rate effective January 1, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences

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between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective January 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund, while reflecting a reduction in the advisory fee rate, does not contain

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breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CREDIT LONG/SHORT PORTFOLIO | 83

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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AB CREDIT LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CLS-0152-0417

APR    04.30.17

SEMI-ANNUAL REPORT

AB HIGH YIELD PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB High Yield Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB HIGH YIELD PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 15, 2017

This report provides management’s discussion of fund performance for AB High Yield Portfolio for the semi-annual reporting period ended April 30, 2017.

The Fund’s investment objective is to seek to maximize total return consistent with prudent investment management.

The performance information discussed herein reflects in part the historical performance of the High Yield Portfolio, a series of The AB Pooling Portfolios (the “Accounting Survivor”), and is based on the net asset value (“NAV”) per share of the Accounting Survivor prior to the reorganization of the Accounting Survivor into the Fund at the close of business July 26, 2016 (the “Reorganization”) and the Fund thereafter. Upon completion of the Reorganization, Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares of the Fund assumed the performance, financial and other historical information of the Accounting Survivor, and the Fund adopted the fiscal year end of the Accounting Survivor, August 31. The Fund subsequently changed its fiscal year end to October 31. Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of the Class A, Class C, Advisor Class, Class R, Class K and Class I shares. The Accounting Survivor and the Fund have substantially similar investment objectives and strategies. Disclosure differences between the investment objectives and strategies for the Accounting Survivor and the Fund have not resulted in substantial differences in the actual management of the Funds, and the Reorganization is not expected to result in substantial changes in the actual management of the Fund. The portfolio managers of the Accounting Survivor are members of the portfolio management team of the Fund. The Fund has higher expenses than the Accounting Survivor (including a management fee, transfer agency and shareholder servicing fees). The Accounting Survivor’s performance would have been lower than that shown had it operated at the Fund’s current expense levels.

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NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB HIGH YIELD PORTFOLIO[1]
Class A Shares	4.96%	11.28%
Class C Shares	4.59%	10.47%
Advisor Class Shares[2]	5.10%	11.56%
Class R Shares[2]	4.85%	11.03%
Class K Shares[2]	4.98%	11.30%
Class I Shares[2]	5.10%	11.57%
Class Z Shares[2]	5.11%	11.46%
Bloomberg Barclays US Corporate HY 2% Issuer Capped Index	5.30%	13.29%

1	Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of Class A, Class C, Advisor Class, Class R, Class K and Class I shares. Includes the impact of proceeds received and credited to the Fund resulting from class-action settlements, which enhanced the performance of the Fund for the six- and 12-month periods ended April 30, 2017, by 0.06% and 0.06%, respectively.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The preceding table shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Corporate High Yield (“HY”) 2% Issuer Capped Index, for the six- and 12-month periods ended April 30, 2017.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. During the six-month period, industry allocation detracted from performance, relative to the benchmark, as losses from an underweight in energy and an exposure to Treasuries more than offset gains from an underweight position in retailers. Security selection contributed primarily within the energy, media, consumer cyclicals and financials sectors. Selections in transportation services, consumer non-cyclicals and real estate investment trusts detracted. Currency selection modestly contributed, while yield-curve positioning had an immaterial impact on performance.

During the 12-month period, industry allocation detracted from relative performance, mainly because of an underweight in the energy sector, which rallied over the period on the back of rising oil prices. An underweight in basics, overweight in banking and exposure to Treasuries also detracted. The Fund’s underweight in the retail sector contributed to returns. Security selection also weighed on performance, primarily because of selection in consumer non-cyclicals and transportation services. Security selections within the media and energy sectors were positive. Yield-curve positioning

abfunds.com	AB HIGH YIELD PORTFOLIO | 3

contributed due to underweights along the short and intermediate parts of the curve, as yields rose through the period. Currency selection also modestly contributed.

During both periods, the Fund utilized derivatives in the form of futures to hedge duration risk. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Currency options, both written and purchased, were used to hedge foreign currency exposure. Credit default swaps, both single name and index, were used to take active exposure as well as to hedge investment grade and high-yield credit risk taken through cash bonds. Interest rate swaps were used to manage and hedge duration risk. Total return swaps were used to create synthetic high-yield exposure. Written swaptions were used to manage and/or take active yield-curve positioning.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets rallied over the 12-month period, but were volatile in the latter half of the period. Political events had a significant impact on bond markets during both periods. In the US, Donald Trump’s presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets, though uncertainty regarding the specific details remained high. UK Prime Minister Theresa May surprised investors when she called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The benign first-round outcome of the French presidential elections quelled some geopolitical uncertainty and renewed appetite for risk assets. Markets, especially in Europe, rallied on the news. The 10-year US Treasury yield rose almost half a percent to end higher at 2.28%. The 10-year German bund yield also rose through both periods, though only modestly in the latter, ending at 0.32%.

European central banks generally maintained an easing bias through the 12-month period, while the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008. Accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Yields in developed markets had varying performance in both periods, generally rising in the US, Japan and Canada, and moving in different directions elsewhere, though longer maturities broadly rose. Developed-market treasuries, investment-grade credit securities and emerging-market local-currency government bonds rebounded over the 12-month period, but experienced volatility in the latter half. Global high yield rallied in both periods, during which sector performance was almost uniformly positive; energy and basics were the best performers in each period, benefiting from oil price increases. Consumer-related sectors generally lagged the rising markets, with pharmaceuticals one of the few sectors to fall in both periods.

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INVESTMENT POLICIES

At least 80% of the Fund’s net assets will, under normal circumstances, be invested in fixed-income securities rated Ba1 or lower by Moody’s Investors Service or BB+ or lower by S&P Global Ratings or Fitch Ratings (commonly known as “junk bonds”), unrated securities considered by the Adviser to be of comparable quality, and related derivatives. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may also invest in equity securities.

In selecting securities for purchase or sale by the Fund, the Adviser attempts to take advantage of inefficiencies that it believes exist in the global debt markets. These inefficiencies arise from investor behavior, market complexity, and the investment limitations to which investors are subject. The Adviser combines quantitative analysis with fundamental credit and economic research in seeking to exploit these inefficiencies.

The Fund will most often invest in securities of US issuers, but may also purchase fixed-income securities of foreign issuers, including securities denominated in foreign currencies. Fluctuations in currency exchange rates can have a dramatic impact on the returns of fixed-income securities denominated in foreign currencies. The Adviser may or may not hedge any foreign currency exposure through the use of currency-related derivatives.

The Fund expects to use derivatives, such as options, futures contracts, forwards and swaps, to a significant extent. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may, for example, use credit default and interest rate swaps to gain exposure to the fixed-income markets or particular fixed-income securities and, as noted above, may use currency-related derivatives. The Adviser may use derivatives to effectively leverage the Fund by creating aggregate market exposure substantially in excess of the Fund’s net assets.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Corporate HY 2% Issuer Capped Index is the 2% Issuer Capped component of the US Corporate High Yield Index. The Bloomberg Barclays US Corporate HY Index represents the performance of fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million and at least one year to maturity. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond or stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater if the Fund invests a significant portion of its assets in fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

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DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns[1] (reflects applicable sales charges)	SEC Yields[2]
CLASS A SHARES			2.92%
1 Year	11.28%	6.59%
5 Years	6.93%	6.00%
10 Years	7.64%	7.17%
CLASS C SHARES			2.32%
1 Year	10.47%	9.47%
5 Years	6.13%	6.13%
10 Years	6.84%	6.84%
ADVISOR CLASS SHARES[3]			3.32%
1 Year	11.56%	11.56%
5 Years	7.20%	7.20%
10 Years	7.90%	7.90%
CLASS R SHARES[3]			2.83%
1 Year	11.03%	11.03%
5 Years	6.66%	6.66%
10 Years	7.37%	7.37%
CLASS K SHARES[3]			3.10%
1 Year	11.30%	11.30%
5 Years	6.93%	6.93%
10 Years	7.64%	7.64%
CLASS I SHARES[3]			3.39%
1 Year	11.57%	11.57%
5 Years	7.20%	7.20%
10 Years	7.91%	7.91%
CLASS Z SHARES[3]			3.65%
1 Year	11.46%	11.46%
5 Years	7.17%	7.17%
10 Years	7.89%	7.89%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 2.13%, 2.96%, 1.88%, 1.97%, 1.52%, 1.24% and 1.24% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.95%, 1.70%, 0.70%, 1.20%, 0.95%, 0.70% and 0.70% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by

abfunds.com	AB HIGH YIELD PORTFOLIO | 9

(footnotes continued on next page)

HISTORICAL PERFORMANCE (continued)

the Adviser for additional one-year terms. Any fees waived and expenses borne by the

Adviser prior to July 15, 2015 may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

2	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2017.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB HIGH YIELD PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns[1] (reflects applicable sales charges)
CLASS A SHARES
1 Year	9.80%
5 Years	6.11%
10 Years	7.23%
CLASS C SHARES
1 Year	12.94%
5 Years	6.26%
10 Years	6.91%
ADVISOR CLASS SHARES[2]
1 Year	15.07%
5 Years	7.32%
10 Years	7.98%
CLASS R SHARES[2]
1 Year	14.40%
5 Years	6.77%
10 Years	7.43%
CLASS K SHARES[2]
1 Year	14.80%
5 Years	7.05%
10 Years	7.71%
CLASS I SHARES[2]
1 Year	15.08%
5 Years	7.32%
10 Years	7.98%
CLASS Z SHARES[2]
1 Year	14.96%
5 Years	7.30%
10 Years	7.97%

1	Performance information of Class A, Class C, Advisor Class, Class R, Class K and Class I shares for periods prior to the Reorganization is the performance of the Fund’s Class Z shares, which is based on the Accounting Survivor’s performance, and is adjusted to reflect the respective expense ratios of Class A, Class C, Advisor Class, Class R, Class K and Class I shares.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB HIGH YIELD PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,049.60	$4.88	0.96%	$4.93	0.97%
Hypothetical**	$1,000	$1,020.03	$4.81	0.96%	$4.86	0.97%
Class C
Actual	$1,000	$1,045.90	$8.73	1.72%	$8.78	1.73%
Hypothetical**	$1,000	$1,016.27	$8.60	1.72%	$8.65	1.73%
Advisor Class
Actual	$1,000	$1,051.00	$3.66	0.72%	$3.71	0.73%
Hypothetical**	$1,000	$1,021.22	$3.61	0.72%	$3.66	0.73%

12 | AB HIGH YIELD PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class R
Actual	$1,000	$1,048.50	$6.20	1.22%	$6.20	1.22%
Hypothetical**	$1,000	$1,018.74	$6.11	1.22%	$6.11	1.22%
Class K
Actual	$1,000	$1,049.80	$5.03	0.99%	$5.03	0.99%
Hypothetical**	$1,000	$1,019.89	$4.96	0.99%	$4.96	0.99%
Class I
Actual	$1,000	$1,051.00	$3.71	0.73%	$3.76	0.74%
Hypothetical**	$1,000	$1,021.17	$3.66	0.73%	$3.71	0.74%
Class Z
Actual	$1,000	$1,051.10	$3.71	0.73%	$3.76	0.74%
Hypothetical**	$1,000	$1,021.17	$3.66	0.73%	$3.71	0.74%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB HIGH YIELD PORTFOLIO | 13

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $26.1

1	All data are as of April 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.1% or less in the following types: Emerging Markets–Sovereigns, Investment Companies, Options Purchased–Calls, Options Purchased–Puts and Warrants.

14 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 65.2%
Industrial – 55.3%
Basic – 4.8%
AK Steel Corp. 7.625%, 10/01/21	U.S.$	13	$13,368
Aleris International, Inc. 7.875%, 11/01/20		17	17,329
Anglo American Capital PLC 3.25%, 4/03/23(a)	EUR	23	27,580
3.75%, 4/10/22(a)	U.S.$	64	64,743
ArcelorMittal 6.125%, 6/01/18-6/01/25		42	43,822
7.50%, 3/01/41		41	45,873
7.75%, 10/15/39		82	94,028
Axalta Coating Systems LLC 4.875%, 8/15/24(a)		44	45,270
CF Industries, Inc. 3.45%, 6/01/23		33	30,998
5.375%, 3/15/44		22	18,975
ERP Iron Ore, LLC 9.03%, 12/31/19(b)(c)(d)		11	10,778
First Quantum Minerals Ltd. 7.00%, 2/15/21(a)		13	13,861
7.25%, 4/01/23(a)		58	59,240
Freeport-McMoRan, Inc. 2.375%, 3/15/18		30	30,209
3.875%, 3/15/23		76	70,946
4.55%, 11/14/24		28	26,070
5.40%, 11/14/34		15	13,231
5.45%, 3/15/43		50	42,943
6.75%, 2/01/22(a)		32	33,852
Grinding Media, Inc./MC Grinding Media Canada, Inc. 7.375%, 12/15/23(a)		25	27,010
INEOS Group Holdings SA 5.375%, 8/01/24(a)	EUR	41	47,900
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(a)	U.S.$	14	15,454
Lecta SA 6.50%, 8/01/23(a)	EUR	35	39,715
Lundin Mining Corp. 7.875%, 11/01/22(a)	U.S.$	10	11,196
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(e)(f)(g)		60	6

abfunds.com	AB HIGH YIELD PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Momentive Performance Materials, Inc. 3.88%, 10/24/21	U.S.$	47	$46,685
8.875%, 10/15/20(c)(g)(h)		47	– 0	–
Novelis Corp. 5.875%, 9/30/26(a)		23	23,334
6.25%, 8/15/24(a)		39	41,066
Pactiv LLC 7.95%, 12/15/25		41	45,383
Peabody Energy Corp. 6.00%, 11/15/18(g)		93	– 0	–
6.00%, 3/31/22(a)		5	5,346
Sealed Air Corp. 6.875%, 7/15/33(a)		70	76,020
SPCM SA 4.875%, 9/15/25(a)		58	58,987
Steel Dynamics, Inc. 5.125%, 10/01/21		4	4,515
Teck Resources Ltd. 5.20%, 3/01/42		36	34,583
5.40%, 2/01/43		32	31,318
6.25%, 7/15/41		6	6,804
8.50%, 6/01/24(a)		4	4,727
United States Steel Corp. 8.375%, 7/01/21(a)		21	23,097
Valvoline, Inc. 5.50%, 7/15/24(a)		7	7,422
W.R. Grace & Co.-Conn 5.625%, 10/01/24(a)		9	9,975

			1,263,659

Capital Goods – 3.4%
Apex Tool Group LLC 7.00%, 2/01/21(a)		34	31,907
ARD Finance SA 6.625% (6.62% Cash or 7.375% PIK), 9/15/23(a)(d)	EUR	57	63,928
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.25%, 9/15/22(a)	U.S.$	79	79,905
4.625%, 5/15/23(a)		17	17,916
7.25%, 5/15/24(a)		3	3,152
B456 Systems, Inc. 3.75%, 4/15/16(b)(g)(i)		21	1,241
Ball Corp. 4.375%, 12/15/20		36	38,039
5.00%, 3/15/22		59	62,499

16 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Bombardier, Inc. 7.50%, 3/15/25(a)	U.S.$	91	$94,640
8.75%, 12/01/21(a)		13	14,582
BWAY Holding Co. 5.50%, 4/15/24(a)		64	65,102
Clean Harbors, Inc. 5.125%, 6/01/21		50	50,710
5.25%, 8/01/20		5	5,344
CNH Industrial Capital LLC 3.375%, 7/15/19		26	25,984
3.625%, 4/15/18		17	17,733
3.875%, 7/16/18		29	29,432
4.375%, 4/05/22		38	38,959
Energizer Holdings, Inc. 5.50%, 6/15/25(a)		13	13,033
EnPro Industries, Inc. 5.875%, 9/15/22		25	26,297
Gates Global LLC/Gates Global Co. 6.00%, 7/15/22(a)		18	17,898
GFL Environmental, Inc. 7.875%, 4/01/20(a)		7	7,258
9.875%, 2/01/21(a)		28	30,550
Jefferson Smurfit Corp./US 8.25%, 10/01/12(b)(c)		48	– 0	–
KLX, Inc. 5.875%, 12/01/22(a)		25	26,000
Owens-Brockway Glass Container, Inc. 5.00%, 1/15/22(a)		20	20,126
Smurfit-Stone Container Enterprises, Inc. 8.00%, 3/15/17(b)(c)		50	– 0	–
TA MFG. Ltd. 3.625%, 4/15/23(a)	EUR	29	32,540
TransDigm, Inc. 6.375%, 6/15/26	U.S.$	73	73,395

			888,170

Communications - Media – 8.8%
Altice Financing SA 6.625%, 2/15/23(a)		67	70,618
7.50%, 5/15/26(a)		58	62,947
Altice Luxembourg SA 7.25%, 5/15/22(a)	EUR	24	27,184
Altice US Finance I Corp. 5.50%, 5/15/26(a)	U.S.$	58	60,496
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 2/15/23		52	53,531
5.125%, 5/01/27(a)		40	41,013

abfunds.com	AB HIGH YIELD PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

5.25%, 9/30/22	U.S.$	6	$6,339
5.375%, 5/01/25(a)		12	12,760
5.75%, 1/15/24		1	920
5.875%, 5/01/27(a)		20	21,004
Clear Channel Worldwide Holdings, Inc. Series A 6.50%, 11/15/22		41	41,375
Series B 6.50%, 11/15/22		50	51,949
CSC Holdings LLC 5.25%, 6/01/24		34	33,937
6.625%, 10/15/25(a)		3	2,867
7.625%, 7/15/18		50	53,107
10.125%, 1/15/23(a)		97	112,545
DISH DBS Corp. 4.625%, 7/15/17		38	38,079
5.00%, 3/15/23		12	11,686
5.125%, 5/01/20		12	12,478
5.875%, 11/15/24		160	167,742
6.75%, 6/01/21		20	21,889
7.75%, 7/01/26		7	8,188
7.875%, 9/01/19		18	20,050
iHeartCommunications, Inc. 6.875%, 6/15/18		50	33,924
9.00%, 12/15/19-9/15/22		87	69,102
11.25%, 3/01/21(a)		10	7,872
Lamar Media Corp. 5.875%, 2/01/22		6	6,049
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance 7.875%, 5/15/24(a)		40	38,828
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, 4/01/23		47	49,355
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.00%, 8/01/18(a)		7	7,339
Netflix, Inc. 4.375%, 11/15/26(a)		34	33,385
Radio One, Inc. 7.375%, 4/15/22(a)		37	38,272
9.25%, 2/15/20(a)		47	46,319
RR Donnelley & Sons Co. 7.875%, 3/15/21		29	30,941
SFR Group SA 6.00%, 5/15/22(a)		68	70,777
7.375%, 5/01/26(a)		185	194,764

18 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sinclair Television Group, Inc. 6.125%, 10/01/22	U.S.$	17	$17,647
Sirius XM Radio, Inc. 6.00%, 7/15/24(a)		125	133,536
TEGNA, Inc. 4.875%, 9/15/21(a)		45	46,863
5.125%, 7/15/20		25	26,140
5.50%, 9/15/24(a)		5	5,085
Time, Inc. 5.75%, 4/15/22(a)		51	51,915
Townsquare Media, Inc. 6.50%, 4/01/23(a)		7	6,776
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.50%, 1/15/23(a)		31	32,470
Univision Communications, Inc. 5.125%, 2/15/25(a)		96	94,998
Videotron Ltd. 5.00%, 7/15/22		19	19,767
Virgin Media Finance PLC 4.875%, 2/15/22		2	2,092
Virgin Media Secured Finance PLC 4.875%, 1/15/27(a)	GBP	68	90,016
Wave Holdco LLC/Wave Holdco Corp. 8.25% (8.25% Cash or 9.00 % PIK), 7/15/19(a)(d)	U.S.$	13	13,110
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 9/01/20(a)		3	3,004
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.25%, 7/15/19		50	52,131
Ziggo Bond Finance BV 5.875%, 1/15/25(a)		18	18,566
Ziggo Secured Finance BV 5.50%, 1/15/27(a)		110	112,834

			2,286,581

Communications - Telecommunications – 7.9%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	22	30,533
CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	29	31,787
Series T 5.80%, 3/15/22		50	52,757

abfunds.com	AB HIGH YIELD PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series U 7.65%, 3/15/42	U.S.$	16	$14,966
Series W 6.75%, 12/01/23		34	36,168
Cincinnati Bell, Inc. 7.00%, 7/15/24(a)		25	26,761
Embarq Corp. 7.995%, 6/01/36		58	58,747
Frontier Communications Corp. 6.875%, 1/15/25		18	14,807
7.125%, 3/15/19-1/15/23		75	71,530
7.625%, 4/15/24		55	47,652
7.875%, 1/15/27		13	10,360
8.125%, 10/01/18		4	4,647
8.75%, 4/15/22		26	25,335
8.875%, 9/15/20		30	31,686
9.00%, 8/15/31		31	26,159
10.50%, 9/15/22		57	56,835
11.00%, 9/15/25		66	63,538
Hughes Satellite Systems Corp. 6.50%, 6/15/19		29	31,481
7.625%, 6/15/21		19	21,674
Intelsat Jackson Holdings SA 5.50%, 8/01/23		110	94,039
7.25%, 4/01/19-10/15/20		23	21,875
7.50%, 4/01/21		13	11,992
8.00%, 2/15/24(a)		10	10,974
9.50%, 9/30/22(a)		44	52,010
Intelsat Luxembourg SA 7.75%, 6/01/21		17	9,592
Level 3 Communications, Inc. 5.75%, 12/01/22		8	7,887
Level 3 Financing, Inc. 5.25%, 3/15/26		68	69,525
Sable International Finance Ltd. 6.875%, 8/01/22(a)		42	45,067
SoftBank Group Corp. 4.50%, 4/15/20(a)		75	77,723
Sprint Capital Corp. 8.75%, 3/15/32		67	82,025
Sprint Communications, Inc. 7.00%, 3/01/20(a)		61	66,884
9.00%, 11/15/18(a)		132	144,655
Sprint Corp. 7.125%, 6/15/24		6	6,345
7.25%, 9/15/21		49	53,535

20 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

7.625%, 2/15/25	U.S.$	96	$106,600
7.875%, 9/15/23		25	27,777
T-Mobile USA, Inc. 6.50%, 1/15/24-1/15/26		62	67,834
Telecom Italia Capital SA 6.375%, 11/15/33		56	58,248
7.20%, 7/18/36		33	36,003
7.721%, 6/04/38		28	31,930
Uniti Group, Inc./CSL Capital LLC 8.25%, 10/15/23		60	63,788
Wind Acquisition Finance SA 4.75%, 7/15/20(a)		52	53,291
6.50%, 4/30/20(a)		32	33,156
Windstream Services LLC 6.375%, 8/01/23		70	61,687
7.50%, 4/01/23		35	32,996
7.75%, 10/01/21		29	29,140
Zayo Group LLC/Zayo Capital, Inc. 5.75%, 1/15/27(a)		38	40,222

			2,054,223

Consumer Cyclical - Automotive – 1.2%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		58	58,371
BCD Acquisition, Inc. 9.625%, 9/15/23(a)		37	40,166
Commercial Vehicle Group, Inc. 7.875%, 4/15/19		54	54,252
Dana Financing Luxembourg SARL 6.50%, 6/01/26(a)		25	25,904
Dana, Inc. 5.375%, 9/15/21		12	12,425
Exide Technologies 7.00%, 4/30/25(c)(d)(e)(i)		4	1,744
Series AI 7.00%, 4/30/25(b)(d)(i)		84	41,792
11.00% (11.00% Cash or 7.00% PIK), 4/30/20(d)(h)		31	24,179
IHO Verwaltungs GmbH 4.125% (4.125% Cash or 4.875% PIK), 9/15/21(a)(d)		58	59,104

			317,937

Consumer Cyclical - Entertainment – 0.2%
AMC Entertainment Holdings, Inc. 5.75%, 6/15/25		13	12,921

abfunds.com	AB HIGH YIELD PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ClubCorp Club Operations, Inc. 8.25%, 12/15/23(a)	U.S.$	12	$13,055
National CineMedia LLC 5.75%, 8/15/26		14	13,956

			39,932

Consumer Cyclical - Other – 4.9%
Beazer Homes USA, Inc. 5.75%, 6/15/19		15	15,286
6.75%, 3/15/25(a)		26	26,690
8.75%, 3/15/22		10	10,681
Caesars Entertainment Operating Co., Inc. 10.00%, 12/15/18(f)(g)		63	54,776
Caesars Entertainment Resort Properties LLC/Caesars Entertainment Resort Prope 8.00%, 10/01/20		33	34,050
CalAtlantic Group, Inc. 5.875%, 11/15/24		32	34,767
6.25%, 12/15/21		23	25,255
8.375%, 5/15/18		62	65,656
Diamond Resorts International, Inc. 7.75%, 9/01/23(a)		25	26,268
Eagle II Acquisition Co. LLC 6.00%, 4/01/25(a)		16	16,869
GLP Capital LP/GLP Financing II, Inc. 4.375%, 4/15/21		6	6,092
4.875%, 11/01/20		8	8,068
5.375%, 11/01/23-4/15/26		15	15,512
International Game Technology 7.50%, 6/15/19		21	22,647
International Game Technology PLC 6.25%, 2/15/22(a)		46	50,283
Isle of Capri Casinos, Inc. 5.875%, 3/15/21		2	2,405
K. Hovnanian Enterprises, Inc. 5.00%, 11/01/21		43	32,333
7.25%, 10/15/20(a)		13	12,151
KB Home 4.75%, 5/15/19		57	59,266
7.00%, 12/15/21		22	24,694
7.50%, 9/15/22		10	11,547
8.00%, 3/15/20		6	6,560
Lennar Corp. 4.125%, 12/01/18		29	29,851
4.50%, 11/15/19		61	63,146
4.75%, 11/15/22		8	8,483

22 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MDC Holdings, Inc. 5.50%, 1/15/24	U.S.$	6	$6,034
5.625%, 2/01/20		23	24,976
6.00%, 1/15/43		36	32,397
Meritage Homes Corp. 6.00%, 6/01/25		21	22,655
7.00%, 4/01/22		4	4,956
MGM Resorts International 8.625%, 2/01/19		45	49,931
Pinnacle Entertainment, Inc. 5.625%, 5/01/24(a)		13	12,899
PulteGroup, Inc. 5.00%, 1/15/27		9	8,853
6.00%, 2/15/35		53	53,031
7.875%, 6/15/32		10	11,938
RSI Home Products, Inc. 6.50%, 3/15/23(a)		88	91,396
Scientific Games International, Inc. 7.00% SGMS, 1/01/22(a)		25	26,760
Shea Homes LP/Shea Homes Funding Corp. 5.875%, 4/01/23(a)		7	7,377
6.125%, 4/01/25(a)		60	60,930
Standard Industries, Inc./NJ 5.125%, 2/15/21(a)		21	21,594
6.00%, 10/15/25(a)		31	32,420
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(a)		13	13,059
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625%, 3/01/24(a)		17	18,400
Toll Brothers Finance Corp. 4.00%, 12/31/18		15	15,250
4.875%, 3/15/27		11	11,229
5.875%, 2/15/22		35	38,874
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22		36	37,537

			1,265,832

Consumer Cyclical - Restaurants – 0.1%
Pizzaexpress Financing 1 PLC 8.625%, 8/01/22(a)	GBP	1	1,138
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(a)		29	37,931

			39,069

abfunds.com	AB HIGH YIELD PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 1.2%
CST Brands, Inc. 5.00%, 5/01/23	U.S.$	8	$8,465
Group 1 Automotive, Inc. 5.00%, 6/01/22		66	66,980
Hanesbrands, Inc. 4.875%, 5/15/26(a)		21	20,940
JC Penney Corp., Inc. 6.375%, 10/15/36		15	11,564
L Brands, Inc. 5.625%, 2/15/22		25	26,171
6.875%, 11/01/35		37	36,801
7.00%, 5/01/20		44	48,414
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(a)		24	14,170
Penske Automotive Group, Inc. 5.50%, 5/15/26		26	25,426
PetSmart, Inc. 7.125%, 3/15/23(a)		6	5,321
Rite Aid Corp. 6.125%, 4/01/23(a)		18	17,909
Sonic Automotive, Inc. 5.00%, 5/15/23		4	4,191
6.125%, 3/15/27(a)		20	19,614

			305,966

Consumer Non-Cyclical – 8.7%
Air Medical Group Holdings, Inc. 6.375%, 5/15/23(a)		57	55,876
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC 5.75%, 3/15/25(a)		24	23,760
6.625%, 6/15/24(a)		25	25,599
Alere, Inc. 6.375%, 7/01/23(a)		8	8,563
BI-LO LLC/BI-LO Finance Corp. 8.625% (8.625% Cash or 9.375% PIK), 9/15/18(a)(d)		39	20,155
9.25%, 2/15/19(a)		65	57,233
Boparan Finance PLC 5.50%, 7/15/21(a)	GBP	7	9,458
Catalent Pharma Solutions, Inc. 4.75%, 12/15/24(a)	EUR	44	50,982
CHS/Community Health Systems, Inc. 6.875%, 2/01/22	U.S.$	172	141,998
8.00%, 11/15/19		10	9,372

24 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Concordia International Corp. 7.00%, 4/15/23(a)	U.S.$	5	$839
9.50%, 10/21/22(a)		60	11,574
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23(a)		72	63,106
6.00%, 2/01/25(a)		18	15,553
Endo Finance LLC 5.75%, 1/15/22(a)		47	43,892
Endo Finance LLC/Endo Finco, Inc. 7.25%, 1/15/22(a)		7	7,174
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		96	94,321
HCA, Inc. 3.75%, 3/15/19		100	101,808
4.25%, 10/15/19		185	192,472
4.50%, 2/15/27		14	13,839
5.25%, 6/15/26		24	26,198
6.50%, 2/15/20		152	166,924
Hill-Rom Holdings, Inc. 5.75%, 9/01/23(a)		7	7,632
Horizon Pharma, Inc./Horizon Pharma USA, Inc. 8.75%, 11/01/24(a)		53	55,304
Kinetic Concepts, Inc./KCI USA, Inc. 7.875%, 2/15/21(a)		49	51,883
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)		7	6,915
LifePoint Health, Inc. 5.375%, 5/01/24(a)		9	8,815
Mallinckrodt International Finance SA 3.50%, 4/15/18		29	28,683
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(a)		24	22,330
5.625%, 10/15/23(a)		32	30,221
5.75%, 8/01/22(a)		34	33,666
MEDNAX, Inc. 5.25%, 12/01/23(a)		10	10,194
MPH Acquisition Holdings LLC 7.125%, 6/01/24(a)		34	36,600
Nature’s Bounty Co. (The) 7.625%, 5/15/21(a)		24	26,022
Post Holdings, Inc. 5.00%, 8/15/26(a)		33	32,798
5.50%, 3/01/25(a)		2	2,433
6.00%, 12/15/22(a)		6	5,904
7.75%, 3/15/24(a)		3	3,235
8.00%, 7/15/25(a)		9	10,263

abfunds.com	AB HIGH YIELD PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Spectrum Brands, Inc. 6.625%, 11/15/22	U.S.$	11	$11,363
Synlab Bondco PLC 6.25%, 7/01/22(a)	EUR	48	56,375
Tenet Healthcare Corp. 4.50%, 4/01/21	U.S.$	20	19,594
5.50%, 3/01/19		34	34,707
6.75%, 6/15/23		18	17,521
6.875%, 11/15/31		99	84,450
7.50%, 1/01/22(a)		6	5,915
8.00%, 8/01/20		106	108,485
8.125%, 4/01/22		34	34,929
Valeant Pharmaceuticals International, Inc. 5.375%, 3/15/20(a)		59	50,880
5.50%, 3/01/23(a)		63	46,234
5.875%, 5/15/23(a)		86	63,797
6.125%, 4/15/25(a)		224	165,907
6.50%, 3/15/22(a)		14	14,015
Vizient, Inc. 10.375%, 3/01/24(a)		9	9,993
Voyage Care Bondco PLC 5.875%, 5/01/23(a)	GBP	32	42,255

			2,280,014

Energy – 6.5%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 7.875%, 12/15/24(a)	U.S.$	23	24,153
Antero Resources Corp. 5.125%, 12/01/22		62	63,030
Berry Petroleum Co. LLC 6.375%, 9/15/22(b)(c)		56	– 0	–
Bill Barrett Corp. 7.625%, 10/01/19		29	29,731
8.75%, 6/15/25(a)		19	18,699
California Resources Corp. 5.50%, 9/15/21		19	13,238
6.00%, 11/15/24		5	3,249
8.00%, 12/15/22(a)		45	34,394
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25(a)		34	35,620
Chesapeake Energy Corp. 4.875%, 4/15/22		20	18,741
6.125%, 2/15/21		2	2,014
6.875%, 11/15/20		1	585
8.00%, 12/15/22-1/15/25(a)		99	98,173

26 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Continental Resources, Inc./OK 3.80%, 6/01/24	U.S.$	31	$29,065
4.50%, 4/15/23		12	11,799
4.90%, 6/01/44		25	21,911
Covey Park Energy LLC/FI 7.50%, 5/15/25(a)		40	40,000
DCP Midstream Operating LP 3.875%, 3/15/23		22	21,235
5.60%, 4/01/44		27	24,982
Denbury Resources, Inc. 4.625%, 7/15/23		16	10,798
5.50%, 5/01/22		20	14,560
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43		68	49,742
Energy Transfer Equity LP 7.50%, 10/15/20		63	70,685
Ensco PLC 4.50%, 10/01/24		7	5,535
5.20%, 3/15/25		47	39,488
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, 6/15/23		8	5,706
7.75%, 9/01/22		27	21,502
8.00%, 2/15/25(a)		24	21,118
9.375%, 5/01/20		8	7,731
Gulfport Energy Corp. 6.375%, 5/15/25(a)		18	17,677
Hilcorp Energy I LP/Hilcorp Finance Co. 5.75%, 10/01/25(a)		66	64,337
Murphy Oil Corp. 6.125%, 12/01/42		21	19,814
6.875%, 8/15/24		4	4,018
Murphy Oil USA, Inc. 5.625%, 5/01/27		2	2,380
Noble Holding International Ltd. 6.20%, 8/01/40		10	6,851
7.70%, 4/01/25(j)		20	17,903
8.70%, 4/01/45		17	14,522
Oasis Petroleum, Inc. 6.875%, 3/15/22		10	10,049
Pacific Drilling SA 5.375%, 6/01/20(a)		41	19,722
Paragon Offshore PLC 6.75%, 7/15/22(a)(f)(g)		20	3,340
7.25%, 8/15/24(a)(f)(g)		85	13,885
PHI, Inc. 5.25%, 3/15/19		84	78,195

abfunds.com	AB HIGH YIELD PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QEP Resources, Inc. 5.25%, 5/01/23	U.S.$	2	$2,004
5.375%, 10/01/22		34	33,246
6.875%, 3/01/21		1	617
Range Resources Corp. 4.875%, 5/15/25		26	24,688
Rowan Cos., Inc. 5.85%, 1/15/44		35	27,355
7.375%, 6/15/25		21	20,769
SandRidge Energy, Inc. 7.50%, 2/15/23(b)(c)(g)		29	– 0	–
8.125%, 10/15/22(b)(c)(g)		47	– 0	–
SM Energy Co. 5.00%, 1/15/24		19	17,816
5.625%, 6/01/25		12	11,140
6.75%, 9/15/26		16	16,125
Southern Star Central Corp. 5.125%, 7/15/22(a)		35	35,360
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25%, 11/15/23		19	18,454
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.875%, 10/01/20		50	51,357
Transocean Phoenix 2 Ltd. 7.75%, 10/15/24(a)		26	27,766
Transocean, Inc. 5.80%, 10/15/22		70	64,807
6.80%, 3/15/38		89	71,328
9.00%, 7/15/23(a)		24	26,176
Vantage Drilling International 7.50%, 11/01/19(b)(c)(g)		46	– 0	–
10.00%, 12/31/20(e)		1	848
10.00%, 12/31/20(b)		1	1,131
Weatherford International Ltd. 5.95%, 4/15/42		8	7,362
6.50%, 8/01/36		28	26,436
6.75%, 9/15/40		3	3,019
7.00%, 3/15/38		33	31,065
9.875%, 2/15/24(a)		47	54,340
Whiting Petroleum Corp. 1.25%, 4/01/20(i)		28	24,403
5.00%, 3/15/19		17	17,651
Williams Cos., Inc. (The) 4.55%, 6/24/24		26	26,304

28 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WPX Energy, Inc. 5.25%, 9/15/24	U.S.$	33	$32,210
6.00%, 1/15/22		14	14,175

			1,698,129

Other Industrial – 1.6%
Algeco Scotsman Global Finance PLC 8.50%, 10/15/18(a)		13	12,056
American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/23(a)		13	13,932
American Tire Distributors, Inc. 10.25%, 3/01/22(a)		52	53,003
Belden, Inc. 5.50%, 9/01/22(a)		38	38,520
5.50%, 4/15/23(a)	EUR	6	7,028
General Cable Corp. 4.50%, 11/15/29(i)(k)	U.S.$	29	22,981
5.75%, 10/01/22		19	19,058
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		85	83,164
7.00%, 6/15/23		12	11,556
HRG Group, Inc. 7.875%, 7/15/19		46	47,500
Laureate Education, Inc. 8.25%, 5/01/25(a)		26	26,950
9.25%, 9/01/19(a)		4	4,063
9.25%, 9/01/19		36	38,254
Travis Perkins PLC 4.50%, 9/07/23(a)	GBP	29	38,237

			416,302

Services – 1.6%
ADT Corp. (The) 3.50%, 7/15/22	U.S.$	23	22,671
4.125%, 6/15/23		26	25,350
APX Group, Inc. 7.875%, 12/01/22		36	39,155
8.75%, 12/01/20		59	61,809
Aramark Services, Inc. 5.125%, 1/15/24		7	7,071
Ceridian HCM Holding, Inc. 11.00%, 3/15/21(a)		23	23,938
Gartner, Inc. 5.125%, 4/01/25(a)		12	12,369
GEO Group, Inc. (The) 5.125%, 4/01/23		4	3,785
5.875%, 1/15/22-10/15/24		16	16,560

abfunds.com	AB HIGH YIELD PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

IHS Markit Ltd. 5.00%, 11/01/22(a)	U.S.$	27	$29,051
Nielsen Co. Luxembourg SARL (The) 5.50%, 10/01/21(a)		28	28,992
Nielsen Finance LLC/Nielsen Finance Co. 5.00%, 4/15/22(a)		48	49,699
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(a)		60	65,863
Ritchie Bros Auctioneers, Inc. 5.375%, 1/15/25(a)		9	9,041
Team Health Holdings, Inc. 6.375%, 2/01/25(a)		21	19,996

			415,350

Technology – 2.9%
Avaya, Inc. 10.50%, 3/01/21(e)(f)(g)		129	19,480
BMC Software Finance, Inc. 8.125%, 7/15/21(a)		76	76,996
BMC Software, Inc. 7.25%, 6/01/18		1	594
CommScope, Inc. 5.00%, 6/15/21(a)		22	22,164
Conduent Finance, Inc./Xerox Business Services LLC 10.50%, 12/15/24(a)		29	33,797
CURO Financial Technologies Corp. 12.00%, 3/01/22(a)		16	16,669
Dell International LLC/EMC Corp. 5.875%, 6/15/21(a)		32	33,943
Dell, Inc. 6.50%, 4/15/38		52	51,454
EMC Corp. 1.875%, 6/01/18		91	90,795
First Data Corp. 5.00%, 1/15/24(a)		24	25,052
7.00%, 12/01/23(a)		31	33,115
Goodman Networks, Inc. 12.125%, 7/01/18(f)(g)		60	22,401
Infor US, Inc. 6.50%, 5/15/22		29	29,997
Iron Mountain Europe PLC 6.125%, 9/15/22(a)	GBP	22	29,977
Iron Mountain, Inc. 4.375%, 6/01/21(a)	U.S.$	20	20,874
6.00%, 10/01/20(a)		7	7,590

30 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Micron Technology, Inc. 5.25%, 8/01/23(a)	U.S.$	9	$9,020
5.50%, 2/01/25		11	11,267
5.875%, 2/15/22		49	51,585
Nokia Oyj 5.375%, 5/15/19		4	4,625
6.625%, 5/15/39		14	15,282
Quintiles IMS, Inc. 3.25%, 3/15/25(a)	EUR	38	41,465
Radiate Holdco LLC/Radiate Finance, Inc. 6.625%, 2/15/25(a)	U.S.$	17	17,471
Sanmina Corp. 4.375%, 6/01/19(a)		36	37,363
Solera LLC/Solera Finance, Inc. 10.50%, 3/01/24(a)		9	10,655
Symantec Corp. 5.00%, 4/15/25(a)		26	27,077
Western Digital Corp. 10.50%, 4/01/24		19	21,936

			762,644

Transportation - Services – 1.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		27	25,566
5.50%, 4/01/23		8	8,001
CEVA Group PLC 9.00%, 9/01/21(a)		22	16,588
Europcar Groupe SA 5.75%, 6/15/22(a)	EUR	7	7,998
Herc Rentals, Inc. 7.75%, 6/01/24(a)	U.S.$	43	47,399
Hertz Corp. (The) 5.50%, 10/15/24(a)		81	69,761
5.875%, 10/15/20		29	27,446
Hornbeck Offshore Services, Inc. 5.875%, 4/01/20		50	32,264
Loxam SAS 3.50%, 5/03/23(a)	EUR	29	32,566
4.25%, 4/15/24(a)		29	32,888
United Rentals North America, Inc. 5.50%, 5/15/27	U.S.$	25	26,036
5.75%, 11/15/24		15	15,715
XPO CNW, Inc. 6.70%, 5/01/34		35	33,094
7.25%, 1/15/18		13	12,861

abfunds.com	AB HIGH YIELD PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

XPO Logistics, Inc. 6.125%, 9/01/23(a)	U.S.$	12	$12,863

			401,046

			14,434,854

Financial Institutions – 7.9%
Banking – 4.6%
Ally Financial, Inc. 3.25%, 2/13/18		29	29,660
4.125%, 3/30/20		121	123,885
4.75%, 9/10/18		56	57,533
8.00%, 12/31/18-11/01/31		106	119,547
Banco Bilbao Vizcaya Argentaria SA 8.875%, 4/14/21(a)(l)	EUR	58	72,212
Banco Santander SA 6.25%, 3/12/19(a)(l)		58	64,218
Barclays Bank PLC 6.86%, 6/15/32(a)(l)	U.S.$	15	16,616
Barclays PLC 8.00%, 12/15/20(l)	EUR	58	70,087
Citigroup, Inc. 5.95%, 1/30/23(l)	U.S.$	52	54,573
Countrywide Capital III Series B 8.05%, 6/15/27		46	57,763
Credit Agricole SA 7.589%, 1/30/20(l)	GBP	44	63,053
Lloyds Bank PLC 4.385%, 5/12/17(l)	EUR	15	17,246
Lloyds Banking Group PLC 6.413%, 10/01/35(a)(l)	U.S.$	29	31,730
6.657%, 5/21/37(a)(l)		22	24,062
Royal Bank of Scotland Group PLC 3.625%, 3/25/24(a)	EUR	52	57,957
8.00%, 8/10/25(l)	U.S.$	32	33,400
8.625%, 8/15/21(l)		117	125,888
Series U 7.64%, 9/30/17(l)		58	54,509
Societe Generale SA 8.00%, 9/29/25(a)(l)		31	33,775
Standard Chartered PLC 7.50%, 4/02/22(a)(l)		67	71,495
Zions Bancorporation 5.65%, 11/15/23		14	14,412

			1,193,621

32 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brokerage – 0.2%
Lehman Brothers Holdings, Inc. 5.625%, 1/24/13(g)(m)	U.S.$	423	$22,228
LPL Holdings, Inc. 5.75%, 9/15/25(a)		24	24,510

			46,738

Finance – 2.4%
Artsonig Pty Ltd. 11.50% (11.50% Cash or 12.00% PIK), 4/01/19(d)(e)		72	2,147
CIT Group, Inc. 3.875%, 2/19/19		6	5,999
5.25%, 3/15/18		52	53,503
5.50%, 2/15/19(a)		61	64,079
Enova International, Inc. 9.75%, 6/01/21		38	39,181
Lincoln Finance Ltd. 6.875%, 4/15/21(a)	EUR	26	30,046
Navient Corp. 4.625%, 9/25/17	U.S.$	42	42,380
4.875%, 6/17/19		103	106,256
5.00%, 10/26/20		47	48,017
5.875%, 3/25/21		1	603
6.50%, 6/15/22		32	33,431
7.25%, 1/25/22		13	13,688
8.00%, 3/25/20		98	107,507
SLM Corp. 5.125%, 4/05/22		13	12,749
TMX Finance LLC/TitleMax Finance Corp. 8.50%, 9/15/18(a)		71	66,751

			626,337

Insurance – 0.4%
American Equity Investment Life Holding Co. 6.625%, 7/15/21		9	9,096
Galaxy Bidco Ltd. 6.375%, 11/15/20(a)	GBP	4	5,822
Genworth Holdings, Inc. 4.80%, 2/15/24	U.S.$	9	7,222
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		69	80,037

			102,177

Other Finance – 0.2%
Creditcorp 12.00%, 7/15/18(e)		33	28,568

abfunds.com	AB HIGH YIELD PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Intelsat Connect Finance SA 12.50%, 4/01/22(a)	U.S.$	22		$19,734
iPayment, Inc. 9.50%, 12/15/19(e)		– 0	–	– 0	–

				48,302

REITS – 0.1%
MPT Operating Partnership LP/MPT Finance Corp. 5.25%, 8/01/26		40		40,664
5.50%, 5/01/24		2		2,120

				42,784

				2,059,959

Utility – 2.0%
Electric – 2.0%
AES Corp./VA 4.875%, 5/15/23		32		32,330
7.375%, 7/01/21		51		57,768
Calpine Corp. 5.50%, 2/01/24		4		4,205
5.75%, 1/15/25		82		80,120
DPL, Inc. 6.75%, 10/01/19		25		26,255
Dynegy, Inc. 5.875%, 6/01/23		8		6,728
6.75%, 11/01/19		32		32,873
7.375%, 11/01/22		52		49,511
7.625%, 11/01/24		7		6,174
Emera, Inc. Series 2016-A 6.75%, 6/15/76		25		27,686
GenOn Energy, Inc. 7.875%, 6/15/17		44		30,674
NRG Energy, Inc. 6.25%, 7/15/22-5/01/24		74		74,040
7.875%, 5/15/21		10		9,896
Talen Energy Supply LLC 4.60%, 12/15/21		33		25,973
6.50%, 5/01/18-6/01/25		31		27,888
Texas Competitive/TCEH 11.50%, 10/01/20(a)(b)(c)(g)		59		– 0	–
Viridian Group FundCo II Ltd. 7.50%, 3/01/20(a)	EUR	33		38,134

				530,255

Total Corporates – Non-Investment Grade (cost $16,718,354)				17,025,068

34 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 14.2%
Industrial – 7.8%
Basic – 0.4%
FMG Resources (August 2006) Pty Ltd. 9.75%, 3/01/22(a)	U.S.$	12	$13,435
Glencore Finance Canada Ltd. 6.00%, 11/15/41(a)		5	5,113
Glencore Funding LLC 4.00%, 4/16/25(a)		5	4,978
Rio Tinto Finance USA Ltd. 3.50%, 11/02/20		38	40,003
Southern Copper Corp. 3.875%, 4/23/25		41	41,367

			104,896

Capital Goods – 0.5%
Embraer Netherlands Finance BV 5.40%, 2/01/27		40	41,365
General Electric Co. Series D 5.00%, 1/21/21(l)		50	53,004
Masco Corp. 5.95%, 3/15/22		17	19,819
7.125%, 3/15/20		9	9,857

			124,045

Communications - Media – 0.7%
21st Century Fox America, Inc. 4.00%, 10/01/23		32	33,703
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		63	67,335
Time Warner, Inc. 4.05%, 12/15/23		24	24,625
Viacom, Inc. 4.375%, 3/15/43		60	53,007

			178,670

Communications - Telecommunications – 0.5%
AT&T, Inc. 5.45%, 3/01/47		39	40,003
Qwest Corp. 6.75%, 12/01/21		78	86,823
6.875%, 9/15/33		11	11,041

			137,867

abfunds.com	AB HIGH YIELD PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
General Motors Financial Co., Inc. 3.10%, 1/15/19	U.S.$	26	$26,628

Consumer Cyclical - Entertainment – 0.0%
Royal Caribbean Cruises Ltd. 7.25%, 3/15/18		4	4,567

Consumer Cyclical - Other – 0.3%
DR Horton, Inc. 4.00%, 2/15/20		44	46,081
Seminole Tribe of Florida, Inc. 6.535%, 10/01/20(a)		29	29,378

			75,459

Consumer Cyclical - Retailers – 0.2%
AutoNation, Inc. 4.50%, 10/01/25		52	54,540

Consumer Non-Cyclical – 1.4%
AbbVie, Inc. 2.30%, 5/14/21		127	126,298
Anheuser-Busch InBev Finance, Inc. 2.65%, 2/01/21		38	38,033
Constellation Brands, Inc. 3.75%, 5/01/21		21	21,851
7.25%, 5/15/17		72	72,401
Teva Pharmaceutical Finance Netherlands III BV 1.70%, 7/19/19		38	38,077
Universal Health Services, Inc. 4.75%, 8/01/22(a)		64	65,761

			362,421

Energy – 3.0%
Anadarko Petroleum Corp. 5.55%, 3/15/26		35	39,168
Cenovus Energy, Inc. 3.00%, 8/15/22		5	5,158
3.80%, 9/15/23		2	2,345
4.45%, 9/15/42		31	26,612
5.70%, 10/15/19		10	10,320
6.75%, 11/15/39		1	1,630
Devon Energy Corp. 3.25%, 5/15/22		25	25,456
Ecopetrol SA 5.875%, 5/28/45		15	13,877
Enable Midstream Partners LP 3.90%, 5/15/24		54	52,555

36 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EnLink Midstream Partners LP 4.15%, 6/01/25	U.S.$	26	$25,995
Hess Corp. 4.30%, 4/01/27		78	77,758
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		11	14,386
Marathon Oil Corp. 3.85%, 6/01/25		53	52,592
5.20%, 6/01/45		10	9,928
MPLX LP 4.125%, 3/01/27		15	15,639
4.50%, 7/15/23		8	8,302
Nabors Industries, Inc. 5.50%, 1/15/23(a)		24	24,176
Plains All American Pipeline LP/PAA Finance Corp. 3.85%, 10/15/23		91	92,477
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		40	41,838
5.00%, 10/01/22		15	16,476
5.50%, 4/15/23		31	32,464
Shell International Finance BV 2.25%, 11/10/20		114	114,247
Williams Partners LP 3.35%, 8/15/22		39	39,221
5.10%, 9/15/45		22	22,604

			765,224

Technology – 0.6%
Dell International LLC/EMC Corp. 4.42%, 6/15/21(a)		38	39,787
6.02%, 6/15/26(a)		25	27,243
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(j)		3	3,635
Micron Technology, Inc. 7.50%, 9/15/23		18	19,884
Seagate HDD Cayman 4.75%, 1/01/25		28	27,292
4.875%, 6/01/27		8	7,309
Western Digital Corp. 7.375%, 4/01/23(a)		36	39,194

			164,344

Transportation - Services – 0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		29	29,244

			2,027,905

abfunds.com	AB HIGH YIELD PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 5.7%
Banking – 3.9%
BNP Paribas SA 7.625%, 3/30/21(a)(l)	U.S.$	58	$63,567
BPCE SA 5.70%, 10/22/23(a)		82	89,044
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		92	93,818
Deutsche Bank AG Series G 3.375%, 5/12/21		50	50,721
HSBC Capital Funding Dollar 1 LP 10.176%, 6/30/30(a)(l)		19	28,495
HSBC Holdings PLC 6.00%, 9/29/23(a)(l)	EUR	58	70,120
ING Groep NV 3.95%, 3/29/27	U.S.$	58	59,678
JPMorgan Chase & Co. 2.295%, 8/15/21		48	48,026
Series V 5.00%, 7/01/19(l)		5	4,733
Morgan Stanley 4.10%, 5/22/23		87	90,189
Nationwide Building Society 4.00%, 9/14/26(a)		73	72,119
Royal Bank of Scotland Group PLC 3.875%, 9/12/23		58	58,356
Santander UK Group Holdings PLC 2.875%, 8/05/21		58	58,075
Standard Chartered PLC 3.95%, 1/11/23(a)		58	58,706
UBS Group Funding Jersey Ltd. 2.65%, 2/01/22(a)		64	63,176
US Bancorp Series J 5.30%, 4/15/27(l)		17	18,122
Wells Fargo & Co. 4.125%, 8/15/23		88	92,795

			1,019,740

Brokerage – 0.2%
E*TRADE Financial Corp. 5.375%, 11/15/22		4	4,617
GFI Group, Inc. 8.375%, 7/19/18		34	36,207

			40,824

Finance – 0.2%
International Lease Finance Corp. 8.875%, 9/01/17		64	65,873

38 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Insurance – 0.7%
Allstate Corp. (The) 6.50%, 5/15/57	U.S.$	10	$12,013
Chubb Corp. (The) 3.408% (LIBOR 3 Month + 2.25%), 4/15/37(n)		29	28,522
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		31	50,374
Progressive Corp. (The) 6.70%, 6/15/37		22	22,218
Prudential Financial, Inc. 5.625%, 6/15/43		70	76,177

			189,304

REITS – 0.7%
DDR Corp. 7.875%, 9/01/20		12	13,477
EPR Properties 7.75%, 7/15/20		48	55,014
HCP, Inc. 4.25%, 11/15/23		50	51,483
Senior Housing Properties Trust 6.75%, 12/15/21		9	9,793
VEREIT Operating Partnership LP 4.875%, 6/01/26		8	8,349
Welltower, Inc. 4.95%, 1/15/21		33	35,442

			173,558

			1,489,299

Utility – 0.7%
Electric – 0.7%
Duke Energy Corp. 3.95%, 10/15/23		87	91,858
Empresa de Energia de Bogota SA ESP 6.125%, 11/10/21(a)		44	45,075
FirstEnergy Corp. Series A 2.75%, 3/15/18		6	5,866
Series B 4.25%, 3/15/23		8	8,789
PPL Capital Funding, Inc. Series A 3.817% (LIBOR 3 Month + 2.67%), 3/30/67(n)		35	33,695

			185,283

Total Corporates – Investment Grade (cost $3,574,242)			3,702,487

abfunds.com	AB HIGH YIELD PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 3.8%
Consumer Discretionary – 1.0%
Media – 0.7%
Charter Communications, Inc. – Class A(g)	79	$27,268
Clear Channel Outdoor Holdings, Inc. – Class A	3,060	15,759
DISH Network Corp. – Class A(g)	251	16,174
Gray Television, Inc.(g)	1,832	26,839
Nexstar Media Group, Inc. – Class A	563	38,847
Sinclair Broadcast Group, Inc. – Class A	650	25,642
Townsquare Media, Inc. – Class A(g)	2,427	29,367

		179,896

Hotels, Restaurants & Leisure – 0.3%
eDreams ODIGEO SA(g)	12,126	41,846
Eldorado Resorts, Inc.(g)	965	18,456

		60,302

Household Durables – 0.0%
Hovnanian Enterprises, Inc. – Class A(g)	3,276	7,666

Auto Components – 0.0%
Exide Technologies(g)	1,012	759

		248,623

Energy – 0.8%
Oil, Gas & Consumable Fuels – 0.8%
Berry Petroleum Co. LLC(b)	2,202	25,323
CHC Group LLC(c)(g)(h)	1,219	14,018
Chesapeake Energy Corp.(g)	4,047	21,287
Edcon Ltd. A Shares(b)(c)	191,574	– 0	–
Edcon Ltd. B Shares(b)(c)	30,276	– 0	–
EP Energy Corp. – Class A(g)	2,501	11,305
Halcon Resources Corp.(g)	276	1,849
Linn Energy, Inc.	96	2,691
Linn Energy, Inc.(g)	1,696	47,539
Peabody Energy Corp.(g)	1,386	35,218
Peabody Energy Corp.(b)(c)	64	1,626
SandRidge Energy, Inc.(g)	578	10,647
Triangle Petroleum Corp.(g)	3,047	208
Vantage Drilling International(b)(g)	82	13,530
Whiting Petroleum Corp.(g)	2,571	21,339

		206,580

Financials – 0.2%
Diversified Financial Services – 0.2%
Holdco, Inc.	59,949	38,367

40 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Finance – 0.0%
Enova International, Inc.(g)	747	$10,608

		48,975

Health Care – 0.5%
Health Care Providers & Services – 0.3%
Community Health Systems, Inc.(g)	4,311	37,118
LifePoint Health, Inc.(g)	413	25,668
Quorum Health Corp.(g)	188	803
Tenet Healthcare Corp.(g)	1,007	15,779

		79,368

Pharmaceuticals – 0.2%
Endo International PLC(g)	2,387	27,140
Horizon Pharma PLC(g)	1,188	18,271
Valeant Pharmaceuticals International, Inc.(g)	559	5,171

		50,582

		129,950

Industrials – 0.9%
Machinery – 0.1%
Navistar International Corp.(g)	752	20,237

Energy Equipment & Services – 0.0%
Sanchez Energy Corp.(g)	54	418

Trading Companies & Distributors – 0.0%
Emeco Holdings Ltd.(g)	16,027	1,020

Consumer Cyclical - Automotive – 0.0%
Exide Corp.(c)(g)(h)	511	383

Energy Other – 0.7%
Tervita Corp.(b)(c)(g)	24,991	180,789

Construction & Engineering – 0.1%
Modular Space Corp.(c)(e)	2,407	31,291

		234,138

Information Technology – 0.1%
IT Services – 0.1%
Travelport Worldwide Ltd.	2,772	36,507

Materials – 0.3%
Metals & Mining – 0.2%
ArcelorMittal (New York)(g)	3,016	23,525
Constellium NV – Class A(g)	3,700	25,715
Neenah Enterprises, Inc.(b)(c)(g)	4,481	10,037

		59,277

abfunds.com	AB HIGH YIELD PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares		U.S. $ Value

Chemicals – 0.1%
LyondellBasell Industries NV – Class A		177		$15,003

				74,280

Total Common Stocks (cost $940,359)				979,053

		Principal Amount (000)
BANK LOANS – 2.2%
Industrial – 2.2%
Basic – 0.1%
Foresight Energy LLC 6.75% (LIBOR 3 Month + 5.75%), 3/28/22(o)	U.S.$	13		12,658
Magnetation LLC 12.00%, 3/07/17(b)(c)(d)(m)		65		– 0	–
Unifrax I LLC 4.90% (LIBOR 3 Month + 3.75%), 4/04/24(o)		11		11,258

				23,916

Capital Goods – 0.1%
Gardner Denver, Inc. 4.25% (LIBOR 3 Month + 3.25%), 7/30/20(o)		– 0	–**	622
4.568% (LIBOR 6 Month + 3.25%), 7/30/20(o)		22		21,648

				22,270

Consumer Cyclical - Automotive – 0.2%
Cooper-Standard Automotive Inc. 3.897% (LIBOR 3 Month + 2.75%), 11/02/23(o)		12		11,681
Navistar, Inc. 5.00% (LIBOR 3 Month + 4.00%), 8/07/20(o)		32		32,317

				43,998

Consumer Cyclical - Entertainment – 0.1%
Seaworld Parks & Entertainment, Inc. (fka SW Acquisitions Co., Inc.) 4.147% (LIBOR 3 Month + 3.00%), 4/01/24(o)		25		25,110

Consumer Cyclical - Retailers – 0.2%
Serta Simmons Bedding, LLC 9.038% (LIBOR 3 Month + 8.00%), 11/08/24(o)		51		51,927

42 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 0.2%
Air Medical Group Holdings, Inc. 4.25% (LIBOR 3 Month + 3.25%), 4/28/22(o)	U.S.$	22	$21,556
DJO Finance LLC 4.25% (LIBOR 3 Month + 3.25%), 6/08/20(o)		25	24,537
Vizient, Inc. 5.00% (LIBOR 3 Month + 4.00%), 2/13/23(o)		2	1,929

			48,022

Energy – 0.2%
California Resources Corporation 11.375% (LIBOR 3 Month + 10.38%), 12/31/21(o)		46	50,861

Other Industrial – 0.1%
Travelport Finance (Luxembourg) SARL 4.289% (LIBOR 3 Month + 3.25%), 9/02/21(o)		38	37,864

Technology – 1.0%
Avaya Inc. 6.42% (LIBOR 3 Month + 5.25%), 5/29/20(b)(f)(g)(o)		121	100,664
8.50% (LIBOR 3 Month + 7.50%), 1/24/18(b)(o)		7	7,127
Conduent Incorporated 6.486% (LIBOR 1 Month + 5.50%), 12/07/23(o)		5	5,024
MTS Systems Corporation 5.24% (LIBOR 1 Month + 4.25%), 7/05/23(o)		27	27,226
Smart Modular Technologies (Global), Inc. 9.25% (LIBOR 1 Month + 8.00%), 8/26/17(b)(o)		21	20,639
Solera, LLC (Solera Finance, Inc.) 4.25% (LIBOR 3 Month + 3.25%), 3/03/23(o)		60	60,729
Veritas US Inc. 6.772% (LIBOR 3 Month + 5.63%), 1/27/23(o)		42	41,898

			263,307

Total Bank Loans (cost $609,487)			567,275

abfunds.com	AB HIGH YIELD PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – CORPORATE BONDS – 2.1%
Industrial – 2.1%
Basic – 0.3%
Consolidated Energy Finance SA 6.75%, 10/15/19(a)	U.S.$	85	$86,291

Capital Goods – 0.2%
Odebrecht Finance Ltd. 7.125%, 6/26/42(a)		95	42,617

Communications - Telecommunications – 0.4%
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(a)		67	71,484
Digicel Ltd. 6.75%, 3/01/23(a)		36	34,513

			105,997

Consumer Cyclical - Entertainment – 0.2%
Silversea Cruise Finance Ltd. 7.25%, 2/01/25(a)		34	36,131

Consumer Cyclical - Retailers – 0.0%
K2016470219 South Africa Ltd. 3.00%, 12/31/22(a)(d)		14	1,484
K2016470260 South Africa Ltd. 25.00%, 12/31/22(a)(d)		3	4,371

			5,855

Consumer Non-Cyclical – 0.4%
Arcelik AS 5.00%, 4/03/23(a)		29	28,485
Minerva Luxembourg SA 6.50%, 9/20/26(a)		58	57,623
Tonon Luxembourg SA 7.25% (7.25% Cash or 9.25% PIK), 1/24/20(d)(e)(f)(g)		6	631
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(f)(g)		96	7,573

			94,312

Energy – 0.6%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20(c)(h)		65	101,014

44 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Petrobras Global Finance BV 6.125%, 1/17/22	U.S.$	35	$36,261
8.375%, 5/23/21		23	26,325

			163,600

			534,803

Financial Institutions – 0.0%
Insurance – 0.0%
XLIT Ltd. Series E 3.616% (LIBOR 3 Month + 2.46%), 6/12/17(l)(n)		3	2,973

Other Finance – 0.0%
Guanay Finance Ltd. 6.00%, 12/15/20(a)		8	7,918

			10,891

Total Emerging Markets – Corporate Bonds (cost $583,159)			545,694

		Shares
PREFERRED STOCKS – 1.7%
Financial Institutions – 1.3%
Banking – 0.3%
GMAC Capital Trust I 6.824%		357	9,089
Morgan Stanley 5.85%		1,814	47,851
US Bancorp Series F 6.50%		1,056	30,983

			87,923

REITS – 0.9%
Sovereign Real Estate Investment Trust 12.00%(a)		182	226,362

Services – 0.1%
Holdco, Inc. 0.00%(g)		361	36,100

			350,385

Industrial – 0.3%
Basic – 0.1%
Peabody Energy Corp. 0.00%(b)(g)		462	25,410

abfunds.com	AB HIGH YIELD PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Consumer Cyclical - Other – 0.0%
Hovnanian Enterprises, Inc. 7.625%(g)		490	$3,347

Energy – 0.2%
Berry Petroleum Co. LLC 0.00%(b)(c)(g)		1,821	24,584
Sanchez Energy Corp. 4.875%		962	27,234
Tervita Corp. 0.00%(b)(c)(g)		599	4,333

			56,151

			84,908

Utility – 0.1%
Electric – 0.1%
SCE Trust III 5.75%		423	11,971

Total Preferred Stocks (cost $463,091)			447,264

		Principal Amount (000)
GOVERNMENTS – TREASURIES – 1.0%
Mexico – 0.2%
Mexican Bonos Series M 5.75%, 3/05/26	MXN	1,202	57,846

United States – 0.8%
U.S. Treasury Bonds 3.125%, 11/15/41	U.S.$	135	140,124
U.S. Treasury Notes 1.875%, 8/31/22		76	75,716

			215,840

Total Governments – Treasuries (cost $273,852)			273,686

COLLATERALIZED MORTGAGE OBLIGATIONS – 1.0%
Risk Share Floating Rate – 0.9%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.141% (LIBOR 1 Month + 7.15%), 7/25/23(n)		15	17,955

46 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2013-DN2, Class M2 5.241% (LIBOR 1 Month + 4.25%), 11/25/23(n)	U.S.$	52	$57,832
Series 2014-DN1, Class M3 5.491% (LIBOR 1 Month + 4.50%), 2/25/24(n)		36	41,941
Series 2014-HQ2, Class M3 4.741% (LIBOR 1 Month + 3.75%), 9/25/24(n)		54	58,483
Federal National Mortgage Association Connecticut Avenue Securities Series 2013-C01, Class M2 6.241% (LIBOR 1 Month + 5.25%), 10/25/23(n)		15	16,843
Series 2014-C01, Class M2 5.391% (LIBOR 1 Month + 4.40%), 1/25/24(n)		27	30,342
Series 2015-C03, Class 1M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(n)		7	8,038
Series 2015-C03, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(n)		3	3,244

			234,678

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust Series 2006-28CB, Class A14 6.25%, 10/25/36		7	5,432
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		11	8,792

			14,224

Total Collateralized Mortgage Obligations (cost $228,979)			248,902

ASSET-BACKED SECURITIES – 0.8%
Home Equity Loans - Fixed Rate – 0.4%
CWABS Asset-Backed Certificates Trust Series 2005-7, Class AF5W 5.054%, 10/25/35(k)		57	56,527
GSAA Home Equity Trust Series 2006-6, Class AF5 6.241%, 3/25/36(j)		82	39,914

			96,441

abfunds.com	AB HIGH YIELD PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Home Equity Loans - Floating Rate – 0.2%
Lehman XS Trust Series 2007-6, Class 3A5 4.924%, 5/25/37(j)	U.S.$	39	$57,779

Other ABS - Fixed Rate – 0.2%
Taco Bell Funding LLC Series 2016-1A, Class A23 4.97%, 5/25/46(a)		16	16,655
Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		29	29,513

			46,168

Total Asset-Backed Securities (cost $174,940)			200,388

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.60%, 11/01/40		25	37,200
7.95%, 3/01/36		55	63,473

Total Local Governments – US Municipal Bonds (cost $80,010)			100,673

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Mexico – 0.3%
Petroleos Mexicanos 5.375%, 3/13/22(a) (cost $91,591)		87	91,571

COLLATERALIZED LOAN OBLIGATIONS – 0.3%
Collateralized Loan Obligation - Floating Rate – 0.3%
CIFC Funding Ltd. Series 2015-4A, Class D 6.38% (LIBOR 3 Month + 5.50%), 10/20/27(a)(n) (cost $70,690)		73	70,771

48 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41	U.S.$	1	$983
Citigroup Commercial Mortgage Trust Series 2014-GC23, Class D 4.667%, 7/10/47(a)		15	12,633
GS Mortgage Securities Trust Series 2014-GC18, Class D 5.11%, 1/10/47(a)		29	24,888
JPMBB Commercial Mortgage Securities Trust Series 2013-C17, Class D 5.049%, 1/15/47(a)		29	27,184

Total Commercial Mortgage-Backed Securities (cost $72,014)			65,688

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%(p)
iShares Russell 2000 ETF (cost $28,136)		243	33,792

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 0.1%
Argentina – 0.1%
Argentine Republic Government International Bond 5.625%, 1/26/22 (cost $26,284)	U.S.$	26	27,314

		Shares
WARRANTS – 0.1%
Energy – 0.0%
Oil, Gas & Consumable Fuels – 0.0%
Midstates Petroleum Co., Inc., expiring 4/21/20(b)(c)(g)		860	3,870
Peabody Energy Corp., expiring 7/03/17(b)(c)(g)		69	1,752
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(g)		1,975	1,975
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(g)		830	465

			8,062

abfunds.com	AB HIGH YIELD PORTFOLIO | 49

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Financials – 0.1%
Diversified Financial Services – 0.1%
iPayment Holdings, Inc., expiring 12/29/22(b)(c)(g)		21,438	$11,362

Information Technology – 0.0%
Semiconductors & Semiconductor Equipment – 0.0%
Smart Modular Technologies, expiring 11/05/21(g)		455	– 0	–
Smart Modular Technologies, expiring 11/05/22(g)		569	– 0	–

			– 0	–

Materials – 0.0%
Communications Equipment – 0.0%
FairPoint Communications, Inc., expiring 1/24/18(b)(g)		973	10

Total Warrants (cost $20,407)			19,434

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Equities – 0.1%
Micron Technology, Inc. Expiration: Jun 2017, Exercise Price: $ 25.00(g)(q)		205	9,020
Universal Corp./VA Expiration: May 2017, Exercise Price: $ 60.00(g)(q)		81	2,835

			11,855

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2017, Exercise Price: $ 229.00(g)(q)		104	4,108

		Notional Amount (000)
Swaptions – 0.0%
CDX-NAHY Series 28, 5 Year Index RTP, Credit Suisse International (Buy Protection) Expiration: May 2017, Exercise Rate: 104.50%(g)	U.S.$	4,980	1,771

Total Options Purchased – Puts (premiums paid $41,716)			17,734

50 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Contracts	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Equities – 0.0%
Valeant Pharmaceuticals International, Inc. Expiration: Jul 2017, Exercise Price: $ 16.00(g)(q)	264	$3,432

Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: May 2017, Exercise Price: $ 240.00(g)(q)	20	1,930

Options on Indices – 0.0%
Euro STOXX 50 Index Expiration: Jun 2017, Exercise Price: EUR 3,675.00(g)(r)	105	1,597

Total Options Purchased – Calls (premiums paid $10,797)		6,959

Total Investments – 93.6% (cost $24,008,108)		24,423,753
Other assets less liabilities – 6.4%		1,668,059

Net Assets – 100.0%		$26,091,812

FUTURES (see Note C)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Index Futures	7	June 2017	$254,836	$267,488	$12,652

Sold Contracts
Euro-OAT Futures	2	June 2017	319,652	326,441	(6,789)
Russell 2000 Mini Futures	2	June 2017	137,385	139,840	(2,455)
S&P 500 E Mini Futures	1	June 2017	117,661	119,025	(1,364)

					$2,044

abfunds.com	AB HIGH YIELD PORTFOLIO | 51

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	240	RUB	13,610	6/22/17	$(3,644)
Barclays Bank PLC	KRW	502,334	USD	444	5/18/17	2,143
Barclays Bank PLC	USD	211	KRW	243,438	5/18/17	3,189
Barclays Bank PLC	EUR	3,170	USD	3,457	7/13/17	(8,698)
Citibank, NA	GBP	792	USD	969	5/18/17	(57,645)
Citibank, NA	USD	676	GBP	527	5/18/17	5,984
Citibank, NA	USD	161	KRW	182,418	5/18/17	(298)
Citibank, NA	BRL	512	USD	159	6/02/17	(1,490)
Citibank, NA	USD	780	CNY	5,395	6/12/17	(712)
Citibank, NA	TWD	6,964	USD	228	6/13/17	(3,057)
Citibank, NA	USD	163	TWD	4,880	6/13/17	(811)
Citibank, NA	USD	265	PEN	862	6/14/17	(439)
Citibank, NA	PEN	585	USD	179	6/16/17	(521)
Citibank, NA	CAD	921	USD	689	6/22/17	13,307
Citibank, NA	RUB	9,607	USD	166	6/22/17	(882)
Credit Suisse International	BRL	729	USD	229	5/03/17	(286)
Credit Suisse International	USD	228	BRL	729	5/03/17	1,749
Credit Suisse International	USD	228	BRL	729	6/02/17	392
Deutsche Bank AG	BRL	729	USD	228	5/03/17	(1,749)
Deutsche Bank AG	USD	231	BRL	729	5/03/17	(1,351)
JPMorgan Chase Bank, NA	CNY	7,745	USD	1,116	6/12/17	(2,317)
State Street Bank & Trust Co.	GBP	100	USD	122	5/18/17	(7,956)
State Street Bank & Trust Co.	SGD	317	USD	225	5/18/17	(2,306)
State Street Bank & Trust Co.	USD	262	GBP	204	5/18/17	2,321
State Street Bank & Trust Co.	USD	162	SGD	226	5/18/17	78
State Street Bank & Trust Co.	MXN	2,209	USD	116	6/16/17	9
State Street Bank & Trust Co.	MXN	4,210	USD	222	6/16/17	(241)
State Street Bank & Trust Co.	USD	211	MXN	3,960	6/16/17	(1,834)
State Street Bank & Trust Co.	USD	477	CAD	649	6/22/17	(1,450)
State Street Bank & Trust Co.	AUD	572	USD	432	7/10/17	4,029
State Street Bank & Trust Co.	USD	294	AUD	394	7/10/17	1,101
State Street Bank & Trust Co.	USD	2,503	EUR	2,293	7/13/17	3,793

						$(59,592)

CALL OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Valeant Pharmaceuticals International, Inc.(q)	264	$20.00	July 2017	$2,101	$(1,584)

PUT OPTIONS WRITTEN (see Note C)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
Micron Technology, Inc.(q)	205	$22.00	June 2017	$2,451	$(2,255)
SPDR S&P 500 ETF Trust(q)	104	219.00	May 2017	4,675	(1,508)

				$7,126	$(3,763)

52 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note C)

Description	Counter- party	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Put – CDX-NAHY Series 28, 5 Year Index	Credit Suisse International	Sell	103.00%	May, 2017	$4,980	$2,988	$(1,656)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note C)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)			Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	(5.00)%	2.68%		$489		$(45,308)	$(35,247)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	2.17	EUR	14		(1,770)	(955)
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	(5.00)	3.28		$1,039		(84,932)	(10,866)
CDX-NAIG Series 20, 5 Year Index, 6/20/18*	(1.00)	0.09		227		(2,635)	(1,917)
iTraxx-XOVER Series 21, 5 Year Index, 6/20/19*	(5.00)	0.57	EUR	– 0	–	(14)	(7)
iTraxx-XOVER Series 25, 5 Year Index, 6/20/21*	(5.00)	2.17		46		(5,818)	(3,149)
iTraxx-XOVER Series 27, 5 Year Index, 6/20/22*	(5.00)	2.66		1,390		(173,548)	(35,968)

Sale Contracts
Morgan Stanley & Co., LLC/(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00	2.68		$509		47,143	28,846
iTraxx-XOVER Series 27, 5 Year Index, 6/20/22*	5.00	2.66	EUR	1,080		134,933	9,564

						$(131,949)	$(49,699)

*	Termination date

abfunds.com	AB HIGH YIELD PORTFOLIO | 53

PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note C)

			Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	$300	1/15/26	1.978%	3 Month LIBOR	$4,107
Citigroup Global Markets, Inc./(CME Group)	170	2/16/26	1.625%	3 Month LIBOR	7,998
Citigroup Global Markets, Inc./(CME Group)	150	3/31/26	1.693%	3 Month LIBOR	6,500
Citigroup Global Markets, Inc./(CME Group)	100	5/03/26	1.770%	3 Month LIBOR	3,189
Morgan Stanley & Co., LLC/(CME Group)	2,835	9/02/25	2.248%	3 Month LIBOR	(17,598)
Morgan Stanley & Co., LLC/(CME Group)	661	1/15/26	1.978%	3 Month LIBOR	9,050
Morgan Stanley & Co., LLC/(CME Group)	481	2/16/26	1.625%	3 Month LIBOR	22,629
Morgan Stanley & Co., LLC/(CME Group)	800	6/01/26	1.714%	3 Month LIBOR	30,510
Morgan Stanley & Co., LLC/(CME Group)	4,650	4/28/27	3 Month LIBOR	2.330%	21,650
Morgan Stanley & Co., LLC/(CME Group)	350	5/03/27	2.285%	3 Month LIBOR	64

					$88,099

CREDIT DEFAULT SWAPS (see Note C)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)%	9.75%		$180	$33,859	$23,635	$10,224
Goldman Sachs International
British Telecommunications PLC, 5.75%, 12/07/28, 6/20/20*	(1.00)	0.44	EUR	170	(3,500)	(3,877)	377
British Telecommunications PLC, 5.75%, 12/07/28, 6/20/20*	(1.00)	0.44		880	(18,115)	(14,741)	(3,374)

54 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)%	9.75%	$390	$73,361	$51,836	$21,525
CDX-CMBX.NA.BB Series 6, 5/11/63*	(5.00)	9.75	245	46,052	50,142	(4,090)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	(3.00)	5.54	130	14,456	15,991	(1,535)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	(3.00)	5.54	405	45,036	50,831	(5,795)

Sale Contracts
Barclays Bank PLC
K. Hovnanian Enterprises, Inc., 7.00%, 1/15/19, 9/20/20*	5.00	17.04	63	(18,101)	(12,160)	(5,941)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	29	(5,451)	(3,751)	(1,700)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	69	(12,970)	(8,283)	(4,687)
Deutsche Bank AG
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	75	(8,339)	(5,280)	(3,059)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	252	(28,023)	(18,215)	(9,808)
Goldman Sachs Bank USA
Nine West Holdings, Inc., 6.875%, 3/15/19, 3/20/19*	5.00	58.78	50	(33,428)	627	(34,055)
Goldman Sachs International
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25%, 3/15/25, 6/20/22*	5.00	4.65	27	572	1,850	(1,278)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	35	(6,579)	(4,704)	(1,875)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	35	(6,579)	(4,581)	(1,998)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	42	(7,874)	(5,217)	(2,657)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	60	(11,278)	(7,843)	(3,435)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	121	(22,744)	(16,212)	(6,532)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	227	(42,669)	(29,620)	(13,049)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	278	(52,258)	(34,536)	(17,722)

abfunds.com	AB HIGH YIELD PORTFOLIO | 55

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00%	5.54%	$11	$(1,223)	$(774)	$(449)
CDX-CMBX.NA.BBB Series 6, 5/11/63*	3.00	5.54	332	(36,918)	(24,684)	(12,234)

				$(102,713)	$434	$(103,147)

*	Termination date

TOTAL RETURN SWAPS (see Note C)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Index	613,000	LIBOR	$613	6/20/17	$11,394
iBoxx $ Liquid High Yield Index	409,000	LIBOR	409	6/20/17	3,577
iBoxx $ Liquid High Yield Index	162,000	LIBOR	162	6/20/17	2,530
iBoxx $ Liquid High Yield Index	202,000	LIBOR	202	6/20/17	1,767
Goldman Sachs International
iBoxx $ Liquid High Yield Index	2,220,000	LIBOR	2,220	6/20/17	45,683
iBoxx $ Liquid High Yield Index	622,000	LIBOR	622	6/20/17	4,835
iBoxx $ Liquid High Yield Index	606,000	LIBOR	606	6/20/17	3,828
iBoxx $ Liquid High Yield Index	404,000	LIBOR	404	6/20/17	2,552
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	1,770,000	LIBOR	1,770	6/20/17	41,292
iBoxx $ Liquid High Yield Index	393,000	LIBOR	393	6/20/17	3,246
iBoxx $ Liquid High Yield Index	236,000	LIBOR	236	6/20/17	1,949
Morgan Stanley & Co. International PLC
iBoxx $ Liquid High Yield Index	467,000	LIBOR	467	6/20/17	7,569
iBoxx $ Liquid High Yield Index	196,000	LIBOR	196	6/20/17	1,714

Pay Total Return on Reference Obligation
Goldman Sachs International
iBoxx $ Liquid High Yield Index	1,120,000	LIBOR	1,120	6/20/17	(5,453)
iBoxx $ Liquid High Yield Index	890,000	LIBOR	890	6/20/17	(7,463)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	2,290,000	LIBOR	2,290	6/20/17	4,249
iBoxx $ Liquid High Yield Index	890,000	LIBOR	890	6/20/17	(13,897)
iBoxx $ Liquid High Yield Index	2,240,000	LIBOR	2,240	6/20/17	(34,424)

					$74,948

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $9,229,929 or 35.4% of net assets.

(b)	Illiquid security.

(c)	Fair valued by the Adviser.

56 | AB HIGH YIELD PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(d)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2017.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
Artsonig Pty Ltd. 11.50%, 4/01/19	4/01/17	$5,865		$2,147		0.01%
Avaya, Inc. 10.50%, 3/01/21	1/25/17-2/01/17	32,309		19,480		0.07%
Creditcorp 12.00%, 7/15/18	6/28/13-7/21/14	33,128		28,568		0.11%
Exide Technologies 7.00%, 4/30/25	11/10/16	1,951		1,744		0.01%
iPayment, Inc. 9.50%, 12/15/19	12/29/14-2/27/15	– 0	–	– 0	–	0.00%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	7/17/14-2/19/15	36,767		6		0.00%
Modular Space Corp.	7/16/14-4/03/17	10,434		31,291		0.12%
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	5,690		631		0.00%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	850		848		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	2/13/13	97,067		7,573		0.03%

(f)	Defaulted.

(g)	Non-income producing security.

(h)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost		Market Value		Percentage of Net Assets
CHC Group LLC	3/10/17	$62,260		$14,018		0.05%
CHC Group LLC/CHC Finance Ltd. Series AI Zero Coupon, 10/01/20	3/10/17	41,082		101,014		0.39%
Exide Corp.	4/30/15-12/01/16	969		383		0.00%
Exide Technologies Series AI 11.00%, 04/30/20	12/01/16	30,062		24,179		0.09%
Momentive Performance Materials, Inc. 8.875%, 10/15/20	7/16/14-10/24/14	– 0	–	– 0	–	0.00%

(i)	Convertible security.

(j)	Variable rate coupon, rate shown as of April 30, 2017.

(k)	Coupon rate adjusts periodically based upon a predetermined schedule. Stated interest rate in effect at April 30, 2017.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	Defaulted matured security.

(n)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

abfunds.com	AB HIGH YIELD PORTFOLIO | 57

PORTFOLIO OF INVESTMENTS (continued)

(o)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2017.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov.

(q)	One contract relates to 100 shares.

(r)	One contract relates to 1 share.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

KRW – South Korean Won

MXN – Mexican Peso

PEN – Peruvian Sol

RUB – Russian Ruble

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

LIBOR – London Interbank Offered Rates

OAT – Obligations Assimilables du Trésor

REIT – Real Estate Investment Trust

RTP – Right To Pay

SPDR – Standard & Poor’s Depository Receipt

See notes to financial statements.

58 | AB HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value (cost $24,008,108)	$24,423,753
Cash	1,282,666
Cash collateral due from broker	120,628
Foreign currencies, at value (cost $3,794)	1,374
Receivable for investment securities sold	1,857,938
Interest receivable	335,505
Receivable for terminated centrally cleared credit default swaps	334,647
Upfront premiums paid on credit default swaps	194,912
Unrealized appreciation on total return swaps	136,185
Receivable for capital stock sold	48,630
Unrealized appreciation on forward currency exchange contracts	38,095
Unrealized appreciation on credit default swaps	32,126
Receivable for variation margin on exchange-traded derivatives	13,403
Receivable due from Adviser	12,797
Affiliated dividends receivable	975

Total assets	28,833,634

Liabilities
Options written, at value (premiums received $9,227)	5,347
Swaptions written, at value (premiums received $2,988)	1,656
Payable for investment securities purchased	993,384
Payable to affiliate	889,609
Upfront premiums received on credit default swaps	194,478
Unrealized depreciation on credit default swaps	135,273
Unrealized depreciation on forward currency exchange contracts	97,687
Dividends payable	64,646
Payable for terminated centrally cleared credit default swaps	62,619
Unrealized depreciation on total return swaps	61,237
Payable for capital stock redeemed	10,216
Transfer Agent fee payable	6,319
Distribution fee payable	1,301
Payable for variation margin on exchange-traded derivatives	857
Accrued expenses and other liabilities	217,193

Total liabilities	2,741,822

Net Assets	$26,091,812

Composition of Net Assets
Capital stock, at par	$2,691
Additional paid-in capital	48,139,703
Distributions in excess of net investment income	(363,208)
Accumulated net realized loss on investment and foreign currency transactions	(22,059,838)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	372,464

$26,091,812

See notes to financial statements.

abfunds.com	AB HIGH YIELD PORTFOLIO | 59

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$4,166,276	429,848	$9.69	*

C	$606,754	62,584	$9.70

Advisor	$3,419,629	352,662	$9.70

R	$61,397	6,334	$9.69

K	$9,715	1,002	$9.70

I	$17,455,610	1,800,255	$9.70

Z	$372,431	38,447	$9.69

*	The maximum offering price per share for Class A shares was $10.12 which reflects a sales charge of 4.25%.

See notes to financial statements.

60 | AB HIGH YIELD PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$2,404,001
Dividends
Unaffiliated issuers	26,778
Affiliated issuers	6,280
Other income	3,705	$2,440,764

Expenses
Advisory fee (see Note B)	242,502
Distribution fee—Class A	4,001
Distribution fee—Class C	2,288
Distribution fee—Class R	103
Distribution fee—Class K	12
Transfer agency—Class A	2,777
Transfer agency—Class C	542
Transfer agency—Advisor Class	2,955
Transfer agency—Class R	25
Transfer agency—Class K	2
Transfer agency—Class I	1,705
Transfer agency—Class Z	6,210
Custodian	124,668
Audit and tax	64,992
Registration fees	46,429
Administrative	42,097
Legal	27,746
Printing	19,264
Directors’ fees	11,811
Miscellaneous	27,963

Total expenses before interest expense	628,092
Interest expense	145

Total expenses	628,237
Less: expenses waived and reimbursed by the Adviser (see Note B)	(310,995)

Net expenses		317,242

Net investment income		2,123,522

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		835,511
Futures		(173,655)
Options written		63,522
Swaptions written		6,696
Swaps		(129,633)
Foreign currency transactions		39,989
Net change in unrealized appreciation/depreciation of:
Investments		1,439,725
Futures		(7,544)
Options written		5,096
Swaptions written		1,332
Swaps		286,687
Foreign currency denominated assets and liabilities		(229,722)

Net gain on investment and foreign currency transactions		2,138,004

Contributions from Affiliates (see Note B)		92

Net Increase in Net Assets from Operations		$4,261,618

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	Year Ended August 31, 2016
Increase in Net Assets from Operations
Net investment income	$2,123,522	$724,918	$13,704,381
Net realized gain (loss) on investment and foreign currency transactions	642,430	42,348	(23,901,121)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	1,495,574	65,248	14,488,760
Contributions from Affiliates (see Note B)	92	– 0	–	– 0	–

Net increase in net assets from operations	4,261,618	832,514	4,292,020
Dividends to Shareholders from
Net investment income
Class A	(70,300)	(7,490)	(4,614)
Class C	(9,012)	(1,328)	(736)
Advisor Class	(66,932)	(16,712)	(8,493)
Class R	(920)	(198)	(133)
Class K	(226)	(65)	(45)
Class I	(426,407)	(123,447)	(82,698)
Class Z	(1,561,679)	(487,477)	(17,643,339)
Capital Stock Transactions
Net decrease	(62,474,473)	(1,725,148)	(221,421,717)

Total decrease	(60,348,331)	(1,529,351)	(234,869,755)
Net Assets
Beginning of period	86,440,143	87,969,494	322,839,249

End of period (including distributions in excess of net investment income of ($363,208) and ($351,254) and undistributed net investment income of $942,963, respectively)	$26,091,812	$86,440,143	$87,969,494

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

See notes to financial statements.

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April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB High Yield Portfolio (the “Portfolio”), a non-diversified portfolio. The Portfolio acquired the assets and liabilities of AB High-Yield Portfolio, a series of AB Pooling Portfolios (the “Accounting Survivor”), in a reorganization that was effective at the close of business July 26, 2016 (the “Reorganization”). The Reorganization was approved by the Accounting Survivor’s Board of Trustees and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”) (see Note I for additional information). Upon completion of the Reorganization, the Portfolio assumed the performance, financial and other historical accounting information of the Accounting Survivor, including the adoption of the Accounting Survivor’s fiscal year end of August 31. As such, the financial statements and the Class Z shares financial highlights reflect the financial information of the Accounting Survivor through July 26, 2016. The fiscal year end of the Portfolio was subsequently changed to October 31. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares have not been issued. As of April 30, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions

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NOTES TO FINANCIAL STATEMENTS (continued)

that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where

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broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable

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data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Corporates – Non-Investment Grade	$	– 0	–	$16,807,239		$217,829	(a)	$17,025,068
Corporates – Investment Grade		– 0	–	3,702,487		– 0	–	3,702,487
Common Stocks		636,240		236,653		106,160	(a)	979,053
Bank Loans		– 0	–	468,549		98,726	(a)	567,275
Emerging Markets – Corporate Bonds		– 0	–	539,208		6,486		545,694
Preferred Stocks		103,241		253,596		90,427		447,264
Governments – Treasuries		– 0	–	273,686		– 0	–	273,686
Collateralized Mortgage Obligations		– 0	–	248,902		– 0	–	248,902
Asset-Backed Securities		– 0	–	– 0	–	200,388		200,388
Local Governments – US Municipal Bonds		– 0	–	100,673		– 0	–	100,673
Quasi-Sovereigns		– 0	–	91,571		– 0	–	91,571
Collateralized Loan Obligations		– 0	–	– 0	–	70,771		70,771
Commercial Mortgage-Backed Securities		– 0	–	– 0	–	65,688		65,688
Investment Companies		33,792		– 0	–	– 0	–	33,792
Emerging Markets – Sovereigns		– 0	–	27,314		– 0	–	27,314
Warrants		6,320		– 0	–	13,114	(a)	19,434
Options Purchased – Puts		– 0	–	17,734		– 0	–	17,734
Options Purchased – Calls		– 0	–	6,959		– 0	–	6,959

Total Investments in Securities		779,593		22,774,571		869,589		24,423,753

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Investments in Securities:	Level 1	Level 2	Level 3	Total
Other Financial Instruments(b):
Assets:
Futures	$	– 0	–	$12,652	$	– 0	–	$12,652	(c)
Forward Currency Exchange Contracts	– 0	–	38,095	– 0	–	38,095
Centrally Cleared Credit Default Swaps	– 0	–	38,410	– 0	–	38,410	(c)
Centrally Cleared Interest Rate Swaps	– 0	–	105,697	– 0	–	105,697	(c)
Credit Default Swaps	– 0	–	32,126	– 0	–	32,126
Total Return Swaps	– 0	–	136,185	– 0	–	136,185
Liabilities:
Futures	(10,608)	– 0	–	– 0	–	(10,608	)(c)
Forward Currency Exchange Contracts	– 0	–	(97,687)	– 0	–	(97,687)
Call Options Written	– 0	–	(1,584)	– 0	–	(1,584)
Put Options Written	– 0	–	(3,763)	– 0	–	(3,763)
Credit Default Swaptions Written	– 0	–	(1,656)	– 0	–	(1,656)
Centrally Cleared Credit Default Swaps	– 0	–	(88,109)	– 0	–	(88,109	)(c)
Centrally Cleared Interest Rate Swaps	– 0	–	(17,598)	– 0	–	(17,598	)(c)
Credit Default Swaps	– 0	–	(135,273)	– 0	–	(135,273)
Total Return Swaps	– 0	–	(61,237)	– 0	–	(61,237)

Total(d)	$768,985	$22,730,829	$869,589	$24,369,403

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were de minimis transfers under 1% of net assets during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Common Stocks(a)		Bank Loans(a)
Balance as of 10/31/16	$386,482		$105,846		$195,482
Accrued discounts/(premiums)	(5,525)		– 0	–	1,341
Realized gain (loss)	(493,669)		(67,155)		(136,362)
Change in unrealized appreciation/depreciation	376,008		22,885		155,611
Purchases/Payups	109,075		236,680		131,203
Sales/Paydowns	(846,737)		(192,096)		(638,171)
Transfers in to Level 3	692,195		– 0	–	391,451
Transfers out of Level 3	– 0	–	– 0	–	(1,829)

Balance as of 04/30/17	$217,829		$106,160		$98,726

Net change in unrealized appreciation/depreciation from investments held as of 04/30/17(b)	$434,928		$33,491		$8,849

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	Emerging Markets - Corporate Bonds		Preferred Stocks		Asset-Backed Securities
Balance as of 10/31/16	$3,739		$ – 0	–	$723,664
Accrued discounts/(premiums)	(609)		– 0	–	4,452
Realized gain (loss)	(50,080)		52,162		52,336
Change in unrealized appreciation/depreciation	(4,631)		21,777		(73,654)
Purchases/Payups	73,807		147,875		– 0	–
Sales/Paydowns	(15,740)		(131,387)		(506,410)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	– 0	–

Balance as of 04/30/17	$6,486		$90,427		$200,388

Net change in unrealized appreciation/depreciation from investments held as of 04/30/17(b)	$(4,631)		$21,777		$(73,654)

	Collateralized Loan Obligations		Commercial Mortgage-Backed Securities		Warrants(a)
Balance as of 10/31/16	$ – 0	–	$655,946		$55,217
Accrued discounts/(premiums)	91		160		– 0	–
Realized gain (loss)	204		(6,748)		13,291
Change in unrealized appreciation/depreciation	81		10,708		(7,110)
Purchases/Payups	242,500		– 0	–	– 0	–
Sales/Paydowns	(172,105)		(594,378)		(32,059)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–	(16,225)

Balance as of 04/30/17	$70,771		$65,688		$13,114

Net change in unrealized appreciation/depreciation from investments held as of 04/30/17(b)	$81		$20,435		$(7,110)

	Total
Balance as of 10/31/16	$2,126,376
Accrued discounts/(premiums)	(90)
Realized gain (loss)	(636,021)
Change in unrealized appreciation/depreciation	501,675
Purchases/Payups	941,140
Sales/Paydowns	(3,129,083)
Transfers in to Level 3	1,083,646	(c)
Transfers out of Level 3	(18,054)

Balance as of 04/30/17	$869,589

Net change in unrealized appreciation/depreciation from investments held as of 04/30/17(b)	$434,166

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	An amount of $1,083,644 was transferred out of Level 2 into Level 3 as these securities were not rated by third party vendor during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2017. Securities priced (i) by third party vendors or (ii) at cost, which approximate fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/17	Valuation Technique	Unobservable Input	Input
Corporates Non-Investment Grade	$1,744	Discounted Cash Flow	Clean Debt Value Convertible Feature Value	51.50%-76.0% / 63.8% 22.2%-2.2% / 12.2%
Common Stocks	$10,037	Market Approach	EBITDA* Projection EBITDA* Multiples	$33MM 4.8X-6.8X / 5.6X
Warrants	$11,362	Option Pricing Model	Exercise Price Expiration Date EV Volatility %	$6.64 / NA June, 2019 / NA 50% / NA

*	Earnings before Interest, Taxes, Depreciation and Amortization.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s

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tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .55% of first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion, of the Portfolio’s average daily net assets. Effective January 1, 2017, the advisory fee was reduced from .60% to .55% of the first $2.5 billion, .55% to .50% of the next $2.5 billion and .50% to .45% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory

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fees of any AB Mutual Funds in which the Portfolio may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to .95%, 1.70%, .70%, 1.20%, .95%, .70% and .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Effective January 1, 2017, the Expense Caps were reduced from 1.05% to .95%, 1.80% to 1.70%, .80% to .70%, 1.30% to 1.20%, 1.05% to .95%, .80% to .70% and .80% to .70% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2014 are subject to repayment by the Portfolio until October 31, 2017; any fees waived and expenses borne by the Adviser from November 1, 2014 to July 15, 2015, are subject to repayment by the Portfolio until October 31, 2018; such waivers that are subject to repayment amounted to $189,698 and $288,388, respectively. In any case, no repayment will be made that would cause the Portfolio’s total annual operating expenses to exceed the net fee percentages set forth above. The Expense Caps may not be terminated by the Adviser before January 31, 2018. For the six months ended April 30, 2017, such reimbursements/waivers amounted to $267,855.

During the six months ended April 30, 2017, the Adviser reimbursed the Portfolio $92 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2017, the Adviser voluntarily agreed to waive such fees amounting to $40,016.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $10,029 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $246 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the six months ended April 30, 2017.

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The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver amounted to $3,124. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)			Dividend Income (000)
$5,338	$33,152	$38,490	$	– 0	–	$6

Brokerage commissions paid on investment transactions for the six months ended April 30, 2017 amounted to $9,309, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $3,494, $0 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

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NOTE D

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,309,218		$21,163,308
U.S. government securities	– 0	–	747,594

Investment Transactions

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$1,431,013
Gross unrealized depreciation	(1,015,368)

Net unrealized appreciation	$415,645

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive

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from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2017, the Portfolio held futures for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

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•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

At April 30, 2017, Portfolio had the maximum payments for written put options amounted to $2,728,600. In certain circumstances maximum

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payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At April 30, 2017, the maximum payments for written put swaptions amounted to $4,980,000, with net unrealized appreciation of $1,332, and a term of less than one year, as reflected in the portfolio of investments.

During the six months ended April 30, 2017, the Portfolio held purchased options for hedging purposes. During the six months ended April 30, 2017, the Portfolio held written options for hedging purposes. During the six months ended April 30, 2017, the Portfolio held written swaptions for non-hedging purposes.

For the six months ended April 30, 2017, the Portfolio had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/16	101		$3,026
Options written	3,266,030		152,464
Options assigned	(1,376,000)		(54,864)
Options expired	(1,289,558)		(81,118)
Options bought back	(600,000)		(10,281)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 4/30/17	573		$9,227

	Notional Amount		Premiums Received
Swaptions written outstanding as of 10/31/16	$ – 0	–	$ – 0	–
Swaptions written	18,630,000		19,708
Swaptions assigned	(4,590,000)		(8,033)
Swaptions expired	(4,590,000)		(1,607)
Swaptions bought back	(4,470,000)		(7,080)
Swaptions exercised	– 0	–	– 0	–

Swaptions written outstanding as of 4/30/17	$4,980,000		$2,988

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•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date.

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Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Portfolio held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2017, the Portfolio had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts which may partially offset the Maximum Payout Amount in the amount of $2,156,000.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and

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credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2017, the Portfolio held total return swaps for non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or

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termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended April 30, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$105,697	*	Receivable/Payable for variation margin on exchange-traded derivatives	$24,387	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	38,410	*	Receivable/Payable for variation margin on exchange-traded derivatives	88,109	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	12,652	*	Receivable/Payable for variation margin on exchange-traded derivatives	3,819	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$38,095	Unrealized depreciation on forward currency exchange contracts	$97,687

Credit contracts	Investments in securities, at value	1,771

Equity contracts	Investments in securities, at value	22,922

Credit contracts			Swaptions written, at value	1,656

Equity contracts			Options written, at value	5,347

Credit contracts	Unrealized appreciation on credit default swaps	32,126	Unrealized depreciation on credit default swaps	135,273

Equity contracts	Unrealized appreciation on total return swaps	136,185	Unrealized depreciation on total return swaps	61,237

Total		$387,858		$417,515

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(161,860)	$17,955

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(11,795)	(25,499)

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$65,696	$(231,425)

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(9,908)	– 0	–

Credit contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(43,387)	(16,635)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(139,678)	(21,812)

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	6,696	1,332

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	2,048	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	61,474	5,096

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(31,942)	$270,713

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(366,956)	(51,463)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	269,265	67,437

Total		$(360,347)	$15,699

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2017:

Futures:
Average original value of buy contracts	$3,952,886
Average original value of sale contracts	$1,219,342
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,924,336
Average principal amount of sale contracts	$8,705,842
Purchased Options:
Average monthly cost	$58,725
Centrally Cleared Interest Rate Swaps:
Average notional amount	$6,211,286
Credit Default Swaps:
Average notional amount of buy contracts	$2,897,358
Average notional amount of sale contracts	$2,914,769
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$15,502,091
Average notional amount of sale contracts	$9,708,851
Total Return Swaps:
Average notional amount	$10,161,143

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$34,728		$(5,347)		$	– 0	–	$	– 0	–		$29,381

Total	$34,728		$(5,347)		$	– 0	–	$	– 0	–		$29,381

OTC Derivatives:
Barclays Bank PLC	$5,332		$(5,332)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	38,559		(38,559)			– 0	–		– 0	–		– 0	–
Credit Suisse International	37,771		(20,363)			– 0	–		– 0	–		17,408
Goldman Sachs Bank USA/Goldman Sachs International	237,972		(237,972)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank, NA	50,736		(50,638)			– 0	–		– 0	–		98
Morgan Stanley & Co. International PLC	9,283		– 0	–		– 0	–		– 0	–		9,283
State Street Bank & Trust Co.	11,331		(11,331)			– 0	–		– 0	–		– 0	–

Total	$390,984		$(364,195)		$	– 0	–	$	– 0	–		$26,789	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged**			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.*	$857	$	– 0	–		$(857)		$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	5,347		(5,347)			– 0	–		– 0	–		– 0	–

Total	$6,204		$(5,347)			$(857)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$3,644	$	– 0	–	$	– 0	–	$	– 0	–		$3,644
Barclays Bank PLC	26,799		(5,332)			– 0	–		– 0	–		21,467
Citibank, NA	65,855		(38,559)			– 0	–		– 0	–		27,296
Credit Suisse International	20,363		(20,363)			– 0	–		– 0	–		– 0	–
Deutsche Bank AG	39,462		– 0	–		– 0	–		– 0	–		39,462
Goldman Sachs Bank USA/Goldman Sachs International	256,081		(237,972)			– 0	–		– 0	–		18,109
JPMorgan Chase Bank, NA	50,638		(50,638)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	13,787		(11,331)			– 0	–		– 0	–		2,456

Total	$476,629		$(364,195)		$	– 0	–	$	– 0	–		$112,434	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2017, the Portfolio had no transactions in reverse repurchase agreements.

4. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional

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investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, and may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio may receive an additional funding fee.

Unfunded loan commitments and funded loans are marked to market daily.

During the six months ended April 30, 2017, the Portfolio had no bridge loan commitments outstanding.

During the six months ended April 30, 2017, the Portfolio had no commitments outstanding and received no commitment fees or additional funding fees.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares					Amount
	Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)		Year Ended August 31, 2016		Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)			Year Ended August 31, 2016

Class A(b)
Shares sold	517,550	39,040		106,432		$4,950,651		$368,413		$996,211

Shares issued in reinvestment of dividends	5,744	585		630		55,402		5,529		5,916

Shares redeemed	(218,818)	(20,179)		(1,136)		(2,102,564)		(191,313)		(10,687)

Net increase	304,476	19,446		105,926		$2,903,489		$182,629		$991,440

Class C(b)
Shares sold	24,995	18,904		19,881		$240,232		$179,153		$186,096

Shares issued in reinvestment of dividends	771	105		87		7,402		997		816

Shares redeemed	(2,053)	(106)		– 0	–	(19,702)		(995)		– 0	–

Net increase	23,713	18,903		19,968		$227,932		$179,155		$186,912

Advisor Class(b)
Shares sold	189,363	73,845		217,581		$1,806,822		$699,053		$2,039,971

Shares issued in reinvestment of dividends	5,337	1,480		1,146		51,373		13,990		10,763

Shares redeemed	(130,930)	(4,951)		(209)		(1,233,543)		(46,563)		(1,957)

Net increase	63,770	70,374		218,518		$624,652		$666,480		$2,048,777

Class R(b)
Shares sold	2,978	59		3,196		$28,917		$560		$29,918

Shares issued in reinvestment of dividends	73	14		14		706		137		130

Net increase	3,051	73		3,210		$29,623		$697		$30,048

Class K(b)
Shares sold	2	– 0	–	1,000		$17	$	– 0	–	$9,364

Net increase	2	– 0	–	1,000		$17	$	– 0	–	$9,364

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares						Amount
	Six Months Ended April 30, 2017 (unaudited)		September 1, 2016 to October 31, 2016(a)		Year Ended August 31, 2016		Six Months Ended April 30, 2017 (unaudited)		September 1, 2016 to October 31, 2016(a)			Year Ended August 31, 2016

Class I(b)
Shares sold	10,335		– 0	–	1,790,331		$99,274		$	– 0	–	$16,762,629

Shares issued in reinvestment of dividends	123		– 0	–	– 0	–	1,195			– 0	–	– 0	–

Shares redeemed	(534)		– 0	–	– 0	–	(5,143)			– 0	–	– 0	–

Net increase	9,924		– 0	–	1,790,331		$95,326		$	– 0	–	$16,762,629

Class Z
Shares sold	30,255		– 0	–	247,023		$289,924		$	– 0	–	$2,284,326

Shares issued in reinvestment of dividends	142,841		51,603		1,887,844		1,367,100			487,381		17,643,285

Shares issued in connection with the Reorganization	– 0	–	– 0	–	7,289,875		– 0	–		– 0	–	68,233,326

Shares redeemed	(7,030,501)		(342,633)		(34,787,674)		(68,012,536)			(3,241,490)		(329,611,824)

Net decrease	(6,857,405)		(291,030)		(25,362,932)		$(66,355,512)			$(2,754,109)		$(241,450,887)

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

(b)	Inception date of July 26, 2016.

At April 30, 2017, the Adviser owned 67% of the Portfolio’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Portfolio’s performance.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject

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to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk— Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

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Diversification Risk—The Portfolio may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Portfolio’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended October 31, 2016, year ended August 31, 2016 and year ended August 31, 2015 were as follows:

	October 2016	August 2016	August 2015
Distributions paid from:
Ordinary income	$636,717	$17,740,058	$24,694,123

Total taxable distributions paid	$636,717	$17,740,058	$24,694,123

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$211,079
Accumulated capital and other losses	(22,535,343	)(a)
Unrealized appreciation/(depreciation)	(1,332,781	)(b)

Total accumulated earnings/(deficit)	$(23,657,045	)(c)

(a)	As of October 31, 2016, the Portfolio had net capital loss carryforward of $22,535,343

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to the tax treatment of defaulted securities and dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These postenactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation. As of October 31, 2016, the Portfolio had a net short-term capital loss of $6,348,256 and a net long-term capital loss carryforward of $3,720,194 which may be carried forward for an indefinite period. The utilization of some of these losses could potentially be subject to merger related limitations under the Internal Revenue Code. The fund also has a net pre-enactment short term capital loss carryforward of $12,466,893 which will expire in 2017.

NOTE I

Merger and Reorganization

At a meeting held May 3-5, 2016, the Board, on behalf of the Portfolio, and the Board of Trustees of the Accounting Survivor, approved the Reorganization Agreement providing for the tax-free acquisition by the Portfolio of the assets and liabilities of the Accounting Survivor. The acquisition was completed at the close of business July 26, 2016. The Portfolio’s fiscal year end changed to October 31, effective in 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Accounting Survivor’s shares were transferred in exchange for the Portfolio’s Class Z shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization	Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization		Aggregate net assets immediately after the Reorganization
Accounting Survivor	7,254,378	– 0	–	$68,233,326	+	$	– 0	–
The Portfolio	2,097,920	9,387,795		$19,642,348	++		$87,875,674

+	Includes undistributed net investment income of $404,396 and unrealized depreciation on investments of $1,497,163, with a fair value of $60,408,577 and identified cost of $61,905,740.

++	Includes unrealized depreciation of $370,906.

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received from the Accounting Survivor was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE K

Recent Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE L

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44	$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.22	.08	#	.05
Net realized and unrealized gain on investment and foreign currency transactions	.23	.01	.07	†
Contributions from Affiliates	.00	(e)	– 0	–	– 0	–

Net increase in net asset value from operations	.45	.09	.12

Less: Dividends
Dividends from net investment income	(.22)	(.07)	(.04)

Net asset value, end of period	$ 9.69	$ 9.46	$ 9.44

Total Return
Total investment return based on net asset value(f)	4.96	%*	0.90	%#	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,166	$1,186	$1,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)^	.96%	1.03%	1.06%
Expenses, before waivers/reimbursements(g)(h)^	1.87%	3.25%	2.71%
Net investment income(d)^	4.59%	4.81	%#	5.13%
Portfolio turnover rate	30%	9%	44%

See footnote summary on pages 103-104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44	$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.19	.06 #	.04
Net realized and unrealized gain on investment and foreign currency transactions	.24	.01	.08 †

Net increase in net asset value from operations	.43	.07	.12

Less: Dividends
Dividends from net investment income	(.19)	(.05)	(.04)

Net asset value, end of period	$ 9.70	$ 9.46	$ 9.44

Total Return
Total investment return based on net asset value(f)	4.59%*	.78%#	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$607	$368	$188
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)^	1.72%	1.78%	1.81%
Expenses, before waivers/reimbursements(g)(h)^	2.70%	4.29%	3.47%
Net investment income(d)^	3.98%	4.15%#	4.36%
Portfolio turnover rate	30%	9%	44%

See footnote summary on pages 103-104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44	$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.23	.08 #	.05
Net realized and unrealized gain on investment and foreign currency transactions	.25	.01	.08 †

Net increase in net asset value from operations	.48	.09	.13

Less: Dividends
Dividends from net investment income	(.24)	(.07)	(.05)

Net asset value, end of period	$ 9.70	$ 9.46	$ 9.44

Total Return
Total investment return based on net asset value(f)	5.10%*	.94%‡#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,420	$2,733	$2,063
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)^	.72%	.78%	.81%
Expenses, before waivers/reimbursements(g)(h)^	1.67%	3.18%	2.41%
Net investment income(d)^	4.95%	4.90%#	5.30%
Portfolio turnover rate	30%	9%	44%

See footnote summary on pages 103-104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44	$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.21	.07 #	.04
Net realized and unrealized gain on investment and foreign currency transactions	.23	.01	.08 †

Net increase in net asset value from operations	.44	.08	.12

Less: Dividends
Dividends from net investment income	(.21)	(.06)	(.04)

Net asset value, end of period	$ 9.69	$ 9.46	$ 9.44

Total Return
Total investment return based on net asset value(f)	4.85%*	.86%‡#	1.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61	$31	$30
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)^	1.22%	1.28%	1.30%
Expenses, before waivers/reimbursements(g)(h)^	2.09%	3.14%	2.70%
Net investment income(d)^	4.48%	4.48%#	4.80%
Portfolio turnover rate	30%	9%	44%

See footnote summary on pages 103-104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44	$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.22	.08 #	.05
Net realized and unrealized gain on investment and foreign currency transactions	.25	.01	.07†

Net increase in net asset value from operations	.47	.09	.12

Less: Dividends
Dividends from net investment income	(.23)	(.07)	(.04)

Net asset value, end of period	$ 9.70	$ 9.46	$ 9.44

Total Return
Total investment return based on net asset value(f)	4.98%*	.91%‡#	1.33%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10	$9	$9
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)^	.99%	1.03%	1.05%
Expenses, before waivers/reimbursements(g)(h)^	1.75%	2.67%	2.38%
Net investment income(d)^	4.73%	4.74%#	5.12%
Portfolio turnover rate	30%	9%	44%

See footnote summary on pages 103-104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	July 26, 2016(b) to August 31, 2016

Net asset value, beginning of period	$ 9.46	$ 9.44	$ 9.36

Income From Investment Operations
Net investment income(c)(d)	.24	.08 #	.05
Net realized and unrealized gain on investment and foreign currency transactions	.24	.01	.08 †

Net increase in net asset value from operations	.48	.09	.13

Less: Dividends
Dividends from net investment income	(.24)	(.07)	(.05)

Net asset value, end of period	$ 9.70	$ 9.46	$ 9.44

Total Return
Total investment return based on net asset value(f)	5.10%*	.94%‡#	1.35%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,456	$16,936	$16,899
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)^	.73%	.78%	.81%
Expenses, before waivers/reimbursements(g)(h)^	1.46%	2.39%	2.06%
Net investment income(d)^	4.97%	4.97%#	5.38%
Portfolio turnover rate	30%	9%	44%

See footnote summary on pages 103-104.

abfunds.com	AB HIGH YIELD PORTFOLIO | 101

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2017 (unaudited)		September 1, 2016 to October 31, 2016(a)		Year Ended August 31,
					2016(i)		2015(i)	2014(i)	2013(i)	2012(i)

Net asset value, beginning of period	$ 9.45		$ 9.43		$ 9.87		$ 10.85	$ 10.33	$ 10.26	$ 9.66

Income From Investment Operations
Net investment income(c)	.24	(d)	.08	(d)#	.60	(d)	.67	.72	.75	.76
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.24		.01		(.04)		(.91 )†	.53†	.18†	.53†

Net increase (decrease) in net asset value from operations	.48		.09		.56		(.24)	1.25	.93	1.29

Less: Dividends
Dividends from net investment income	(.24)		(.07)		(1.00)		(.74)	(.73)	(.86)	(.69)

Net asset value, end of period	$ 9.69		$ 9.45		$ 9.43		$ 9.87	$ 10.85	$ 10.33	$ 10.26

Total Return
Total investment return based on net asset value(f)	5.11	%*	.94	%‡#	6.19	%*	(2.27)%*	12.44%	9.24%	13.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$372		$65,177		$67,780		$322,839	$364,934	$366,553	$397,208
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(g)(h)	.73	%^	.78	%^	.25%		.13%	.11%	.09%	.07%
Expenses, before waivers/reimbursements(g)(h)	1.42	%^	2.39	%^	.30%		.13%	.11%	.09%	.07%
Net investment income	4.99	%^	4.96	%(d)^#	6.41	%(d)	6.45%	6.68%	7.15%	7.87%
Portfolio turnover rate	30%		9%		44%		51%	54%	63%	57%

See footnote summary on pages 103-104.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	The Portfolio changed its fiscal year end from August 31 to October 31.

(b)	Inception date.

(c)	Based on average shares outstanding.

(d)	Net of fees and expenses waived and reimbursed by the Adviser.

(e)	Amount is less than $.005.

(f)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(g)	The expense ratios presented below exclude interest expense:

	Six Months Ended April 30, 2017 (unaudited)	September 1, 2016 to October 31, 2016(a)	Year Ended August 31,
			2016	2015	2014	2013	2012

Class A
Net of waivers/reimbursements^	.96%	N/A	1.05%
Before waivers/reimbursements^	1.86%	N/A	2.70%
Class C
Net of waivers/reimbursements^	1.72%	N/A	1.80%
Before waivers/reimbursements^	2.69%	N/A	3.46%
Advisor Class
Net of waivers/reimbursements^	.72%	N/A	.80%
Before waivers/reimbursements^	1.66%	N/A	2.40%
Class R
Net of waivers/reimbursements^	1.22%	N/A	1.30%
Before waivers/reimbursements^	2.09%	N/A	2.70%
Class K
Net of waivers/reimbursements^	.99%	N/A	1.05%
Before waivers/reimbursements^	1.75%	N/A	2.38%
Class I
Net of waivers/reimbursements^	.73%	N/A	.80%
Before waivers/reimbursements^	1.46%	N/A	2.06%
Class Z
Net of waivers/reimbursements	.73%^	N/A	.25%	N/A	N/A	.09%	N/A
Before waivers/reimbursements	1.42%^	N/A	.29%	N/A	N/A	.09%	N/A

(h)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2017 and year ended October 31, 2016, such waiver amounted to 0.01% and 0.02%, respectively, annualized for the Portfolio.

abfunds.com	AB HIGH YIELD PORTFOLIO | 103

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(i)	On the date of Reorganization, the accounting and performance history of the Accounting Survivor was retained as that of the Portfolio (see Note A). As a result, the per share table has been adjusted for the prior periods presented to reflect the transaction. The conversion ratio used was 1.00489316, as the Accounting Survivor’s NAV was $9.4058 while the Portfolio’s NAV was $9.36 on the date of Reorganization.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Portfolio’s change in net realized and unrealized gain (loss) on investment transactions for the period.

^	Annualized.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the six months ended April 30, 2017 and years ended August 31, 2016 and August 31, 2015 by 0.06%, 0.02% and 0.09%, respectively.

‡	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

#	For the year ended October 31, 2016 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .003	.20%	.03%

See notes to financial statements.

104 | AB HIGH YIELD PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Gershon M. Distenfeld(2) , Vice President Sherif M. Hamid(2) , Vice President Ivan Rudolph-Shabinsky(2), Vice President	Ashish C. Shah(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by the High Yield Investment Team. Messrs. Distenfeld, Hamid, Rudolph-Shabinksy and Shah are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB HIGH YIELD PORTFOLIO | 105

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB High Yield Portfolio (the “Portfolio”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material

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factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

abfunds.com	AB HIGH YIELD PORTFOLIO | 107

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective January 1, 2017) with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and

108 | AB HIGH YIELD PORTFOLIO	abfunds.com

any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund is for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective January 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an

abfunds.com	AB HIGH YIELD PORTFOLIO | 109

independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

110 | AB HIGH YIELD PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

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ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB HIGH YIELD PORTFOLIO | 111

NOTES

112 | AB HIGH YIELD PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB HIGH YIELD PORTFOLIO | 113

NOTES

114 | AB HIGH YIELD PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB HIGH YIELD PORTFOLIO | 115

NOTES

116 | AB HIGH YIELD PORTFOLIO	abfunds.com

AB HIGH YIELD PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

HY-0152-0417

APR    04.30.17

SEMI-ANNUAL REPORT

AB INCOME FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Income Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INCOME FUND | 1

SEMI-ANNUAL REPORT

June 14, 2017

This report provides management’s discussion of fund performance for AB Income Fund for the semi-annual reporting period ended April 30, 2017.

The investment objective of the Fund is to seek high current income consistent with preservation of capital.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB INCOME FUND
Class A Shares	3.57%	6.33%
Class C Shares	3.16%	5.64%
Advisor Class Shares[1]	3.69%	6.73%
Bloomberg Barclays US Aggregate Bond Index	-0.67%	0.83%

1	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2017.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. During the six-month period, sector allocation contributed relative to the benchmark, primarily because of exposures to agency risk-sharing transactions, high-yield corporates and collateralized mortgage obligations. An underweight to agency mortgages also added to performance; however, an underweight position in investment-grade corporates and overweight in Treasuries took back some of these gains. Security selection within high-yield and investment-grade corporates bolstered returns further. Currency investments were positive because of long positions in the Russian ruble and Brazilian real. An underweight in the offshore Chinese renminbi detracted. The Fund’s shorter-than-benchmark duration contributed, as interest rates rose through the period. Country selection did not have a significant impact on overall performance.

During the 12-month period, sector positioning contributed most to relative performance. Gains from an overweight position in high-yield corporates, as well as exposures to agency risk-sharing transactions and collateralized

2 | AB INCOME FUND	abfunds.com

mortgage obligations, more than offset losses from an overweight in Treasuries. Although an underweight to investment-grade corporates detracted, beneficial security selection within the sector offset these losses. Currency allocation also contributed, primarily because of long positions in the Brazilian real and Russian ruble. A long position in the Swedish krona detracted. Country selection (a result of bottom-up security analysis combined with fundamental research) was positive, benefiting from an exposure to Brazil. Yield-curve positioning detracted in the period.

During both periods, the Fund utilized derivatives in the form of futures to manage and hedge duration risk and/or take active yield-curve positioning. Currency forwards and currency options, both written and purchased, were used to hedge foreign currency exposure and to take active currency risk. Purchased and written exchange-traded fund options and index options were used in an effort to add alpha through different strategies, including but not limited to relative value, put spreads, and call spreads. Written swaptions were used as hedging tools against other active equity-like risks in the Fund as well as to take active risk through high-yield exposure. Credit default swaps, both single name and index, were used to create synthetic exposure in investment grade and high-yield credit risk. Interest rate swaps were used to hedge duration risk. Total return swaps were used to create high-yield exposure. Variance swaps were used to add alpha to the Fund by capturing risk premiums that are similar to high-yield exposure elsewhere in the Fund.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets rallied over the 12-month period, but were volatile in the latter half of the period. Political events had a significant impact on bond markets during both periods. In the US, Donald Trump’s presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets, though uncertainty regarding the specific details remained high. UK Prime Minister Theresa May surprised investors when she called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The benign first-round outcome of the French presidential elections quelled some geopolitical uncertainty and renewed appetite for risk assets. Markets, especially in Europe, rallied on the news. The 10-year US Treasury yield rose almost half a percent to end higher at 2.28%. The 10-year German bund yield also rose through both periods, though only modestly in the latter, ending at 0.32%.

European central banks generally maintained an easing bias through the 12-month period, while the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008. Accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Yields in developed markets had varying performance in both periods, generally rising in the US, Japan and Canada, and moving in different directions elsewhere, though longer maturities broadly rose. Developed-market treasuries, investment-grade credit securities and emerging-market

abfunds.com	AB INCOME FUND | 3

local-currency government bonds rebounded over the 12-month period, but experienced volatility in the latter half. Global high yield rallied in both periods, during which sector performance was almost uniformly positive; energy and basics were the best performers in each period, benefiting from oil price increases. Consumer-related sectors generally lagged the rising markets, with pharmaceuticals one of the few sectors to fall in both periods.

INVESTMENT POLICIES

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in income-producing securities. The Fund also normally invests at least 65% of its total assets in securities of US and foreign governments, their agencies or instrumentalities and repurchase agreements relating to US government securities.

The Fund normally invests at least 65% of its total assets in US dollar-denominated securities. The Fund may also invest up to 35% of its total assets in non-government fixed-income securities, including corporate debt securities, non-government mortgage-backed and other asset-backed securities, certificates of deposit and commercial paper. The Fund may invest up to 35% of its net assets in below investment-grade securities (commonly known as “junk bonds”). The Fund may invest no more than 25% of its total assets in securities of issuers in any one country other than the US. The Fund’s investments in foreign securities may include investments in securities of emerging-market countries or of issuers in emerging markets.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risks and return characteristics as well as the securities’ impact on the overall risks and return characteristics of the Fund. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Fund’s other holdings. The Fund may invest in fixed-income securities with any maturity or duration.

The Fund utilizes derivatives, such as options, futures contracts, forwards and swaps to a significant extent. The Fund may, for example, use credit default, interest rate and total return swaps to establish exposure to the fixed-income markets or particular fixed-income securities. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure. The Fund may also enter into transactions such as reverse repurchase agreements that are similar to borrowings for investment purposes. The Fund’s use of derivatives and these borrowing transactions may create aggregate exposure that is substantially in excess of its net assets, effectively leveraging the Fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The index is not leveraged, whereas the Fund utilizes leverage. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity. These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to the full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline, as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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DISCLOSURES AND RISKS (continued)

Mortgage-Backed and/or Other Asset-Backed Securities Risk: Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INCOME FUND | 7

DISCLOSURES AND RISKS (continued)

The Fund commenced operations on April 22, 2016. The Fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”), effective at the close of business on April 21, 2016 (the “Reorganization”). The Fund has the same investment objective that the Predecessor Fund had and similar investment strategies and policies. In addition, the Fund has higher expenses (including transfer agency and shareholder servicing fees), and a different advisory fee arrangement than the Predecessor Fund had.

Performance information prior to April 22, 2016 shown in this report reflects the historical performance of the Predecessor Fund based on its NAV. Such performance information may not be representative of performance the Fund would have achieved as an open-end fund under its current investment strategies and policies and expense levels.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	6.33%	1.76%
Since Inception[1]	6.64%	2.28%
CLASS C SHARES
1 Year	5.64%	4.64%
Since Inception[1]	5.95%	5.95%
ADVISOR CLASS SHARES[2]
1 Year	6.73%	6.73%
5 Years	4.90%	4.90%
10 Years	6.91%	6.91%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.25%, 2.03% and 0.86% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses and brokerage commissions and other transaction costs to 0.77%, 1.52% and 0.52% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before April 22, 2018. Any fees waived and expense borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the expense reimbursement. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/21/2016.

2	Advisor Class shares are offered at NAV to eligible investors; their SEC returns include a redemption fee as noted above. With respect to Advisor Class shares, performance returns for the periods prior to April 22, 2016 are based on the NAV per share of the Predecessor Fund. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
Since Inception[1]	0.55%
CLASS C SHARES
Since Inception[1]	3.46%
ADVISOR CLASS SHARES[2]
1 Year	5.71%
5 Years	4.93%
10 Years	6.90%

1	Inception date: 4/21/2016.

2	With respect to Advisor Class shares, performance returns for the periods prior to April 22, 2016 are based on the NAV per share of the Predecessor Fund. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund, or through other limited or special arrangements approved by the Adviser, such as purchases by shareholders of the Fund’s Predecessor Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,035.70	$5.60	1.11%
Hypothetical**	$1,000	$1,019.29	$5.56	1.11%
Class C
Actual	$1,000	$1,031.60	$9.37	1.86%
Hypothetical**	$1,000	$1,015.57	$9.30	1.86%
Advisor Class
Actual	$1,000	$1,036.90	$4.39	0.87%
Hypothetical**	$1,000	$1,020.48	$4.36	0.87%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,079.7

1	All data are as of April 30, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following types: Bank Loans, Common Stocks, Governments–Sovereign Bonds, Investment Companies, Local Governments–Regional Bonds, Local Governments–US Municipal Bonds, Mortgage Pass-Throughs, Options Purchased–Calls, Options Purchased–Puts, Preferred Stocks, Quasi-Sovereigns and Warrants.

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PORTFOLIO SUMMARY (continued)

April 30, 2017 (unaudited)

1	All data are as of April 30, 2017. The Fund’s country breakdown is expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.3% or less in the following countries: Angola, Australia, Bahrain, Barbados, Colombia, Dominican Republic, Ecuador, Germany, Guatemala, Honduras, India, Italy, Ivory Coast, Jamaica, Kenya, Luxembourg, Netherlands, Nigeria, Norway, Peru, Switzerland and Zambia.

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PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 84.4%
Indonesia – 0.2%
Indonesia Treasury Bond Series FR70 8.375%, 3/15/24	IDR	29,100,000	$2,335,259

Mexico – 1.2%
Mexican Bonos Series M 6.50%, 6/10/21	MXN	64,621	3,361,844
Series M 10 8.50%, 12/13/18		172,402	9,384,594

			12,746,438

Russia – 0.7%
Russian Federal Bond – OFZ Series 6209 7.60%, 7/20/22	RUB	30,319	533,627
Series 6212 7.05%, 1/19/28		149,874	2,531,250
Series 6217 7.50%, 8/18/21		289,562	5,059,079

			8,123,956

South Africa – 1.2%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	151,990	12,690,595

United States – 81.1%
U.S. Treasury Bonds 3.125%, 8/15/44(a)	U.S.$	70,188	72,556,845
6.25%, 5/15/30(a)		143,000	204,557,031
6.375%, 8/15/27(a)		103,724	142,393,604
6.50%, 11/15/26		12,276	16,735,641
7.125%, 2/15/23		10,600	13,606,094
8.00%, 11/15/21(b)		52,000	66,072,500
8.125%, 8/15/21		23,658	29,868,225
8.75%, 8/15/20		19,350	23,812,594
U.S. Treasury Notes 1.75%, 12/31/20		41,636	41,818,157
2.125%, 8/31/20(a)(b)		65,439	66,645,430
2.125%, 1/31/21-9/30/21		61,272	62,279,250
2.375%, 12/31/20		10,056	10,327,826
3.125%, 5/15/21(b)		57,725	60,935,953
3.50%, 5/15/20(b)		23,011	24,391,660
3.625%, 2/15/21(b)(c)		36,605	39,281,740

			875,282,550

Total Governments – Treasuries (cost $888,672,869)			911,178,798

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CORPORATES – NON-INVESTMENT GRADE – 9.5%
Industrial – 7.0%
Basic – 0.7%
Anglo American Capital PLC 4.75%, 4/10/27(d)	U.S.$	655	$674,892
ArcelorMittal 7.75%, 10/15/39		1,846	2,112,304
CF Industries, Inc. 4.95%, 6/01/43		492	409,526
5.375%, 3/15/44		371	322,106
ERP Iron Ore, LLC 9.03%, 12/31/19(e)(f)(g)		255	255,154
Joseph T Ryerson & Son, Inc. 11.00%, 5/15/22(d)		1,175	1,325,788
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18(h)(i)(j)		1,407	141
Novelis Corp. 5.875%, 9/30/26(d)		420	431,172
Sealed Air Corp. 6.875%, 7/15/33(d)		746	810,909
SPCM SA 4.875%, 9/15/25(d)		913	924,093
Teck Resources Ltd. 8.50%, 6/01/24(d)		151	174,955
Valvoline, Inc. 5.50%, 7/15/24(d)		381	404,328

			7,845,368

Capital Goods – 0.2%
Apex Tool Group LLC 7.00%, 2/01/21(d)		975	904,732
Bombardier, Inc. 8.75%, 12/01/21(d)		800	889,600

			1,794,332

Communications - Media – 0.6%
Altice Luxembourg SA 7.75%, 5/15/22(d)		817	866,780
CCO Holdings LLC/CCO Holdings Capital Corp. 5.50%, 5/01/26(d)		1,722	1,803,847
iHeartCommunications, Inc. 9.00%, 12/15/19-3/01/21		1,505	1,164,804
SFR Group SA 6.25%, 5/15/24(d)		766	792,986
Virgin Media Finance PLC 5.25%, 2/15/22		2,246	2,037,975

			6,666,392

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Communications - Telecommunications – 0.8%
Frontier Communications Corp. 8.75%, 4/15/22	U.S.$	919	$887,791
10.50%, 9/15/22		510	512,744
Intelsat Jackson Holdings SA 7.25%, 4/01/19		2,111	2,035,131
Sprint Corp. 7.625%, 2/15/25		1,315	1,466,646
Uniti Group, Inc./CSL Capital LLC 8.25%, 10/15/23		1,214	1,296,345
Windstream Services LLC 7.50%, 4/01/23		1,000	943,610
7.75%, 10/01/21(a)		1,070	1,075,157

			8,217,424

Consumer Cyclical - Automotive – 0.6%
Adient Global Holdings Ltd. 4.875%, 8/15/26(d)		609	609,962
BCD Acquisition, Inc. 9.625%, 9/15/23(d)		966	1,040,247
Cooper-Standard Automotive, Inc. 5.625%, 11/15/26(d)		905	920,494
Exide Technologies 7.00%, 4/30/25(e)(g)(h)(k)		178	88,550
Series AI 7.00%, 4/30/25(f)(g)(k)		2,508	1,247,613
11.00%, 4/30/20(g)(l)		2,941	2,264,553

			6,171,419

Consumer Cyclical - Other – 0.2%
Shea Homes LP/Shea Homes Funding Corp. 6.125%, 4/01/25(d)		697	707,469
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp. 5.875%, 5/15/25(d)		561	563,558
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.875%, 4/15/23(d)		1,008	1,076,615

			2,347,642

Consumer Cyclical - Restaurants – 0.1%
Stonegate Pub Co. Financing PLC 4.875%, 3/15/22(d)	GBP	496	645,631

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PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Neiman Marcus Group Ltd. LLC 8.00%, 10/15/21(d)	U.S.$	852	$499,170
PetSmart, Inc. 7.125%, 3/15/23(d)		133	121,420

			620,590

Consumer Non-Cyclical – 1.3%
BI-LO LLC/BI-LO Finance Corp. 8.625%, 9/15/18(d)(g)		780	399,625
CHS/Community Health Systems, Inc. 6.875%, 2/01/22		1,646	1,361,802
Endo Dac/Endo Finance LLC/Endo Finco, Inc. 6.00%, 7/15/23-2/01/25(d)		1,734	1,514,016
Envision Healthcare Corp. 6.25%, 12/01/24(d)		1,322	1,391,220
HCA, Inc. 4.50%, 2/15/27		313	316,277
5.25%, 6/15/26		548	586,524
Horizon Pharma, Inc./Horizon Pharma USA, Inc. 8.75%, 11/01/24(d)		566	590,225
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.50%, 4/15/25(d)		1,190	1,085,613
5.625%, 10/15/23(d)		118	111,252
Post Holdings, Inc. 5.00%, 8/15/26(d)		2,004	1,996,084
Tenet Healthcare Corp. 7.50%, 1/01/22(d)		396	423,067
8.125%, 4/01/22		859	872,598
Valeant Pharmaceuticals International, Inc. 4.50%, 5/15/23(d)	EUR	1,800	1,380,008
6.125%, 4/15/25(d)	U.S.$	2,277	1,683,659
6.50%, 3/15/22(d)		740	757,242

			14,469,212

Energy – 1.0%
Berry Petroleum Co. LLC 6.375%, 9/15/22(e)(f)		1,904	– 0	–
Chesapeake Energy Corp. 6.625%, 8/15/20		1,345	1,357,132
Covey Park Energy LLC/FI 7.50%, 5/15/25(d)		409	409,000
Denbury Resources, Inc. 4.625%, 7/15/23		332	227,828
5.50%, 5/01/22		1,049	782,292

abfunds.com	AB INCOME FUND | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EP Energy LLC/Everest Acquisition Finance, Inc. 9.375%, 5/01/20	U.S.$	282	$267,195
Golden Energy Offshore Services AS 5.00%, 12/31/17(h)	NOK	14,977	697,721
Gulfport Energy Corp. 6.375%, 5/15/25(d)	U.S.$	623	619,549
Murphy Oil USA, Inc. 5.625%, 5/01/27		67	68,414
Paragon Offshore PLC 6.75%, 7/15/22(d)(i)(j)		849	139,024
7.25%, 8/15/24(d)(i)(j)		3,230	528,912
Rowan Cos., Inc. 5.40%, 12/01/42		436	324,236
SandRidge Energy, Inc. 7.50%, 2/15/23(e)(f)(j)		1,259	– 0	–
SM Energy Co. 6.50%, 1/01/23		731	741,292
Transocean, Inc. 9.00%, 7/15/23(d)		2,375	2,539,825
Vantage Drilling International 7.125%, 4/01/23(e)(f)(j)		3,068	– 0	–
10.00%, 12/31/20(f)		91	88,270
10.00%, 12/31/20(h)		77	74,690
Weatherford International Ltd. 9.875%, 2/15/24(d)		1,346	1,568,790
Whiting Petroleum Corp. 5.00%, 3/15/19		165	166,579
WPX Energy, Inc. 8.25%, 8/01/23		250	279,435

			10,880,184

Other Industrial – 0.4%
American Tire Distributors, Inc. 10.25%, 3/01/22(d)		1,761	1,809,674
Laureate Education, Inc. 8.25%, 5/01/25(d)		2,096	2,153,829

			3,963,503

Services – 0.3%
APX Group, Inc. 8.75%, 12/01/20		1,022	1,062,175
Carlson Travel, Inc. 6.75%, 12/15/23(d)		237	243,811
Gartner, Inc. 5.125%, 4/01/25(d)		419	433,799
Prime Security Services Borrower LLC/Prime Finance, Inc. 9.25%, 5/15/23(d)		968	1,056,979
Team Health Holdings, Inc. 6.375%, 2/01/25(d)		692	668,811

			3,465,575

18 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Technology – 0.2%
Avaya, Inc. 7.00%, 4/01/19(h)(i)(j)	U.S.$	1,985	$1,662,437
10.50%, 3/01/21(h)(i)(j)		720	108,900
Symantec Corp. 5.00%, 4/15/25(d)		573	591,600

			2,362,937

Transportation - Services – 0.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)(d)		1,121	1,057,529
Hertz Corp. (The) 5.50%, 10/15/24(a)(d)		1,478	1,272,794
United Rentals North America, Inc. 5.50%, 5/15/27		1,302	1,337,180
XPO CNW, Inc. 6.70%, 5/01/34		2,134	2,002,994

			5,670,497

			75,120,706

Financial Institutions – 2.2%
Banking – 2.0%
Barclays Bank PLC 6.86%, 6/15/32(d)(m)		656	748,116
Citigroup, Inc. 5.95%, 1/30/23(m)		2,055	2,162,127
Credit Agricole SA 7.875%, 1/23/24(d)(m)		771	825,209
8.125%, 12/23/25(d)(m)		1,550	1,713,664
Credit Suisse Group AG 6.25%, 12/18/24(d)(m)		640	667,149
7.50%, 12/11/23(d)(m)		1,428	1,584,680
Intesa Sanpaolo SpA 5.017%, 6/26/24(d)		1,462	1,397,643
Lloyds Banking Group PLC 7.50%, 6/27/24(m)		1,108	1,197,582
Macquarie Bank Ltd./London 6.125%, 3/08/27(d)(m)		200	202,850
Royal Bank of Scotland Group PLC 6.10%, 6/10/23		1,819	1,960,682
Series U 7.64%, 9/30/17(a)(m)		2,200	2,057,682
Societe Generale SA 8.00%, 9/29/25(d)(m)		595	638,554
8.25%, 11/29/18(d)(m)		1,824	1,936,285

abfunds.com	AB INCOME FUND | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Standard Chartered PLC 2.68% (LIBOR 3 Month + 1.51%), 1/30/27(d)(m)(n)	U.S.$	300	$252,006
7.50%, 4/02/22(d)(m)		1,278	1,363,307
7.75%, 4/02/23(d)(m)		265	282,318
Suntrust Banks, Inc. Series G 5.05%, 6/15/22(m)		838	839,902
UBS Group AG 7.125%, 8/10/21(d)(m)		1,863	2,006,488

			21,836,244

Finance – 0.1%
Navient Corp. 6.50%, 6/15/22		867	896,096
8.00%, 3/25/20		422	464,749

			1,360,845

Other Finance – 0.1%
Creditcorp 12.00%, 7/15/18(h)		1,199	1,031,140

			24,228,229

Utility – 0.3%
Electric – 0.3%
Dynegy, Inc. 7.375%, 11/01/22		1,445	1,387,128
GenOn Energy, Inc. 9.50%, 10/15/18		1,047	652,281
Talen Energy Supply LLC 4.60%, 12/15/21(a)		965	754,504

			2,793,913

Natural Gas – 0.0%
NGL Energy Partners LP/NGL Energy Finance Corp. 7.50%, 11/01/23(d)		214	214,011

			3,007,924

Total Corporates – Non-Investment Grade (cost $110,283,413)			102,356,859

COLLATERALIZED MORTGAGE OBLIGATIONS – 9.0%
Risk Share Floating Rate – 6.3%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.491% (LIBOR 1 Month + 4.50%), 4/25/26(h)(n)		2,179	2,194,334

20 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN1, Class M2 8.141% (LIBOR 1 Month + 7.15%), 7/25/23(n)	U.S.$	3,250	$4,004,966
Series 2013-DN2, Class M2 5.241% (LIBOR 1 Month + 4.25%), 11/25/23(n)		5,605	6,180,006
Series 2014-DN1, Class M3 5.491% (LIBOR 1 Month + 4.50%), 2/25/24(n)		4,455	5,129,649
Series 2014-DN2, Class M3 4.591% (LIBOR 1 Month + 3.60%), 4/25/24(n)		4,170	4,564,044
Series 2014-DN3, Class M3 4.991% (LIBOR 1 Month + 4.00%), 8/25/24(n)		5,065	5,485,524
Series 2014-DN4, Class M3 5.541% (LIBOR 1 Month + 4.55%), 10/25/24(n)		700	771,580
Series 2014-HQ2, Class M3 4.741% (LIBOR 1 Month + 3.75%), 9/25/24(n)		1,010	1,095,713
Series 2015-DN1, Class B 12.491% (LIBOR 1 Month + 11.50%), 1/25/25(n)		456	591,333
Series 2015-DNA2, Class B 8.541% (LIBOR 1 Month + 7.55%), 12/25/27(n)		1,498	1,691,138
Series 2015-DNA2, Class M2 3.591% (LIBOR 1 Month + 2.60%), 12/25/27(n)		3,767	3,856,203
Series 2015-HQA1, Class B 9.791% (LIBOR 1 Month + 8.80%), 3/25/28(n)		1,589	1,797,286
Series 2017-DNA2, Class M2 4.436% (LIBOR 1 Month + 3.45%), 10/25/29(n)		1,168	1,191,798
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C01, Class M2 5.391% (LIBOR 1 Month + 4.40%), 1/25/24(n)		1,606	1,805,118
Series 2014-C04, Class 1M2 5.891% (LIBOR 1 Month + 4.90%), 11/25/24(n)		6,100	6,959,558

abfunds.com	AB INCOME FUND | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C.01, Class 1M2 5.291% (LIBOR 1 Month + 4.30%), 2/25/25(n)	U.S.$	4,026	$4,387,778
Series 2015-C02, Class 2M2 4.991% (LIBOR 1 Month + 4.00%), 5/25/25(n)		895	956,504
Series 2015-C03, Class 1M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(n)		1,215	1,347,583
Series 2015-C03, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(n)		2,720	3,028,408
Series 2016-C05, Class 2B 11.244% (LIBOR 1 Month + 10.75%), 1/25/29(n)		2,750	3,330,388
Series 2016-C07, Class 2B 10.491% (LIBOR 1 Month + 9.50%), 4/25/29(n)		1,193	1,316,655
Series 2017-C02, Class 2M2 4.641% (LIBOR 1 Month + 3.65%), 9/25/29(n)		709	730,891
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.241% (LIBOR 1 Month + 4.25%), 11/25/24(h)(n)		1,876	2,013,969
Series 2015-CH1, Class M2 6.491% (LIBOR 1 Month + 5.50%), 10/25/25(d)(n)		2,227	2,373,224
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.241% (LIBOR 1 Month + 5.25%), 11/25/25(h)(n)		934	981,572

			67,785,222

Non-Agency Fixed Rate – 1.7%
Alternative Loan Trust Series 2006-19CB, Class A15 6.00%, 8/25/36		182	158,772
Series 2006-19CB, Class A24 6.00%, 8/25/36		117	101,648
Series 2006-24CB, Class A15 5.75%, 6/25/36		1,766	1,467,199
Series 2006-41CB, Class 2A13 5.75%, 1/25/37		1,473	1,183,934
Series 2007-13, Class A2 6.00%, 6/25/47		2,189	1,869,996

22 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BCAP LLC Trust Series 2009-RR13, Class 17A3 5.877%, 4/26/37(d)	U.S.$	800	$631,575
BNPP Mortgage Securities LLC Trust Series 2009-1, Class B1 6.00%, 8/27/37(d)		1,219	891,188
Citigroup Mortgage Loan Trust Series 2006-4, Class 2A1A 6.00%, 12/25/35		2,994	2,695,808
Series 2007-AR4, Class 1A1A 3.302%, 3/25/37		417	355,406
Countrywide Home Loan Mortgage Pass-Through Trust Series 2007-16, Class A1 6.50%, 10/25/37		1,091	963,369
Series 2007-3, Class A30 5.75%, 4/25/37		1,130	939,276
Series 2007-HY4, Class 1A1 3.148%, 9/25/47		662	610,196
Credit Suisse Mortgage Trust Series 2009-8R, Class 6A2 6.00%, 1/26/38(d)		180	134,349
Series 2010-9R, Class 1A5 4.00%, 8/27/37(d)		938	922,693
CSMC Mortgage-Backed Trust Series 2006-7, Class 3A12 6.25%, 8/25/36		876	730,440
Morgan Stanley Mortgage Loan Trust Series 2005-10, Class 4A1 5.50%, 12/25/35		730	641,213
Nomura Resecuritization Trust Series 2010-5RA, Class 1A7 6.50%, 10/26/37(d)		1,911	1,615,764
Wells Fargo Mortgage Backed Securities Trust Series 2007-AR7, Class A1 3.156%, 12/28/37		3,125	2,874,997

			18,787,823

Agency Fixed Rate – 0.9%
Federal National Mortgage Association REMICs Series 2013-87, Class KI 3.00%, 12/25/37(o)		9,968	974,641
Government National Mortgage Association Series 2016-124, Class IO 4.00%, 9/20/46(o)		42,739	8,401,947

			9,376,588

abfunds.com	AB INCOME FUND | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Non-Agency Floating Rate – 0.1%
Citigroup Mortgage Loan Trust Series 2010-3, Class 2A2 6.00%, 8/25/37(d)	U.S.$	670	$582,978
First Horizon Alternative Mortgage Securities Trust Series 2007-FA2, Class 1A10 1.241% (LIBOR 1 Month + 0.25%), 4/25/37(n)		687	322,241
Lehman XS Trust Series 2007-10H, Class 2AIO 6.017% (7.00% – LIBOR 1 Month), 7/25/37(n)(p)		811	193,964

			1,099,183

Total Collateralized Mortgage Obligations (cost $91,202,235)			97,048,816

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.3%
Non-Agency Fixed Rate CMBS – 4.1%
Banc of America Commercial Mortgage Trust Series 2007-3, Class AJ 5.85%, 6/10/49		1,009	1,014,923
Citigroup Commercial Mortgage Trust Series 2013-GC17, Class D 5.104%, 11/10/46(d)		6,525	6,140,270
Commercial Mortgage Trust Series 2013-CR10, Class D 4.948%, 8/10/46(d)		3,219	2,817,398
Series 2014-LC17, Class D 3.687%, 10/10/47(d)		3,549	2,466,790
Series 2014-UBS5, Class D 3.495%, 9/10/47(d)		1,041	762,416
Series 2015-DC1, Class D 4.498%, 2/10/48(d)		2,730	2,251,998
Csail Commercial Mortgage Trust Series 2015-C2, Class D 4.351%, 6/15/57		4,091	3,019,667
GS Mortgage Securities Trust Series 2012-GC6, Class D 5.841%, 1/10/45(d)		2,652	2,563,586
Series 2013-GC13, Class D 4.201%, 7/10/46(d)		9,440	8,622,510
JP Morgan Chase Commercial Mortgage Securities Trust Series 2012-CBX, Class E 5.388%, 6/15/45(d)		1,863	1,863,002

24 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMBB Commercial Mortgage Securities Trust Series 2015-C32, Class C 4.818%, 11/15/48	U.S.$	1,300	$1,248,979
LB-UBS Commercial Mortgage Trust Series 2007-C7, Class AJ 6.456%, 9/15/45		1,750	1,780,860
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C19, Class D 3.25%, 12/15/47(d)		603	477,730
Wells Fargo Commercial Mortgage Trust Series 2014-LC18, Class D 3.957%, 12/15/47(d)		3,781	3,060,623
WF-RBS Commercial Mortgage Trust Series 2012-C8, Class E 5.063%, 8/15/45(d)		4,000	3,845,714
Series 2014-C23, Class D 4.137%, 10/15/57(d)		2,699	2,138,765

			44,075,231

Non-Agency Floating Rate CMBS – 0.2%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class C 4.944% (LIBOR 1 Month + 3.95%), 11/15/21(d)(n)		1,613	1,614,370
CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.367% (LIBOR 1 Month + 4.60%), 11/15/33(d)(n)		755	757,836

			2,372,206

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-32, Class XM 0.02%, 11/16/45(o)		453	276

Total Commercial Mortgage-Backed Securities (cost $48,734,261)			46,447,713

CORPORATES – INVESTMENT GRADE – 4.1%
Financial Institutions – 2.4%
Banking – 0.6%
BNP Paribas SA 7.195%, 6/25/37(d)(m)		500	556,190
7.625%, 3/30/21(d)(m)		810	883,491

abfunds.com	AB INCOME FUND | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Cooperatieve Rabobank UA 6.625%, 6/29/21(d)(m)	EUR	1,000	$1,206,737
JPMorgan Chase & Co. Series S 6.75%, 2/01/24(m)	U.S.$	2,998	3,378,207

			6,024,625

Insurance – 1.8%
ACE Capital Trust II 9.70%, 4/01/30		750	1,122,757
AIG Life Holdings, Inc. 8.125%, 3/15/46(d)		509	656,610
American International Group, Inc. 8.175%, 5/15/58		2,525	3,252,023
Fairfax Financial Holdings Ltd. 8.30%, 4/15/26		5,000	5,958,100
Great-West Life & Annuity Insurance Capital LP II 3.575% (LIBOR 3 Month + 2.54%), 5/16/46(d)(n)		2,707	2,677,440
MetLife, Inc. 6.40%, 12/15/36		2,033	2,284,706
Pacific Life Insurance Co. 9.25%, 6/15/39(d)		750	1,178,587
Transatlantic Holdings, Inc. 8.00%, 11/30/39		2,122	2,773,603

			19,903,826

			25,928,451

Industrial – 1.3%
Basic – 0.4%
Braskem Finance Ltd. 6.45%, 2/03/24		1,204	1,282,260
GTL Trade Finance, Inc. 5.893%, 4/29/24(d)		2,711	2,748,954
7.25%, 4/16/44(d)		274	271,945
Minsur SA 6.25%, 2/07/24(d)		285	305,662

			4,608,821

Capital Goods – 0.1%
General Electric Co. Series D 5.00%, 1/21/21(m)		1,203	1,272,233

Communications - Media – 0.1%
Myriad International Holdings BV 5.50%, 7/21/25(d)		683	723,126

Communications - Telecommunications – 0.2%
Qwest Corp. 6.875%, 9/15/33		1,275	1,271,328

26 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(d)	U.S.$	1,215	$1,225,692

			2,497,020

Energy – 0.5%
Ecopetrol SA 5.875%, 9/18/23		716	773,781
Hess Corp. 7.30%, 8/15/31		1,598	1,901,444
Kinder Morgan, Inc./DE Series G 7.75%, 1/15/32		1,073	1,358,364
Nabors Industries, Inc. 5.50%, 1/15/23(d)		845	854,929

			4,888,518

Technology – 0.0%
Hewlett Packard Enterprise Co. 6.35%, 10/15/45(q)		336	349,259

			14,338,977

Utility – 0.4%
Electric – 0.4%
ComEd Financing III 6.35%, 3/15/33		3,462	3,635,550

Total Corporates – Investment Grade (cost $38,709,302)			43,902,978

AGENCIES – 3.5%
Agency Debentures – 3.5%
Federal Home Loan Banks 5.50%, 7/15/36		8,695	11,594,782
Federal Home Loan Mortgage Corp. 6.25%, 7/15/32		15,000	21,141,000
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		5,277	4,992,095

Total Agencies (cost $37,373,517)			37,727,877

EMERGING MARKETS – TREASURIES – 3.5%
Argentina – 1.5%
Argentine Bonos del Tesoro 15.50%, 10/17/26	ARS	50,378	3,621,226
16.00%, 10/17/23		75,139	5,236,508
18.20%, 10/03/21		86,600	6,130,502
21.20%, 9/19/18		12,095	802,148

			15,790,384

abfunds.com	AB INCOME FUND | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Brazil – 1.5%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/25	BRL	53,450	$16,791,562

Turkey – 0.5%
Turkey Government Bond 10.60%, 2/11/26	TRY	4,234	1,213,446
11.00%, 2/24/27		12,976	3,880,053

			5,093,499

Total Emerging Markets – Treasuries (cost $36,361,112)			37,675,445

EMERGING MARKETS – SOVEREIGNS – 3.1%
Angola – 0.2%
Angolan Government International Bond 9.50%, 11/12/25(d)	U.S.$	2,615	2,739,212

Argentina – 0.9%
Argentine Republic Government International Bond 6.875%, 4/22/21-1/26/27		7,843	8,344,563
7.50%, 4/22/26		870	957,870

			9,302,433

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/28(d)		873	906,829

Dominican Republic – 0.3%
Dominican Republic International Bond 5.95%, 1/25/27(d)		1,213	1,269,101
7.45%, 4/30/44(d)		1,873	2,121,173

			3,390,274

Ecuador – 0.1%
Ecuador Government International Bond 9.65%, 12/13/26(d)		734	746,845

Egypt – 0.3%
Egypt Government International Bond 6.125%, 1/31/22(d)		2,666	2,775,972

Honduras – 0.2%
Honduras Government International Bond 6.25%, 1/19/27(d)		1,795	1,862,313

28 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Ivory Coast – 0.2%
Ivory Coast Government International Bond 6.375%, 3/03/28(d)	U.S.$	2,440	$2,452,200

Kenya – 0.1%
Kenya Government International Bond 5.875%, 6/24/19(d)		1,252	1,295,820

Nigeria – 0.0%
Nigeria Government International Bond 7.875%, 2/16/32(d)		426	461,678

Turkey – 0.6%
Turkey Government International Bond 4.875%, 10/09/26-4/16/43		4,597	4,372,785
6.00%, 3/25/27		1,761	1,884,270

			6,257,055

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(d)		1,553	1,632,591

Total Emerging Markets – Sovereigns (cost $32,105,611)			33,823,222

EMERGING MARKETS – CORPORATE BONDS – 2.7%
Industrial – 2.5%
Basic – 0.5%
Elementia SAB de CV 5.50%, 1/15/25(d)		1,039	1,058,481
Petra Diamonds US Treasury PLC 7.25%, 5/01/22(d)		461	481,639
Suzano Austria GmbH 5.75%, 7/14/26(d)		1,883	1,930,075
Vedanta Resources PLC 6.375%, 7/30/22(d)		1,474	1,492,425

			4,962,620

Capital Goods – 0.4%
Odebrecht Finance Ltd. 4.375%, 4/25/25(d)		6,760	3,042,000
5.25%, 6/27/29(d)		2,103	918,748

			3,960,748

Communications - Telecommunications – 0.4%
Columbus Cable Barbados Ltd. 7.375%, 3/30/21(d)		1,932	2,069,655

abfunds.com	AB INCOME FUND | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Digicel Ltd. 6.00%, 4/15/21(d)	U.S.$	700	$665,000
6.75%, 3/01/23(d)		385	364,788
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(d)		1,500	1,528,125

			4,627,568

Consumer Cyclical - Other – 0.1%
Servicios Corporativos Javer SAB de CV 9.875%, 4/06/21(d)		884	914,480

Consumer Non-Cyclical – 0.4%
Central American Bottling Corp. 5.75%, 1/31/27(d)		718	761,152
Marfrig Holdings Europe BV 8.00%, 6/08/23(d)		2,420	2,556,101
Tonon Luxembourg SA 7.25%, 1/24/20(g)(h)(i)(j)		2,354	258,980
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(h)(i)(j)		4,738	373,117
10.875%, 1/13/20(h)(i)(j)		750	202,500
11.75%, 2/09/22(h)(i)(j)		1,690	133,087

			4,284,937

Energy – 0.5%
Petrobras Global Finance BV 5.375%, 1/27/21		5,000	5,136,750

Technology – 0.0%
IHS Netherlands Holdco BV 9.50%, 10/27/21(d)		500	519,375

Transportation - Airlines – 0.1%
TAM Capital 3, Inc. 8.375%, 6/03/21(d)		1,503	1,549,969

Transportation - Services – 0.1%
Rumo Luxembourg Sarl 7.375%, 2/09/24(d)		1,022	1,059,814

			27,016,261

Financial Institutions – 0.2%
Banking – 0.2%
Akbank TAS 7.20%, 3/16/27(d)		530	559,966
Banco do Brasil SA/Cayman 9.00%, 6/18/24(d)(m)		1,431	1,508,274

			2,068,240

Total Emerging Markets – Corporate Bonds (cost $39,651,694)			29,084,501

30 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 2.2%
Autos - Fixed Rate – 1.7%
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 9/15/23(d)	U.S.$	2,500	$2,712,470
CPS Auto Trust Series 2017-A, Class E 7.07%, 4/15/24(d)		3,500	3,640,660
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(d)		1,220	1,305,580
Series 2016-3A, Class D 6.40%, 7/17/23(d)		1,090	1,111,221
Series 2017-1A, Class D 6.20%, 11/15/23(d)		2,000	2,010,849
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(d)		4,200	4,556,950
Series 2017-1, Class E 6.46%, 12/15/23(d)		1,000	1,003,877
Hertz Vehicle Financing LLC Series 2013-1A, Class B2 2.48%, 8/25/19(d)		2,169	2,166,741

			18,508,348

Other ABS - Fixed Rate – 0.4%
Atlas Ltd. Series 2014-1, Class B Zero Coupon, 12/15/39		1,438	1,426,818
Marlette Funding Trust Series 2017-1A, Class C 6.658%, 3/15/24(d)		1,000	1,010,345
Sofi Consumer Loan Program LLC Series 2017-1, Class B 4.73%, 1/26/26(d)(q)		2,205	2,213,054

			4,650,217

Home Equity Loans - Fixed Rate – 0.1%
Morgan Stanley Mortgage Loan Trust Series 2007-10XS, Class A2 6.25%, 7/25/47		1,016	710,832

Total Asset-Backed Securities (cost $23,438,956)			23,869,397

abfunds.com	AB INCOME FUND | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

WHOLE LOAN TRUSTS – 1.4%
Performing Asset – 1.4%
Alpha Credit Debt Fund LLC 16.00%, 1/01/21(e)(f)	MXN	32,620	$1,732,779
15.00%, 1/15/18(e)(f)	U.S.$	413	413,352
AlphaCredit Capital, SA de CV 17.25%, 8/06/19(e)(f)	MXN	9,019	479,076
Deutsche Bank Mexico SA 8.00%, 10/31/34(e)(f)(q)		38,926	1,323,366
8.00%, 10/31/34(e)(f)		24,344	827,617
Flexpath Wh I LLC Series B 11.00%, 4/01/21(e)(f)	U.S.$	897	726,438
Recife Funding Ltd. Zero Coupon, 11/05/29(e)(f)		2,884	2,431,466
Sheridan Auto Loan Holdings I LLC 10.00%, 12/31/20-9/30/21(e)(f)		2,510	1,995,276
Sheridan Consumer Finance Trust 10.86%, 3/01/21(e)(f)		5,210	4,863,876

Total Whole Loan Trusts (cost $17,946,130)			14,793,246

INFLATION-LINKED SECURITIES – 0.8%
Brazil – 0.2%
Brazil Notas do Tesouro Nacional Series B 6.00%, 8/15/50	BRL	2,000	2,063,913

Mexico – 0.6%
Mexican Udibonos Series S 4.00%, 6/13/19	MXN	120,975	6,538,648

Total Inflation-Linked Securities (cost $7,914,507)			8,602,561

COLLATERALIZED LOAN OBLIGATIONS – 0.7%
Cayman Islands – 0.5%
Apid 2017-26a D Series 2017-26A, Class D 1.00% (LIBOR 3 Month + 6.10%), 7/18/29(d)(n)	U.S.$	550	542,456

32 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BlueMountain CLO Ltd. Series 2016-3A, Class D 4.821% (LIBOR 3 Month + 3.85%), 11/15/27(d)(n)	U.S.$	2,000	$2,013,358
OZLM VII Ltd. Series 2014-7A, Class CR 4.658% (LIBOR 3 Month + 3.50%), 7/17/26(d)(n)		1,000	1,000,083
Venture XXVII CLO Ltd. Series 2017-27A, Class D 5.15% (LIBOR 3 Month + 4.00%), 7/20/30(d)(n)		1,591	1,591,438

			5,147,335

United States – 0.2%
CIFC Funding Ltd. Series 2015-4A, Class D 6.656% (LIBOR 3 Month + 5.50%), 10/20/27(d)(n)		250	242,867
OZLM VIII Ltd. Series 2014-8A, Class D 6.108% (LIBOR 3 Month + 4.95%), 10/17/26(d)(n)		1,908	1,861,489

			2,104,356

Total Collateralized Loan Obligations (cost $7,186,364)			7,251,691

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.6%
United States – 0.6%
State of Illinois Series 2010 7.35%, 7/01/35		3,330	3,486,243
Texas Transportation Commission State Highway Fund Series 2010B 5.178%, 4/01/30		2,560	3,031,066

Total Local Governments – US Municipal Bonds (cost $5,916,253)			6,517,309

QUASI-SOVEREIGNS – 0.5%
Quasi-Sovereign Bonds – 0.5%
Indonesia – 0.5%
Majapahit Holding BV 7.875%, 6/29/37(d) (cost $3,983,015)		4,738	6,105,624

abfunds.com	AB INCOME FUND | 33

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

COMMON STOCKS – 0.5%
Consumer Discretionary – 0.1%
Media – 0.1%
Ion Media Networks, Inc. – Class A(e)(f)(j)	2,512	$869,654

Energy – 0.1%
Oil, Gas & Consumable Fuels – 0.1%
Vantage Drilling International(f)(j)	5,303	874,995
SandRidge Energy, Inc.(j)	2,859	52,663
Berry Petroleum Co. LLC(f)	74,583	857,704

		1,785,362

Financials – 0.1%
Diversified Financial Services – 0.1%
Holdco, Inc.	1,836,868	1,175,596

Industrials – 0.2%
Consumer Cyclical - Automotive – 0.0%
Exide Corp.(e)(j)(l)	45,970	34,478

Energy Other – 0.2%
Tervita Corp.(e)(f)	245,313	1,774,635

		1,809,113

Total Common Stocks (cost $8,768,606)		5,639,725

PREFERRED STOCKS – 0.3%
Financial Institutions – 0.2%
Banking – 0.1%
Morgan Stanley 5.85%	44,425	1,171,869

Services – 0.1%
Holdco, Inc. Zero Coupon	11,056	1,105,600

		2,277,469

Industrial – 0.1%
Energy – 0.1%
Berry Petroleum Co. LLC Zero Coupon(e)(f)	62,301	841,064

Total Preferred Stocks (cost $2,839,235)		3,118,533

34 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Egypt – 0.2%
Citigroup Global Markets Holdings, Inc./United States Series E Zero Coupon 1/25/18(d) (cost $2,353,818)	EGP	49,911	$2,424,973

Total Governments – Sovereign Bonds (cost $2,353,818)			2,424,973

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.2%
Argentina – 0.2%
Provincia de Buenos Aires/Argentina 5.75%, 6/15/19(d)	U.S.$	1,057	1,091,352
9.125%, 3/16/24(d)		363	411,098
Provincia de Cordoba 7.125%, 6/10/21(d)		493	520,115

Total Local Governments – Regional Bonds (cost $1,962,901)			2,022,565

		Shares
INVESTMENT COMPANIES – 0.1%
Funds and Investment Trusts – 0.1%
OCL Opportunities Fund II(e)(f)(s) (cost $899,963)		6,916	1,145,933

		Contracts
OPTIONS PURCHASED – PUTS – 0.1%
Options on Forward Contracts – 0.1%
USD/ZAR Expiration: Jul 2017, Exercise Price: $13.25(j)(t)		15,175,000	284,319
USD/RUB Expiration: Jun 2017, Exercise Price: $57.20(j)(t)		4,675,000	71,158
USD/RUB 1 Expiration: Jun 2017, Exercise Price: $57.20(j)(t)		4,675,000	71,158
USD/TRY Expiration: Jun 2017, Exercise Price: $3.70(j)(t)		4,650,000	163,257

			589,892

abfunds.com	AB INCOME FUND | 35

PORTFOLIO OF INVESTMENTS (continued)

Company		Contracts	U.S. $ Value

Options on Funds and Investment Trusts – 0.0%
iShares MSCI Emerging Markets ETF Expiration: May 2017, Exercise Price: $37.00(j)(u)		4,720	$16,520
iShares MSCI Emerging Markets ETF 1 Expiration: May 2017, Exercise Price: $60.00(j)(t)		266,200	24,526
iShares MSCI Emerging Markets ETF 2 Expiration: May 2017, Exercise Price: $37.00(j)(t)		1,213,700	38,731
iShares MSCI Emerging Markets ETF 3 Expiration: May 2017, Exercise Price: $60.00(j)(t)		266,200	24,526

			104,303

Options on Indices – 0.0%
S&P 500 Index Expiration: Apr 2017, Exercise Price: $2,275.00(j)(t)		13,500	1,254
S&P 500 Index 1 Expiration: Jul 2017, Exercise Price: $1.00(j)(t)		27,900,000	17,661
S&P 500 Index 2 Expiration: Jul 2017, Exercise Price: $1.00(j)(t)		49,300,000	31,207

			50,122

Total Options Purchased – Puts (premiums paid $1,449,655)			744,317

		Principal Amount (000)
BANK LOANS – 0.1%
Industrial – 0.1%
Basic – 0.1%
Foresight Energy LLC 6.75% (LIBOR 3 Month + 5.75%), 3/28/22(v)	U.S.$	468	451,283
Magnetation LLC 12.00%, 3/07/17(e)(f)(g)(w)		1,536	– 0	–

			451,283

Technology – 0.0%
Avaya Inc. 8.50% (LIBOR 3 Month + 7.50%), 1/24/18(f)(v)		191	196,408

Total Bank Loans (cost $2,186,715)			647,691

36 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Contracts	U.S. $ Value

OPTIONS PURCHASED – CALLS – 0.0%
Options on Forward Contracts – 0.0%
EUR/JPY Expiration: May 2017, Exercise Price: EUR 121.35(j)(t)		9,750,000	$120,661
EUR/JPY Expiration: Jun 2017, Exercise Price: $1.00(j)(t)		40,270,000	2,457

Total Options Purchased – Calls (premiums paid $135,034)			123,118

		Principal Amount (000)
MORTGAGE PASS-THROUGHS – 0.0%
Agency Fixed Rate 30-Year – 0.0%
Federal National Mortgage Association Series 1998 8.00%, 6/01/28	U.S.$	14	15,712
Series 1999 7.50%, 11/01/29		18	21,459

Total Mortgage Pass-Throughs (cost $32,144)			37,171

		Shares
WARRANTS – 0.0%
Flexpath Capital, Inc., , expiring 7/05/31(e)(f)(j)		12	– 0	–
Flexpath Capital, Inc., , expiring 4/15/31(e)(f)(j)		17,195	– 0	–
SandRidge Energy, Inc., A-CW22, expiring 10/04/22(j)		2,475	2,475
SandRidge Energy, Inc., B-CW22, expiring 10/04/22(j)		1,042	584

Total Warrants (cost $0)			3,059

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(r)(x) (cost $24,268,859)		24,268,859	24,268,859

Total Investments – 134.0% (cost $1,434,376,169)			1,446,561,981
Other assets less liabilities – (34.0)%			(366,881,597)

Net Assets – 100.0%			$1,079,680,384

abfunds.com	AB INCOME FUND | 37

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr (CBT) Futures	531	June 2017	$114,771,452	$115,019,579	$248,127
U.S. T-Note 5 Yr (CBT) Futures	2,619	June 2017	308,183,650	310,105,969	1,922,319

Sold Contracts
Euro Buxl 30 Yr Bond Futures	51	June 2017	9,288,544	9,397,563	(109,019)
Euro-BOBL Futures	371	June 2017	53,041,603	53,288,607	(247,004)
Euro-Bund Futures	136	June 2017	24,102,430	23,966,859	135,571
Long Gilt Futures	120	June 2017	19,609,714	19,936,225	(326,511)
U.S. Long Bond (CBT) Futures	1,228	June 2017	183,663,269	187,845,625	(4,182,356)

					$(2,558,873)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	CNY	194,424	USD	28,194	5/25/17	$62,072
Australia and New Zealand Banking Group Ltd.	AUD	35,782	USD	27,019	7/10/17	257,890
Australia and New Zealand Banking Group Ltd.	NZD	3,623	USD	2,488	7/10/17	5,147
Australia and New Zealand Banking Group Ltd.	USD	537	AUD	716	7/10/17	(1,490)
Bank of America, NA	USD	8,343	CHF	8,325	6/14/17	46,062
Bank of America, NA	MXN	92,764	USD	4,897	6/16/17	5,356
Bank of America, NA	CAD	7,096	USD	5,269	6/22/17	66,149
Bank of America, NA	RUB	90,040	USD	1,588	6/22/17	24,109
Bank of America, NA	AUD	2,977	USD	2,238	7/10/17	11,702
Bank of America, NA	ZAR	96,856	USD	7,053	7/10/17	(111,482)
Barclays Bank PLC	NOK	11,586	USD	1,386	5/11/17	36,696
Barclays Bank PLC	KRW	15,609,004	USD	13,761	5/18/17	38,785
Barclays Bank PLC	USD	5,378	GBP	4,195	5/18/17	57,392
BNP Paribas SA	JPY	555,341	USD	4,849	5/11/17	(133,994)
BNP Paribas SA	GBP	3,862	USD	4,727	5/18/17	(277,037)
BNP Paribas SA	USD	9,188	TRY	33,110	6/08/17	35,851
BNP Paribas SA	USD	5,061	CHF	5,088	6/14/17	66,210
BNP Paribas SA	USD	9,066	MXN	173,162	6/16/17	65,379
Citibank, NA	BRL	30,136	USD	9,612	5/03/17	117,834
Citibank, NA	USD	9,422	BRL	30,136	5/03/17	72,282
Citibank, NA	SEK	42,754	USD	4,766	5/11/17	(63,087)
Citibank, NA	GBP	4,708	USD	5,751	5/18/17	(350,077)
Citibank, NA	TRY	16,292	EUR	4,051	6/08/17	(118,588)

38 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	TWD	140,509	USD	4,597	6/13/17	$(61,676)
Citibank, NA	CHF	13,389	USD	13,383	6/14/17	(107,563)
Citibank, NA	USD	23,611	INR	1,547,300	6/15/17	348,676
Citibank, NA	CAD	3,983	USD	2,977	6/22/17	57,528
Citibank, NA	NZD	36,101	USD	25,119	7/10/17	374,536
Credit Suisse International	NOK	39,910	USD	4,663	5/11/17	14,001
Credit Suisse International	NOK	40,267	USD	4,685	5/11/17	(5,578)
Credit Suisse International	RUB	143,770	USD	2,439	6/20/17	(59,716)
Deutsche Bank AG	BRL	15,944	USD	5,061	5/03/17	37,549
Deutsche Bank AG	USD	4,985	BRL	15,944	5/03/17	38,243
Deutsche Bank AG	SEK	98,360	USD	10,927	5/11/17	(182,590)
Deutsche Bank AG	GBP	496	USD	603	5/18/17	(39,491)
Deutsche Bank AG	RUB	142,426	USD	2,416	6/20/17	(59,157)
Deutsche Bank AG	TRY	3,543	USD	964	7/26/17	(9,251)
Goldman Sachs Bank USA	TRY	11,617	USD	3,113	6/08/17	(122,972)
HSBC Bank USA	SEK	40,241	USD	4,496	5/11/17	(48,824)
HSBC Bank USA	ZAR	61,049	USD	4,833	5/24/17	281,107
HSBC Bank USA	USD	12,885	TRY	48,917	6/08/17	741,804
HSBC Bank USA	CNY	18,156	USD	2,617	6/12/17	(4,865)
JPMorgan Chase Bank, NA	JPY	1,362,692	USD	12,383	5/11/17	154,631
JPMorgan Chase Bank, NA	NOK	97,244	USD	11,300	5/11/17	(27,206)
JPMorgan Chase Bank, NA	USD	10,233	MYR	45,296	5/15/17	206,266
JPMorgan Chase Bank, NA	USD	4,468	GBP	3,633	5/18/17	239,176
JPMorgan Chase Bank, NA	IDR	429,950	USD	32	5/19/17	(397)
JPMorgan Chase Bank, NA	ZAR	74,918	USD	5,591	5/24/17	5,713
JPMorgan Chase Bank, NA	MXN	561,410	USD	29,901	6/16/17	296,588
JPMorgan Chase Bank, NA	USD	16,769	MXN	324,295	6/16/17	332,253
JPMorgan Chase Bank, NA	USD	10,267	MYR	45,223	6/22/17	158,040
JPMorgan Chase Bank, NA	USD	9,387	EUR	8,606	7/13/17	21,750
JPMorgan Chase Bank, NA	USD	964	TRY	3,530	7/26/17	5,806
JPMorgan Chase Bank, NA	USD	2,068	ZAR	27,253	7/26/17	(57,374)
JPMorgan Chase Bank, NA	ZAR	27,253	USD	2,068	7/26/17	57,376
Nomura Global Financial Products, Inc.	USD	28,217	CNY	194,370	5/25/17	(92,334)
Royal Bank of Scotland PLC	BRL	46,080	USD	14,407	5/03/17	(110,526)
Royal Bank of Scotland PLC	USD	14,585	BRL	46,080	5/03/17	(66,856)
Royal Bank of Scotland PLC	JPY	1,272,426	USD	11,423	5/11/17	4,805
Royal Bank of Scotland PLC	USD	7,008	JPY	774,189	5/11/17	(60,427)
Royal Bank of Scotland PLC	BRL	46,080	USD	14,470	6/02/17	61,068
Royal Bank of Scotland PLC	USD	2,616	CNY	18,080	6/12/17	(4,768)
Royal Bank of Scotland PLC	USD	7,685	COP	22,244,553	6/14/17	(171,963)
Royal Bank of Scotland PLC	USD	2,257	INR	146,908	6/15/17	17,490
Standard Chartered Bank	USD	4,466	IDR	59,983,303	5/19/17	27,909
State Street Bank & Trust Co.	GBP	157	USD	201	5/18/17	(2,560)
State Street Bank & Trust Co.	EUR	17,326	USD	18,448	7/13/17	(493,779)
State Street Bank & Trust Co.	USD	454	EUR	423	7/13/17	8,736
UBS AG	IDR	132,630	USD	10	5/19/17	(90)

						$1,614,249

abfunds.com	AB INCOME FUND | 39

PORTFOLIO OF INVESTMENTS (continued)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
iShares MSCI Emerging Markets ETF(u)	4,720	$36.50	May 2017	$65,875	$(14,160)
iShares MSCI Emerging Markets ETF(t)	1,213,700	36.50	May 2017	182,055	(26,785)
iShares MSCI Emerging Markets ETF(t)	266,200	57.00	May 2017	49,247	(7,112)
iShares MSCI Emerging Markets ETF(t)	266,200	57.00	May 2017	45,254	(7,112)
S&P 500 Index(t)	13,500	2,175.00	April 2017	67,500	(250)

				$409,931	$(55,419)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note D)

Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)	Premiums Received	Market Value
Call – CDX-NAHY Series 28, 5 Year Index RTR	Goldman Sachs International	Sell	107.00%	May 2017	$5,175	$20,312	$(32,878)
Put – CDX-NAHY Series 28, 5 Year Index RTP	Goldman Sachs International	Sell	106.50	May 2017	5,175	34,155	(7,983)

						$54,467	$(40,861)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Call – AUD vs. CAD	AUD	1.033	4/26/17	AUD	6,400	$15,711	$(1,998)
Call – AUD vs. CAD		1.033	4/26/17		12,800	28,691	(4,217)
Call – AUD vs. CAD		1.013	5/17/17		13,455	32,544	(106,514)
Call – AUD vs. NZD		1.15	9/14/17		12,240	43,141	(19,916)
Call – EUR vs. NOK	EUR	9.10	5/04/17	EUR	8,290	44,563	(254,727)
Call – USD vs. BRL	USD	3.335	5/31/17	USD	5,350	36,808	(36,808)
Call – USD vs. CAD		1.387	5/30/17		5,350	18,966	(16,585)
Call – USD vs. CNH		7.082	6/13/17		9,275	36,172	(4,062)
Call – USD vs. KRW		1,178.10	5/18/17		10,300	73,645	(21,208)
Call – USD vs. RUB		62.20	6/19/17		4,675	50,859	(13,015)
Call – USD vs. RUB		62.20	6/19/17		4,675	51,191	(13,015)
Call – USD vs. TRY		4.16	4/27/17		8,885	121,911	(711)
Call – USD vs. TRY		4.05	6/15/17		4,650	63,938	(3,227)
Call – USD vs. TRY		3.86	7/25/17		5,275	55,440	(42,089)
Call – USD vs. TRY		4.10	9/21/17		4,775	87,382	(38,148)
Call – USD vs. TRY		4.30	12/20/17		4,850	118,825	(57,516)
Call – USD vs. ZAR		13.505	5/02/17		4,950	39,105	(13,608)
Call – USD vs. ZAR		14.75	7/06/17		15,175	231,874	(93,736)
Call – USD vs. ZAR		14.05	7/24/17		10,550	134,934	(194,975)

40 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Exercise Price		Expiration Date	Contracts (000)		Premiums Received	U.S. $ Value
Put – CAD vs. JPY	CAD	76.00	9/27/17	CAD	13,270	$82,913	$(84,789)
Put – EUR vs. CHF	EUR	1.044	5/04/07	EUR	8,300	44,914	(561)
Put – EUR vs. CHF		1.04	5/05/17		8,360	54,279	(692)
Put – EUR vs. GBP		0.846	5/22/17		8,950	58,960	(104,687)
Put – EUR vs. JPY		115.00	5/18/17		8,875	61,738	(7,647)
Put – EUR vs. JPY		112.00	5/22/17		9,750	78,163	(5,512)
Put – USD vs. TRY	USD	3.60	5/12/17	USD	4,650	20,181	(71,173)

						$1,686,848	$(1,211,136)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 27, 5 Year Index, 12/20/21*	(5.00)%	3.01%	$29,691	$(2,593,132)	$(397,147)

Sale Contracts
Citigroup Global Markets, Inc./(INTRCONX)
CDX-NAHY Series 28, 5 Year Index, 6/20/22*	5.00	3.28	15,332	1,255,167	277,115

				$(1,337,965)	$(120,032)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	GBP 66,130	2/23/19	0.606%	6 Month LIBOR	$(87,431)
Citigroup Global Markets, Inc./(CME Group)	69,410	2/27/19	3 Month LIBOR	1.544%	47,521
Citigroup Global Markets, Inc./(CME Group)	30,755	2/10/25	2.034%	3 Month LIBOR	209,025
Citigroup Global Markets, Inc./(CME Group)	6,010	6/09/25	2.491%	3 Month LIBOR	(191,023)

abfunds.com	AB INCOME FUND | 41

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Citigroup Global Markets, Inc./(CME Group)	GBP 10,000	1/11/27	2.285%	3 Month LIBOR	$(79,326)
Citigroup Global Markets, Inc./(LCH Group)	46,860	4/02/24	2.851%	3 Month LIBOR	(2,408,486)
Morgan Stanley & Co., LLC/(CME Group)	11,920	4/26/27	2.287%	3 Month LIBOR	(9,201)

					$(2,518,921)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00%	9.75%	USD 5,000	$(939,833)	$(132,457)	$(807,376)
Credit Suisse International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	4,000	(751,867)	49,545	(801,412)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	660	(73,392)	(9,204)	(64,188)
Goldman Sachs International
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	5,000	(939,833)	(747,134)	(192,699)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	6,500	(1,221,783)	(1,022,022)	(199,761)
CDX-CMBX.NA.BB Series 6, 5/11/63*	5.00	9.75	5,000	(939,833)	(132,457)	(807,376)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	333	(37,030)	(23,424)	(13,606)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	5,000	(556,000)	(417,717)	(138,283)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	5,000	(556,000)	(413,218)	(142,782)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	2,000	(222,400)	(27,885)	(194,515)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	2,000	(222,401)	(27,886)	(194,515)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	4,400	(489,280)	(51,202)	(438,078)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	547	(60,826)	(40,926)	(19,900)

				$(7,010,478)	$(2,995,987)	$(4,014,491)

*	Termination date

42 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

VARIANCE SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Volatility Strike Price	Notional Amount (000)		Market Value			Upfront Premiums (Paid) Received			Unrealized Appreciation/ (Depreciation)
Sale Contracts
Barclays Bank PLC iShares Russell 2000 ETF 5/05/17*	13.00%	USD – 0	–**	$	– 0	–	$	– 0	–	$	– 0	–
Deutsche Bank AG SPDR S&P 500 ETF Trust 5/05/17*	8.45	2			– 0	–		– 0	–		– 0	–
Goldman Sachs International Powershares QQQ Trust, Series 1 5/05/17*	9.65	1			(9,967)			– 0	–		(9,967)

					$(9,967)		$	– 0	–		$(9,967)

*	Termination date

**	Notional amount less than $500.

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate		Maturity	U.S. $ Value at April 30, 2017
Barclays Capital, Inc.	(2.00	)%*	4/20/18	$764,295
Barclays Capital, Inc.	(1.50	)%*	3/02/18	1,387,321
Barclays Capital, Inc.	(1.00	)%*	3/07/18	1,119,147
Credit Suisse Securities (USA) LLC+	(0.50	)%*	—	1,129,482
Credit Suisse Securities (USA) LLC	(0.50	)%*	3/28/18	1,846,877
HSBC Bank USA	0.92%		2/23/19	238,896,316
JP Morgan Chase Bank	0.70%		2/01/18	95,757,427
JP Morgan Chase Bank	0.94%		2/23/18	16,629,600
JP Morgan Chase Bank	0.95%		7/11/17	41,122,776

				$398,653,241

+	The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on April 30, 2017

*	Interest payment due from counterparty.

abfunds.com	AB INCOME FUND | 43

PORTFOLIO OF INVESTMENTS (continued)

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

Remaining Contracted Maturity of the Agreements

Reverse Repurchase Agreements

	Overnight and Continuous	Up to 30 Days			31-90 Days			Greater than 90 Days	Total
Corporates – Non-Investment Grade	$1,129,482	$	– 0	–	$	– 0	–	$5,117,640	$6,247,122
Governments – Treasuries	—		—			41,122,776		351,283,343	392,406,119

Total	$1,129,482	$	– 0	–		$41,122,776		$356,400,983	$398,653,241

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.

(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $197,051,408 or 18.3% of net assets.

(e)	Fair valued by the Adviser.

(f)	Illiquid security.

(g)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at April 30, 2017.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.90% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Avaya, Inc. 7.00%, 4/01/19	1/19/17	$1,540,283	$1,662,437	0.15%
Avaya, Inc. 10.50%, 3/01/21	2/01/17	200,525	108,900	0.01%
Bellemeade Re II Ltd. Series 2016-1A, Class M2A 5.491%, 4/25/26	4/29/16	2,179,211	2,194,334	0.20%
Creditcorp 12.00%, 7/15/18	6/28/13	1,195,724	1,031,140	0.10%
Exide Technologies 7.00%, 4/30/25	11/10/16	99,080	88,550	0.01%
Golden Energy Offshore Services AS 5.00%, 12/31/17	11/16/15	2,067,659	697,721	0.06%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.241%, 11/25/24	11/06/15	1,852,342	2,013,969	0.19%
Magnetation LLC/Mag Finance Corp. 11.00%, 5/15/18	2/19/15	861,787	141	0.00%

44 | AB INCOME FUND	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Tonon Luxembourg SA 7.25%, 1/24/20	7/24/15	$2,348,017	$258,980	0.02%
Vantage Drilling International 10.00%, 12/31/20	6/17/16	72,328	74,690	0.01%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/27/14	3,510,948	373,117	0.03%
Virgolino de Oliveira Finance SA 10.875%, 1/13/20	6/09/14	745,965	202,500	0.02%
Virgolino de Oliveira Finance SA 11.75%, 2/09/22	2/03/14	916,307	133,087	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.241%, 11/25/25	9/06/16	947,595	981,572	0.09%

(i)	Defaulted.

(j)	Non-income producing security.

(k)	Convertible security.

(l)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Exide Corp.	4/30/15	$87,194	$34,478	0.00%
Exide Technologies Series AI 11.00%, 4/30/20	4/30/15	2,805,977	2,264,553	0.21%

(m)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(n)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

(o)	IO – Interest Only.

(p)	Inverse interest only security.

(q)	Variable rate coupon, rate shown as of April 30, 2017.

(r)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(s)	The company invests on a global basis in multiple asset classes including (but not limited to) private equity debt securities, property-related assets and private equity securities including warrants and preferred stock.

(t)	One contract relates to 1 share.

(u)	One contract relates to 100 shares.

(v)	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at April 30, 2017.

(w)	Defaulted matured security.

(x)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

abfunds.com	AB INCOME FUND | 45

PORTFOLIO OF INVESTMENTS (continued)

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

RUB – Russian Ruble

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

ETF – Exchange Traded Fund

INTRCONX – Inter-Continental Exchange

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

REMICs – Real Estate Mortgage Investment Conduits

RTP – Right To Pay

RTR – Right To Receive

See notes to financial statements.

46 | AB INCOME FUND	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,410,107,310)	$1,422,293,122
Affiliated issuers (cost $24,268,859)	24,268,859
Cash	556,731
Cash collateral due from broker	3,875,709
Foreign currencies, at value (cost $1,338,859)	1,275,993
Receivable for capital stock sold	18,928,440
Interest receivable	18,309,559
Receivable for investment securities sold and foreign currency transactions	4,526,720
Unrealized appreciation on forward currency exchange contracts	4,459,967
Receivable for newly entered credit default swaps	1,062,298
Receivable for terminated credit default swaps	361,184
Due from custodian	240,774
Receivable for terminated total return swaps	159,417
Upfront premiums paid on credit default swaps	49,545
Affiliated dividends receivable	3,781

Total assets	1,500,372,099

Liabilities
Options written, at value (premiums received $2,096,779)	1,266,555
Swaptions written, at value (premiums received $54,467)	40,861
Payable for reverse repurchase agreements	398,653,241
Payable for investment securities purchased and foreign currency transactions	4,378,190
Unrealized depreciation on credit default swaps	4,014,491
Upfront premiums received on credit default swaps	3,045,532
Unrealized depreciation on forward currency exchange contracts	2,845,718
Payable for capital stock repurchased	2,589,404
Payable for terminated credit default swaps	1,082,152
Cash collateral due to broker	780,000
Dividends payable	684,245
Payable for newly entered credit default swaps	364,068
Payable for variation margin on exchange-traded derivatives	250,065
Advisory fee payable	219,810
Payable for terminated total return swaps	81,261
Transfer Agent fee payable	46,039
Administrative fee payable	23,773
Unrealized depreciation on variance swaps	9,967
Distribution fee payable	9,356
Accrued expenses	306,987

Total liabilities	420,691,715

Net Assets	$1,079,680,384

Composition of Net Assets
Capital stock, at par	$132,498
Additional paid-in capital	1,108,503,860
Distributions in excess of net investment income	(1,324,194)
Accumulated net realized loss on investment and foreign currency transactions	(33,006,152)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	5,374,372

$1,079,680,384

See notes to financial statements.

abfunds.com	AB INCOME FUND | 47

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$24,714,174	3,036,588	$8.14	*

C	$10,312,418	1,265,084	$8.15

Advisor	$1,044,653,792	128,196,148	$8.15

*	The maximum offering price per share for Class A shares was $8.50 which reflects a sales charge of 4.25%.

See notes to financial statements.

48 | AB INCOME FUND	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $5,946)	$29,068,611
Dividends
Unaffiliated issuers	694,088
Affiliated issuers	21,820	$29,784,519

Expenses
Advisory fee (see Note B)	2,370,710
Distribution fee—Class A	8,809
Distribution fee—Class C	14,978
Transfer agency—Class A	4,143
Transfer agency—Class C	1,779
Transfer agency—Advisor Class	522,331
Custodian	133,215
Registration fees	84,399
Audit and tax	68,046
Printing	57,448
Administrative	32,040
Directors’ fees	12,957
Legal	12,871
Miscellaneous	60,773

Total expenses before interest expense	3,384,499
Interest expense	1,365,296

Total expenses	4,749,795
Less: expenses waived and reimbursed by the Adviser (see Note B)	(767,032)

Net expenses		3,982,763

Net investment income		25,801,756

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		5,284,288
Futures		28,461,977
Options written		1,927,296
Swaptions written		908,387
Swaps		6,577,755
Foreign currency transactions		53,420
Net change in unrealized appreciation/depreciation of:
Investments		(21,646,966)
Futures		(14,940,196)
Options written		830,224
Swaptions written		13,606
Swaps		981,541
Foreign currency denominated assets and liabilities		467,984

Net gain on transactions		8,919,316

Contributions from Affiliates (see Note B)		346

Net Increase in Net Assets from Operations		$34,721,418

See notes to financial statements.

abfunds.com	AB INCOME FUND | 49

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (unaudited)		For the Period January 1, 2016 to October 31, 2016(a)		Year Ended December 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$25,801,756		$53,457,885		$82,910,856
Net realized gain (loss) on investment and foreign currency transactions	43,213,123		(13,956,269)		24,568,704
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(34,293,807)		64,944,521		(109,308,486)
Contributions from Affiliates (see Note B)	346		– 0	–	– 0	–

Net increase (decrease) in net assets from operations	34,721,418		104,446,137		(1,828,926)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(184,041)		(15,961)		– 0	–
Class C	(66,471)		(5,811)		– 0	–
Advisor Class	(26,171,096)		(53,017,830)		(101,719,576)
Net realized gain on investment transactions
Advisor Class	– 0	–	– 0	–	(9,712,602)
Capital Stock Transactions
Net increase (decrease)	152,366,268		(828,348,508)		– 0	–

See notes to financial statements.

50 | AB INCOME FUND	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2017 (unaudited)			For the Period January 1, 2016 to October 31, 2016(a)			Year Ended December 31, 2015
Common Stock (see Note E)
Repurchase of Shares (12,172,242 shares)	$	– 0	–	$	– 0	–	(92,499,158)

Total increase (decrease)		160,666,078			(776,941,973)		(205,760,262)
Net Assets
Beginning of period		919,014,306			1,695,956,279		1,901,716,541

End of period (including distributions in excess of net investment income of ($1,324,194), ($704,342) and ($3,296,673), respectively)		$1,079,680,384			$919,014,306		$1,695,956,279

(a)	AllianceBernstein Income Fund’s (the “Predecessor Fund”) fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 51

STATEMENT OF CASH FLOWS

For the Six Months Ended April 30, 2017 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations		$34,721,418
Reconciliation of net increase in net assets from operations to net decrease in cash from operating activities:
Purchases of long-term investments	$(361,221,573)
Purchases of short-term investments	(257,043,687)
Proceeds from disposition of long-term investments	284,869,631
Proceeds from disposition of short-term investments	241,782,232
Net realized gain on investment transactions and foreign currency transactions	(43,213,123)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	34,293,807
Net accretion of bond discount and amortization of bond premium	5,975,725
Inflation index adjustment	(290,404)
Decrease in receivable for investments sold	8,694,863
Increase in interest receivable	(2,417,886)
Decrease in affiliated dividends receivable	1,676
Decrease in investments in Underlying Portfolios paid in advance	76,479
Decrease in cash collateral due from broker	499,876
Decrease in payable for investments purchased	(10,990,406)
Increase in cash collateral due to broker	780,000
Increase in advisory fee payable	5,367
Increase in administrative fee payable	1,053
Increase in Transfer Agent fee payable	6,687
Increase in distribution fee payable	8,165
Increase in accrued expenses	5,485
Proceeds from options written, net	4,035,482
Proceeds from swaptions written, net	962,854
Proceeds on swaps, net	7,944,928
Proceeds for exchange-traded derivatives settlements	14,885,321

Total adjustments		(70,347,448)

Net decrease in cash from operating activities		$(35,626,030)

Cash flows from financing activities
Repurchase of Shares	121,638,467
Cash dividends paid (net of dividend reinvestments)*	(14,106,857)
Repayment of reverse repurchase agreements	(71,594,914)

Net increase in cash from financing activities		35,936,696
Effect of exchange rate on cash		89,877

See notes to financial statements.

52 | AB INCOME FUND	abfunds.com

STATEMENT OF CASH FLOWS (continued)

Net increase in cash		$400,543
Net change in cash
Cash at beginning of period		1,432,181

Cash at end of period		$1,832,724

* Reinvestment of dividends	$12,437,243
Supplemental disclosure of cash flow information:
Interest expense paid during the period	$1,219,620

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in reverse repurchase agreements throughout the period.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 53

NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Income Fund, Inc. (the “Fund”), a diversified portfolio. The fund acquired the assets and liabilities of the AllianceBernstein Income Fund, Inc., a closed-end fund (the “Predecessor Fund”) that was effective at the close of business April 21, 2016 (the “Reorganization”). The Reorganization was approved by the Predecessor Fund’s Board of Directors (the “Board”) and shareholders pursuant to an Agreement and Plan of Acquisition and Dissolution (the “Reorganization Agreement”), see Note I for additional information. The Predecessor Fund was the accounting survivor in the Reorganization and as such, the financial statements and the Advisor Class shares financial highlights reflect the financial information of the Predecessor Fund through April 21, 2016. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class K, Class R, Class I, Class Z, Class 1 and Class 2 shares are not currently offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

54 | AB INCOME FUND	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using

abfunds.com	AB INCOME FUND | 55

NOTES TO FINANCIAL STATEMENTS (continued)

market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Bank loan prices are provided by third party pricing services and consist of a composite of the quotes received by the vendor into a consensus price. Certain bank loans are classified as Level 3, as significant input used in the fair value measurement of these instruments is the market quotes that are received by the vendor and these inputs are not observable.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$911,178,798	$	– 0	–	$911,178,798
Corporates – Non-Investment Grade		– 0	–	95,200,894		7,155,965	(a)	102,356,859
Collateralized Mortgage Obligations		– 0	–	97,048,816		– 0	–	97,048,816
Commercial Mortgage-Backed Securities		– 0	–	276		46,447,437		46,447,713
Corporates – Investment Grade		– 0	–	43,902,978		– 0	–	43,902,978
Agencies		– 0	–	37,727,877		– 0	–	37,727,877

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Investments in Securities:	Level 1			Level 2		Level 3			Total
Emerging Markets – Treasuries	$	– 0	–	$37,675,445		$	– 0	–	$37,675,445
Emerging Markets – Sovereigns		– 0	–	33,823,222			– 0	–	33,823,222
Emerging Markets – Corporate Bonds		– 0	–	28,825,521			258,980		29,084,501
Asset-Backed Securities		– 0	–	19,219,180			4,650,217		23,869,397
Whole Loan Trusts		– 0	–	– 0	–		14,793,246		14,793,246
Inflation-Linked Securities		– 0	–	8,602,561			– 0	–	8,602,561
Collateralized Loan Obligations		– 0	–	542,456			6,709,235		7,251,691
Local Governments – US Municipal Bonds		– 0	–	6,517,309			– 0	–	6,517,309
Quasi-Sovereigns		– 0	–	6,105,624			– 0	–	6,105,624
Common Stocks		927,658		1,774,635			2,937,432		5,639,725
Preferred Stocks		1,171,869		– 0	–		1,946,664		3,118,533
Governments – Sovereign Bonds		– 0	–	2,424,973			– 0	–	2,424,973
Local Governments – Regional Bonds		– 0	–	2,022,565			– 0	–	2,022,565
Options Purchased – Puts		– 0	–	744,317			– 0	–	744,317
Bank Loans		– 0	–	647,691			– 0	–(a)	647,691
Options Purchased – Calls		– 0	–	123,118			– 0	–	123,118
Mortgage Pass-Throughs		– 0	–	37,171			– 0	–	37,171
Warrants		3,059		– 0	–		– 0	–(a)	3,059
Short-Term Investments		24,268,859		– 0	–		– 0	–	24,268,859
Investments valued at NAV(b)		– 0	–	– 0	–		– 0	–	1,145,933

Total Investments in Securities		26,371,445		1,334,145,427			84,899,176		1,446,561,981
Other Financial Instruments(c):
Assets:
Futures		2,306,017		– 0	–		– 0	–	2,306,017	(d)
Forward Currency Exchange Contracts		– 0	–	4,459,967			– 0	–	4,459,967
Centrally Cleared Credit Default Swaps		– 0	–	277,115			– 0	–	277,115	(d)
Centrally Cleared Interest Rate Swaps		– 0	–	256,546			– 0	–	256,546	(d)
Liabilities:
Futures		(4,864,890)		– 0	–		– 0	–	(4,864,890	)(d)
Forward Currency Exchange Contracts		– 0	–	(2,845,718)			– 0	–	(2,845,718)
Put Options Written		– 0	–	(55,419)			– 0	–	(55,419)
Credit Default Swaptions Written		– 0	–	(40,861)			– 0	–	(40,861)
Currency Options Written		– 0	–	(1,211,136)			– 0	–	(1,211,136)
Centrally Cleared Credit Default Swaps		– 0	–	(397,147)			– 0	–	(397,147	)(d)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,775,467)			– 0	–	(2,775,467	)(d)

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2	Level 3			Total
Credit Default Swaps	$	– 0	–	$(4,014,491)	$	– 0	–	$(4,014,491)
Variance Swaps		– 0	–	(9,967)		– 0	–	(9,967)

Total(e)		$23,812,572		$1,327,788,849		$84,899,176		$1,437,646,530

(a)	The Fund held securities with zero market value at period end.

(b) In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods, with application of the amendments noted above retrospectively to all periods presented. The retrospective approach requires that an investment for which fair value is measured using the net asset value per share practical expedient be removed from the fair value hierarchy in all periods presented herein. Accordingly, the total investments with a fair value of $1,145,933 have not been categorized in the fair value hierarchy.

(c)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written and swaptions written which are valued at market value.

(d)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(e)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Corporates - Non- Investment Grade(a)		Collateralized Mortgage Obligations			Commercial Mortgage-Backed Securities
Balance as of 10/31/16	$4,215,547			$3,977,389		$48,863,351
Accrued discounts/ (premiums)	195,303			– 0	–	66,094
Realized gain (loss)	– 0	–		– 0	–	(514,189)
Change in unrealized appreciation/depreciation	(457,479)			(4,057)		1,126,758
Purchases/Payups	1,373,543			– 0	–	755,000
Sales/Paydowns	– 0	–		(927,470)		(3,849,577)
Reclassification	– 0	–		– 0	–	– 0	–
Transfers in to Level 3	1,829,051			– 0	–	– 0	–
Transfers out of Level 3	– 0	–		(3,045,862)		– 0	–

Balance as of 4/30/17	$7,155,965		$	– 0	–	$46,447,437

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$(457,479)		$	– 0	–	$457,050

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	Emerging Markets - Corporate Bonds			Asset-Backed Securities			Whole Loan Trusts
Balance as of 10/31/16		$447,328			$3,522,021		$20,704,736
Accrued discounts/(premiums)		(1,022)			10		30,353
Realized gain (loss)		– 0	–		– 0	–	(1,099,008)
Change in unrealized appreciation/depreciation		(187,326)			25,628		(802,995)
Purchases/Payups		– 0	–		3,204,558		(12,881)
Sales/Paydowns		– 0	–		(125,000)		(4,026,959)
Reclassification		– 0	–		(1,977,000)		– 0	–
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 4/30/17		$258,980			$4,650,217		$14,793,246

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)		$(187,326)			$25,628		$(802,995)

	Collateralized Loan Obligations			Common Stocks			Preferred Stocks
Balance as of 10/31/16	$	– 0	–		$1,428,957		$ – 0	–
Accrued discounts/(premiums)		2,483			– 0	–	– 0	–
Realized gain (loss)		– 0	–		(205,316)		– 0	–
Change in unrealized appreciation/depreciation		65,326			(286,155)		218,054
Purchases/Payups		4,664,426			2,070,592		1,728,610
Sales/Paydowns		– 0	–		(70,646)		– 0	–
Reclassification		1,977,000			– 0	–	– 0	–
Transfers in to Level 3		– 0	–		– 0	–	– 0	–
Transfers out of Level 3		– 0	–		– 0	–	– 0	–

Balance as of 4/30/17		$6,709,235			$2,937,432		$1,946,664

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)		$65,326			$(197,847)		$218,054

	Bank Loans(a)			Warrants(a)			Total
Balance as of 10/31/16		$227,922		$	– 0	–	$83,387,251
Accrued discounts/(premiums)		– 0	–		– 0	–	293,221
Realized gain (loss)		– 0	–		– 0	–	(1,818,513)
Change in unrealized appreciation/depreciation		(11,035)			– 0	–	(313,281)
Purchases/Payups		34,481			– 0	–	13,818,329
Sales/Paydowns		(251,368)			– 0	–	(9,251,020)
Reclassification		– 0	–		– 0	–	– 0	–
Transfers in to Level 3		– 0	–		– 0	–	1,829,051
Transfers out of Level 3		– 0	–		– 0	–	(3,045,862)

Balance as of 4/30/17	$	– 0	–	$	– 0	–	$84,899,176	(c)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$	– 0	–	$	– 0	–	$(879,589)

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)	The Fund held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at April 30, 2017. Securities priced i) by third party vendors, ii) at cost, or iii) using prior transaction prices, which approximates fair value, are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/17			Valuation Technique	Unobservable Input	Input
Corporates – Non-Investment Grade	$	– 0	–	Qualitative Assessment		$– 0 –
		$1,336,163		Discounted Cashflow	Clean Debt Value Convertible Feature Value	55.6% 5.70%
Whole Loan Trusts		$2,431,466		Market-Approach	Underlying NAV of the collateral	$84.32
		$532,734		Recovery Analysis	Cumulative Loss	35.00%
		$1,462,542		Recovery Analysis	Cumulative Loss	30.00%

		$4,426,742

Common Stocks		$364,271		Market-Approach	EBITDA* Projection	$242.0MM
					EBITDA* Multiples	8.6X
Bank Loans	$	– 0	–	Termed as Escrow		$– 0 –
Warrants	$	– 0	–	Qualitative Assessment		$– 0 –

*	Earnings before Interest, Taxes, Depreciation and Amortization.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in cumulative loss in isolation would be expected to result in a significantly lower (higher) fair value measurement. A significant increase (decrease) in appraisal value and EBITDA projections/multiples in insolation would be expected to result in a significant higher (lower) fair value measurement.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments.

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The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each fund or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these

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NOTES TO FINANCIAL STATEMENTS (continued)

differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Fund may be delayed or limited.

9. Redemption Fees

The Fund imposed a .75% fee on redemption and exchanges of Advisor Class shares. This fee is retained by the Fund and is included in the financials statements as a component of additional paid-in capital. The fee was effective until July 22, 2016.

10. Change of Fiscal Year End

The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31. Accordingly, the statement of operations, statement of changes in net assets, statement of cash flows and the Advisor Class financial highlights reflect the ten months from January 1, 2016 to October 31, 2016. The financial highlights for Class A and Class C reflect the period from April 21, 2016 (inception date) to October 31, 2016.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion of the Fund’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion, of the Fund’s average daily net assets. Effective January 29, 2017, the fee was reduced from .60% to .45 of the first $2.5 billion of the Fund’s average daily net assets, from .55% to .40% of the excess over $2.5 billion up to $5 billion and from .50% to .35% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions cost), on an annual basis (the “Expense Caps”) to .77%,

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NOTES TO FINANCIAL STATEMENTS (continued)

1.52% and .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Effective January 29, 2017, the Expense Caps were reduced from .88% to .77%, 1.63% to 1.52%, and .63% to .52% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through October 31, 2016 are subject to repayment by the Fund until October 31, 2019; such waivers that are subject to repayment amount to $990,111. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentage set forth above. The Expense Caps may not be terminated by the Adviser before April 22, 2018. The Predecessor Fund did not have an Expense Cap. For the six months ended April 30, 2017, such reimbursement/waivers amounted to $756,973. Prior to April 21, 2016, the Predecessor Fund paid the Adviser a monthly advisory fee in an amount equal to the sum of 1/12th of .30 of 1% of the Predecessor Fund’s average weekly net assets up to $250 million, 1/12th of .25 of 1% of the Predecessor Fund’s average weekly net assets in excess of $250 million, and 4.75% of the Predecessor Fund’s daily gross income (i.e., income other than gains from the sale of securities and foreign currency transactions or gains realized from options, futures and swap, less interest on money borrowed by the Predecessor Fund) accrued by the Predecessor Fund during the month. However, such monthly advisory fee could not have exceeded in the aggregate 1/12th of .80% of the Predecessor Fund’s average weekly net assets during the month (approximately .80% on an annual basis).

During the six months ended April 30, 2017 the Adviser reimbursed the Fund $346 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended April 30, 2017, the reimbursement for such services amounted to $32,040.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Prior to the Reorganization Computershare Trust Company, N.A. was the Transfer Agent. Such compensation retained by ABIS amounted to $203,673 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales

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NOTES TO FINANCIAL STATEMENTS (continued)

charges of $8,846 from the sale of Class A shares and received $598 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended April 30, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver amounted to $10,059. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$ 12,471	$252,616	$240,818	$24,269	$22

Brokerage commissions paid on investment transactions for the six months ended April 30, 2017 amounted to $50,020, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $67,277 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor

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beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$178,964,709	$96,037,820
U.S. government securities	182,256,864	178,416,389

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency, written options and swap transactions) are as follows:

Gross unrealized appreciation	$48,279,762
Gross unrealized depreciation	(36,093,950)

Net unrealized appreciation	$12,185,812

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended April 30, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability

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of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price

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of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At April 30, 2017, Portfolio had the maximum payments for written put options amounted to $3,188,172,666. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

The Fund may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

At April 30, 2017, the maximum payments for written put swaptions amounted to $5,175,000, with net unrealized appreciation of $26,172, and a term of less than one year, as reflected in the portfolio of investments.

During the six months ended April 30, 2017, the Fund held purchased and written options for hedging and non-hedging purposes.

During the six months ended April 30, 2017, the Fund held written swaptions for hedging and non-hedging purposes.

For the six months ended April 30, 2017, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 10/31/16	– 0	–	$	– 0	–
Options written	661,368,820			6,297,783
Options assigned	(112,735,000)			(1,684,555)
Options expired	(303,974,600)			(2,114,157)
Options bought back	(28,819,900)			(402,292)
Options exercised	– 0	–		– 0	–

Options written outstanding as of 4/30/17	215,839,320			$2,096,779

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	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/16	$	– 0	–	$	– 0	–
Swaptions written		300,100,000			1,066,226
Swaptions assigned		(8,885,000)			(37,761)
Swaptions expired		(40,445,000)			(165,003)
Swaptions bought back		(240,420,000)			(808,995)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 4/30/17		$10,350,000			$54,467

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the

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contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of April 30, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are

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subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2017, the Fund held credit default swaps for non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2017, the Fund held total return swaps for non-hedging purposes.

Variance Swaps:

The Fund may enter into variance swaps to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on underlying asset(s) or index(es). Actual “variance” as used here is defined as the sum of the square of the returns on the reference asset(s) or index(es) (which in effect is a measure of its “volatility”) over the length of the contract term. So the parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility.

During the six months ended April 30, 2017, the Fund held variance swaps for non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract

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counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended April 30, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,562,563	*	Receivable/Payable for variation margin on exchange-traded derivatives	$7,640,357	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	277,115	*	Receivable/Payable for variation margin on exchange-traded derivatives	397,147	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	$4,459,967	Unrealized depreciation on forward currency exchange contracts	$2,845,718

Foreign exchange contracts	Investments in securities, at value	713,010

Equity contracts	Investments in securities, at value	154,425

Foreign exchange contracts			Options written, at value	1,211,136

Credit contracts			Swaptions written, at value	40,861

Equity contracts			Options written, at value	55,419

Credit contracts			Unrealized depreciation on credit default swaps	4,014,491

Equity contracts			Unrealized depreciation on variance swaps	9,967

Total		$8,167,080		$16,215,096

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$28,433,235	$(14,940,196)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	28,742	– 0	–

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,048,671	$431,527

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(207,724)	– 0	–

Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(814,482)	240,369

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(791,935)	(827,557)

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,573,527	475,712

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	353,769	354,512

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	717,381

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	$191,006	$13,606

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(592,344)	3,497,944

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,252,713	(2,506,436)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	5,917,386	(9,967)

Total		$37,109,945	$(13,270,486)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended April 30, 2017:

Futures:
Average original value of buy contracts	$379,365,307
Average original value of sale contracts	$321,846,552
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$160,661,327
Average principal amount of sale contracts	$246,934,380
Purchased Options:
Average monthly cost	$1,041,170
Interest Rate Swaps:
Average notional amount	$24,849,438	(a)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$195,575,732
Credit Default Swaps:
Average notional amount of sale contracts	$39,552,429
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$42,241,831
Average notional amount of sale contracts	$34,552,637
Total Return Swaps:
Average notional amount	$6,667,429	(b)

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Variance Swaps:
Average notional amount	$1,153,653

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC**	$16,520	$(16,520)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$16,520	$(16,520)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$325,109	$(1,490)		$–0	–	$	– 0	–		$323,619
Bank of America, NA	468,904	(111,482)		– 0	–		– 0	–		357,422
Barclays Bank PLC	132,873	(132,873)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	167,440	(167,440)		– 0	–		– 0	–		– 0	–
Citibank, NA	1,037,569	(715,215)		– 0	–		– 0	–		322,354
Credit Suisse International	85,159	(85,159)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	189,392	(189,392)		– 0	–		– 0	–		– 0	–
HSBC Bank USA	1,022,911	(53,689)		(780,000)			– 0	–		189,222

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received			Net Amount of Derivatives Assets
JPMorgan Chase Bank, NA	$1,761,517	$(84,977)		$	– 0	–		$–0	–	$1,676,540
Royal Bank of Scotland PLC	83,363	(83,363)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	27,909	– 0	–		– 0	–		– 0	–	27,909
State Street Bank & Trust Co.	8,736	(8,736)			– 0	–		– 0	–	– 0	–

Total	$5,310,882	$(1,633,816)			$(780,000)		$	– 0	–	$2,897,066	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Citigroup Global Markets, Inc.**	$43,529	$ – 0	–		$(43,529)		$	– 0	–	$–0	–
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC**	220,696	(16,520)			(204,176)			– 0	–	– 0	–

Total	$264,225	$(16,520)			$(247,705)		$	– 0	–	$–0	–

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$1,490	$(1,490)		$	– 0	–	$	– 0	–	$ – 0	–
Bank of America, NA	111,482	(111,482)			– 0	–		– 0	–	– 0	–
Barclays Bank PLC	939,833	(132,873)			– 0	–		(806,960)		– 0	–

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivatives Liabilities
BNP Paribas SA	$411,031	$(167,440)		$	– 0	–	$(243,591)		$	– 0	–
Citibank, NA	715,215	(715,215)			– 0	–	– 0	–		– 0	–
Credit Suisse International	890,553	(85,159)			– 0	–	(794,971)			10,423
Deutsche Bank AG	317,524	(189,392)			– 0	–	(41,247)			86,885
Goldman Sachs Bank USA/Goldman Sachs International	5,358,360	– 0	–		– 0	–	(5,358,360)			– 0	–
HSBC Bank USA	53,689	(53,689)			– 0	–	– 0	–		– 0	–
JPMorgan Chase Bank, NA	84,977	(84,977)			– 0	–	– 0	–		– 0	–
Morgan Stanley Capital Services LLC	60,826	– 0	–		– 0	–	– 0	–		60,826
Nomura Global Financial Products, Inc.	92,334	– 0	–		– 0	–	– 0	–		92,334
Royal Bank of Scotland PLC	414,540	(83,363)			– 0	–	– 0	–		331,177
State Street Bank & Trust Co.	496,339	(8,736)			– 0	–	– 0	–		487,603
UBS AG	90	– 0	–		– 0	–	– 0	–		90

Total	$9,948,283	$(1,633,816)		$	– 0	–	$(7,245,129)			$1,069,338	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended April 30, 2017, the Fund had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Fund is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund in the event of a default. In the event of a default by a MRA counterparty, the Fund may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as

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such the return of such excess collateral may be delayed or denied. For the six months ended April 30, 2017, the average amount of reverse repurchase agreements outstanding was $259,735,132 and the daily weighted average interest rate was 1.03%. At April 30, 2017, the Fund had reverse repurchase agreements outstanding in the amount of $398,653,241 as reported on the statement of assets and liabilities.

The following table presents the Fund’s RVP liabilities by counterparty net of the related collateral pledged by the Fund as of April 30, 2017:

Counterparty	RVP Liabilities Subject to a MRA	Securities Collateral Pledged†*	Net Amount of RVP Liabilities
Barclays Capital, Inc.	$3,270,763	$(3,270,763)	$0
Credit Suisse Securities (USA) LLC	2,976,359	(2,976,359)	0
HSBC Bank USA	238,896,316	(238,896,316)	0
JP Morgan Chase Bank	153,509,803	(153,509,803)	0

Total	$398,653,241	$(398,653,241)	$0

†	Including accrued interest.

*	The actual collateral pledged may be more than the amount reported due to overcollateralization.

5. Loan Participations and Assignments

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the term of the loan as specified in the loan agreement. When investing in Participations, the Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender. When the Fund purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Fund may also participate in unfunded loan commitments, which are contractual obligations for investing in future Participations, may receive a commitment fee based on the amount of the commitment. Under these arrangements, the Fund may receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Fund may receive an additional funding fee.

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NOTES TO FINANCIAL STATEMENTS (continued)

Unfunded loan commitments and funded loans are marked to market daily.

During the six months ended April 30, 2017, the Fund had no commitments outstanding and received no commitment fees or additional funding fees.

NOTE E

Common Stock

During the years ended December 31, 2015 and December 31, 2014 the Predecessor Fund did not issue any shares in connection with the Fund’s dividend reinvestment plan.

On June 25, 2014, the Predecessor Fund announced a share repurchase program for the Predecessor Fund’s discretionary repurchase of up to 15% of its then outstanding shares of common stock (valued at up to approximately $306 million as of June 24, 2014 based on Predecessor Fund total net assets of approximately $2.04 billion) in open market transactions over a one-year period. This share repurchase program is intended to benefit long-term Predecessor Fund stockholders by the repurchase of Predecessor Fund shares at a discount to their net asset value. During the years ended December 31, 2015 and December 31, 2014, the Predecessor Fund repurchased 12,172,242 and 14,903,847 shares, respectively, at an average discount of 10.45% and 10.09%, respectively, from net asset value. The share repurchase program expired on June 25, 2015.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	For the Period January 1, 2016 to October 31, 2016(a)	Six Months Ended April 30, 2017 (unaudited)	For the Period January 1, 2016 to October 31, 2016(a)

Class A(b)
Shares sold	3,137,070	299,970	$25,239,710	$2,441,972

Shares issued in reinvestment of dividends and distributions	15,902	1,566	127,799	12,705

Shares redeemed	(376,686)	(41,234)	(3,039,480)	(334,002)

Net increase	2,776,286	260,302	$22,328,029	$2,120,675

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	For the Period January 1, 2016 to October 31, 2016(a)	Six Months Ended April 30, 2017 (unaudited)	For the Period January 1, 2016 to October 31, 2016(a)

Class C(b)
Shares sold	1,137,196	139,491	$9,158,073	$1,134,187

Shares issued in reinvestment of dividends and distributions	5,714	533	45,991	4,327

Shares redeemed	(17,815)	(35)	(143,625)	(285)

Net increase	1,125,095	139,989	$9,060,439	$1,138,229

Advisor Class
Shares sold	27,531,722	1,526,459	$221,098,499	$12,542,792

Shares issued in reinvestment of dividends and distributions	1,531,882	1,556,770	12,263,453	12,608,123

Shares redeemed	(14,083,726)	(105,702,567)	(112,384,152)	(856,758,327)

Net increase (decrease)	14,979,878	(102,619,338)	$120,977,800	$(831,607,412)

(a)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(b)	Inception date of April 21, 2016.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (often referred to as “junk bonds”) are subject to higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

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These securities are often able to be “called” or repurchased by the issuer prior to their maturity date, forcing the Fund to reinvest the proceeds, possibly at a lower rate of return.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your

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NOTES TO FINANCIAL STATEMENTS (continued)

investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Mortgage-Backed and/or Other Asset-Backed Securities Risk—Investments in mortgage-backed and other asset-backed securities are subject to certain additional risks. The value of these securities may be particularly sensitive to changes in interest rates. These risks include “extension risk”, which is the risk that, in periods of rising interest rates, issuers may delay the payment of principal, and “prepayment risk”, which is the risk that in periods of falling interest rates, issuers may pay principal sooner than expected, exposing the Fund to a lower rate of return upon reinvestment of principal. Mortgage-backed securities offered by non-governmental issuers and other asset-backed securities may be subject to other risks, such as higher rates of default in the mortgages or assets backing the securities or risks associated with the nature and servicing of mortgages or assets backing the securities.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended October 31, 2016 and years ended December 31, 2015 and December 31, 2014 were as follows:

	2016		2015	2014
Distributions paid from:
Ordinary income	$53,039,602		$107,568,721	$107,988,728
Net long-term capital gains	– 0	–	3,863,457	– 0	–

Total taxable distributions	$53,039,602		$111,432,178	$107,988,728

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,654,845
Accumulated capital and other losses	(63,442,858	)(a)
Unrealized appreciation/(depreciation)	28,372,985	(b)

Total accumulated earnings/(deficit)	$(33,415,028	)(c)

(a)	As of October 31, 2016, the cumulative deferred loss on straddles was $50,419,217. As of October 31, 2016, the Fund had a net capital loss carryforward of $13,023,641.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and partnership investments, the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of passive foreign investment companies (PFICs).

(c)	The differences between book-basis and tax-basis components of accumulated earnings/ (deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund had a net long-term capital loss carryforward of $13,023,641, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Reorganization

At a meeting held on August 6, 2015 the Board, on behalf of the Fund, and the Board of Directors of the Predecessor Fund, approved the Reorganization Agreement providing for the tax-free acquisition by the Fund of the assets and liabilities of the Predecessor Fund, and the Predecessor Fund shareholders approved the Reorganization Agreement at a Special Meeting of Shareholders held on March 1, 2016. The acquisition was completed at the close of business April 21, 2016. Pursuant to the Reorganization Agreement, the assets and liabilities of the Predecessor Fund’s shares were transferred in exchange for the Fund’s Advisor Class shares, in a tax-free exchange as follows:

	Shares outstanding before the Reorganization		Shares outstanding immediately after the Reorganization		Aggregate net assets before the Reorganization			Aggregate net assets immediately after the Reorganization
Predecessor Fund*	215,833,695		– 0	–		$1,725,148,833	+	$	– 0	–
The Fund	– 0	–	215,833,695		$	– 0	–		$1,725,148,833

*	Represents the accounting survivor.

+	Includes distributions in excess of net investment income of ($20,163,122) and unrealized appreciation on investments of $61,667,545, with a fair value of $2,379,923,538 and identified cost of $2,318,255,993.

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

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NOTE L

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE M

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended April 30, 2017 (unaudited)	April 21 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 8.08	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.20	.17 †
Net realized and unrealized gain on investment and foreign currency transactions	.07	.08
Contributions from Affiliates	.00 (d)	.00

Net increase in net asset value from operations	.27	.25

Less: Dividends
Dividends from net investment income	(.21)	(.16)

Net asset value, end of period	$ 8.14	$ 8.08

Total Return
Total investment return based on net asset value(e)	3.57%	3.14%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$24,714	$2,104
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	1.11%	1.16%
Expenses, before waivers/reimbursements(f)^	1.27%	1.37%
Net investment income(c)^	5.14%	4.06%†
Portfolio turnover rate	21%	14%

See footnote summary on pages 94-95.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended April 30, 2017 (unaudited)	April 21, 2016(a) to October 31, 2016

Net asset value, beginning of period	$ 8.09	$ 7.99

Income From Investment Operations
Net investment income(b)(c)	.17	.14 †
Net realized and unrealized gain on investment and foreign currency transactions	.07	.09
Contributions from Affiliates	.00 (d)	.00

Net increase in net asset value from operations	.24	.23

Less: Dividends
Dividends from net investment income	(.18)	(.13)

Net asset value, end of period	$ 8.15	$ 8.09

Total Return
Total investment return based on net asset value(e)	3.16%	2.85%†
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10,312	$1,133
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)^	1.86%	1.90%
Expenses, before waivers/reimbursements(f)^	2.02%	2.15%
Net investment income(c)^	4.34%	3.34%†
Portfolio turnover rate	21%	14%

See footnote summary on pages 94-95.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended April 30, 2017 (unaudited)		January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
					2015		2014		2013		2012		2011

Net asset value, beginning of period	$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93		$ 8.75

Income From Investment Operations
Net investment income(b)	.22	(c)	.29	(c)†	.38		.42		.40		.40		.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07		.22		(.41)		.19		(.71)		.57		.31
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)	– 0	–

Net increase (decrease) in net asset value from operations	.29		.51		(.03)		.61		(.31)		.97		.75

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.28)		(.46)		(.45)		(.41)		(.48)		(.57)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.05)		– 0	–	(.04)		(.53)		– 0	–

Total dividends and distributions	(.23)		(.28)		(.51)		(.45)		(.45)		(1.01)		(.57)

Redemption fee	– 0	–	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–
Anti-Dilutive Effect of Share Repurchase Program	– 0	–	– 0	–	.06		.05		– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 8.15		$ 8.09		$ 7.86		$ 8.34		$ 8.13		$ 8.89		$ 8.93

Market value, end of period	N/A		N/A		$ 7.67		$ 7.47		$ 7.13		$ 8.10		$ 8.07

Discount, end of period	N/A		N/A		(2.42)%		(10.43)%		(12.30)%		(8.89)%		(9.63)%
Total Return
Total investment return based on:
Market value	N/A		N/A		9.71	%(h)	11.28	%(h)	(6.50	)%(h)	13.80	%(h)	9.36	%(h)
Net asset value	3.69	%(e)	6.66	%(e)†	.70	%(h)	8.96	%(h)	(2.86	)%(h)	12.15	%(h)	9.67	%(h)
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,045		$916		$1,696		$1,902		$1,976		$2,159		$2,168
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.87	%^	.88	%^	.75%		.67%		.63%		.64%		.64%
Expenses, before waivers/reimbursements(f)	1.04	%^	.96	%^	.75%		.67%		.63%		.64%		.64%
Net investment income	5.67	%(c)^	4.29	%(c)^†	4.57%		5.02%		4.74%		4.34%		5.00%
Portfolio turnover rate	21%		14%		34%		32%		107%		58%		67%

(a)	Inception date.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived by the Adviser.

(d)	Amount is less than $.005.

See notes to financial statements.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The expense ratios, excluding interest expense are:

	Six Months Ended April 30, 2017 (unaudited)		January 1, 2016 to October 31, 2016(g)		Year Ended December 31,
					2015	2014	2013	2012	2011

Class A
Net of waivers/reimbursements	.79	%^	.88	%^	N/A	N/A	N/A	N/A	N/A
Before waivers/reimbursements	.95	%^	1.09	%^	N/A	N/A	N/A	N/A	N/A
Class C
Net of waivers/reimbursements	1.54	%^	1.63	%^	N/A	N/A	N/A	N/A	N/A
Before waivers/reimbursements	1.70	%^	1.87	%^	N/A	N/A	N/A	N/A	N/A
Advisor Class
Net of waivers/reimbursements	.57	%^	.61	%^	.61%	.61%	.57%	.55%	.58%
Before waivers/reimbursements	.74	%^	.69	%^	.61%	.61%	.57%	.55%	.58%

(g)	The Predecessor Fund’s fiscal year end was December 31 and the Fund’s fiscal year end is October 31.

(h)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

†	For the period ended October 31, 2016, the amount includes a non-recurring refund for overbilling of prior years’ custody out-of-pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .003	.04%	.03%

^	Annualized.

See notes to financial statements.

abfunds.com	AB INCOME FUND | 95

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Gershon M. Distenfeld(2),
Vice President

Douglas J. Peebles(2), Vice President

Ashish Shah(2), Vice President

Matthew Sheridan(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by a team of investment professionals consisting of Messrs. DeNoon, Distenfeld, Peebles, Shah and Sheridan.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB Income Fund (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

Because the Fund commenced operations on April 21, 2016, the directors were unable to consider historical information about the profitability of the Fund for calendar years 2014 and 2015. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

At the Meeting, the directors reviewed information prepared by the Adviser showing performance of the Class A Shares against a broad-based

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securities market index for the period from inception (April 21, 2016) through July 31, 2016. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective January 29, 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. Information regarding the Class A expense ratio of the Fund included the pro forma expense ratio to reflect a reduction in the expense cap by the Adviser effective January 29, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

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Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. [Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB INCOME FUND | 101

NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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NOTES

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AB INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IF-0152-0417

APR    04.30.17

SEMI-ANNUAL REPORT

AB INTERMEDIATE BOND PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Bond Portfolio (the “Portfolio”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolio’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 12, 2017

This report provides management’s discussion of fund performance for AB Intermediate Bond Portfolio for the semi-annual reporting period ended April 30, 2017.

The Portfolio’s investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB INTERMEDIATE BOND PORTFOLIO[1]
Class A Shares	0.10%	2.52%
Class B Shares[2]	-0.28%	1.76%
Class C Shares	-0.27%	1.76%
Advisor Class Shares[3]	0.22%	2.86%
Class R Shares[3]	-0.03%	2.27%
Class K Shares[3]	0.10%	2.52%
Class I Shares[3]	0.31%	2.88%
Class Z Shares[3]	0.13%	2.77%
Bloomberg Barclays US Aggregate Bond Index	-0.67%	0.83%

1	Includes the impact of a non-recurring refund for overbilling of prior years’ custody out of pocket fees, which enhanced performance for the six- and 12-month periods ended April 30, 2017, by 0.02% and 0.02%, respectively.

2	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

3	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The table above shows the Portfolio’s performance compared with its benchmark, the Bloomberg Barclays US Aggregate Bond Index, for the six- and 12-month periods ended April 30, 2017.

During both periods, all share classes of the Fund outperformed the benchmark, before sales charges. During the six-month period, sector allocation contributed to performance, because of an overweight to collateralized mortgage obligations and an underweight in Treasuries, relative to the benchmark. Security selection in the banking sector and collateralized

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mortgage obligations contributed, offsetting losses from selections in asset-backed securities, specifically car loans. The Portfolio’s shorter-than-benchmark duration also contributed, though positioning along the intermediate part of the yield curve detracted. Currency investments were positive.

During the 12-month period, security selection contributed, particularly within banking and energy, while selections in agency mortgage-backed securities detracted. Sector positioning contributed, because of an underweight to Treasuries and an overweight in collateralized mortgage obligations. Currency allocation was positive. The Fund’s shorter-than-benchmark duration also contributed as yields rose in the period, though positioning along the intermediate part of the curve detracted.

During both periods, the Portfolio utilized derivatives including currency forwards and options to hedge currency risk and actively manage currency positions. Credit default swaps were utilized for hedging and investment purposes, which had an immaterial impact on absolute performance during both periods. Treasury futures, interest rate swaps and interest rate swaptions were utilized to manage duration, country exposure and yield-curve positioning. Equity options were utilized to hedge market risk.

MARKET REVIEW AND INVESTMENT STRATEGY

Bond markets rallied over the 12-month period, but were volatile in the latter half of the period. Political events had a significant impact on bond markets during both periods. In the US, Donald Trump’s presidential election victory and the promise of fiscal stimulus, a retreat from globalization and relaxed regulation were treated as positive developments by financial markets, though uncertainty regarding the specific details remained high. UK Prime Minister Theresa May surprised investors when she called for a snap parliamentary election three years ahead of schedule, in an effort to firm up the country’s mandate going into Brexit negotiations. The benign first-round outcome of the French presidential elections quelled some geopolitical uncertainty and renewed appetite for risk assets. Markets, especially in Europe, rallied on the news. The 10-year US Treasury yield rose almost half a percent to end higher at 2.28%. The 10-year German bund yield also rose through both periods, though only modestly in the latter, ending at 0.32%.

European central banks generally maintained an easing bias through the 12-month period, while the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008. Accelerating trade and waning inflationary pressures contributed to a rally in emerging-market debt. Yields in developed markets had varying performance in both periods, generally rising in the US, Japan and Canada, and moving in different directions elsewhere, though longer maturities broadly rose. Developed-market treasuries, investment-grade credit securities and emerging-market

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 3

local-currency government bonds rebounded over the 12-month period, but experienced volatility in the latter half. Global high yield rallied in both periods, during which sector performance was almost uniformly positive; energy and basics were the best performers in each period, benefiting from oil price increases. Consumer-related sectors generally lagged the rising markets, with pharmaceuticals one of the few sectors to fall in both periods.

INVESTMENT POLICIES

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of between three to 10 years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment-grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in US dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-US dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed- and emerging-market debt securities.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may invest in mortgage-related and other asset-backed securities, loan participations, inflation-indexed securities, structured securities, variable, floating, and inverse floating-rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures contracts, forwards or swaps.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the

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DISCLOSURES AND RISKS (continued)

Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Portfolio shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Portfolio’s prospectus. As with all investments, you may lose money by investing in the Portfolio.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolio have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolio’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS A SHARES			1.88%
1 Year	2.52%	-1.82%
5 Years	2.92%	2.04%
10 Years	4.39%	3.93%
CLASS B SHARES			1.20%
1 Year	1.76%	-1.24%
5 Years	2.18%	2.18%
10 Years[2]	3.95%	3.95%
CLASS C SHARES			1.22%
1 Year	1.76%	0.77%
5 Years	2.19%	2.19%
10 Years	3.66%	3.66%
ADVISOR CLASS SHARES[3]			2.22%
1 Year	2.86%	2.86%
5 Years	3.22%	3.22%
10 Years	4.70%	4.70%
CLASS R SHARES[3]			1.61%
1 Year	2.27%	2.27%
5 Years	2.69%	2.69%
10 Years	4.17%	4.17%
CLASS K SHARES[3]			1.91%
1 Year	2.52%	2.52%
5 Years	2.95%	2.95%
10 Years	4.43%	4.43%
CLASS I SHARES[3]			2.24%
1 Year	2.88%	2.88%
5 Years	3.22%	3.22%
10 Years	4.71%	4.71%
CLASS Z SHARES[3]			2.34%
1 Year	2.77%	2.77%
Since Inception[4]	3.22%	3.22%

The Portfolio’s prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.03%, 1.81%, 1.78%, 0.78%, 1.38%, 1.09%, 0.76% and 0.66% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios exclusive of interest expense to 0.77%, 1.52%, 1.52%, 0.52%, 1.02%, 0.77%, 0.52% and 0.52% for Class A,

(footnotes continued on next page)

8 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2017.

2	Assumes conversion of Class B shares into Class A shares after six years.

3	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 4/25/2014.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.14%
5 Years	2.04%
10 Years	3.88%
CLASS B SHARES
1 Year	-1.45%
5 Years	2.20%
10 Years[1]	3.91%
CLASS C SHARES
1 Year	0.45%
5 Years	2.21%
10 Years	3.61%
ADVISOR CLASS SHARES[2]
1 Year	2.55%
5 Years	3.22%
10 Years	4.65%
CLASS R SHARES[2]
1 Year	1.95%
5 Years	2.71%
10 Years	4.12%
CLASS K SHARES[2]
1 Year	2.20%
5 Years	2.96%
10 Years	4.38%
CLASS I SHARES[2]
1 Year	2.56%
5 Years	3.22%
10 Years	4.64%
CLASS Z SHARES[2]
1 Year	2.55%
Since Inception[3]	2.97%

1	Assumes conversion of Class B shares into Class A shares after six years.

2	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 4/25/2014.

10 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 11

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,001.00	$4.02	0.81%
Hypothetical**	$1,000	$1,020.78	$4.06	0.81%
Class B
Actual	$1,000	$997.20	$7.73	1.56%
Hypothetical**	$1,000	$1,017.06	$7.80	1.56%
Class C
Actual	$1,000	$997.30	$7.73	1.56%
Hypothetical**	$1,000	$1,017.06	$7.80	1.56%
Advisor Class
Actual	$1,000	$1,002.20	$2.78	0.56%
Hypothetical**	$1,000	$1,022.02	$2.81	0.56%
Class R
Actual	$1,000	$999.70	$5.26	1.06%
Hypothetical**	$1,000	$1,019.54	$5.31	1.06%
Class K
Actual	$1,000	$1,001.00	$4.02	0.81%
Hypothetical**	$1,000	$1,020.78	$4.06	0.81%
Class I
Actual	$1,000	$1,003.10	$2.78	0.56%
Hypothetical**	$1,000	$1,022.02	$2.81	0.56%
Class Z
Actual	$1,000	$1,001.30	$2.78	0.56%
Hypothetical**	$1,000	$1,022.02	$2.81	0.56%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

12 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $354.7

TOP TEN SECTORS (including derivatives)1

Governments–Treasuries[2]	27.4%
Corporates–Investment Grade[3]	24.3
Mortgage Pass-Throughs	15.9
Asset-Backed Securities	13.1
Commercial Mortgage-Backed Securities[3]	12.7
Inflation-Linked Securities	7.3
Collateralized Mortgage Obligations	7.1
Corporates–Non Investment Grade[3]	3.9
Emerging Markets–Treasuries	0.9
Interest Rate Swaps[4]	-20.5

SECTOR BREAKDOWN (excluding derivatives)5

Corporates–Investment Grade	21.9%	Emerging Markets–Treasuries	0.8%
Mortgage Pass-Throughs	14.6	Emerging Markets–Corporate Bonds	0.6
Asset-Backed Securities	12.0	Local Governments–US Municipal Bonds	0.4
Governments–Treasuries	11.7	Quasi-Sovereigns	0.3
Commercial Mortgage-Backed Securities	9.0	Common Stocks	0.2
Inflation-Linked Securities	6.7	Other	0.2
Collateralized Mortgage Obligations	6.5	Short-Term	11.3
Corporates–Non-Investment Grade	3.8		100.0%

1	All data are as of April 30, 2017. The Portfolio’s sectors include derivative exposure and are expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time.

2	Includes Treasury Futures.

3	Includes Credit Default Swaps.

4	Represents the exposure of the Portfolio’s fixed-rate payments on the Interest Rate Swaps. Interest Rate Swaps involve the exchange by a fund with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments).

5	All data are as of April 30, 2017. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” represents the following categories: Emerging Markets–Sovereigns and Governments–Sovereign Bonds.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES – INVESTMENT GRADE – 23.9%
Industrial – 14.6%
Basic – 1.2%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	66	$71,617
Eastman Chemical Co. 3.80%, 3/15/25		220	226,686
Glencore Funding LLC 4.125%, 5/30/23(a)		516	529,736
International Paper Co. 4.75%, 2/15/22		172	187,815
Minsur SA 6.25%, 2/07/24(a)		335	359,288
Mosaic Co. (The) 5.625%, 11/15/43		244	252,225
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,607	1,572,851
Vale Overseas Ltd. 6.875%, 11/21/36		495	535,590
Yamana Gold, Inc. 4.95%, 7/15/24		339	342,390

			4,078,198

Capital Goods – 0.2%
Embraer Netherlands Finance BV 5.40%, 2/01/27		540	559,533
General Electric Co. Series D 5.00%, 1/21/21(b)		187	197,762

			757,295

Communications - Media – 1.3%
21st Century Fox America, Inc. 6.55%, 3/15/33		142	174,832
CBS Corp. 5.75%, 4/15/20		710	780,510
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908%, 7/23/25		740	791,652
Cox Communications, Inc. 2.95%, 6/30/23(a)		233	224,743
TCI Communications, Inc. 7.875%, 2/15/26		670	898,463
Time Warner Cable LLC 4.50%, 9/15/42		230	212,069
5.00%, 2/01/20		740	789,225

14 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Time Warner, Inc. 4.70%, 1/15/21	U.S.$	600	$645,240
Viacom, Inc. 5.625%, 9/15/19		240	257,342

			4,774,076

Communications - Telecommunications – 2.3%
AT&T, Inc. 3.40%, 5/15/25		1,610	1,566,900
3.80%, 3/15/22		252	261,518
4.125%, 2/17/26		1,161	1,182,571
4.60%, 2/15/21		565	601,951
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	130	104,201
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 3.36%, 9/20/21(a)	U.S.$	400	403,520
Telefonica Emisiones SAU 5.462%, 2/16/21		520	573,290
Verizon Communications, Inc. 2.625%, 8/15/26		988	905,976
3.50%, 11/01/24		2,015	2,015,625
5.50%, 3/16/47		485	513,508

			8,129,060

Consumer Cyclical - Automotive – 0.9%
Ford Motor Credit Co. LLC 3.664%, 9/08/24		603	599,792
5.875%, 8/02/21		1,291	1,437,955
General Motors Co. 3.50%, 10/02/18		340	346,803
General Motors Financial Co., Inc. 3.10%, 1/15/19		560	568,579
3.25%, 5/15/18		43	43,558
4.00%, 1/15/25		106	106,810
4.30%, 7/13/25		135	137,389

			3,240,886

Consumer Cyclical - Retailers – 0.3%
CVS Health Corp. 3.875%, 7/20/25		589	612,301
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		590	606,077

			1,218,378

Consumer Non-Cyclical – 2.3%
AbbVie, Inc. 3.60%, 5/14/25		1,057	1,067,633

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

AstraZeneca PLC 6.45%, 9/15/37	U.S.$	235	$309,128
Bayer US Finance LLC 3.375%, 10/08/24(a)		321	325,870
Becton Dickinson and Co. 3.734%, 12/15/24		180	181,237
Biogen, Inc. 4.05%, 9/15/25		683	716,009
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		6	6,776
Celgene Corp. 3.875%, 8/15/25		1,310	1,356,453
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		538	543,025
Laboratory Corp. of America Holdings 3.60%, 2/01/25		265	264,974
Mylan NV 3.95%, 6/15/26		225	222,631
PepsiCo, Inc. 4.45%, 4/14/46		440	473,818
Reynolds American, Inc. 5.85%, 8/15/45		202	239,602
Sigma Alimentos SA de CV 4.125%, 5/02/26(a)		570	562,305
Teva Pharmaceutical Finance Netherlands III BV 2.80%, 7/21/23		680	656,696
3.15%, 10/01/26		452	419,664
Tyson Foods, Inc. 2.65%, 8/15/19		164	165,547
3.95%, 8/15/24		541	555,558

			8,066,926

Energy – 3.7%
Cenovus Energy, Inc. 3.00%, 8/15/22		42	41,302
5.70%, 10/15/19		169	181,372
Ecopetrol SA 5.875%, 5/28/45		245	224,371
Encana Corp. 3.90%, 11/15/21		415	426,479
Energy Transfer Partners LP/old 6.70%, 7/01/18		411	432,438
7.50%, 7/01/38		772	935,703
Enterprise Products Operating LLC 3.70%, 2/15/26		735	745,194
5.20%, 9/01/20		235	256,383

16 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Halliburton Co. 5.00%, 11/15/45	U.S.$	825	$881,595
Hess Corp. 4.30%, 4/01/27		648	645,214
Kinder Morgan Energy Partners LP 4.15%, 3/01/22		849	884,106
MPLX LP 4.125%, 3/01/27		350	354,428
4.50%, 7/15/23		672	709,081
Nabors Industries, Inc. 5.50%, 1/15/23(a)		721	729,472
Noble Energy, Inc. 3.90%, 11/15/24		463	473,130
8.25%, 3/01/19		1,232	1,366,436
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24		594	584,953
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23		135	140,455
5.75%, 9/01/20		420	454,469
Sabine Pass Liquefaction LLC 5.00%, 3/15/27(a)		482	509,045
TransCanada PipeLines Ltd. 6.35%, 5/15/67		831	769,506
Valero Energy Corp. 6.125%, 2/01/20		770	849,364
Williams Partners LP 4.125%, 11/15/20		403	421,881

			13,016,377

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 3/25/24(a)		530	562,463

Services – 0.4%
eBay, Inc. 3.80%, 3/09/22		232	242,454
S&P Global, Inc. 4.40%, 2/15/26		584	624,956
Total System Services, Inc. 2.375%, 6/01/18		344	345,231
3.75%, 6/01/23		350	357,448

			1,570,089

Technology – 1.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	234,141

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.625%, 1/15/24(a)	U.S.$	181	$183,644
3.875%, 1/15/27(a)		395	400,649
Dell International LLC/EMC Corp. 5.45%, 6/15/23(a)		865	934,062
6.02%, 6/15/26(a)		145	159,484
Fidelity National Information Services, Inc. 3.50%, 4/15/23		241	247,085
5.00%, 10/15/25		3	3,308
HP, Inc. 4.65%, 12/09/21		266	287,088
KLA-Tencor Corp. 4.65%, 11/01/24		614	659,430
Lam Research Corp. 2.80%, 6/15/21		269	271,515
Micron Technology, Inc. 7.50%, 9/15/23		224	250,582
Motorola Solutions, Inc. 3.50%, 3/01/23		400	400,200
7.50%, 5/15/25		228	271,774
Oracle Corp. 4.125%, 5/15/45		510	507,715
Seagate HDD Cayman 4.75%, 1/01/25		336	327,802
Western Digital Corp. 7.375%, 4/01/23(a)		508	555,503

			5,693,982

Transportation - Services – 0.2%
Adani Ports & Special Economic Zone Ltd. 3.95%, 1/19/22(a)		545	553,175
AerCap Aviation Solutions BV 6.375%, 5/30/17		320	321,142

			874,317

			51,982,047

Financial Institutions – 8.3%
Banking – 6.6%
ABN AMRO Bank NV 4.75%, 7/28/25(a)		200	209,486
Banco Santander SA 3.50%, 4/11/22		400	403,820
Bank of America Corp. 2.881%, 4/24/23		900	897,651
3.824%, 1/20/28		905	912,222
Series L 2.60%, 1/15/19		1,053	1,063,593

18 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Barclays Bank PLC Series E 6.625%, 3/30/22(a)	EUR	333	$453,653
Barclays PLC 3.65%, 3/16/25	U.S.$	389	383,173
3.684%, 1/10/23		735	746,826
BNP Paribas SA 3.80%, 1/10/24(a)		347	351,119
Series E 2.25%, 1/11/27(a)	EUR	345	377,710
BPCE SA 5.70%, 10/22/23(a)	U.S.$	230	249,230
Citigroup, Inc. 3.70%, 1/12/26		1,000	1,007,670
Compass Bank 5.50%, 4/01/20		1,339	1,421,951
Cooperatieve Rabobank UA 4.375%, 8/04/25		1,373	1,428,249
Credit Agricole SA/London 4.125%, 1/10/27(a)		387	392,015
Credit Suisse Group Funding Guernsey Ltd. 3.80%, 6/09/23		600	613,260
Goldman Sachs Group, Inc. (The) 2.35%, 11/15/21		710	699,847
3.75%, 5/22/25		254	258,902
3.85%, 7/08/24		905	934,241
Series D 6.00%, 6/15/20		1,282	1,420,405
ING Groep NV 3.95%, 3/29/27		437	447,488
JPMorgan Chase & Co. 3.782%, 2/01/28		593	602,411
Lloyds Banking Group PLC 3.75%, 1/11/27		920	917,277
4.65%, 3/24/26		366	380,336
Mitsubishi UFJ Financial Group, Inc. 3.85%, 3/01/26		234	243,283
Morgan Stanley 5.625%, 9/23/19		478	516,288
Series G 5.50%, 7/24/20		590	645,124
Nationwide Building Society 4.00%, 9/14/26(a)		950	940,481
Santander Issuances SAU 3.25%, 4/04/26(a)	EUR	300	348,515
5.179%, 11/19/25	U.S.$	600	628,620

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Santander UK PLC 5.00%, 11/07/23(a)	U.S.$	500	$526,705
Sumitomo Mitsui Banking Corp. 1.966%, 1/11/19		515	514,815
UBS AG/Stamford CT 7.625%, 8/17/22		620	725,617
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		436	448,674
US Bancorp Series J 5.30%, 4/15/27(b)		380	393,862
Wells Fargo & Co. 3.069%, 1/24/23		712	720,053

			23,224,572

Finance – 0.1%
International Lease Finance Corp. 5.875%, 4/01/19		245	260,896

Insurance – 1.1%
American International Group, Inc. 8.175%, 5/15/58		940	1,210,654
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		542	767,201
Hartford Financial Services Group, Inc. (The) 5.50%, 3/30/20		110	119,562
Lincoln National Corp. 8.75%, 7/01/19		111	126,069
MetLife Capital Trust IV 7.875%, 12/15/37(a)		699	891,344
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		246	401,192
ZFS Finance USA Trust V 6.50%, 5/09/37(a)		538	538,113

			4,054,135

REITS – 0.5%
American Tower Corp. 5.05%, 9/01/20		1,185	1,279,658
Trust F/1401 5.25%, 1/30/26(a)		565	573,471

			1,853,129

			29,392,732

Utility – 1.0%
Electric – 1.0%
CMS Energy Corp. 5.05%, 3/15/22		440	482,535

20 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dominion Resources, Inc./VA 4.70%, 12/01/44	U.S.$	750	$781,035
Entergy Corp. 4.00%, 7/15/22		582	615,092
Exelon Corp. 5.15%, 12/01/20		260	280,561
Exelon Corp. 5.10%, 6/15/45		320	348,918
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/24(a)		580	626,400
TECO Finance, Inc. 5.15%, 3/15/20		380	405,137

			3,539,678

Total Corporates – Investment Grade (cost $83,364,920)			84,914,457

MORTGAGE PASS-THROUGHS – 15.9%
Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Series 2006 3.532% (LIBOR 12 Month + 2.00%), 1/01/37(c)		30	31,549

Agency Fixed Rate 15-Year – 1.8%
Federal National Mortgage Association 2.50%, 5/01/22-2/01/32		2,446	2,466,388
Series 2016 2.50%, 11/01/31-12/01/31		3,939	3,967,445

			6,433,833

Agency Fixed Rate 30-Year – 14.1%
Federal Home Loan Mortgage Corp. Gold 4.00%, 2/01/46		1,792	1,898,727
Series 2005 5.50%, 1/01/35		272	304,214
Series 2007 5.50%, 7/01/35		37	41,072
Series 2017 4.00%, 7/01/44		1,450	1,535,162
Federal National Mortgage Association 3.50%, 1/01/46-5/01/46		5,282	5,436,132
3.50%, 5/01/47, TBA		6,340	6,519,799
4.00%, 12/01/40-10/01/43		2,939	3,116,337
4.00%, 5/01/47, TBA		6,590	6,941,123
4.50%, 5/25/47, TBA		13,172	14,174,307

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

5.50%, 1/01/35	U.S.$	716		$800,262
Series 2003 5.50%, 4/01/33-7/01/33		265		295,249
Series 2004 5.50%, 4/01/34-11/01/34		151		168,905
Series 2005 5.50%, 2/01/35		111		124,088
Series 2007 5.50%, 8/01/37		494		551,448
Government National Mortgage Association 3.00%, 4/20/46-5/20/46		1,409		1,430,367
3.50%, 5/01/47, TBA		6,440		6,691,562
Series 1990 9.00%, 12/15/19		– 0	–**	5
Series 1999 8.15%, 9/15/20		27		28,230

				50,056,989

Total Mortgage Pass-Throughs (cost $56,328,437)				56,522,371

ASSET-BACKED SECURITIES – 13.1%
Autos - Fixed Rate – 8.3%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19		724		723,878
Ally Master Owner Trust Series 2015-3, Class A 1.63%, 5/15/20		1,226		1,226,158
Americredit Automobile Receivables Trust Series 2016-4, Class A2A 1.34%, 4/08/20		742		741,747
Avis Budget Rental Car Funding AESOP LLC Series 2012-3A, Class A 2.10%, 3/20/19(a)		1,005		1,007,502
Series 2016-1A, Class A 2.99%, 6/20/22(a)		418		420,828
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)		906		905,194
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19		366		366,226
Series 2015-2, Class A3 1.31%, 8/15/19		274		274,248
Capital Auto Receivables Asset Trust Series 2014-1, Class B 2.22%, 1/22/19		220		220,376

22 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CarMax Auto Owner Trust Series 2015-4, Class A3 1.56%, 11/16/20	U.S.$	497	$496,743
Chrysler Capital Auto Receivables Trust Series 2015-BA, Class A3 1.91%, 3/16/20(a)		822	823,865
Series 2016-AA, Class A3 1.77%, 10/15/20(a)		913	913,929
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)		132	132,397
Series 2014-B, Class A 1.11%, 11/15/18(a)		8	8,381
Series 2016-C, Class E 8.39%, 9/15/23(a)		600	650,993
CPS Auto Trust Series 2017-A, Class E 7.07%, 4/15/24(a)		550	572,104
Drive Auto Receivables Trust Series 2016-CA, Class A3 1.67%, 11/15/19(a)		547	547,228
Series 2017-BA, Class A1 1.20%, 4/16/18(a)		908	908,123
Enterprise Fleet Financing LLC Series 2015-1, Class A2 1.30%, 9/20/20(a)		428	427,925
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 2/15/23(a)		270	288,940
Series 2016-3A, Class A 1.84%, 11/16/20(a)		282	281,696
Series 2016-3A, Class D 6.40%, 7/17/23(a)		350	356,814
Series 2017-2A, Class A 2.11%, 6/15/21(a)		615	614,168
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21		721	720,943
First Investors Auto Owner Trust Series 2016-2A, Class A1 1.53%, 11/16/20(a)		461	459,891
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/23(a)		350	379,746
Series 2016-3, Class A1 1.61%, 12/15/19(a)		426	424,698

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-4, Class E 6.44%, 1/16/24(a)	U.S.$	565	$560,012
Ford Credit Auto Owner Trust Series 2014-2, Class A 2.31%, 4/15/26(a)		322	325,076
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22		906	903,222
Series 2016-1, Class A1 1.76%, 2/15/21		682	682,104
GM Financial Automobile Leasing Trust Series 2015-2, Class A3 1.68%, 12/20/18		1,080	1,081,451
Series 2015-3, Class A3 1.69%, 3/20/19		1,155	1,156,248
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)		575	575,105
Series 2016-1, Class A1 1.96%, 5/17/21(a)		860	861,584
Harley-Davidson Motorcycle Trust Series 2015-1, Class A3 1.41%, 6/15/20		449	448,796
Hertz Vehicle Financing II LP Series 2015-1A, Class B 3.52%, 3/25/21(a)		386	385,915
Hertz Vehicle Financing LLC Series 2013-1A, Class A2 1.83%, 8/25/19(a)		2,370	2,362,887
Series 2016-1A, Class A 2.32%, 3/25/20(a)		678	675,592
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)		461	460,645
Mercedes Benz Auto Lease Trust Series 2015-B, Class A3 1.34%, 7/16/18		622	621,964
Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18		450	450,342
Santander Drive Auto Receivables Trust Series 2013-2, Class E 2.98%, 4/15/20(a)		894	898,705
Series 2016-3, Class A2 1.34%, 11/15/19		618	617,267

24 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Westlake Automobile Receivables Trust Series 2015-3A, Class A2A 1.42%, 5/17/21(a)	U.S.$	80	$79,799
Series 2016-2A, Class A2 1.57%, 6/17/19(a)		359	359,405
Wheels SPV 2 LLC Series 2016-1A, Class A3 1.87%, 5/20/25(a)		950	944,189

			29,345,049

Credit Cards - Fixed Rate – 1.8%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		400	400,020
Barclays Dryrock Issuance Trust Series 2015-2, Class A 1.56%, 3/15/21		703	703,115
Series 2015-4, Class A 1.72%, 8/16/21		630	630,726
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,101	1,102,720
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,050	1,059,571
Series 2015-3, Class A 1.74%, 9/15/21		859	859,478
Series 2016-1, Class A 2.04%, 3/15/22		544	546,459
World Financial Network Credit Card Master Trust Series 2013-A, Class A 1.61%, 12/15/21		570	570,491
Series 2016-B, Class A 1.44%, 6/15/22		416	414,918

			6,287,498

Other ABS - Fixed Rate – 1.7%
Ascentium Equipment Receivables Trust Series 2016-1A, Class A2 1.75%, 11/13/18(a)		165	165,024
CNH Equipment Trust Series 2015-A, Class A4 1.85%, 4/15/21		616	617,468
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		143	143,355

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-2, Class A2A 1.42%, 12/22/17(a)	U.S.$	32	$31,797
Marlette Funding Trust Series 2016-1A, Class A 3.06%, 1/17/23(a)		390	388,958
Series 2017-1A, Class A 2.827%, 3/15/24(a)		465	465,703
Series 2017-1A, Class C 6.658%, 3/15/24(a)		750	757,759
SBA Tower Trust 3.156%, 10/15/20(a)		688	691,509
SoFi Consumer Loan Program LLC Series 2016-2, Class A 3.09%, 10/27/25(a)		549	549,603
Series 2016-3, Class A 3.05%, 12/26/25(a)		602	602,155
Series 2017-1, Class A 3.28%, 1/26/26(a)		488	489,612
Series 2017-2, Class A 3.28%, 2/25/26(a)		676	679,886
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, 5/25/46(a)		513	522,610

			6,105,439

Autos - Floating Rate – 0.8%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 1.494% (LIBOR 1 Month + 0.50%), 7/15/20(a)(c)		997	998,973
Volkswagen Credit Auto Master Trust Series 2014-1A, Class A1 1.343% (LIBOR 1 Month + 0.35%), 7/22/19(a)(c)		340	340,053
Wells Fargo Dealer Floorplan Master Note Trust Series 2014-1, Class A 1.373% (LIBOR 1 Month + 0.38%), 7/20/19(c)		537	537,205
Series 2015-1, Class A 1.493% (LIBOR 1 Month + 0.50%), 1/20/20(c)		1,073	1,074,838

			2,951,069

26 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 0.5%
Discover Card Execution Note Trust Series 2015-A1, Class A1 1.344% (LIBOR 1 Month + 0.35%), 8/17/20(c)	U.S.$	964	$966,051
World Financial Network Credit Card Master Trust Series 2015-A, Class A 1.474% (LIBOR 1 Month + 0.48%), 2/15/22(c)		681	682,926

			1,648,977

Home Equity Loans - Fixed Rate – 0.0%
Credit-Based Asset Servicing & Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		83	83,390
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		18	– 0	–

			83,390

Home Equity Loans - Floating Rate – 0.0%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 2.116% (LIBOR 1 Month + 1.13%), 12/25/32(c)		42	40,385

Total Asset-Backed Securities (cost $46,308,804)			46,461,807

GOVERNMENTS – TREASURIES – 12.8%
United States – 12.8%
U.S. Treasury Bonds
2.50%, 2/15/45-5/15/46		1,484	1,351,450
2.875%, 8/15/45-11/15/46		1,556	1,529,743
3.00%, 5/15/45-11/15/45		1,636	1,648,119
3.125%, 8/15/44		10,677	11,037,039
4.375%, 2/15/38		960	1,212,750
4.50%, 2/15/36		416	533,393
5.375%, 2/15/31		1,444	1,947,369
U.S. Treasury Notes
1.125%, 2/28/19		3,625	3,617,070
1.50%, 8/15/26		2,095	1,959,807
1.625%, 2/15/26(f)		418	397,064
1.625%, 5/15/26		3,306	3,132,572
1.75%, 11/30/21		1,563	1,561,235

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

1.875%, 1/31/22	U.S.$	5,010	$5,026,439
2.00%, 11/15/26		2,530	2,469,029
2.25%, 11/15/24-2/15/27		2,784	2,787,681
2.25%, 11/15/25(f)		3,979	3,981,787
2.375%, 8/15/24		1,040	1,057,693

Total Governments – Treasuries (cost $45,722,222)			45,250,240

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.8%
Non-Agency Fixed Rate CMBS – 8.0%
Banc of America Commercial Mortgage Trust Series 2007-5, Class AM 5.772%, 2/10/51		411	418,484
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		43	42,770
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		890	901,612
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		1,305	1,348,677
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class D 5.036%, 9/10/45(a)		633	601,621
Series 2013-GC17, Class D 5.104%, 11/10/46(a)		565	531,686
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,223	1,228,335
Series 2016-C1, Class A4 3.209%, 5/10/49		1,359	1,370,115
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.99%, 5/15/46		35	35,414
Commercial Mortgage Trust Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		426	418,636
Series 2015-CR25, Class A4 3.759%, 8/10/48		1,045	1,092,910
Series 2015-PC1, Class A5 3.902%, 7/10/50		685	720,184
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.829%, 6/15/39		136	135,648

28 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48	U.S.$	573	$596,742
Series 2015-C4, Class A4 3.808%, 11/15/48		1,040	1,085,589
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		1,190	1,206,081
GS Mortgage Securities Trust Series 2007-GG10, Class A4 6.04%, 8/10/45		39	38,789
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		766	765,855
JP Morgan Chase Commercial Mortgage Securities Trust Series 2004-LN2, Class A1A 4.838%, 7/15/41(a)		272	271,952
Series 2006-LDP9, Class AM 5.372%, 5/15/47		219	218,576
Series 2007-CB19, Class AM 5.933%, 2/12/49		470	469,690
Series 2007-LD12, Class AM 6.265%, 2/15/51		795	803,752
Series 2011-C5, Class D 5.588%, 8/15/46(a)		127	128,544
Series 2012-C6, Class D 5.313%, 5/15/45		690	711,493
Series 2012-C6, Class E 5.313%, 5/15/45(a)		389	348,407
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		620	650,331
Series 2015-C32, Class C 4.818%, 11/15/48		540	518,326
Series 2015-C33, Class A4 3.77%, 12/15/48		1,050	1,099,487
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 9/15/39		220	188,792
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		312	312,083
Series 2015-3, Class A2 2.729%, 4/20/48(a)		629	632,435

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2016-4, Class A2 2.579%, 3/10/49(a)	U.S.$	615	$600,793
ML-CFC Commercial Mortgage Trust Series 2007-9, Class A4 5.70%, 9/12/49		2,183	2,198,125
Morgan Stanley Capital I Trust Series 2005-IQ9, Class D 5.00%, 7/15/56		365	365,236
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.378%, 11/01/31(e)(g)		626	1,808
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/45		1,098	1,107,960
Wachovia Bank Commercial Mortgage Trust Series 2006-C26, Class A1A 6.009%, 6/15/45		24	24,326
Wells Fargo Commercial Mortgage Trust Series 2015-C27, Class A5 3.451%, 2/15/48		1,040	1,068,297
Series 2015-SG1, Class C 4.619%, 9/15/48		516	513,910
Series 2016-LC25, Class C 4.585%, 12/15/59		545	538,413
Series 2016-NXS6, Class A4 2.918%, 11/15/49		900	880,624
Series 2016-NXS6, Class C 4.455%, 11/15/49		600	597,295
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.493%, 3/15/45(a)(g)		10,169	485,816
Series 2013-C14, Class A5 3.337%, 6/15/46		655	674,062
Series 2014-C20, Class A2 3.036%, 5/15/47		546	556,770

			28,506,451

Non-Agency Floating Rate CMBS – 1.8%
CGBAM Commercial Mortgage Trust Series 2016-IMC, Class A 2.894% (LIBOR 1 Month + 1.90%), 11/15/21(a)(c)		725	725,005
Series 2016-IMC, Class C 4.944% (LIBOR 1 Month + 3.95%), 11/15/21(a)(c)		465	465,487

30 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CSMC Mortgage-Backed Trust Series 2016-MFF, Class D 5.367% (LIBOR 1 Month + 4.60%), 11/15/33(a)(c)	U.S.$	450	$451,690
Great Wolf Trust Series 2015-WOLF, Class A 2.444% (LIBOR 1 Month + 1.45%), 5/15/34(a)(c)		700	703,500
H/2 Asset Funding NRE Series 2015-1A 2.638% (LIBOR 1 Month + 1.65%), 6/24/49(c)(e)		488	484,424
JP Morgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.914% (LIBOR 1 Month + 0.92%), 6/15/29(a)(c)		902	902,567
Series 2015-SGP, Class A 2.694% (LIBOR 1 Month + 1.70%), 7/15/36(a)(c)		825	829,125
Morgan Stanley Capital I Trust Series 2015-XLF2, Class AFSA 2.944% (LIBOR 1 Month + 1.87%), 8/15/26(a)(c)		202	201,506
Series 2015-XLF2, Class SNMA 2.944% (LIBOR 1 Month + 1.95%), 11/15/26(a)(c)		229	223,857
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 2.044% (LIBOR 1 Month + 1.05%), 4/15/32(a)(c)		55	55,280
Starwood Retail Property Trust Series 2014-STAR, Class A 2.214% (LIBOR 1 Month + 1.22%), 11/15/27(a)(c)		1,179	1,167,779

			6,210,220

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-39, Class IO 0.084%, 7/16/46(g)(h)		881	9

Total Commercial Mortgage-Backed Securities (cost $34,874,324)			34,716,680

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 7.3%
Japan – 1.0%
Japanese Government CPI Linked Bond Series 2022 0.10%, 3/10/27	JPY	371,156	$3,532,168

United States – 6.3%
U.S. Treasury Inflation Index 0.125%, 4/15/19-4/15/20 (TIPS)	U.S.$	14,901	15,037,973
0.25%, 1/15/25 (TIPS)		3,655	3,643,477
0.375%, 7/15/25 (TIPS)		3,769	3,801,515

			22,482,965

Total Inflation-Linked Securities (cost $26,074,639)			26,015,133

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.1%
Risk Share Floating Rate – 5.2%
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.491% (LIBOR 1 Month + 6.50%), 4/25/26(c)(e)		288	296,028
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 5.241% (LIBOR 1 Month + 4.25%), 11/25/23(c)		1,040	1,146,692
Series 2014-DN3, Class M3 4.991% (LIBOR 1 Month + 4.00%), 8/25/24(c)		870	942,232
Series 2014-DN4, Class M3 5.541% (LIBOR 1 Month + 4.55%), 10/25/24(c)		300	330,677
Series 2014-HQ3, Class M3 5.741% (LIBOR 1 Month + 4.75%), 10/25/24(c)		820	914,022
Series 2015-DNA1, Class M3 4.291% (LIBOR 1 Month + 3.30%), 10/25/27(c)		265	287,556
Series 2015-DNA2, Class M2 3.591% (LIBOR 1 Month + 2.60%), 12/25/27(c)		789	807,715
Series 2015-DNA3, Class M3 5.691% (LIBOR 1 Month + 4.70%), 4/25/28(c)		280	318,714

32 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-HQ1, Class M2 3.191% (LIBOR 1 Month + 2.20%), 3/25/25(c)	U.S.$	270	$273,447
Series 2015-HQA1, Class M2 3.641% (LIBOR 1 Month + 2.65%), 3/25/28(c)		583	598,550
Series 2015-HQA2, Class M2 3.791% (LIBOR 1 Month + 2.80%), 5/25/28(c)		266	274,329
Series 2015-HQA2, Class M3 5.791% (LIBOR 1 Month + 4.80%), 5/25/28(c)		500	571,857
Series 2016-DNA1, Class M3 6.541% (LIBOR 1 Month + 5.55%), 7/25/28(c)		330	380,084
Series 2017-DNA2, Class M2 4.436% (LIBOR 1 Month + 3.45%), 10/25/29(c)		714	728,826
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 2.191% (LIBOR 1 Month + 1.20%), 7/25/24(c)		58	58,242
Series 2014-C04, Class 1M2 5.891% (LIBOR 1 Month + 4.90%), 11/25/24(c)		511	583,006
Series 2014-C04, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 11/25/24(c)		181	202,667
Series 2015-C01, Class 1M2 5.291% (LIBOR 1 Month + 4.30%), 2/25/25(c)		316	344,615
Series 2015-C01, Class 2M2 5.541% (LIBOR 1 Month + 4.55%), 2/25/25(c)		430	466,299
Series 2015-C02, Class 1M2 4.991% (LIBOR 1 Month + 4.00%), 5/25/25(c)		569	616,303
Series 2015-C02, Class 2M2 4.991% (LIBOR 1 Month + 4.00%), 5/25/25(c)		420	448,996
Series 2015-C03, Class 1M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(c)		700	776,771
Series 2015-C03, Class 2M2 5.991% (LIBOR 1 Month + 5.00%), 7/25/25(c)		675	751,869

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 1M2 6.691% (LIBOR 1 Month + 5.70%), 4/25/28(c)	U.S.$	878	$1,001,661
Series 2015-C04, Class 2M2 6.541% (LIBOR 1 Month + 5.55%), 4/25/28(c)		631	705,139
Series 2016-C01, Class 1M2 7.741% (LIBOR 1 Month + 6.75%), 8/25/28(c)		982	1,176,849
Series 2016-C01, Class 2M2 7.941% (LIBOR 1 Month + 6.95%), 8/25/28(c)		478	572,598
Series 2016-C02, Class 1M2 6.991% (LIBOR 1 Month + 6.00%), 9/25/28(c)		539	628,735
Series 2016-C03, Class 2M2 6.891% (LIBOR 1 Month + 5.90%), 10/25/28(c)		881	1,021,681
Series 2017-C02, Class 2M2 4.641% (LIBOR 1 Month + 3.65%), 9/25/29(c)		710	731,649
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.241% (LIBOR 1 Month + 4.25%), 11/25/24(c)(e)		105	112,853
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.241% (LIBOR 1 Month + 5.25%), 11/25/25(c)(e)		393	413,230
Series 2015-WF1, Class 2M2 6.491% (LIBOR 1 Month + 5.50%), 11/25/25(c)(e)		104	114,310

			18,598,202

Non-Agency Fixed Rate – 1.2%
Alternative Loan Trust Series 2005-57CB, Class 4A3 5.50%, 12/25/35		221	194,304
Series 2006-23CB, Class 1A7 6.00%, 8/25/36		135	129,851
Series 2006-24CB, Class A16 5.75%, 6/25/36		385	319,913
Series 2006-28CB, Class A14 6.25%, 10/25/36		268	216,222
Series 2006-J1, Class 1A13 5.50%, 2/25/36		227	202,305

34 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 3.06%, 5/25/35	U.S.$	421	$414,748
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 9/25/36		109	91,689
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)		398	323,385
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36		378	307,086
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 3.261%, 7/25/36		730	606,269
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)		531	454,633
Series 2010-9, Class 7A6 6.033%, 5/26/37(a)(h)		493	371,049
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2002-3, Class B3 6.50%, 3/25/32		526	440,184

			4,071,638

Non-Agency Floating Rate – 0.4%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 1.181% (LIBOR 1 Month + 0.19%), 12/25/36(c)		818	499,986
HomeBanc Mortgage Trust Series 2005-1, Class A1 1.241% (LIBOR 1 Month + 0.25%), 3/25/35(c)		312	271,143
Impac Secured Assets CMN Owner Trust Series 2005-2, Class A2D 1.421% (LIBOR 1 Month + 0.43%), 3/25/36(c)		419	320,617
RALI Trust Series 2007-QS4, Class 2A4 1.331% (LIBOR 1 Month + 0.34%), 3/25/37(c)		781	212,258

			1,304,004

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 0.2%
Federal National Mortgage Association REMICs Series 2015-66, Class AS 5.259% (6.25% - LIBOR 1 Month), 9/25/45(c)(i)	U.S.$	2,124	$374,964
Series 2016-22, Class ST 5.109% (6.10% - LIBOR 1 Month), 4/25/46(c)(i)		2,221	372,660

			747,624

Agency Fixed Rate – 0.1%
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 1.471%, 5/28/35		65	58,319
Federal National Mortgage Association REMICs Series 2015-33, Class AI 5.00%, 6/25/45(g)		2,174	440,930

			499,249

Total Collateralized Mortgage Obligations (cost $24,287,935)			25,220,717

CORPORATES – NON-INVESTMENT GRADE – 4.2%
Industrial – 3.0%
Basic – 0.2%
Anglo American Capital PLC 3.75%, 4/10/22(a)		200	201,070
NOVA Chemicals Corp. 5.25%, 8/01/23(a)		331	337,014
SPCM SA 4.875%, 9/15/25(a)		286	289,475

			827,559

Communications - Media – 0.3%
CSC Holdings LLC 6.75%, 11/15/21		120	131,959
SFR Group SA 5.375%, 5/15/22(a)	EUR	222	251,947
Ziggo Secured Finance BV 5.50%, 1/15/27(a)	U.S.$	560	573,653

			957,559

Communications - Telecommunications – 0.9%
Arqiva Broadcast Finance PLC 9.50%, 3/31/20(a)	GBP	300	419,124

36 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

CenturyLink, Inc. Series S 6.45%, 6/15/21	U.S.$	275	$297,014
Series Y 7.50%, 4/01/24		243	264,044
Sprint Capital Corp. 6.90%, 5/01/19		970	1,041,178
Wind Acquisition Finance SA 6.50%, 4/30/20(a)		700	724,073
Windstream Services LLC 6.375%, 8/01/23		750	661,545

			3,406,978

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 4.875%, 8/15/26(a)		379	379,599
Allison Transmission, Inc. 5.00%, 10/01/24(a)		216	220,106

			599,705

Consumer Cyclical - Other – 0.3%
International Game Technology PLC 6.25%, 2/15/22(a)		360	393,170
6.50%, 2/15/25(a)		520	569,707
KB Home 4.75%, 5/15/19		286	295,272

			1,258,149

Consumer Cyclical - Retailers – 0.1%
Hanesbrands, Inc. 4.625%, 5/15/24(a)		212	211,756

Consumer Non-Cyclical – 0.4%
First Quality Finance Co., Inc. 4.625%, 5/15/21(a)		475	467,329
Lamb Weston Holdings, Inc. 4.625%, 11/01/24(a)		95	98,025
4.875%, 11/01/26(a)		95	97,890
Valeant Pharmaceuticals International, Inc. 6.125%, 4/15/25(a)		375	277,282
Voyage Care Bondco PLC 6.50%, 8/01/18(a)	GBP	320	420,237

			1,360,763

Energy – 0.1%
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	U.S.$	567	411,863
SM Energy Co. 6.50%, 1/01/23		35	35,493

			447,356

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Other Industrial – 0.3%
General Cable Corp. 5.75%, 10/01/22	U.S.$	655	$649,092
Global Partners LP/GLP Finance Corp. 6.25%, 7/15/22		361	355,271

			1,004,363

Technology – 0.1%
Dell International LLC/EMC Corp. 7.125%, 6/15/24(a)		186	205,259

Transportation - Services – 0.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.25%, 3/15/25(a)		309	291,505

			10,570,952

Financial Institutions – 1.2%
Banking – 1.0%
Bank of America Corp. Series Z 6.50%, 10/23/24(b)		213	236,522
Barclays Bank PLC 6.86%, 6/15/32(a)(b)		129	147,114
Credit Suisse Group AG 7.50%, 12/11/23(a)(b)		363	402,828
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)		569	543,953
Lloyds Banking Group PLC 7.50%, 6/27/24(b)		402	434,502
Royal Bank of Scotland Group PLC 8.625%, 8/15/21(b)		570	615,623
Series U 7.64%, 9/30/17(b)		700	654,717
Standard Chartered PLC 2.54% (LIBOR 3 Month + 1.51%), 1/30/27(a)(b)(c)		400	336,008
7.50%, 4/02/22(a)(b)		363	387,230

			3,758,497

Finance – 0.2%
Navient Corp. 6.625%, 7/26/21		440	466,114
7.25%, 1/25/22		99	105,695

			571,809

			4,330,306

Total Corporates – Non-Investment Grade (cost $15,071,763)			14,901,258

38 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS – TREASURIES – 0.9%
Brazil – 0.9%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21-1/01/27 (cost $2,483,794)	BRL	9,685	$3,027,991

EMERGING MARKETS – CORPORATE BONDS – 0.6%
Industrial – 0.6%
Capital Goods – 0.1%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)	U.S.$	541	236,349
7.125%, 6/26/42(a)		394	177,300

			413,649

Communications - Telecommunications – 0.1%
MTN Mauritius Investment Ltd. 5.373%, 2/13/22(a)		377	384,069

Consumer Non-Cyclical – 0.2%
Marfrig Holdings Europe BV 8.00%, 6/08/23(a)		350	369,684
Minerva Luxembourg SA 6.50%, 9/20/26(a)		233	230,376
Virgolino de Oliveira Finance SA 10.50%, 1/28/18(e)(j)(k)		660	51,975

			652,035

Energy – 0.2%
Petrobras Global Finance BV 6.125%, 1/17/22		415	433,966
Ultrapar International SA 5.25%, 10/06/26(a)		379	380,421

			814,387

Total Emerging Markets – Corporate Bonds (cost $2,802,965)			2,264,140

LOCAL GOVERNMENTS – US MUNICIPAL BONDS – 0.4%
United States – 0.4%
State of California Series 2010 7.625%, 3/01/40 (cost $1,423,098)		970	1,434,106

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.3%
Quasi-Sovereign Bonds – 0.3%
Chile – 0.1%
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)	U.S.$	358	$387,535

Mexico – 0.2%
Petroleos Mexicanos 4.625%, 9/21/23		756	760,385

Total Quasi-Sovereigns (cost $1,112,038)			1,147,920

		Shares
COMMON STOCKS – 0.2%
Financials – 0.2%
Insurance – 0.2%
Mt Logan Re Ltd. (Preference Shares)(k)(l)(m)(n)		187	191,711
Mt Logan Re Ltd. (Preference Shares)(k)(m)(n)(o)		439	450,059

Total Common Stocks (cost $626,000)			641,770

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.2%
Qatar – 0.2%
Qatar Government International Bond 2.375%, 6/02/21(a) (cost $587,723)	U.S.$	593	589,294

EMERGING MARKETS – SOVEREIGNS – 0.1%
Egypt – 0.1%
Egypt Government International Bond 6.125%, 1/31/22(a) (cost $235,000)		235	244,694

40 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 12.3%
Governments – Treasuries – 6.9%
Japan – 6.9%
Japan Treasury Discount Bill Series 650 Zero Coupon, 6/12/17	JPY	600,000	$5,383,922
Series 669 Zero Coupon, 6/12/17		740,750	6,647,587
Series 673 Zero Coupon, 7/03/17		1,390,000	12,472,849

Total Governments – Treasuries (cost $24,498,113)			24,504,358

Agency Discount Notes – 4.9%
Federal Home Loan Bank Discount Notes Zero Coupon, 7/12/17	U.S.$	8,545	8,534,575
Federal Home Loan Mortgage Corp. Zero Coupon, 7/20/17		9,025	9,012,766

Total Agency Discount Notes (cost $17,547,341)			17,547,341

		Shares
Investment Companies – 0.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(p)(q) (cost $1,702,461)		1,702,461	1,702,461

Total Short-Term Investments (cost $43,747,915)			43,754,160

Total Investments – 109.1% (cost $385,051,577)			387,106,738
Other assets less liabilities – (9.1)%			(32,372,958)

Net Assets – 100.0%			$354,733,780

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 5 Yr (CBT) Futures	684	June 2017	$80,475,962	$80,989,875	$513,913
U.S. Ultra Bond (CBT) Futures	83	June 2017	13,229,338	13,523,813	294,475

Sold Contracts
10 Yr Mini Japan Government Bond Futures	27	June 2017	3,659,405	3,658,049	1,356
Euro-BOBL Futures	68	June 2017	9,742,651	9,767,184	(24,533)
U.S. T-Note 2 Yr (CBT) Futures	32	June 2017	6,921,453	6,931,500	(10,047)
U.S. T-Note 10 Yr (CBT) Futures	180	June 2017	22,392,281	22,629,375	(237,094)

					$538,070

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Australia and New Zealand Banking Group Ltd.	USD	1,273	IDR	17,095,287	5/19/17	$7,954
Australia and New Zealand Banking Group Ltd.	AUD	5,102	USD	3,852	7/10/17	36,770
Bank of America, NA	JPY	1,596,929	USD	14,390	6/08/17	44,529
Barclays Bank PLC	KRW	1,494,072	USD	1,320	5/18/17	6,375
BNP Paribas SA	USD	1,280	JPY	141,527	5/11/17	(10,411)
Citibank, NA	GBP	3,534	USD	4,316	5/18/17	(262,748)
Citibank, NA	JPY	1,590,000	USD	14,490	5/24/17	214,672
Citibank, NA	TWD	40,665	USD	1,330	6/13/17	(17,850)
Citibank, NA	USD	2,139	INR	140,162	6/15/17	31,585
Credit Suisse International	BRL	9,485	USD	2,965	5/03/17	(22,750)
Credit Suisse International	USD	2,984	BRL	9,485	5/03/17	3,714
Credit Suisse International	SEK	16,202	USD	1,802	5/11/17	(28,362)
Credit Suisse International	BRL	9,485	USD	2,961	6/02/17	(5,096)
Deutsche Bank AG	BRL	9,485	USD	3,006	5/03/17	17,566
Deutsche Bank AG	USD	2,965	BRL	9,485	5/03/17	22,750
Goldman Sachs Bank USA	NZD	1,638	USD	1,139	7/10/17	16,982

42 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	USD	848	TRY	3,221	6/08/17	$48,848
JPMorgan Chase Bank, NA	USD	3,543	GBP	2,881	5/18/17	189,668
JPMorgan Chase Bank, NA	IDR	16,950,495	USD	1,257	5/19/17	(12,632)
Morgan Stanley & Co., Inc.	JPY	157,018	USD	1,416	5/11/17	7,423
Royal Bank of Scotland PLC	EUR	1,423	USD	1,515	7/13/17	(41,195)
Standard Chartered Bank	CAD	2,235	USD	1,667	6/22/17	28,729
UBS AG	GBP	741	USD	925	5/18/17	(34,995)

						$241,526

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	NOK	202,120	5/12/18	0.954%	6 Month NIBOR	$(48,719)
Morgan Stanley & Co., LLC/(CME Group)	GBP	22,320	2/23/19	0.606%	6 Month LIBOR	(29,509)
Morgan Stanley & Co., LLC/(CME Group)		$20,600	2/27/19	3 Month LIBOR	1.544%	14,104
Morgan Stanley & Co., LLC/(CME Group)		2,635	8/31/21	1.256%	3 Month LIBOR	67,936
Morgan Stanley & Co., LLC/(CME Group)	EUR	8,330	3/20/22	0.272%	6 Month EURIBOR	(49,072)
Morgan Stanley & Co., LLC/(CME Group)	JPY	1,750,390	3/31/22	0.099%	6 Month LIBOR	(29,726)
Morgan Stanley & Co., LLC/(CME Group)	SEK	30,420	3/31/22	3 Month STIBOR	0.341%	9,470
Morgan Stanley & Co., LLC/(CME Group)	NZD	12,290	3/31/22	3 Month BKBM	2.936%	29,388
Morgan Stanley & Co., LLC/(CME Group)		$2,630	1/14/24	2.980%	3 Month LIBOR	(170,980)
Morgan Stanley & Co., LLC/(CME Group)		2,300	2/14/24	2.889%	3 Month LIBOR	(127,005)
Morgan Stanley & Co., LLC/(CME Group)		3,600	11/10/25	2.256%	3 Month LIBOR	(45,380)

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 43

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Clearing Broker /(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$456	6/28/26	1.460%	3 Month LIBOR	$28,165
Morgan Stanley & Co., LLC/(CME Group)		1,240	12/21/26	3 Month LIBOR	2.497%	35,133
Morgan Stanley & Co., LLC/(CME Group)		4,050	4/26/27	2.287%	3 Month LIBOR	(3,126)
Morgan Stanley & Co., LLC/(LCH Group)	NOK	60,680	8/01/18	0.960%	6 Month NIBOR	(11,211)
Morgan Stanley & Co., LLC/(LCH Group)		15,730	8/04/18	1.008%	6 Month NIBOR	(5,151)
Morgan Stanley & Co., LLC/(LCH Group)		67,430	8/11/18	1.076%	6 Month NIBOR	(33,069)
Morgan Stanley & Co., LLC/(LCH Group)	NZD	10,160	12/21/21	3 Month BKBM	3.059%	131,871
Morgan Stanley & Co., LLC/(LCH Group)		985	11/08/26	1.657%	3 Month LIBOR	43,771
Morgan Stanley & Co., LLC/(LCH Group)		1,240	11/09/26	1.672%	3 Month LIBOR	53,467

						$(139,643)

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citibank, NA
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)%	1.07%	$452	$(39,988)	$(11,871)	$(28,117)
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	1.07	518	(45,826)	(14,106)	(31,720)

44 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International CDX-CMBX.NA.BBB- Series 7, 1/17/47*	(3.00)%	4.53%	$2,150	$167,305	$143,685	$23,620

Sale Contracts
Citigroup Global Markets, Inc. CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	201	(22,351)	(28,284)	5,933
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	85	(9,261)	(12,245)	2,984
Credit Suisse International Anadarko Petroleum Corp., 6.95%, 6/15/19, 9/20/17*	1.00	0.11	1,360	6,353	(3,722)	10,075
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	155	(17,236)	(11,371)	(5,865)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	509	(56,601)	(34,937)	(21,664)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	2,150	(234,063)	(132,018)	(102,045)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	1,882	(209,258)	(81,634)	(127,624)
Deutsche Bank AG CDX-CMBX.NA.A- Series 6, 5/11/63*	2.00	2.82	850	(34,397)	(17,642)	(16,755)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	322	(35,860)	(43,051)	7,191
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	181	(20,127)	(21,958)	1,831
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	179	(19,905)	(21,724)	1,819

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 45

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	5.54%	$530	$(58,936)	$(60,581)	$1,645
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	52	(5,782)	(6,467)	685
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	46	(5,115)	(2,801)	(2,314)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	531	(59,047)	(46,341)	(12,706)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	745	(82,844)	(55,399)	(27,445)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	574	(62,346)	(80,744)	18,398
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	260	(28,912)	(37,544)	8,632
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	356	(39,588)	(40,243)	655
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	104	(11,565)	(11,913)	348
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	52	(5,782)	(5,449)	(333)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	26	(2,891)	(2,472)	(419)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	52	(5,782)	(5,036)	(746)

46 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at April 30, 2017	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00%	5.54%	$311	$(34,584)	$(28,514)	$(6,070)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	219	(24,353)	(15,405)	(8,948)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	760	(84,511)	(64,195)	(20,316)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	1,125	(125,100)	(91,252)	(33,848)
CDX-CMBX.NA.BBB- Series 6, 5/11/63*	3.00	5.54	1,469	(163,353)	(76,225)	(87,128)

				$(1,371,706)	$(921,459)	$(450,247)

*	Termination date

INTEREST RATE SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$1,640	2/07/22	2.043%	3 Month LIBOR	$(13,804)

**	Principal amount less than 500.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $69,318,614 or 19.5% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

(d)	Fair valued by the Adviser.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 47

PORTFOLIO OF INVESTMENTS (continued)

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.41% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value		Percentage of Net Assets
Bellemeade Re II Ltd. Series 2016-1A, Class M2B 7.491%, 4/25/26	4/29/16	$288,308	$296,028		0.08%
H/2 Asset Funding NRE Series 2015-1A 2.63%, 6/24/49	6/19/15	487,839	484,424		0.14%
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 5.241%, 11/25/24	11/06/15	103,797	112,853		0.03%
Nationstar NIM Ltd. Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	17,607	– 0	–	0.00%
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.378%, 11/01/31	11/02/07	7	1,808		0.00%
Virgolino de Oliveira Finance SA 10.50%, 1/28/18	1/24/14 –1/27/14	365,927	51,975		0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 6.241%, 11/25/25	9/28/15	393,322	413,230		0.12%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 6.491%, 11/25/25	9/28/15	104,273	114,310		0.03%

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	IO – Interest Only.

(h)	Variable rate coupon, rate shown as of April 30, 2017.

(i)	Inverse interest only security.

(j)	Defaulted.

(k)	Non-income producing security.

(l)	Effective prepayment date of April 2017.

(m)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.

(n)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	1/02/14	$439,000	$450,059	0.13%
Mt Logan Re Ltd. (Preference Shares)	12/30/14	187,000	191,711	0.05%

48 | AB INTERMEDIATE BOND PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(o)	Effective prepayment date of December 2016.

(p)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(q)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

SEK – Swedish Krona

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BKBM – Bank Bill Benchmark (New Zealand)

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

CME – Chicago Mercantile Exchange

CPI – Consumer Price Index

EURIBOR – Euro Interbank Offered Rate

LCH – London Clearing House

LIBOR – London Interbank Offered Rates

MTN – Medium Term Note

NIBOR – Norwegian Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $383,349,116)	$385,404,277
Affiliated issuers (cost $1,702,461)	1,702,461
Cash collateral due from broker	1,483,833
Foreign currencies, at value (cost $558,682)	560,588
Interest receivable	2,005,098
Unrealized appreciation on forward currency exchange contracts	677,565
Receivable for capital stock sold	236,066
Upfront premiums paid on credit default swaps	143,685
Unrealized appreciation on credit default swaps	83,816
Receivable from class action settlement proceeds	55,169
Receivable for variation margin on exchange-traded derivatives	38,319
Receivable for investment securities sold	35,543
Affiliated dividends receivable	1,177

Total assets	392,427,597

Liabilities
Due to custodian	1,431
Payable for investment securities purchased	34,220,584
Upfront premiums received on credit default swaps	1,065,144
Payable for capital stock redeemed	860,074
Unrealized depreciation on credit default swaps	534,063
Unrealized depreciation on forward currency exchange contracts	436,039
Dividends payable	155,632
Distribution fee payable	75,170
Advisory fee payable	52,334
Transfer Agent fee payable	38,024
Payable for variation margin on exchange-traded derivatives	26,642
Administrative fee payable	19,262
Unrealized depreciation on interest rate swaps	13,804
Accrued expenses	195,614

Total liabilities	37,693,817

Net Assets	$354,733,780

Composition of Net Assets
Capital stock, at par	$32,043
Additional paid-in capital	356,904,259
Distributions in excess of net investment income	(629,186)
Accumulated net realized loss on investment and foreign currency transactions	(3,813,792)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	2,240,456

$354,733,780

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$227,697,615	20,567,673	$11.07	*

B	$880,189	79,485	$11.07

C	$37,142,764	3,361,486	$11.05

Advisor	$61,668,607	5,567,926	$11.08

R	$2,666,572	240,915	$11.07

K	$4,784,492	431,822	$11.08

I	$2,646,421	238,703	$11.09

Z	$17,247,120	1,554,607	$11.09

*	The maximum offering price per share for Class A shares was $11.56 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$5,045,264
Dividends
Unaffiliated issuers	46,638
Affiliated issuers	8,540
Other income(a)	55,612	$5,156,054

Expenses
Advisory fee (see Note B)	803,975
Distribution fee—Class A	289,614
Distribution fee—Class B	4,727
Distribution fee—Class C	194,042
Distribution fee—Class R	7,098
Distribution fee—Class K	6,305
Transfer agency—Class A	169,994
Transfer agency—Class B	859
Transfer agency—Class C	29,319
Transfer agency—Advisor Class	42,286
Transfer agency—Class R	3,691
Transfer agency—Class K	5,043
Transfer agency—Class I	1,600
Transfer agency—Class Z	1,729
Custodian	119,308
Registration fees	55,841
Audit and tax	45,303
Printing	33,870
Administrative	27,301
Legal	19,151
Directors’ fees	12,965
Miscellaneous	13,344

Total expenses	1,887,365
Less: expenses waived and reimbursed by the Adviser (see Note B)	(387,496)

Net expenses		1,499,869

Net investment income		3,656,185

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(1,242,576)
Futures	(3,024,973)
Swaptions written	45,037
Swaps	66,190
Foreign currency transactions	(331,661)
Net change in unrealized appreciation/depreciation of:
Investments	(946,611)
Futures	1,433,955
Swaptions written	(4,561)
Swaps	437,790
Foreign currency denominated assets and liabilities	49,474

Net loss on investment and foreign currency transactions	(3,517,936)

Contributions from Affiliates (see Note B)	848

Net Increase in Net Assets from Operations	$139,097

(a)	Other income represents a refund for overbilling of prior years’ custody out-of-pocket fees.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,656,185	$8,098,827
Net realized gain (loss) on investment and foreign currency transactions	(4,487,983)	1,728,366
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	970,047	7,073,367
Contributions from Affiliates (see Note B)	848	– 0	–

Net increase in net assets from operations	139,097	16,900,560
Dividends and Distributions to Shareholders from
Net investment income
Class A	(2,732,736)	(8,196,991)
Class B	(7,477)	(35,840)
Class C	(312,331)	(1,044,850)
Advisor Class	(758,370)	(1,369,668)
Class R	(29,938)	(85,941)
Class K	(58,932)	(147,387)
Class I	(34,895)	(28,992)
Class Z	(226,918)	(398,815)
Net realized gain on investment transactions
Class A	(859,057)	– 0	–
Class B	(3,644)	– 0	–
Class C	(145,770)	– 0	–
Advisor Class	(198,792)	– 0	–
Class R	(10,588)	– 0	–
Class K	(19,031)	– 0	–
Class I	(10,045)	– 0	–
Class Z	(60,304)	– 0	–
Capital Stock Transactions
Net increase (decrease)	(14,155,889)	38,117,126

Total increase (decrease)	(19,485,620)	43,709,202
Net Assets
Beginning of period	374,219,400	330,510,198

End of period (including distributions in excess of net investment income of ($629,186) and ($123,774), respectively)	$354,733,780	$374,219,400

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Intermediate Bond Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an

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NOTES TO FINANCIAL STATEMENTS (continued)

investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the

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Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$84,914,457		$	– 0	–	$84,914,457
Mortgage Pass-Throughs		– 0	–	56,522,371			– 0	–	56,522,371
Asset-Backed Securities		– 0	–	41,190,237			5,271,570	(a)	46,461,807
Governments – Treasuries		– 0	–	45,250,240			– 0	–	45,250,240
Commercial Mortgage-Backed Securities		– 0	–	26,141,839			8,574,841		34,716,680
Inflation-Linked Securities		– 0	–	26,015,133			– 0	–	26,015,133
Collateralized Mortgage Obligations		– 0	–	25,220,717			– 0	–	25,220,717
Corporates – Non-Investment Grade		– 0	–	14,901,258			– 0	–	14,901,258
Emerging Markets – Treasuries		– 0	–	3,027,991			– 0	–	3,027,991
Emerging Markets – Corporate Bonds		– 0	–	2,264,140			– 0	–	2,264,140
Local Governments – US Municipal Bonds		– 0	–	1,434,106			– 0	–	1,434,106
Quasi-Sovereigns		– 0	–	1,147,920			– 0	–	1,147,920
Common Stocks		– 0	–	– 0	–		641,770		641,770
Governments – Sovereign Bonds		– 0	–	589,294			– 0	–	589,294
Emerging Markets – Sovereigns		– 0	–	244,694			– 0	–	244,694
Short-Term Investments:
Governments – Treasuries		– 0	–	24,504,358			– 0	–	24,504,358
Agency Discount Notes		– 0	–	17,547,341			– 0	–	17,547,341
Investment Companies		1,702,461		– 0	–		– 0	–	1,702,461

Total Investments in Securities		1,702,461		370,916,096			14,488,181		387,106,738
Other Financial Instruments(b):
Assets:
Futures		809,744		– 0	–		– 0	–	809,744	(c)
Forward Currency Exchange Contracts		– 0	–	677,565			– 0	–	677,565
Centrally Cleared Interest Rate Swaps		– 0	–	413,305			– 0	–	413,305	(c)
Credit Default Swaps		– 0	–	83,816			– 0	–	83,816
Liabilities:
Futures		(271,674)		– 0	–		– 0	–	(271,674	)(c)
Forward Currency Exchange Contracts		– 0	–	(436,039)			– 0	–	(436,039)
Centrally Cleared Interest Rate Swaps		– 0	–	(552,948)			– 0	–	(552,948	)(c)
Credit Default Swaps		– 0	–	(534,063)			– 0	–	(534,063)
Interest Rate Swaps		– 0	–	(13,804)			– 0	–	(13,804)

Total(d)		$2,240,531		$370,553,928			$14,488,181		$387,282,640

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NOTES TO FINANCIAL STATEMENTS (continued)

(a)	The Portfolio held securities with zero market value at period end.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(d)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset-Backed Securities(a)		Commercial Mortgage-Backed Securities		Collateralized Mortgage Obligations
Balance as of 10/31/16	$3,445,583		$11,234,132			$831,988
Accrued discounts/(premiums)	66		(2,300)			– 0	–
Realized gain (loss)	204		(198,560)			10,432
Change in unrealized appreciation/depreciation	2,193		145,022			(378)
Purchases	2,473,736		1,686,416			– 0	–
Sales	(650,212)		(4,289,869)			(550,310)
Transfers in to Level 3	– 0	–	– 0	–		– 0	–
Transfers out of Level 3	– 0	–	– 0	–		(291,732)

Balance as of 4/30/17	$5,271,570		$8,574,841		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$2,193		$62,798		$	– 0	–

	Common Stocks		Total
Balance as of 10/31/16	$1,032,105		$16,543,808
Accrued discounts/(premiums)	– 0	–	(2,234)
Realized gain (loss)	– 0	–	(187,924)
Change in unrealized appreciation/depreciation	(19,335)		127,502
Purchases	– 0	–	4,160,152
Sales	(371,000)		(5,861,391)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(291,732)

Balance as of 4/30/17	$641,770		$14,488,181	(c)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$(19,335)		$45,656

(a)	The Portfolio held securities with zero market value at period end.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

(c)	There were de minimis transfers under 1% of net assets during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following presents information about significant unobservable inputs related to the Portfolio’s Level 3 investments at April 30, 2017. Securities priced by third party vendors and NAV equivalent are excluded from the following table.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 4/30/17			Valuation Technique	Unobservable Input	Range / Weighted Average
Asset-Backed Securities	$	– 0	–	Qualitative Assessment		$0.00 / N/A

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

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NOTES TO FINANCIAL STATEMENTS (continued)

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the

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NOTES TO FINANCIAL STATEMENTS (continued)

identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .77%, 1.52%, 1.52%, .52%, 1.02%, .77%, .52%, and .52% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, and Class Z shares, respectively. Effective February 1, 2017, the Expense Cap were reduced from .85% to .77%, 1.60% to 1.52%, 1.60% to 1.52%, .60% to .52%, 1.10% to 1.02%, .85% to .77%, ..60% to .52%, and .60% to .52% of the daily average net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. This waiver extends through January 31, 2018 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2017, such reimbursements/waivers amounted to $383,301.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to

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the Portfolio by the Adviser. For the six months ended April 30, 2017, the reimbursement for such services amounted to $27,301.

During the six months ended April 30, 2017, the Adviser reimbursed the Portfolio $848 for trading losses incurred due to a trade entry error.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $101,285 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,594 from the sale of Class A shares and received $975, $294 and $611 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver amounted to $4,195. A summary of the Portfolio’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$8,129	$74,561	$80,988	$1,702	$9

Brokerage commissions paid on investment transactions for the six months ended April 30, 2017 amounted to $8,800, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

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NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. Effective June 1, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $-0-, $1,183,383, $132,557 and $52,602 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$44,204,070	$41,791,585
U.S. government securities	313,682,843	312,003,098

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$5,969,328
Gross unrealized depreciation	(3,914,167)

Net unrealized appreciation	$2,055,161

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1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

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During the six months ended April 30, 2017, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended April 30, 2017, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Portfolio may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolio. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by

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premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

The Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the six months ended April 30, 2017, the Portfolio held purchased options for hedging purposes.

During the six months ended April 30, 2017, the Portfolio held written swaptions for hedging purposes.

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For the six months ended April 30, 2017, the Portfolio had the following transactions in written options:

	Notional Amount			Premiums Received
Swaptions written outstanding as of 10/31/16		$8,350,000			$15,865
Swaptions written		45,710,000			96,356
Swaptions assigned		– 0	–		– 0	–
Swaptions expired		– 0	–		– 0	–
Swaptions bought back		(54,060,000)			(112,221)
Swaptions exercised		– 0	–		– 0	–

Swaptions written outstanding as of 4/30/17	$	– 0	–	$	– 0	–

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the

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termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional

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amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty. As of April 30, 2017, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

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Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended April 30, 2017, the Portfolio held credit default swaps for hedging and non-hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions

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under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended April 30, 2017, the Portfolio had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,223,049	*	Receivable/Payable for variation margin on exchange-traded derivatives	$824,622	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	677,565		Unrealized depreciation on forward currency exchange contracts	436,039

Interest rate contracts				Unrealized depreciation on interest rate swaps	13,804

Credit contracts	Unrealized appreciation on credit default swaps	83,816		Unrealized depreciation on credit default swaps	534,063

Total		$1,984,430			$1,808,528

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,024,973)	$1,433,955

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	978,609	45,489

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(60,577)	18,829

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	45,037	(4,561)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(13,385)	714,977

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	79,575	(277,187)

Total		$(1,995,714)	$1,931,502

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The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2017:

Futures:
Average original value of buy contracts	$101,032,644
Average original value of sale contracts	$30,303,280
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$13,531,596
Average principal amount of sale contracts	$55,217,714
Purchased Options:
Average monthly cost	$34,187	(a)
Interest Rate Swaps:
Average notional amount	$7,314,286
Centrally Cleared Interest Rate Swaps:
Average notional amount	$115,549,500
Credit Default Swaps:
Average notional amount of buy contracts	$3,236,143
Average notional amount of sale contracts	$12,241,385

(a)	Positions were open for three months during the period.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolio as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$38,319		$(26,642)		$	– 0	–	$	– 0	–	$11,677

Total	$38,319		$(26,642)		$	– 0	–	$	– 0	–	$11,677

OTC Derivatives:
Australia and New Zealand Banking Group Ltd.	$44,724	$	– 0	–	$	– 0	–	$	– 0	–	$44,724
Bank of America, NA	44,529		– 0	–		– 0	–		– 0	–	44,529
Barclays Bank PLC	6,375		– 0	–		– 0	–		– 0	–	6,375
Citibank, NA	246,257		(246,257)			– 0	–		– 0	–	– 0	–
Credit Suisse International	177,372		(177,372)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	40,316		(40,316)			– 0	–		– 0	–	– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Goldman Sachs Bank USA/Goldman Sachs International	$16,982	$(16,982)		$	– 0	–	$	– 0	–	$	– 0	–
HSBC Bank USA	48,848	– 0	–		– 0	–		– 0	–		48,848
JPMorgan Chase Bank, NA	189,668	(26,436)			– 0	–		– 0	–		163,232
Morgan Stanley & Co., Inc.	7,423	– 0	–		– 0	–		– 0	–		7,423
Standard Chartered Bank	28,729	– 0	–		– 0	–		– 0	–		28,729

Total	$851,223	$(507,363)		$	– 0	–	$	– 0	–		$343,860	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged**			Net Amount of Derivatives Liabilities
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$26,642	$(26,642)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$26,642	$(26,642)		$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
BNP Paribas SA	$10,411	$ – 0	–	$	– 0	–	$	– 0	–		$10,411
Citibank, NA	366,412	(246,257)			– 0	–		– 0	–		120,155
Citigroup Global Markets, Inc.	31,612	– 0	–		– 0	–		– 0	–		31,612
Credit Suisse International	573,366	(177,372)			– 0	–		(266,627)			129,367
Deutsche Bank AG	322,013	(40,316)			– 0	–		(281,697)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	588,767	(16,982)			– 0	–		(562,022)			9,763
JPMorgan Chase Bank, NA	26,436	(26,436)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	41,195	– 0	–		– 0	–		– 0	–		41,195
UBS AG	34,995	– 0	–		– 0	–		– 0	–		34,995

Total	$1,995,207	$(507,363)		$	– 0	–		$(1,110,346)			$377,498	^

*	Cash has been posted for initial margin requirements for exchange-traded derivatives outstanding at April 30, 2017.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended April 30, 2017, the Portfolio earned drop income of $221,385 which is included in interest income in the accompanying statement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class A
Shares sold	595,279	2,201,706	$6,549,332	$24,368,945

Shares issued in reinvestment of dividends and distributions	247,923	527,574	2,721,873	5,831,973

Shares converted from Class B	16,158	49,298	177,990	546,216

Shares redeemed	(2,167,001)	(3,778,000)	(23,815,445)	(41,905,564)

Net decrease	(1,307,641)	(999,422)	$(14,366,250)	$(11,158,430)

Class B
Shares sold	6,179	12,222	$67,761	$135,425

Shares issued in reinvestment of dividends and distributions	952	2,880	10,449	31,751

Shares converted to Class A	(16,154)	(49,288)	(177,990)	(546,216)

Shares redeemed	(9,919)	(20,383)	(108,981)	(225,858)

Net decrease	(18,942)	(54,569)	$(208,761)	$(604,898)

Class C
Shares sold	121,291	707,843	$1,333,995	$7,817,124

Shares issued in reinvestment of dividends and distributions	32,237	67,345	353,184	742,400

Shares redeemed	(528,683)	(746,536)	(5,798,935)	(8,256,301)

Net increase (decrease)	(375,155)	28,652	$(4,111,756)	$303,223

Advisor Class
Shares sold	2,406,373	4,427,579	$26,394,934	$49,003,433

Shares issued in reinvestment of dividends and distributions	51,725	74,968	568,522	831,653

Shares redeemed	(1,880,595)	(1,564,156)	(20,679,576)	(17,378,185)

Net increase	577,503	2,938,391	$6,283,880	$32,456,901

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class R
Shares sold	41,814	49,530	$459,252	$550,840

Shares issued in reinvestment of dividends and distributions	3,678	7,524	40,383	83,149

Shares redeemed	(73,757)	(53,430)	(811,387)	(585,664)

Net increase (decrease)	(28,265)	3,624	$(311,752)	$48,325

Class K
Shares sold	48,076	186,805	$533,219	$2,068,640

Shares issued in reinvestment of dividends and distributions	7,069	13,274	77,682	147,054

Shares redeemed	(130,931)	(46,817)	(1,440,770)	(517,323)

Net increase (decrease)	(75,786)	153,262	$(829,869)	$1,698,371

Class I
Shares sold	33,949	196,134	$372,322	$2,200,619

Shares issued in reinvestment of dividends and distributions	4,058	2,550	44,635	28,431

Shares redeemed	(31,750)	(12,405)	(349,264)	(137,850)

Net increase	6,257	186,279	$67,693	$2,091,200

Class Z
Shares sold	367,766	2,295,097	$4,042,671	$25,699,685

Shares issued in reinvestment of dividends and distributions	26,093	34,717	287,222	385,137

Shares redeemed	(450,423)	(1,156,346)	(5,008,967)	(12,802,388)

Net increase (decrease)	(56,564)	1,173,468	$(679,074)	$13,282,434

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

Prepayment Risk—The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Portfolio, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Portfolio. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally decline.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$11,308,484	$10,226,708

Total taxable distributions	$11,308,484	$10,226,708

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,118,392
Undistributed capital gains	181,353
Accumulated capital and other losses	(141,264	)(a)
Unrealized appreciation/(depreciation)	2,330,984	(b)

Total accumulated earnings/(deficit)	$3,489,465	(c)

(a)	As of October 31, 2016, the cumulative deferred loss on straddles was $141,264.

(b)	The differences between book-basis and tax-basis unrealized appreciation and (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the difference between book and tax amortization methods for premium, the tax treatment of swaps, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable and the tax treatment of defaulted securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Portfolio did not have any capital loss carryforwards.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.11	†	.26	.28	.35	.26	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.27	(.12)	.23	(.35)	.41	#
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.01	.53	.16	.58	(.09)	.68

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.36)	(.34)	(.34)	(.31)	(.32)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.36)	(.34)	(.34)	(.31)	(.32)

Net asset value, end of period	$ 11.07	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.40

Total Return
Total investment return based on net asset value(d)	.10	%†	4.93%	1.45%	5.34	%*	(.81	)%††	6.27%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$227,698	$245,683	$252,965	$273,962	$301,764	$370,672
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81	%^	.85%	.88%	.90%	.89%	.85%
Expenses, before waivers/reimbursements	1.03	%^	1.03%	1.06%	1.06%	1.02%	.99%
Net investment income(b)	2.08	%†^	2.35%	2.51%	3.15%	2.32%	2.29%
Portfolio turnover rate**	104%	128%	198%	221%	189%	110%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.07	†	.18	.20	.28	.18	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.27	(.12)	.22	(.36)	.42	#
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	(.03)	.45	.08	.50	(.18)	.61

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.28)	(.26)	(.26)	(.23)	(.25)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.28)	(.26)	(.26)	(.23)	(.25)

Net asset value, end of period	$ 11.07	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.41

Total Return
Total investment return based on net asset value(d)	(.28	)%†	4.15%	.72%	4.61	%*	(1.59	)%††	5.56%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$880	$1,106	$1,692	$3,017	$5,348	$9,089
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56	%^	1.60%	1.60%	1.60%	1.58%	1.55%
Expenses, before waivers/reimbursements	1.81	%^	1.81%	1.80%	1.78%	1.74%	1.74%
Net investment income(b)	1.30	%†^	1.59%	1.77%	2.48%	1.59%	1.59%
Portfolio turnover rate**	104%	128%	198%	221%	189%	110%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.21	$ 11.04	$ 11.22	$ 10.98	$ 11.38	$ 11.02

Income From Investment Operations
Net investment income(a)(b)	.07	†	.18	.20	.27	.18	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.27	(.12)	.23	(.35)	.41	#
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	(.03)	.45	.08	.50	(.17)	.60

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.28)	(.26)	(.26)	(.23)	(.24)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.13)	(.28)	(.26)	(.26)	(.23)	(.24)

Net asset value, end of period	$ 11.05	$ 11.21	$ 11.04	$ 11.22	$ 10.98	$ 11.38

Total Return
Total investment return based on net asset value(d)	(.27	)%†	4.16%	.73%	4.63	%*	(1.51	)%††	5.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37,143	$41,886	$40,928	$42,690	$47,530	$61,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56	%^	1.60%	1.60%	1.60%	1.59%	1.55%
Expenses, before waivers/reimbursements	1.79	%^	1.78%	1.78%	1.77%	1.73%	1.70%
Net investment income(b)	1.33	%†^	1.60%	1.79%	2.46%	1.62%	1.60%
Portfolio turnover rate**	104%	128%	198%	221%	189%	110%
See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.24	$ 11.06	$ 11.24	$ 11.00	$ 11.41	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.13	†	.29	.31	.39	.29	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.28	(.12)	.22	(.36)	.41	#
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.02	.57	.19	.61	(.07)	.71

Less: Dividends
Dividends from net investment income	(.14)	(.39)	(.37)	(.37)	(.34)	(.35)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends	(0.18)	(.39)	(.37)	(.37)	(.34)	(.35)

Net asset value, end of period	$ 11.08	$ 11.24	$ 11.06	$ 11.24	$ 11.00	$ 11.41

Total Return
Total investment return based on net asset value(d)	.22	%†	5.29%	1.73%	5.65	%*	(.61	)%††	6.59%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,669	$56,068	$22,705	$26,352	$73,445	$94,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.56	%^	.60%	.60%	.60%	.59%	.55%
Expenses, before waivers/reimbursements	.78	%^	.78%	.77%	.75%	.72%	.69%
Net investment income(b)	2.33	%†^	2.60%	2.78%	3.51%	2.60%	2.59%
Portfolio turnover rate**	104%	128%	198%	221%	189%	110%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.40	$ 11.04

Income From Investment Operations
Net investment income(a)(b)	.10	†	.23	.26	.33	.24	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.11)	.28	(.12)	.23	(.36)	.42	#
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	(.01)	.51	.14	.56	(.12)	.66

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.34)	(.32)	(.32)	(.28)	(.30)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.34)	(.32)	(.32)	(.28)	(.30)

Net asset value, end of period	$ 11.07	$ 11.23	$ 11.06	$ 11.24	$ 11.00	$ 11.40

Total Return
Total investment return based on net asset value(d)	(.03	)%†	4.67%	1.23%	5.13	%*	(1.01	)%††	6.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,667	$3,023	$2,936	$2,368	$2,241	$1,568
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.06	%^	1.10%	1.10%	1.10%	1.09%	1.05%
Expenses, before waivers/reimbursements	1.39	%^	1.38%	1.38%	1.36%	1.31%	1.29%
Net investment income(b)	1.82	%†^	2.10%	2.29%	2.94%	2.13%	2.07%
Portfolio turnover rate**	104%	128%	198%	221%	189%	110%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.24	$ 11.07	$ 11.24	$ 11.01	$ 11.41	$ 11.05

Income From Investment Operations
Net investment income(a)(b)	.11	†	.26	.28	.35	.27	.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.27	(.10)	.22	(.36)	.42	#
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.01	.53	.18	.57	(.09)	.69

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.36)	(.35)	(.34)	(.31)	(.33)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.17)	(.36)	(.35)	(.34)	(.31)	(.33)

Net asset value, end of period	$ 11.08	$ 11.24	$ 11.07	$ 11.24	$ 11.01	$ 11.41

Total Return
Total investment return based on net asset value(d)	.10	%†	4.93%	1.57%	5.30	%*	(.76	)%††	6.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,784	$5,706	$3,922	$4,515	$3,459	$3,823
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.81	%^	.85%	.85%	.85%	.84%	.80%
Expenses, before waivers/reimbursements	1.08	%^	1.09%	1.08%	1.03%	.93%	.99%
Net investment income(b)	2.05	%†^	2.34%	2.53%	3.17%	2.38%	2.34%
Portfolio turnover rate**	104%	128%	198%	221%	189%	110%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 11.24	$ 11.07	$ 11.25	$ 11.01	$ 11.42	$ 11.06

Income From Investment Operations
Net investment income(a)(b)	.13	†	.28	.31	.36	.18	.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.28	(.12)	.25	(.25)	.41	#
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–	– 0	–	.01	#

Net increase (decrease) in net asset value from operations	.03	.56	.19	.61	(.07)	.71

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.39)	(.37)	(.37)	(.34)	(.35)
Distributions from net realized gain on investment transactions	(.04)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)	(.39)	(.37)	(.37)	(.34)	(.35)

Net asset value, end of period	$ 11.09	$ 11.24	$ 11.07	$ 11.25	$ 11.01	$ 11.42

Total Return
Total investment return based on net asset value(d)	.31	%†	5.20%	1.73%	5.65	%*	(.62	)%††	6.58%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,646	$2,613	$511	$107	$14	$814
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.56	%^	.60%	.60%	.60%	.56%	.55%
Expenses, before waivers/reimbursements	.75	%^	.76%	.75%	.75%	.67%	.66%
Net investment income(b)	2.33	%†^	2.56%	2.74%	3.22%	2.46%	2.59%
Portfolio turnover rate**	104%	128%	198%	221%	189%	110%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended April 30, 2017 (unaudited)		Year Ended October 31,				April 28, 2014(e) to October 31, 2014
			2016		2015

Net asset value, beginning of period	$ 11.26		$ 11.08		$ 11.26		$ 11.15

Income From Investment Operations
Net investment income(a)(b)	.13	†	.28		.32		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.12)		.29		(.13)		.10
Contributions from Affiliates	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.01		.57		.19		.29

Less: Dividends
Dividends from net investment income	(.14)		(.39)		(.37)		(.18)
Distributions from net realized gain on investment transactions	(.04)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)		(.39)		(.37)		(.18)

Net asset value, end of period	$ 11.09		$ 11.26		$ 11.08		$ 11.26

Total Return
Total investment return based on net asset value(d)	.13	%†	5.28%		1.72%		2.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,247		$18,134		$4,851		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.56	%^	.60%		.60%		.60	%^
Expenses, before waivers/reimbursements	.65	%^	.66%		.71%		.66	%^
Net investment income(b)	2.34	%†^	2.52%		2.91%		3.29	%^
Portfolio turnover rate**	104%		128%		198%		221%

See footnote summary on page 92.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Commencement of operations.

†	For the six months ended April 30, 2017 the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$ .002	.03%	.02%

#	Amount reclassified from realized gain (loss) on investment transactions.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2014 by 0.01%.

††	Includes the impact of proceeds received and credited to the Portfolio resulting from third party regulatory settlements, which enhanced the Portfolio’s performance for the year ended October 31, 2013 by 0.14%.

Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.07% for the year-ended October 31, 2012.

^	Annualized.

**	The Portfolio accounts for dollar roll transactions as purchases and sales.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Shawn E. Keegan(2), Vice President Douglas J. Peebles(2), Vice President Greg J. Wilensky(2), Vice President	Michael Canter(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s U.S. Investment Grade Core Fixed Income Team.
Mr. Shawn E. Keegan, Mr. Douglas J. Peebles, Mr. Greg J. Wilensky and Mr. Michael Canter are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 93

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Intermediate Bond Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

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research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 95

the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the fee rate for the Fund with that for another AB Fund with a similar investment style.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund

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and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective February 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

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Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

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INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

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INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

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INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

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Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

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Minnesota Portfolio

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New York Portfolio

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TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

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ALTERNATIVES

All Market Real Return Portfolio

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Select US Long/Short Portfolio

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MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

abfunds.com	AB INTERMEDIATE BOND PORTFOLIO | 99

NOTES

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AB INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IB-0152-0417

APR    04.30.17

SEMI-ANNUAL REPORT

AB MUNICIPAL BOND INFLATION STRATEGY

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Municipal Bond Inflation Strategy (the “Strategy”). Please review the discussion of Strategy performance, the market conditions during the reporting period and the Strategy’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 1

SEMI-ANNUAL REPORT

June 12, 2017

This report provides management’s discussion of fund performance for AB Municipal Bond Inflation Strategy for the semi-annual period ended April 30, 2017.

The Strategy’s investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB MUNICIPAL BOND INFLATION STRATEGY
Class 1 Shares[1]	1.00%	1.69%
Class 2 Shares[1]	1.05%	1.80%
Class A Shares	0.92%	1.52%
Class C Shares	0.55%	0.77%
Advisor Class Shares[2]	1.04%	1.87%
Bloomberg Barclays 1-10 Year TIPS Index	0.13%	1.64%
Lipper Intermediate Municipal Debt Funds Average	-0.62%	-0.22%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

INVESTMENT RESULTS

The table above shows the Strategy’s performance for the six- and 12-month periods ended April 30, 2017, compared to its benchmark, the Bloomberg Barclays 1-10 Year Treasury Inflation-Protected Securities (“TIPS”) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees and fund expenses.

For the six-month period, all share classes outperformed the benchmark; for the 12-month period, all share classes except for Class A and Class C shares outperformed, before sales charges. In order to pursue the investment objective of after-tax returns net of inflation, the Strategy invests in municipal bonds and uses derivatives for inflation protection. Out-

2 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

performance relative to the benchmark for both periods was driven by the Strategy’s lower interest rate risk as well as its investment in municipal bonds, which outperformed comparable maturity taxables over both periods. Consumer price index (“CPI”), or inflation hedges, added to performance on an absolute basis as breakeven inflation rates increased, but underperformed on a relative basis versus TIPS. Interest rate swaps were used for hedging purposes, for both periods, and had no material impact on performance.

Relative to the Lipper Average, all share classes outperformed for both periods; CPI hedges added to performance while the Strategy’s lower interest rate risk also contributed positively to returns.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong performance of equities and corporate bonds during the six- and 12-month periods reflected investors’ expectations that economic growth should be solid going forward. Within the municipal market, this sentiment was reflected in higher interest rates and the better performance of mid-grade bonds over high-grade bonds. Given the still-sizable debt overhang in the US and other major economies, rates may not climb as high as they have in previous tightening cycles, and this may limit future increases in longer-term bond yields.

The specter of tax reform remains on the horizon, though the chances of significant reform have declined recently as Republicans continued to grapple with repealing and replacing the Affordable Care Act. At the end of the reporting period, the market yields of municipal bonds relative to taxable bonds suggested a low probability of significant tax reform. The after-tax income of municipals relative to taxable bonds would be below average, however, if tax rates were cut to 33%, as proposed by both President Trump and House Speaker Ryan. The relative advantage of municipals would fall sharply if long-term capital gains rates were cut as in certain proposals, and taxable interest were subject to the same reduced rate. While significant tax reform may be unlikely in the near term, the Strategy’s Senior Investment Management Team (the “Team”) continues to position the Strategy with a relatively small portion in the longest-maturity bonds; this potentially reduces the Strategy’s exposure to tax reform should a push to significantly cut taxes materialize in the months ahead. While inflation expectations have risen from pre-election levels, the Team still believes it is prudent to remain fully hedged to inflation within the Strategy.

The Strategy may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 3

values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2017, the Strategy’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 6.66% and 0.09%, respectively.

INVESTMENT POLICIES

The Strategy seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment-grade, municipal securities that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by the Adviser. In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swaps. The Strategy may use other inflation-indexed instruments. Payments to the Strategy pursuant to swaps will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

(continued on next page)

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The Strategy may also invest in forward commitments; zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities; certain types of mortgage-related securities; and derivatives, such as options, futures contracts, forwards and swaps.

The Strategy may utilize leverage for investment purposes through the use of tender option bond transactions (“TOBs”). The Adviser will consider the impact of TOBs, swaps and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 1-10 Year TIPS Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the US Treasury. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

Market Risk: The value of the Strategy’s assets will fluctuate as the bond market fluctuates. The value of the Strategy’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy is vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this

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DISCLOSURES AND RISKS (continued)

decrease in value may not be offset by higher income from new investments. The Strategy may be subject to heightened interest rate risk due to rising rates as the current period of historically low rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: To the extent the Strategy uses leveraging techniques, such as TOBs, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Strategy’s investments.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of Strategy shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 7

DISCLOSURES AND RISKS (continued)

Management Risk: The Strategy is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Strategy’s prospectus. As with all investments, you may lose money by investing in the Strategy.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Strategy will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting abfunds.com. For Class 1 shares visit www.bernstein.com, click on “Investments”, then “Mutual Funds—Mutual Fund Performance at a Glance”.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Class 1 and 2 shares do not carry sales charges. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]
CLASS 1 SHARES[2]			1.31%
1 Year	1.69%	1.69%
5 Years	1.00%	1.00%
Since Inception[3]	2.08%	2.08%
CLASS 2 SHARES[2]			1.41%
1 Year	1.80%	1.80%
5 Years	1.08%	1.08%
Since Inception[3]	2.17%	2.17%
CLASS A SHARES			1.11%
1 Year	1.52%	-1.53%
5 Years	0.80%	0.19%
Since Inception[3]	1.90%	1.47%
CLASS C SHARES			0.40%
1 Year	0.77%	-0.23%
5 Years	0.07%	0.07%
Since Inception[3]	1.17%	1.17%
ADVISOR CLASS SHARES[4]			1.39%
1 Year	1.87%	1.87%
5 Years	1.10%	1.10%
Since Inception[3]	2.19%	2.19%

The Strategy’s current prospectus fee table shows the Strategy’s total annual operating expense ratios as 0.68%, 0.58%, 0.86%, 1.61% and 0.61% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios to 0.60%, 0.50%, 0.75%, 1.50% and 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2017.

2	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

3	Inception date: 1/26/2010.

4	Advisor Class shares are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS 1 SHARES[1]
1 Year	2.28%
5 Years	1.07%
Since Inception[2]	2.07%
CLASS 2 SHARES[1]
1 Year	2.29%
5 Years	1.15%
Since Inception[2]	2.16%
CLASS A SHARES
1 Year	-0.98%
5 Years	0.25%
Since Inception[2]	1.46%
CLASS C SHARES
1 Year	0.35%
5 Years	0.14%
Since Inception[2]	1.16%
ADVISOR CLASS SHARES[3]
1 Year	2.36%
5 Years	1.17%
Since Inception[2]	2.18%

1	Class 1 shares are only available to Bernstein Global Wealth Management private client accounts. Class 2 shares are only available to large Bernstein Global Wealth Management private client accounts and the Adviser’s institutional clients or through other limited arrangements.

2	Inception date: 1/26/2010.

3	Advisor Class shares are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Strategy.

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FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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FUND EXPENSES (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,009.20	$3.69	0.74%	$3.74	0.75%
Hypothetical**	$1,000	$1,021.12	$3.71	0.74%	$3.76	0.75%
Class C
Actual	$1,000	$1,005.50	$7.41	1.49%	$7.46	1.50%
Hypothetical**	$1,000	$1,017.41	$7.45	1.49%	$7.50	1.50%
Advisor Class
Actual	$1,000	$1,010.40	$2.44	0.49%	$2.49	0.50%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%	$2.51	0.50%
Class 1
Actual	$1,000	$1,010.00	$2.94	0.59%	$2.99	0.60%
Hypothetical**	$1,000	$1,021.87	$2.96	0.59%	$3.01	0.60%
Class 2
Actual	$1,000	$1,010.50	$2.44	0.49%	$2.49	0.50%
Hypothetical**	$1,000	$1,022.36	$2.46	0.49%	$2.51	0.50%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $853.4

1	All data are as of April 30, 2017. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Strategy considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 13

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.6%
Long-Term Municipal Bonds – 92.6%
Alabama – 2.5%
Alabama Special Care Facilities Financing Authority-Birmingham AL (Children’s Hospital of Alabama Obligated Group (The)) Series 2015 5.00%, 6/01/28	$3,905	$4,503,832
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/18	1,825	1,898,182
Infirmary Health System Special Care Facilities Financing Authority of Mobile Series 2016A 5.00%, 2/01/25	2,110	2,443,823
Special Care Facilities Financing Authority of the City of Pell City Alabama (Noland Obligated Group) Series 2016A 5.00%, 12/01/31	11,235	12,299,966

		21,145,803

Arizona – 2.2%
Arizona State University COP Series 2013A 5.00%, 9/01/19-9/01/22	8,345	9,481,731
City of Phoenix Civic Improvement Corp. Series 2011 5.00%, 7/01/26	3,330	3,798,398
County of Pima AZ Sewer System Revenue AGM Series 2010 5.00%, 7/01/21 (Pre-refunded/ETM)	630	702,784
5.00%, 7/01/21	1,135	1,266,501
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/24	3,140	3,631,944

		18,881,358

California – 2.6%
San Francisco City & County Airport Comm-San Francisco International Airport (San Francisco Intl Airport) Series 2010C 5.00%, 5/01/19	450	485,271

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NATL Series 2006-32F 5.25%, 5/01/18	$290	$302,400
State of California Series 2011 5.00%, 10/01/20	5,000	5,631,300
Series 2012 5.00%, 9/01/20	9,305	10,454,912
Series 2014 5.00%, 8/01/22-5/01/25	4,250	5,053,092

		21,926,975

Colorado – 3.7%
Centerra Metropolitan District No 1 5.00%, 12/01/29	1,510	1,608,528
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/23	375	420,964
Series 2012A 5.00%, 11/15/24(a)	10,395	11,874,417
5.00%, 11/15/25	3,000	3,425,280
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23(a)	4,730	5,687,683
Denver Urban Renewal Authority (Stapleton Development Corp.) Series 2013A 5.00%, 12/01/19-12/01/22	5,655	6,291,960
Plaza Metropolitan District No 1 Series 2013 5.00%, 12/01/20(b)	1,310	1,393,185
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.25%, 7/15/24	440	473,739

		31,175,756

Connecticut – 0.6%
State of Connecticut (State of Connecticut SRF) Series 2013A 5.00%, 3/01/24	4,360	5,157,662

Florida – 7.7%
Citizens Property Insurance Corp. Series 2012A 5.00%, 6/01/22	7,315	8,472,891

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/20	$1,720	$1,926,744
City of Jacksonville FL (City of Jacksonville FL Transit Sales Tax) Series 2012A 5.00%, 10/01/23-10/01/26	10,190	11,761,656
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/26	1,565	1,795,055
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/23-6/01/27	18,500	21,734,273
County of Miami-Dade FL Spl Tax Series 2012A 5.00%, 10/01/23	1,500	1,729,680
Florida Department of Environmental Protection Series 2011B 5.00%, 7/01/20	3,775	4,212,371
Series 2013A 5.00%, 7/01/18-7/01/19	3,905	4,161,535
Florida Municipal Power Agency Series 2011B 5.00%, 10/01/23	2,890	3,302,865
Series 2015B 5.00%, 10/01/23	1,500	1,770,465
Florida State Board of Education (State of Florida) Series 2015B 5.00%, 6/01/21	1,725	1,973,228
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/25(b)	1,900	1,946,797
Mid-Bay Bridge Authority Series 2015A 5.00%, 10/01/28	1,000	1,149,280

		65,936,840

Georgia – 0.4%
Cherokee County Board of Education Series 2014B 5.00%, 8/01/20	1,000	1,118,170

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2010B 5.00%, 1/01/18	$2,500	$2,567,725

		3,685,895

Illinois – 4.4%
Chicago O’Hare International Airport Series 2015B 5.00%, 1/01/29	5,000	5,742,400
Series 2016C 5.00%, 1/01/33	5,000	5,651,650
Chicago O’Hare International Airport (Chicago O’Hare International Airport Customer Facility Charge) Series 2013 5.25%, 1/01/23	2,500	2,859,300
5.50%, 1/01/25	2,250	2,564,640
Illinois Finance Authority (Presence Health Network Obligated Group) Series 2016C 5.00%, 2/15/20-2/15/24	6,355	6,856,239
Springfield Metropolitan Sanitation District Series 2011A 5.00%, 1/01/21	2,170	2,395,420
State of Illinois Series 2006A 5.00%, 6/01/19	1,040	1,083,919
Series 2010 5.00%, 1/01/18	500	509,455
Series 2013A 5.00%, 4/01/20	4,030	4,233,434
Series 2014 5.00%, 5/01/30	4,180	4,253,986
State of Illinois (State of Illinois Sales Tax) Series 2010 5.00%, 6/15/17	1,450	1,456,902

		37,607,345

Indiana – 1.3%
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/29-9/01/34	5,235	5,549,624

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Indiana Municipal Power Agency Series 2011A 5.00%, 1/01/20-1/01/23	$4,965	$5,509,809

		11,059,433

Kentucky – 1.0%
Kentucky Municipal Power Agency NATL Series 2015A 5.00%, 9/01/22-9/01/23	4,875	5,631,964
Kentucky Turnpike Authority Series 2012A 5.00%, 7/01/25	2,275	2,620,095

		8,252,059

Louisiana – 1.5%
Jefferson Sales Tax District AGM Series 2017B 5.00%, 12/01/34	1,800	2,080,008
State of Louisiana Gasoline & Fuels Tax Revenue Series 2012A 5.00%, 5/01/27	9,085	10,490,177

		12,570,185

Maryland – 4.9%
State of Maryland Series 2014B 5.00%, 8/01/20	10,165	11,400,759
5.00%, 8/01/21(a)	26,600	30,626,974

		42,027,733

Massachusetts – 4.2%
Commonwealth of Massachusetts AGM Series 2006C 3.618%, 11/01/19(c)	9,575	9,696,028
NATL Series 2000E 1.23%, 12/01/30(d)	4,525	4,128,198
Commonwealth of Massachusetts (Commonwealth of Massachusetts Fuel Tax) AGM Series 2005A 3.631%, 6/01/20(c)	3,450	3,578,961
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2004B 5.25%, 7/01/21	3,330	3,852,277
Series 2004C Zero Coupon, 7/01/20(c)	2,650	2,692,453

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Massachusetts Clean Water Trust (The) (Massachusetts Water Pollution Abatement Trust (The) SRF) Series 2006 3.00%, 8/01/22(c)	$3,240	$3,290,803
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 8/15/23	2,475	2,892,805
Metropolitan Boston Transit Parking Corp. Series 2011 5.00%, 7/01/22-7/01/25	5,025	5,720,515

		35,852,040

Michigan – 3.1%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/21	3,750	4,211,288
Michigan Finance Authority (City of Detroit MI) Series 2016C 5.00%, 4/01/26-4/01/27	2,735	3,156,596
Michigan Finance Authority (Great Lakes Water Authority Water Supply System) AGM Series 2014D2 5.00%, 7/01/24	10,545	12,338,704
Michigan Finance Authority (Henry Ford Health System Obligated Group) Series 2016 5.00%, 11/15/31	1,785	2,034,597
University of Michigan Series 2017A 5.00%, 4/01/24	4,000	4,839,800

		26,580,985

Minnesota – 1.0%
Minnesota Higher Education Facilities Authority (Gustavus Adolphus College) Series 2010B 5.00%, 10/01/21	1,295	1,400,633
State of Minnesota Series 2015D 5.00%, 8/01/18	6,715	7,051,422

		8,452,055

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Mississippi – 0.5%
Mississippi Development Bank (State of Mississippi DOT Lease) Series 2013 5.00%, 1/01/19	$1,500	$1,596,015
Series 2013A 5.00%, 1/01/19	1,000	1,064,010
Mississippi Hospital Equipment & Facilities Authority (Baptist Memorial Health Care Obligated Group) Series 2016A 5.00%, 9/01/36	1,500	1,666,320

		4,326,345

Missouri – 0.4%
City of Springfield MO Public Utility Revenue Series 2012 5.00%, 12/01/17	1,390	1,423,332
Lees Summit Industrial Development Authority (John Knox Village Obligated Group) Series 2016A 5.00%, 8/15/36	1,675	1,687,244

		3,110,576

Montana – 0.5%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 2/15/31-2/15/33	3,275	3,704,462

Nevada – 1.3%
City of Reno NV Series 2013A 5.00%, 6/01/19	1,000	1,073,890
Series 2013B 5.00%, 6/01/19	2,210	2,373,297
County of Clark Department of Aviation (Las Vegas-McCarran International Airport) Series 2010D 5.00%, 7/01/21-7/01/22	775	851,783
Las Vegas Valley Water District Series 2015A 5.00%, 6/01/20	1,500	1,670,745
Series 2015B 5.00%, 12/01/20	4,250	4,801,140

		10,770,855

20 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Jersey – 4.3%
Morris-Union Jointure Commission COP AGM Series 2013 5.00%, 8/01/17	$2,340	$2,360,943
New Jersey Economic Development Authority Series 2010DD-1 5.00%, 12/15/17 (Pre-refunded/ETM)	20	20,505
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2017B 5.00%, 11/01/20	1,000	1,065,540
New Jersey Transportation Trust Fund Authority Series 2012A 5.00%, 6/15/21	10,000	10,813,100
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	4,390	4,670,653
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/23	1,800	2,104,434
Series 2014A 5.00%, 1/01/28	4,785	5,561,318
Series 2014C 5.00%, 1/01/23	1,590	1,858,917
Series 2017A 5.00%, 1/01/33	7,300	8,443,399

		36,898,809

New York – 15.0%
City of New York NY Series 2011A 5.00%, 8/01/23	4,250	4,842,450
Series 2014J 5.00%, 8/01/21	6,100	6,993,589
Metropolitan Transportation Authority Series 2012C 5.00%, 11/15/24-11/15/25	9,065	10,588,515
Series 2012F 5.00%, 11/15/26	3,635	4,222,125
Series 2013A 5.00%, 11/15/26	2,300	2,663,400
Series 2013E 5.00%, 11/15/25	8,510	9,986,570
New York City Municipal Water Finance Authority Series 2011HH 5.00%, 6/15/26	3,875	4,358,251

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012B 5.00%, 11/01/26	$6,830	$7,976,279
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011C 5.00%, 3/15/25	3,000	3,396,600
Series 2012A 5.00%, 12/15/22(a)	14,610	17,242,138
Series 2012B 5.00%, 3/15/20	7,900	8,757,545
Series 2014A 5.00%, 2/15/28	6,565	7,708,229
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) AMBAC Series 2001A 1.61%, 5/01/34(d)	3,500	3,232,120
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2011 5.00%, 6/15/25	3,000	3,425,340
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/21	17,025	19,419,396
Triborough Bridge & Tunnel Authority Series 2012B 5.00%, 11/15/19	4,360	4,785,972
Series 2013B 5.00%, 11/15/20	4,100	4,632,836
Series 2017B 5.00%, 11/15/32	3,250	3,849,755

		128,081,110

North Carolina – 1.8%
North Carolina Eastern Municipal Power Agency Series 2012B 5.00%, 1/01/21 (Pre-refunded/ETM)	6,700	7,575,690
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 3/01/26	6,710	7,927,060

		15,502,750

22 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio – 1.1%
American Municipal Power, Inc. Series 2016A 5.00%, 2/15/36	$5,000	$5,610,900
City of Cleveland OH Airport System Revenue AGM Series 2016B 5.00%, 1/01/23-1/01/24	2,585	2,992,330
City of Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	714,623

		9,317,853

Oregon – 1.4%
Deschutes County Administrative School District No 1 Bend-La Pine Series 2013 5.00%, 6/15/20	5,180	5,768,500
Deschutes County Hospital Facilities Authority (St Charles Health Systems, Inc.) Series 2016A 4.00%, 1/01/33	1,000	1,031,760
Tri-County Metropolitan Transportation District of Oregon Series 2011A 5.00%, 10/01/25	4,605	5,237,589

		12,037,849

Pennsylvania – 6.1%
Allegheny County Sanitary Authority AGM Series 2011 5.00%, 6/01/19	2,250	2,419,133
City of Philadelphia PA Series 2017 5.00%, 8/01/28	12,990	15,216,226
City of Philadelphia PA Water & Wastewater Revenue Series 2017A 5.00%, 10/01/32-10/01/33	2,135	2,485,868
AGM Series 2010A 5.00%, 6/15/18	550	573,733
Commonwealth of Pennsylvania Series 2014 5.00%, 7/01/17	5,000	5,033,350
Montgomery County Industrial Development Authority/PA Series 2010 5.00%, 8/01/19 (Pre-refunded/ETM)	475	515,617

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.125%, 7/01/25	$2,060	$2,118,648
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 1/01/19	3,085	3,287,746
Series 2012B 5.00%, 7/01/21	7,550	7,766,232
School District of Philadelphia (The) Series 2011E 5.25%, 9/01/22	1,800	1,952,244
Series 2016F 5.00%, 9/01/34	5,000	5,373,700
State Public School Building Authority (School District of Philadelphia (The)) Series 2012 5.00%, 4/01/23-4/01/26	5,150	5,585,141

		52,327,638

Puerto Rico – 0.4%
Puerto Rico Electric Power Authority NATL Series 2002 5.00%, 7/01/19	3,400	3,546,200

South Carolina – 0.8%
Renewable Water Resources Series 2012 5.00%, 1/01/24	2,570	2,948,458
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/34-12/01/36	2,535	2,754,384
Series 2016C 5.00%, 12/01/35	930	1,014,193

		6,717,035

Tennessee – 0.3%
Metropolitan Government of Nashville & Davidson County TN Series 2012 5.00%, 7/01/23 (Pre-refunded/ETM)	455	532,068
5.00%, 7/01/23	1,930	2,256,903

		2,788,971

24 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 6.5%
Austin Community College District Public Facility Corp. Series 2015 5.00%, 8/01/19	$1,000	$1,079,710
Birdville Independent School District Series 2015B 5.00%, 2/15/22	3,825	4,410,034
Central Texas Regional Mobility Authority Series 2015B 5.00%, 1/01/45	2,085	2,222,110
City of Corpus Christi TX Utility System Revenue Series 2012 5.00%, 7/15/21	5,675	6,465,527
City of Garland TX Series 2010 5.00%, 2/15/26	500	550,505
City of Houston TX Airport System Revenue Series 2011A 5.00%, 7/01/19	2,105	2,261,507
City of Houston TX Combined Utility System Revenue Series 2011D 5.00%, 11/15/27 (Pre-refunded/ETM)	2,735	3,162,098
City of Lubbock TX Series 2013 5.00%, 2/15/19	1,740	1,861,087
Conroe Independent School District Series 2011 5.00%, 2/15/24 (Pre-refunded/ETM)	255	281,148
5.00%, 2/15/24-2/15/26	4,955	5,443,589
5.00%, 2/15/26 (Pre-refunded/ETM)	1,030	1,135,616
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/21	4,220	4,787,590
New Hope Cultural Education Facilities Finance Corp. (MRC Crestview) Series 2016 5.00%, 11/15/36	1,000	1,027,460
New Hope Cultural Education Facilities Finance Corp. (The Langford at College Station) Series 2016B2 3.00%, 11/15/21	800	785,008

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 25

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hope Cultural Education Facilities Finance Corp. (Westminster Manor) Series 2016 5.00%, 11/01/31	$1,000	$1,071,820
North Texas Tollway Authority (North Texas Tollway Authority Special Projects System) Series 2011D 5.25%, 9/01/26	3,625	4,189,195
Rockwall Independent School District Series 2013 5.00%, 2/15/19(a)	3,280	3,510,682
San Antonio Independent School District/TX Series 2011 5.00%, 8/15/26	1,710	1,931,992
Spring Branch Independent School District Series 2014B 5.00%, 2/01/21	3,485	3,945,124
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.) Series 2015I 5.25%, 11/15/35	900	924,894
Texas Transportation Commission State Highway Fund Series 2016A 5.00%, 10/01/25	2,865	3,492,607
University of Texas System (The) Series 2010A 5.00%, 8/15/22 (Pre-refunded/ETM)	1,070	1,181,269

		55,720,572

Virginia – 0.8%
Fairfax County Economic Development Authority Series 2011 5.00%, 4/01/25 (Pre-refunded/ETM)	2,000	2,221,620
5.00%, 4/01/26 (Pre-refunded/ETM)	4,000	4,443,240

		6,664,860

Washington – 8.6%
Central Puget Sound Regional Transit Authority Series 2012P 5.00%, 2/01/23-2/01/25	7,815	9,074,859
Chelan County Public Utility District No 1 Series 2011B 5.50%, 7/01/25	3,305	3,784,489

26 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

City of Seattle WA Series 2015A 5.00%, 6/01/19	$9,770	$10,565,278
City of Seattle WA Municipal Light & Power Revenue Series 2015A 5.00%, 5/01/18	2,070	2,153,835
City of Seattle WA Water System Revenue Series 2017 5.00%, 8/01/23	4,020	4,813,226
City of Tacoma WA Electric System Revenue Series 2013A 5.00%, 1/01/19-1/01/20	4,000	4,346,015
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 7/01/18	680	711,634
Series 2012A 5.00%, 7/01/19	4,200	4,551,624
Port of Seattle WA Series 2013 5.00%, 7/01/24	4,820	5,554,472
State of Washington Series 2009-2010B 5.00%, 1/01/22	710	779,658
Series 2015R 5.00%, 7/01/26	13,325	15,952,290
Series 2017D 5.00%, 2/01/21	9,985	11,334,673

		73,622,053

Wisconsin – 1.7%
Wisconsin Department of Transportation Series 2013-1 5.00%, 7/01/23-7/01/24	12,000	14,215,895

Total Long-Term Municipal Bonds (cost $765,657,502)		789,665,957

Short-Term Municipal Notes – 4.0%
California – 2.2%
Irvine Unified School District Series 2014 0.70%, 9/01/54(e)	19,225	19,225,000

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 27

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Texas – 1.8%
Lower Neches Valley Authority Industrial Development Corp. (Exxon Capital Ventures, Inc.) Series 2010 0.85%, 11/01/38(e)	$15,000	$15,000,000

Total Short-Term Municipal Notes (cost $34,225,000)		34,225,000

Total Municipal Obligations (cost $799,882,502)		823,890,957

GOVERNMENTS – TREASURIES – 4.6%
United States – 4.6%
U.S. Treasury Notes 0.625%, 8/31/17(a)	6,200	6,194,188
1.625%, 11/30/20(a)	6,632	6,636,145
2.125%, 11/30/23	26,650	26,766,594

Total Governments – Treasuries (cost $39,289,491)		39,596,927

	Shares
SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(f)(g) (cost $19,727,113)	19,727,113	19,727,113

Total Investments – 103.5% (cost $858,899,106)		883,214,997
Other assets less liabilities – (3.5)%		(29,859,079)

Net Assets – 100.0%		$853,355,918

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Bank of America, NA	$25,000	9/02/20	1.548%	CPI	#	$462,548
Bank of America, NA	25,000	2/02/32	2.403%	CPI	#	(304,447)
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI	#	(84,375)
Barclays Bank PLC	37,000	8/07/17	2.124%	CPI	#	(1,235,084)
Barclays Bank PLC	5,500	6/02/19	2.580%	CPI	#	(470,347)

28 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$4,000	6/15/20	2.480%	CPI	#	$(315,097)
Barclays Bank PLC	35,000	7/02/20	2.256%	CPI	#	(1,592,436)
Barclays Bank PLC	1,500	8/04/20	2.308%	CPI	#	(80,967)
Barclays Bank PLC	2,000	11/10/20	2.500%	CPI	#	(142,800)
Barclays Bank PLC	1,000	5/04/21	2.845%	CPI	#	(123,422)
Barclays Bank PLC	3,000	5/12/21	2.815%	CPI	#	(361,986)
Barclays Bank PLC	14,000	4/03/22	2.663%	CPI	#	(1,507,599)
Barclays Bank PLC	16,700	10/05/22	2.765%	CPI	#	(1,811,288)
Barclays Bank PLC	25,000	8/07/24	2.573%	CPI	#	(1,929,393)
Barclays Bank PLC	19,000	5/05/25	2.125%	CPI	#	(56,662)
Barclays Bank PLC	5,400	3/06/27	2.695%	CPI	#	(693,414)
Citibank, NA	14,000	5/30/17	2.125%	CPI	#	(665,687)
Citibank, NA	11,500	6/21/17	2.153%	CPI	#	(568,456)
Citibank, NA	22,000	7/02/18	2.084%	CPI	#	(749,162)
Citibank, NA	15,600	12/14/20	1.548%	CPI	#	398,678
Citibank, NA	9,000	6/29/22	2.398%	CPI	#	(699,444)
Citibank, NA	5,400	7/19/22	2.400%	CPI	#	(404,915)
Citibank, NA	4,000	8/10/22	2.550%	CPI	#	(354,204)
Citibank, NA	15,500	12/07/22	2.748%	CPI	#	(1,736,461)
Citibank, NA	47,000	5/24/23	2.533%	CPI	#	(3,963,761)
Citibank, NA	30,000	10/29/23	2.524%	CPI	#	(2,230,508)
Citibank, NA	15,800	2/08/28	2.940%	CPI	#	(2,555,030)
Deutsche Bank AG	11,000	6/20/21	2.655%	CPI	#	(1,169,280)
Deutsche Bank AG	9,800	9/07/21	2.400%	CPI	#	(735,523)
Deutsche Bank AG	25,000	9/02/25	1.880%	CPI	#	542,023
JPMorgan Chase Bank, NA	1,000	7/29/20	2.305%	CPI	#	(54,403)
JPMorgan Chase Bank, NA	19,000	8/17/22	2.523%	CPI	#	(1,602,370)
JPMorgan Chase Bank, NA	1,400	6/30/26	2.890%	CPI	#	(239,291)
JPMorgan Chase Bank, NA	3,300	7/21/26	2.935%	CPI	#	(593,733)
JPMorgan Chase Bank, NA	2,400	10/03/26	2.485%	CPI	#	(224,268)
JPMorgan Chase Bank, NA	5,400	11/14/26	2.488%	CPI	#	(505,588)
JPMorgan Chase Bank, NA	4,850	12/23/26	2.484%	CPI	#	(442,274)
JPMorgan Chase Bank, NA	13,000	3/01/27	2.279%	CPI	#	(54,912)
JPMorgan Chase Bank, NA	21,350	2/20/28	2.899%	CPI	#	(3,285,702)
JPMorgan Chase Bank, NA	12,000	3/26/28	2.880%	CPI	#	(1,799,426)
Morgan Stanley Capital Services LLC	50,000	4/16/18	2.395%	CPI	#	(2,870,756)
Morgan Stanley Capital Services LLC	2,000	10/14/20	2.370%	CPI	#	(114,246)
Morgan Stanley Capital Services LLC	13,000	5/23/21	2.680%	CPI	#	(1,370,675)
Morgan Stanley Capital Services LLC	10,000	4/16/23	2.690%	CPI	#	(1,038,397)
Morgan Stanley Capital Services LLC	5,000	8/15/26	2.885%	CPI	#	(841,604)

						$(40,176,144)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 29

PORTFOLIO OF INVESTMENTS (continued)

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $3,339,982 or 0.4% of net assets.

(c)	Variable rate coupon, rate shown as of April 30, 2017.

(d)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2017 and the aggregate market value of these securities amounted to $7,360,318 or 0.86% of net assets.

(e)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.7% and 0.1%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

NATL – National Interstate Corporation

SRF – State Revolving Fund

See notes to financial statements.

30 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $839,171,993)	$863,487,884
Affiliated issuers (cost $19,727,113)	19,727,113
Interest receivable	10,401,682
Unrealized appreciation on inflation swaps	1,403,249
Receivable for capital stock sold	1,213,707
Affiliated dividends receivable	10,204

Total assets	896,243,839

Liabilities
Unrealized depreciation on inflation swaps	41,579,393
Payable for capital stock redeemed	855,974
Advisory fee payable	269,974
Distribution fee payable	50,532
Administrative fee payable	17,042
Transfer Agent fee payable	8,752
Accrued expenses	106,254

Total liabilities	42,887,921

Net Assets	$853,355,918

Composition of Net Assets
Capital stock, at par	$83,087
Additional paid-in capital	874,813,495
Undistributed net investment income	341,797
Accumulated net realized loss on investment transactions	(6,022,208)
Net unrealized depreciation on investments	(15,860,253)

$853,355,918

Net Asset Value Per Share—27 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$61,337,584	5,960,087	$10.29	*

C	$13,698,889	1,333,811	$10.27

Advisor	$210,625,728	20,455,952	$10.30

1	$374,264,849	36,489,640	$10.26

2	$193,428,868	18,847,428	$10.26

*	The maximum offering price per share for Class A shares was $10.61 which reflects a sales charge of 3.00%.

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 31

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$10,126,216
Dividends—Affiliated issuers	50,649
Other income	33	$10,176,898

Expenses
Advisory fee (see Note B)	1,920,968
Distribution fee—Class A	64,937
Distribution fee—Class C	60,724
Distribution fee—Class 1	172,688
Transfer agency—Class A	7,166
Transfer agency—Class C	1,746
Transfer agency—Advisor Class	25,245
Transfer agency—Class 1	10,427
Transfer agency—Class 2	5,337
Custodian	85,765
Registration fees	42,635
Audit and tax	40,616
Administrative	27,393
Printing	22,835
Legal	20,244
Directors’ fees	12,966
Miscellaneous	14,772

Total expenses	2,536,464
Less: expenses waived and reimbursed by the Adviser (see Note B)	(341,311)

Net expenses		2,195,153

Net investment income		7,981,745

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized loss on:
Investment transactions		(213,194)
Swaps		(62,390)
Net change in unrealized appreciation/depreciation of:
Investments		(8,946,615)
Swaps		10,257,273

Net gain on investment transactions		1,035,074

Net Increase in Net Assets from Operations		$9,016,819

See notes to financial statements.

32 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,981,745	$14,330,212
Net realized loss on investment transactions	(275,584)	(1,293,189)
Net change in unrealized appreciation/depreciation of investments	1,310,658	12,779,736

Net increase in net assets from operations	9,016,819	25,816,759
Dividends to Shareholders from
Net investment income
Class A	(471,427)	(695,439)
Class C	(66,205)	(129,987)
Advisor Class	(1,861,864)	(3,429,320)
Class 1	(3,457,317)	(7,315,833)
Class 2	(1,853,891)	(3,595,101)
Capital Stock Transactions
Net increase (decrease)	148,158,474	(95,338,279)

Total increase (decrease)	149,464,589	(84,687,200)
Net Assets
Beginning of period	703,891,329	788,578,529

End of period (including undistributed net investment income of $341,797 and $70,756, respectively)	$853,355,918	$703,891,329

See notes to financial statements.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 33

NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Municipal Bond Inflation Strategy Portfolio (the “Strategy”), a diversified portfolio. The Strategy offers Class A, Class C, Advisor Class, Class 1 and Class 2 shares. Class 1 shares are sold only to the private clients of Sanford C. Bernstein & Co. LLC by its registered representatives. Class B, Class R, Class K and Class I shares have been authorized by the Strategy but have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Class 1 shares are sold without an initial or contingent deferred sales charge, but are subject to ongoing distribution expenses. All nine classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Strategy is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Strategy.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Strategy may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Strategy values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Strategy would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Strategy. Unobservable inputs reflect the Strategy’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Strategy’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rates, coupon rates, yield curves, option

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adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which is then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Strategy’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$783,497,911		$6,168,046		$789,665,957
Short-Term Municipal Notes		– 0	–	34,225,000		– 0	–	34,225,000
Governments – Treasuries		– 0	–	39,596,927		– 0	–	39,596,927
Short-Term Investments		19,727,113		– 0	–	– 0	–	19,727,113

Total Investments in Securities		19,727,113		857,319,838		6,168,046		883,214,997
Other Financial Instruments(a):
Assets:
Inflation (CPI) Swaps		– 0	–	1,403,249		– 0	–	1,403,249
Liabilities:
Inflation (CPI) Swaps		– 0	–	(41,579,393)		– 0	–	(41,579,393)

Total(b)		$19,727,113		$817,143,694		$6,168,046		$843,038,853

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	There were no transfers between Level 1 and Level 2 during the reporting period.

The Strategy recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

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The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/16	$6,068,785		$6,068,785
Accrued discounts/(premiums)	(17,036)		(17,036)
Realized gain (loss)	10,312		10,312
Change in unrealized appreciation/depreciation	(219,679)		(219,679)
Purchases	1,602,488		1,602,488
Sales	(477,296)		(477,296)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	(799,528)		(799,528)

Balance as of 4/30/17	$6,168,046		$6,168,046	(a)

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(b)	$(206,358)		$(206,358)

(a)	There were de minimis transfers under 1% of net assets during the reporting period.

(b)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Strategy. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Strategy’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Strategy’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Strategy’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Strategy is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Strategy amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Strategy are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Strategy represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are

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determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Strategy pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Strategy’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to .75%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Effective January 30, 2015, the Expense Cap for the Class A shares was reduced from .80% to .75% of the daily average net assets. This fee waiver and/or expense reimbursement agreement will remain in effect until January 31, 2018 and then may be extended by the Adviser for additional one-year terms. For the six months ended April 30, 2017, such reimbursement/waivers amounted to $317,147.

Pursuant to the investment advisory agreement, the Strategy may reimburse the Adviser for certain legal and accounting services provided to the Strategy by the Adviser. For the six months ended April 30, 2017, the reimbursement for such services amounted to $27,393.

The Strategy compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Strategy. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $26,984 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Strategy’s shares. The Distributor has advised the Strategy that it has retained front-end sales charges of $1 from the sale of Class A shares and received $4,259 and $341 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2017.

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The Strategy may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Strategy in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Strategy in an amount equal to the Strategy’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Strategy as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver amounted to $24,164. A summary of the Strategy’s transactions in shares of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$ 14,945	$ 164,235	$ 159,453	$ 19,727	$ 51

NOTE C

Distribution Services Agreement

The Strategy has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Strategy pays distribution and servicing fees to the Distributor at an annual rate of up to ..30% of the Strategy’s average daily net assets attributable to Class A shares, 1% of the Strategy’s average daily net assets attributable to Class C shares and .10% of the Strategy’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of ..25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Strategy’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Strategy in the amount of $380,030 and $1,637,880 for Class C and Class 1 shares, respectively. While such costs may be recovered from the Strategy in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Strategy’s shares.

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NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$113,785,519	$35,626,994
U.S. government securities	26,398,879	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$26,206,850
Gross unrealized depreciation	(1,890,959)

Net unrealized appreciation	$24,315,891

1. Derivative Financial Instruments

The Strategy may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Strategy, as well as the methods in which they may be used are:

•	Swaps
The Strategy may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Strategy in accordance with the terms of the respective swaps to provide value and recourse to the Strategy or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Strategy, and/or the termination value at the end

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of the contract. Therefore, the Strategy considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Strategy and the counterparty and by the posting of collateral by the counterparty to the Strategy to cover the Strategy’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Strategy accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of the Strategy against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2017, the Strategy held inflation (CPI) swaps for hedging purposes.

Interest Rate Swaps:

The Strategy is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Strategy holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Strategy may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Strategy may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

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In addition, the Strategy may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Strategy anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Strategy with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Strategy receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Strategy held interest rate swaps for hedging purposes.

The Strategy typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Strategy typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Strategy and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Strategy’s net liability, held by the defaulting party, may be delayed or denied.

The Strategy’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Strategy decline below specific levels (“net asset contingent features”). If

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these levels are triggered, the Strategy’s counterparty has the right to terminate such transaction and require the Strategy to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended April 30, 2017, the Strategy had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on inflation swaps	$1,403,249	Unrealized depreciation on inflation swaps	$41,579,393

Total		$1,403,249		$41,579,393

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(62,390)	$10,257,273

Total		$(62,390)	$10,257,273

The following table represents the average monthly volume of the Strategy’s derivative transactions during the six months ended April 30, 2017:

Interest Rate Swaps:
Average notional amount	$12,700,000	(a)
Inflation Swaps:
Average notional amount	$607,542,857

(a)	Positions were open for five months during the period.

For financial reporting purposes, the Strategy does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

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All derivatives held at period end were subject to netting arrangements. The following table presents the Strategy’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Strategy as of April 30, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$462,548	$(304,447)		$	– 0	–	$	– 0	–	$158,101
Citibank, NA	398,678	(398,678)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	542,023	(542,023)			– 0	–		– 0	–	– 0	–

Total	$1,403,249	$(1,245,148)		$	– 0	–	$	– 0	–	$158,101	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
Bank of America, NA	$304,447	$(304,447)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	10,404,870	– 0	–		– 0	–		– 0	–	10,404,870
Citibank, NA	13,927,628	(398,678)			– 0	–		– 0	–	13,528,950
Deutsche Bank AG	1,904,803	(542,023)			– 0	–		– 0	–	1,362,780
JPMorgan Chase Bank, NA	8,801,967	– 0	–		– 0	–		– 0	–	8,801,967
Morgan Stanley Capital Services LLC	6,235,678	– 0	–		– 0	–		– 0	–	6,235,678

Total	$41,579,393	$(1,245,148)		$	– 0	–	$	– 0	–	$40,334,245	^

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class A
Shares sold	3,244,465	612,904	$33,058,377	$6,270,343

Shares issued in reinvestment of dividends	32,225	47,816	329,319	487,459

Shares redeemed	(945,479)	(1,087,170)	(9,651,815)	(11,086,129)

Net increase (decrease)	2,331,211	(426,450)	$23,735,881	$(4,328,327)

Class C
Shares sold	384,857	74,599	$3,908,672	$760,864

Shares issued in reinvestment of dividends	4,761	9,167	48,576	93,308

Shares redeemed	(107,802)	(331,629)	(1,096,070)	(3,381,118)

Net increase (decrease)	281,816	(247,863)	$2,861,178	$(2,526,946)

Advisor Class
Shares sold	9,176,334	1,850,768	$93,599,112	$18,907,336

Shares issued in reinvestment of dividends	128,309	235,187	1,311,654	2,399,197

Shares redeemed	(3,638,622)	(4,229,484)	(37,163,588)	(43,229,628)

Net increase (decrease)	5,666,021	(2,143,529)	$57,747,178	$(21,923,095)

Class 1
Shares sold	6,803,492	3,544,601	$69,302,648	$36,078,979

Shares issued in reinvestment of dividends	268,586	565,721	2,735,212	5,749,029

Shares redeemed	(3,076,310)	(9,837,890)	(31,322,734)	(100,065,872)

Net increase (decrease)	3,995,768	(5,727,568)	$40,715,126	$(58,237,864)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class 2
Shares sold	2,939,533	2,818,891	$29,937,032	$28,753,538

Shares issued in reinvestment of dividends	137,995	246,291	1,406,301	2,505,442

Shares redeemed	(808,478)	(3,889,115)	(8,244,222)	(39,581,027)

Net increase (decrease)	2,269,050	(823,933)	$23,099,111	$(8,322,047)

NOTE F

Risks Involved in Investing in the Strategy

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Strategy’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Strategy invests more of its assets in a particular state’s municipal securities, the Strategy may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters. The Strategy’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Strategy may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico experienced a significant downturn during the recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by the credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If there are additional defaults and the general economic situation in Puerto Rico persist or worsen, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Strategy may be subject to a heightened risk of rising interest rates as the current period of historically low rates is beginning to end and rates have begun rising. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Strategy’s assets can decline as can the value of the Strategy’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Strategy may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Strategy, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Leverage Risk—When the Strategy borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Strategy’s investments. The Strategy may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Strategy, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Strategy than if the Strategy were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Strategy. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Strategy enters into contracts that contain a variety of indemnifications. The Strategy’s maximum exposure under these arrangements is unknown. However, the Strategy has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Strategy has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Strategy, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Strategy did not utilize the Facility during the six months ended April 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016		2015
Distributions paid from:
Ordinary income	$423,254		$456,565
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions	423,254		456,565
Tax-exempt distributions	14,742,426		13,443,276

Total distributions paid	$15,165,680		$13,899,841

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$70,147
Accumulated capital and other losses	(5,746,624	)(a)
Unrealized appreciation/(depreciation)	(17,170,302	)(b)

Total accumulated earnings/(deficit)	$(22,846,779)

(a)	As of October 31, 2016, the Strategy had a net capital loss carryforward of $5,746,624.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Strategy had a net short-term capital loss carryforward of $344,563 and a net long-term capital loss carryforward of $5,402,061 which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Strategy’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.29	$ 10.14	$ 10.48	$ 10.35	$ 10.80	$ 10.32

Income From Investment Operations
Net investment income(a)(b)	.10	.18	.15	.13	.12	.14
Net realized and unrealized gain (loss) on investment transactions	(.01)	.16	(.34)	.12	(.44)	.50

Net increase (decrease) in net asset value from operations	.09	.34	(.19)	.25	(.32)	.64

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.19)	(.15)	(.12)	(.11)	(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.09)	(.19)	(.15)	(.12)	(.13)	(.16)

Net asset value, end of period	$ 10.29	$ 10.29	$ 10.14	$ 10.48	$ 10.35	$ 10.80

Total Return
Total investment return based on net asset value(d)	.92%	3.38%	(1.83)%	2.44%	(2.98)%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$61,337	$37,345	$41,122	$60,016	$95,466	$79,735
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.74	%^	.75%	.76%	.80%	.80%	.80%
Expenses, before waivers/reimbursements(e)	.85	%^	.86%	.87%	.90%	.91%	.95%
Net investment income(a)	1.91	%^	1.78%	1.49%	1.24%	1.10%	1.34%
Portfolio turnover rate	5%	9%	17%	18%	15%	10%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.27	$ 10.12	$ 10.46	$ 10.33	$ 10.78	$ 10.30

Income From Investment Operations
Net investment income(a)(b)	.06	.10	.08	.06	.04	.07
Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	.16	(.35)	.12	(.43)	.50

Net increase (decrease) in net asset value from operations	.06	.26	(.27)	.18	(.39)	.57

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.11)	(.07)	(.05)	(.04)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.06)	(.11)	(.07)	(.05)	(.06)	(.09)

Net asset value, end of period	$ 10.27	$ 10.27	$ 10.12	$ 10.46	$ 10.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	.55%	2.61%	(2.56)%	1.72%	(3.67)%	5.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,699	$10,805	$13,154	$20,873	$29,748	$35,436
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.49	%^	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, before waivers/reimbursements(e)	1.60	%^	1.61%	1.61%	1.60%	1.61%	1.65%
Net investment income(a)	1.16	%^	1.03%	.75%	.54%	.41%	.64%
Portfolio turnover rate	5%	9%	17%	18%	15%	10%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.30	$ 10.14	$ 10.48	$ 10.35	$ 10.81	$ 10.32

Income From Investment Operations
Net investment income(a)(b)	.11	.21	.18	.16	.15	.17
Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	.17	(.34)	.12	(.45)	.51

Net increase (decrease) in net asset value from operations	.11	.38	(.16)	.28	(.30)	.68

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.22)	(.18)	(.15)	(.14)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.11)	(.22)	(.18)	(.15)	(.16)	(.19)

Net asset value, end of period	$ 10.30	$ 10.30	$ 10.14	$ 10.48	$ 10.35	$ 10.81

Total Return
Total investment return based on net asset value(d)	1.04%	3.74%	(1.56)%	2.75%	(2.78)%	6.64%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$210,626	$152,275	$171,789	$185,106	$179,620	$85,781
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.49	%^	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers/reimbursements(e)	.60	%^	.61%	.61%	.60%	.61%	.65%
Net investment income(a)	2.16	%^	2.03%	1.76%	1.55%	1.39%	1.63%
Portfolio turnover rate	5%	9%	17%	18%	15%	10%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.26	$ 10.11	$ 10.45	$ 10.33	$ 10.78	$ 10.30

Income From Investment Operations
Net investment income(a)(b)	.10	.20	.17	.15	.14	.16
Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	.16	(.34)	.12	(.43)	.50

Net increase (decrease) in net asset value from operations	.10	.36	(.17)	.27	(.29)	.66

Less: Dividends
Dividends from net investment income	(.10)	(.21)	(.17)	(.15)	(.14)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.10)	(.21)	(.17)	(.15)	(.16)	(.18)

Net asset value, end of period	$ 10.26	$ 10.26	$ 10.11	$ 10.45	$ 10.33	$ 10.78

Total Return
Total investment return based on net asset value(d)	1.00%	3.58%	(1.62)%	2.60%	(2.76)%	6.45%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$374,265	$333,311	$386,448	$408,307	$419,573	$236,285
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.59	%^	.60%	.60%	.60%	.60%	.60%
Expenses, before waivers/reimbursements(e)	.68	%^	.68%	.67%	.66%	.67%	.74%
Net investment income(a)	2.05	%^	1.93%	1.66%	1.44%	1.30%	1.54%
Portfolio turnover rate	5%	9%	17%	18%	15%	10%

See	footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,
2016	2015	2014	2013	2012

Net asset value, beginning of period	$ 10.26	$ 10.12	$ 10.46	$ 10.33	$ 10.79	$ 10.31

Income From Investment Operations
Net investment income(a)(b)	.11	.21	.18	.16	.15	.17
Net realized and unrealized gain (loss) on investment transactions	(.00	)(c)	.15	(.34)	.13	(.44)	.50

Net increase (decrease) in net asset value from operations	.11	.36	(.16)	.29	(.29)	.67

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.22)	(.18)	(.16)	(.15)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.00	)(c)	(.02)	(.02)

Total dividends and distributions	(.11)	(.22)	(.18)	(.16)	(.17)	(.19)

Net asset value, end of period	$ 10.26	$ 10.26	$ 10.12	$ 10.46	$ 10.33	$ 10.79

Total Return
Total investment return based on net asset value(d)	1.05%	3.58%	(1.52)%	2.79%	(2.75)%	6.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$193,429	$170,155	$176,066	$185,904	$183,237	$92,507
Ratio to average net assets of:
Expenses, net of waivers(e)	.49	%^	.50%	.50%	.50%	.50%	.50%
Expenses, before waivers(e)	.58	%^	.58%	.57%	.56%	.57%	.64%
Net investment income(a)	2.15	%^	2.03%	1.76%	1.54%	1.39%	1.64%
Portfolio turnover rate.	5%	9%	17%	18%	15%	10%

See footnote summary on page 58.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Net of fees waived and expenses reimbursed by the Adviser.

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Strategy’s investments in affiliated underlying portfolios, the Strategy incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Strategy in an amount equal to the Strategy’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2017, such waiver amounted to 0.01% annualized for the Strategy.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Robert (“Guy”) B. Davidson III(2) , Vice President

Terrance T. Hults(2), Vice President

Matthew J. Norton(2), Vice President

Andrew D. Potter(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Municipal Bond Investment Team. Messrs. Robert “Guy” B. Davidson III, Terrance T. Hults, Matthew J. Norton and Andrew D. Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 59

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Municipal Bond Inflation Strategy (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

60 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 61

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional

62 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 63

noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

64 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 65

NOTES

66 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

NOTES

abfunds.com	AB MUNICIPAL BOND INFLATION STRATEGY | 67

NOTES

68 | AB MUNICIPAL BOND INFLATION STRATEGY	abfunds.com

AB MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

MBIS-0152-0417

APR    04.30.17

SEMI-ANNUAL REPORT

AB TAX-AWARE FIXED INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Tax-Aware Fixed Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

June 12, 2017

This report provides management’s discussion of fund performance for AB Tax-Aware Fixed Income Portfolio for the semi-annual reporting period ended April 30, 2017.

The investment objective of the Fund is to seek to maximize after-tax return and income.

NAV RETURNS AS OF APRIL 30, 2017 (unaudited)

	6 Months	12 Months
AB TAX-AWARE FIXED INCOME PORTFOLIO
Class A Shares	-1.07%	-0.34%
Class C Shares	-1.44%	-1.09%
Advisor Class Shares[1]	-0.95%	-0.09%
Bloomberg Barclays Municipal Bond Index	-0.34%	0.14%

1	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Bloomberg Barclays Municipal Bond Index, for the six- and 12-month periods ended April 30, 2017.

All share classes of the Fund underperformed the benchmark over both periods, before sales charges. An overweight in intermediate maturity bonds relative to the benchmark, detracted from performance during both periods. An overweight in taxable municipal bonds and in the senior living sector added to performance; a position in US Treasuries detracted. Security selection in the local general obligation and tobacco bond sectors benefited performance; security selection in the industrial development bond sector detracted.

The Fund used derivatives during both periods, which had no material impact on absolute performance. Interest rate swaps and inflation swaps were used for hedging purposes; credit default swaps were used for investment purposes for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

The relatively strong performance of equities and corporate bonds during the six- and 12-month periods reflected investors’ expectations that economic

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growth should be solid going forward. Within the municipal market, this sentiment was reflected in higher interest rates and the better performance of mid-grade bonds over high-grade bonds. The Fund’s Senior Investment Management Team (the “Team”) positioned the Fund to be what it considers neutral with respect to interest-rate risk. Given the still-sizable debt overhang in the US and other major economies, rates may not climb as high as they have in previous tightening cycles, and this may limit future increases in longer-term bond yields, in the Team’s view.

The specter of tax reform remains on the horizon, though the chances of significant reform have declined recently as Republicans continue to grapple with repealing and replacing the Affordable Care Act. At the end of the reporting period, the market yields of municipal bonds relative to taxable bonds suggested a low probability of significant tax reform. The after-tax income of municipals relative to taxable bonds would be below average, however, if tax rates were cut to 33%, as proposed by both President Trump and House Speaker Ryan. The relative advantage of municipals would fall sharply if long-term capital gains rates were cut as in certain proposals and taxable interest were subject to the same reduced rate. While significant tax reform may be unlikely in the near term, the Team continues to position the Fund with a relatively small portion in the longest-maturity bonds; this potentially reduces the Fund’s exposure to tax reform should a push to significantly cut taxes materialize in the months ahead.

The Fund may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of April 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.92% and 0.00%, respectively.

INVESTMENT POLICIES

The Fund pursues its objective by investing principally in a national portfolio of both municipal and taxable fixed-income securities. The Fund invests, under normal circumstances, at least 80% of its net

(continued on next page)

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 3

assets in fixed-income securities. The Fund also invests, under normal circumstances, at least 65% of its total assets in municipal securities that pay interest that is exempt from federal income tax. These securities may pay interest that is subject to the federal alternative minimum tax for certain taxpayers. The income earned and distributed to shareholders on non-municipal securities would not be exempt from federal income tax. The Fund may invest in fixed-income securities rated below investment grade (commonly known as “junk bonds”), although such securities are not expected to be the Fund’s primary focus.

The Adviser selects securities for the Fund based on a variety of factors, including credit quality, maturity, diversification benefits, and the relative expected after-tax returns of taxable and municipal securities (considering federal tax rates and without regard to state and local income taxes). As the objective is to increase the after-tax return of the Fund, an investor in the Fund may incur a tax liability that will generally be greater than the same investor would have in a fund investing exclusively in municipal securities, and that will be higher if the investor is in a higher tax bracket. In addition, the tax implications of the Fund’s trading activity, such as realizing taxable gains, are considered in making purchase and sale decisions for the Fund. The Fund may invest in fixed-income securities of any maturity from short- to long-term.

The Fund may also invest in forward commitments, zero-coupon municipal securities and variable, floating and inverse floating-rate municipal securities.

The Fund may use derivatives, such as swaps, options, futures contracts and forwards, to achieve its investment strategies. For example, the Fund may enter into credit default and interest rate swaps relating to municipal and taxable fixed-income securities or securities indices. Derivatives may provide more efficient and economical exposure to fixed-income securities markets than direct investments.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative performance of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Fund’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Fund may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Fund may invest in the municipal securities of Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If there are additional defaults and the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

Tax Risk: From time to time, the US government and the US Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the income received by shareholders from the Fund by increasing taxes on that income. In such event, the Fund’s net asset value (“NAV”) could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Fund shares as investors anticipate adverse effects on the Fund or seek higher yields to offset the potential loss of the tax deduction. As a result, the Fund would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Fund’s yield.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to

6 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Municipal securities may have more liquidity risk than other fixed-income securities because they trade less frequently and the market for municipal securities is generally smaller than many other markets.

Leverage Risk: To the extent the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These and other risks are more fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns and the Fund’s returns shown in the line graphs reflect the applicable sales charges for each share class: a 3% maximum front-end sales charge for Class A shares; a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to their different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-0.34%	-3.35%
Since Inception[1]	3.72%	2.79%
CLASS C SHARES
1 Year	-1.09%	-2.07%
Since Inception[1]	2.97%	2.97%
ADVISOR CLASS SHARES[2]
1 Year	-0.09%	-0.09%
Since Inception[1]	4.00%	4.00%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-3.21%
Since Inception[1]	2.60%
CLASS C SHARES
1 Year	-1.99%
Since Inception[1]	2.81%
ADVISOR CLASS SHARES[2]
1 Year	-0.01%
Since Inception[1]	3.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.67%, 2.42% and 1.42% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with securities sold short, acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, brokerage commissions and other transaction costs to 0.75%, 1.50% and 0.50% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated prior to January 31, 2018 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/11/2013.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$989.30	$3.70	0.75%	$3.80	0.77%
Hypothetical**	$1,000	$1,021.08	$3.76	0.75%	$3.86	0.77%
Class C
Actual	$1,000	$985.60	$7.38	1.50%	$7.43	1.51%
Hypothetical**	$1,000	$1,017.36	$7.50	1.50%	$7.55	1.51%
Advisor Class
Actual	$1,000	$990.50	$2.47	0.50%	$2.57	0.52%
Hypothetical**	$1,000	$1,022.32	$2.51	0.50%	$2.61	0.52%

*	Expenses are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s effective expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 11

PORTFOLIO SUMMARY

April 30, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $59.0

1	All data are as of April 30, 2017. The Fund’s quality rating and state breakdowns are expressed as a percentage of the Fund’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Fund considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment-grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments; such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 20 different states, District of Columbia and Puerto Rico.

12 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

April 30, 2017 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 82.5%
Long-Term Municipal Bonds – 82.5%
Alabama – 1.5%
County of Jefferson AL Sewer Revenue Series 2013D 6.00%, 10/01/42	$110	$126,390
Water Works Board of the City of Birmingham (The) Series 2016B 5.00%, 1/01/33	680	788,358

		914,748

Arizona – 2.6%
Arizona Health Facilities Authority (Beatitudes Campus (The)) Series 2007 5.20%, 10/01/37	110	108,781
City of Peoria AZ Series 2015B 5.00%, 7/15/23	1,000	1,186,910
Industrial Development Authority of the City of Phoenix (The) (Great Hearts Academies) Series 2014 5.00%, 7/01/44	100	105,404
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.00%, 12/01/37	100	117,179

		1,518,274

California – 0.5%
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 11/21/45(a)	250	265,855

Colorado – 1.8%
Colorado Health Facilities Authority (Catholic Health Initiatives) Series 2013 5.25%, 1/01/40	170	176,644
Colorado Health Facilities Authority (Parkview Medical Center, Inc. Obligated Group) Series 2015B 5.00%, 9/01/30	200	229,274
Denver City & County School District No 1 Series 2014B 5.00%, 12/01/23	560	673,383

		1,079,301

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Connecticut – 3.1%
Connecticut State Health & Educational Facility Authority (Seabury Retirement Community) Series 2016A 5.00%, 9/01/53(a)	$100	$97,060
State of Connecticut Series 2015F 5.00%, 11/15/26	1,000	1,172,580
Series 2016G 5.00%, 11/01/20	500	557,190

		1,826,830

Delaware – 1.3%
State of Delaware Series 2016D 5.00%, 7/01/22	650	763,977

District of Columbia – 0.2%
District of Columbia (Friendship Public Charter School, Inc.) Series 2016A 5.00%, 6/01/41	100	102,267

Florida – 9.1%
Bexley Community Development District Series 2016 4.875%, 5/01/47	100	94,366
Brevard County School District COP Series 2015B 5.00%, 7/01/25	290	344,155
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 1/01/41(b)	100	90,980
Citizens Property Insurance Corp. Series 2015A 5.00%, 6/01/20-6/01/22	560	629,539
Collier County Industrial Development Authority (Arlington of Naples (The)) Series 2014A 8.125%, 5/15/44(a)	100	114,199
County of Miami-Dade FL (County of Miami-Dade FL Non-Ad Valorem) Series 2015A 5.00%, 6/01/28	780	905,104
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/31	265	302,232

14 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

County of Orange FL Tourist Development Tax Revenue Series 2015 5.00%, 10/01/21	$435	$497,144
Florida Development Finance Corp. (Tuscan Isle ChampionsGate Obligated Group) Series 2016A 6.375%, 6/01/46(a)	100	97,732
Florida Development Finance Corp. (Tuscan Isle Obligated Group) Series 2015A 7.00%, 6/01/35(a)	100	80,704
Florida’s Turnpike Enterprise Series 2016B 5.00%, 7/01/20	1,605	1,793,603
School District of Broward County/FL Series 2015 5.00%, 7/01/25	365	440,048

		5,389,806

Georgia – 0.6%
City of Atlanta Department of Aviation (Hartsfield Jackson Atlanta Intl Airport) Series 2012A 5.00%, 1/01/31	310	351,776

Hawaii – 0.9%
State of Hawaii Series 2015E 5.00%, 10/01/23	460	550,592

Illinois – 5.4%
Chicago Board of Education Series 2012A 5.00%, 12/01/42	140	111,629
Chicago O’Hare International Airport Series 2015C 5.00%, 1/01/34	335	364,038
City of Chicago IL Series 2015A 5.00%, 1/01/19	100	101,538
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30(c)	100	98,692
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 2/15/40(b)(d)(e)	50	27,000

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Park Place of Elmhurst) Series 2016A 6.33%, 5/15/48	$85	$81,081
Series 2016C 2.00%, 5/15/55(d)(e)(f)	15	641
Illinois Finance Authority (Plymouth Place, Inc.) Series 2015 5.25%, 5/15/50	100	101,702
Illinois Finance Authority (Silver Cross Hospital Obligated Group) Series 2015C 5.00%, 8/15/35	250	268,377
Illinois Municipal Electric Agency Series 2015A 5.00%, 2/01/22	465	530,997
Metropolitan Pier & Exposition Authority Series 2015B 5.00%, 12/15/45	600	602,052
State of Illinois Series 2012 5.00%, 3/01/31	100	100,932
Series 2013 5.50%, 7/01/25	270	290,380
Series 2014 5.00%, 5/01/35	130	129,695
Series 2016 5.00%, 2/01/24	375	397,181

		3,205,935

Indiana – 1.7%
Indiana Finance Authority (Bethany Circle of King’s Daughters’ of Madison Indiana, Inc. (The)) Series 2010 5.50%, 8/15/40	160	169,173
Indiana Finance Authority (I-69 Development Partners LLC) Series 2014 5.25%, 9/01/34	490	517,072
Indiana Finance Authority (Marquette Manor) Series 2015A 5.00%, 3/01/30	190	202,257
Indiana Finance Authority (WVB East End Partners LLC) Series 2013A 5.00%, 7/01/40	100	107,042

		995,544

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.5%
Kentucky Economic Development Finance Authority (Masonic Homes of Kentucky, Inc. Obligated Group) Series 2012 5.375%, 11/15/42	$65	$65,014
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016 5.00%, 10/01/33	225	249,759

		314,773

Louisiana – 0.3%
City of New Orleans LA Water Revenue Series 2014 5.00%, 12/01/34	100	111,739
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 7/01/23(b)(d)	250	85,000

		196,739

Maine – 0.5%
Finance Authority of Maine (Casella Waste Systems, Inc.) Series 2017 5.25%, 1/01/25(a)	100	102,979
Maine Health & Higher Educational Facilities Authority (MaineGeneral Health Obligated Group) Series 2011 7.50%, 7/01/32	165	188,145

		291,124

Maryland – 3.9%
University System of Maryland Series 2009A 5.00%, 4/01/18	365	378,578
Series 2017A 5.00%, 4/01/23	1,635	1,943,263

		2,321,841

Massachusetts – 2.7%
Commonwealth of Massachusetts AGM Series 2006B 5.25%, 9/01/24	1,000	1,228,890

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

NATL Series 2000E 1.23%, 12/01/30(g)	$125	$114,039
NATL Series 2000G 1.215%, 12/01/30(g)	300	273,750

		1,616,679

Michigan – 2.0%
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System) Series 2012A 5.00%, 7/01/22	115	131,470
Michigan Finance Authority (State of Michigan Unemployment) Series 2012B 5.00%, 7/01/21	735	769,810
Michigan Finance Authority (Trinity Health Credit Group) Series 2015 5.00%, 12/01/32	235	262,730

		1,164,010

Minnesota – 0.4%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2015A 5.00%, 11/15/33	200	226,536

Missouri – 0.2%
Kansas City Industrial Development Authority (Kingswood Senior Living Community) Series 2016 5.75%, 11/15/36(a)	100	96,254

Nebraska – 0.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2012 5.00%, 9/01/42	100	106,030

Nevada – 4.6%
Clark County Water Reclamation District Series 2016 5.00%, 7/01/22	1,305	1,526,041
County of Clark NV Series 2016A 5.00%, 11/01/24	1,000	1,209,380

		2,735,421

18 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.2%
New Hampshire Health and Education Facilities Authority Act (Southern New Hampshire University) Series 2012 5.00%, 1/01/42	$115	$124,879

New Jersey – 3.0%
New Jersey Economic Development Authority Series 2013NN 5.00%, 3/01/20 (Pre-refunded/ETM)	30	33,107
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 3/01/20	260	274,565
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 9/15/29	85	92,602
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 6/15/29	550	585,161
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011B 5.00%, 6/15/20	240	256,090
New Jersey Turnpike Authority Series 2013A 5.00%, 1/01/32	315	353,061
Tobacco Settlement Financing Corp./NJ Series 2007-1A 5.00%, 6/01/41	185	180,192

		1,774,778

New York – 5.7%
City of New York NY Series 2013J 5.00%, 8/01/21	340	389,807
Metropolitan Transportation Authority Series 2013A 5.00%, 11/15/29	315	362,845
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/34(a)	200	215,416

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014A 5.00%, 2/15/28	$425	$499,009
New York State Energy Research & Development Authority (Consolidated Edison Co. of New York, Inc.) XLCA Series 2004A 1.558%, 1/01/39(g)	200	180,436
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 4/01/26	365	421,144
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 3/15/24	1,000	1,202,230
Ulster County Industrial Development Agency (Kingston Regional Senior Living Corp.) Series 2007A 6.00%, 9/15/27	120	120,503

		3,391,390

North Carolina – 1.0%
North Carolina Turnpike Authority Series 2017 5.00%, 1/01/32	500	568,920

Ohio – 2.5%
Buckeye Tobacco Settlement Financing Authority Series 2007A-2 5.875%, 6/01/47	170	162,945
City of Akron OH (City of Akron OH Income Tax) Series 2012A 5.00%, 12/01/31	445	511,470
City of Columbus OH Series 2014A 5.00%, 2/15/21	110	125,238
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2014 5.00%, 12/01/28	365	420,779
Dayton-Montgomery County Port Authority (StoryPoint Troy Project) Series 2015-1 7.00%, 1/15/40	100	101,110

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PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Ohio Air Quality Development Authority (FirstEnergy Generation LLC) Series 2009D 4.25%, 8/01/29	$145	$135,056

		1,456,598

Pennsylvania – 6.3%
City of Philadelphia PA Series 2017 5.00%, 8/01/31	1,000	1,144,830
Delaware River Joint Toll Bridge Commission Series 2017 5.00%, 7/01/33	1,500	1,743,885
Montour School District AGM Series 2015B 5.00%, 4/01/35	450	506,830
Moon Industrial Development Authority (Baptist Home Society Obligated Group) Series 2015 5.75%, 7/01/35	100	103,882
Pennsylvania Economic Development Financing Authority (Commonwealth of Pennsylvania Unemployment) Series 2012A 5.00%, 7/01/17	100	100,672
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 12/31/38	100	108,478

		3,708,577

Puerto Rico – 0.2%
Puerto Rico Industrial Tourist Educational Medical & Envirml Ctl Facs Fing Auth (AES Puerto Rico LP) Series 2000 6.625%, 6/01/26	100	96,000

South Carolina – 1.0%
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/36	265	287,098
Spartanburg County School District No 1/SC Series 2014D 5.00%, 3/01/22	250	289,840

		576,938

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.4%
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd (Vanderbilt University Medical Center) Series 2016 5.00%, 7/01/35	$215	$241,335

Texas – 14.0%
Central Texas Regional Mobility Authority Series 2013 5.00%, 1/01/42	100	108,494
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2014 5.00%, 9/01/31	260	293,420
Series 2015 5.00%, 9/01/31	160	180,566
City of San Antonio TX Electric & Gas Systems Revenue Series 2016 5.00%, 2/01/20	1,155	1,276,425
Dallas Area Rapid Transit (Dallas Area Rapid Transit Sales Tax) Series 2014A 5.00%, 12/01/25	580	695,907
Dallas County Flood Control District No 1 Series 2015 5.00%, 4/01/28(a)	100	105,451
Love Field Airport Modernization Corp. Series 2015 5.00%, 11/01/32	500	566,080
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.) Series 2014 5.50%, 1/01/49	100	101,238
North Texas Tollway Authority Series 2015B 5.00%, 1/01/34	250	281,798
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way) Series 2009A 8.25%, 11/15/44	100	106,199
Tarrant County Cultural Education Facilities Finance Corp. (Trinity Terrace Project) Series 2014A-1 5.00%, 10/01/44	100	104,786

22 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Tarrant Regional Water District Series 2015 5.00%, 3/01/23	$325	$384,261
Texas Transportation Commission State Highway Fund Series 2014A 5.00%, 4/01/20	1,300	1,441,687
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools) Series 2012A 5.25%, 8/15/42	160	160,048
Travis County Health Facilities Development Corp. (Longhorn Village) Series 2012A 7.125%, 1/01/46	55	59,761
Trinity River Authority Central Regional Wastewater System Revenue Series 2014 5.00%, 8/01/20-8/01/22	795	900,569
Trinity River Authority LLC Series 2015 5.00%, 2/01/21	335	378,577
University of Houston Series 2017A 5.00%, 2/15/21	1,000	1,131,000

		8,276,267

Virginia – 0.2%
Tobacco Settlement Financing Corp./VA Series 2007B-1 5.00%, 6/01/47	100	94,933

Washington – 3.0%
Port of Seattle WA Series 2015C 5.00%, 4/01/33	510	569,415
State of Washington Series 2017R 5.00%, 8/01/22	830	974,138
Washington State Housing Finance Commission (Mirabella) Series 2012A 6.75%, 10/01/47(a)	100	103,882
Washington State Housing Finance Commission (Rockwood Retirement Communities) Series 2014A 7.375%, 1/01/44(a)	100	111,390

		1,758,825

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.2%
West Virginia Hospital Finance Authority (West Virginia University Health System Obligated Group) AGM Series 2004C 1.593%, 2/15/34(g)	$100	$90,957

Wisconsin – 0.8%
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016C 4.30%, 11/01/30	100	100,519
Wisconsin Public Finance Authority (Mary’s Woods at Marylhurst, Inc.) 5.25%, 5/15/42(a)	130	136,728
Wisconsin Public Finance Authority (Natgasoline LLC) Series 2016 10.00%, 6/30/21(a)	263	264,159

		501,406

Total Municipal Obligations (cost $47,795,138)		48,696,115

GOVERNMENTS – TREASURIES – 8.3%
United States – 8.3%
U.S. Treasury Notes 2.125%, 11/30/23	1,150	1,155,031
2.25%, 12/31/23	3,725	3,766,907

Total Governments – Treasuries (cost $4,854,697)		4,921,938

ASSET-BACKED SECURITIES – 0.9%
Autos - Fixed Rate – 0.5%
Ally Auto Receivables Trust Series 2016-2, Class A4 1.60%, 1/15/21	100	99,485
Ford Credit Floorplan Master Owner Trust Series 2016-1, Class A1 1.76%, 2/15/21	100	100,015
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, 3/25/20(a)	100	99,645
Volkswagen Auto Loan Enhanced Trust Series 2014-1, Class A3 0.91%, 10/22/18	14	14,307

Total Autos – Fixed Rate (cost $314,239)		313,452

24 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

	Principal Amount (000)	U.S. $ Value

Credit Cards - Fixed Rate – 0.2%
Synchrony Credit Card Master Note Trust Series 2016-1, Class A 2.04%, 3/15/22	$100	$100,452

Credit Cards - Floating Rate – 0.2%
Cabela’s Credit Card Master Note Trust Series 2012-2A, Class A2 1.474% (LIBOR 1 Month + 0.48%), 6/15/20(a)(h)	100	100,045

Total Asset-Backed Securities (cost $514,434)		513,949

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.2%
Non-Agency Fixed Rate CMBS – 0.2%
Citigroup Commercial Mortgage Trust Series 2015-GC29, Class A2 2.674%, 4/10/48 (cost $102,768)	100	101,348

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.0%
Risk Share Floating Rate – 0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C02, Class 2M1 1.941% (LIBOR 1 Month + 0.95%), 5/25/24(h) (cost $14,247)	14	14,353

	Shares
SHORT-TERM INVESTMENTS – 7.5%
Investment Companies – 7.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.57%(i)(j) (cost $4,391,869)	4,391,869	4,391,869

Total Investments – 99.4% (cost $57,673,153)		58,639,572
Other assets less liabilities – 0.6%		367,475

Net Assets – 100.0%		$59,007,047

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, the aggregate market value of these securities amounted to $1,991,499 or 3.4% of net assets.

(b)	Restricted and illiquid security.

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Capital Trust Agency, Inc. (Million Air One LLC) Series 2011 7.75%, 01/01/2041	12/19/14	$95,328	$90,980	0.15%
Illinois Finance Authority (Greenfields of Geneva) Series 2010A 8.125%, 02/15/2040	12/18/13	48,112	27,000	0.05%
Louisiana Public Facilities Authority (Louisiana Pellets, Inc.) Series 2014A 7.50%, 07/01/2023	7/31/14	250,000	85,000	0.14%

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.17% of net assets as of April 30, 2017, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
City of Chicago IL (Goldblatts Supportive Living Project) Series 2015 6.00%, 12/01/30	5/27/15	$100,000	$98,692	0.17%

(d)	Defaulted.

(e)	Non-income producing security.

(f)	Illiquid security.

(g)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of April 30, 2017 and the aggregate market value of these securities amounted to $659,182 or 1.12% of net assets.

(h)	Floating Rate Security. Stated interest/floor rate was in effect at April 30, 2017.

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(j)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of April 30, 2017, the Fund’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.9% and 0.0%, respectively.

Glossary:

AGM – Assured Guaranty Municipal

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rates

NATL – National Interstate Corporation

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

26 | AB TAX-AWARE FIXED INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

April 30, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $53,281,284)	$54,247,703
Affiliated issuers (cost $4,391,869)	4,391,869
Interest receivable	647,116
Receivable for investment securities sold	104,271
Receivable for capital stock sold	101,785
Receivable due from Adviser	2,269
Affiliated dividends receivable	1,874
Receivable for terminated interest rate swaps	1,159

Total assets	59,498,046

Liabilities
Payable for capital stock redeemed	276,288
Payable for investment securities purchased	103,433
Custody fee payable	32,809
Audit and tax fee payable	25,632
Dividends payable	18,916
Distribution fee payable	2,705
Transfer Agent fee payable	1,540
Accrued expenses	29,676

Total liabilities	490,999

Net Assets	$59,007,047

Composition of Net Assets
Capital stock, at par	$5,541
Additional paid-in capital	57,859,087
Undistributed net investment income	15,677
Accumulated net realized gain on investment transactions	160,323
Net unrealized appreciation on investments	966,419

$59,007,047

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$8,910,287	836,779	$10.65	*

C	$1,242,458	116,657	$10.65

Advisor	$48,854,302	4,587,144	$10.65

*	The maximum offering price per share for Class A shares was $10.98 which reflects a sales charge of 3.00%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (unaudited)

Investment Income
Interest	$676,747
Dividends—Affiliated issuers	8,401
Other income	5	$685,153

Expenses
Advisory fee (see Note B)	117,771
Distribution fee—Class A	10,019
Distribution fee—Class C	8,653
Transfer agency—Class A	2,288
Transfer agency—Class C	517
Transfer agency—Advisor Class	11,586
Custodian	47,379
Administrative	28,913
Audit and tax	27,696
Registration fees	24,434
Legal	19,146
Directors’ fees	12,823
Printing	7,467
Miscellaneous	2,791

Total expenses	321,483
Less: expenses waived and reimbursed by the Adviser (see Note B)	(176,223)

Net expenses		145,260

Net investment income		539,893

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions		(213,947)
Swaps		559,416
Net change in unrealized appreciation/depreciation of:
Investments		(487,910)
Swaps		(419,786)

Net loss on investment transactions		(562,227)

Net Decrease in Net Assets from Operations		$(22,334)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$539,893	$845,201
Net realized gain (loss) on investment transactions	345,469	(148,501)
Net change in unrealized appreciation/depreciation of investments	(907,696)	1,057,313

Net increase (decrease) in net assets from operations	(22,334)	1,754,013
Dividends to Shareholders from
Net investment income
Class A	(78,781)	(127,309)
Class C	(10,464)	(23,951)
Advisor Class	(449,931)	(688,508)
Capital Stock Transactions
Net increase	17,494,258	8,526,502

Total increase	16,932,748	9,440,747
Net Assets
Beginning of period	42,074,299	32,633,552

End of period (including undistributed net investment income of $15,677 and $14,960, respectively)	$59,007,047	$42,074,299

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

April 30, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Bond Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of ten portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Tax-Aware Fixed Income Portfolio (the “Portfolio”), a diversified portfolio. The Portfolio has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class 1 and Class 2 shares. Class B, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are

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NOTES TO FINANCIAL STATEMENTS (continued)

unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2017:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$46,535,969		$2,160,146		$48,696,115
Governments – Treasuries		– 0	–	4,921,938		– 0	–	4,921,938
Asset-Backed Securities		– 0	–	513,949		– 0	–	513,949
Commercial Mortgage-Backed Securities		– 0	–	101,348		– 0	–	101,348
Collateralized Mortgage Obligations		– 0	–	14,353		– 0	–	14,353
Short-Term Investments		4,391,869		– 0	–	– 0	–	4,391,869

Total Investments in Securities		4,391,869		52,087,557		2,160,146		58,639,572
Other Financial Instruments(a)		– 0	–	– 0	–	– 0	–	– 0	–

Total(b)		$4,391,869		$52,087,557		$2,160,146		$58,639,572

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(b)	There were no transfers between any levels during the reporting period.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Long-Term Municipal Bonds		Total
Balance as of 10/31/16	$2,401,063		$2,401,063
Accrued discounts/(premiums)	(1,643)		(1,643)
Realized gain (loss)	7,619		7,619
Change in unrealized appreciation/depreciation	(153,161)		(153,161)
Purchases	12,500		12,500
Sales	(106,232)		(106,232)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 4/30/17	$2,160,146		$2,160,146

Net change in unrealized appreciation/depreciation from investments held as of 4/30/17(a)	$(140,790)		$(140,790)

(a)	The unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) on investments and other financial instruments in the accompanying statement of operations.

As of April 30, 2017, all Level 3 securities were priced by third party vendors.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing

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NOTES TO FINANCIAL STATEMENTS (continued)

Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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NOTES TO FINANCIAL STATEMENTS (continued)

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser a management fee at an annual rate of .50% of the Portfolio’s average daily net assets. Effective January 1, 2017, the fee was reduced from .50% of the Portfolio’s average daily net assets to .45% of the first $2.5 billion of the Portfolio’s average daily net assets, .40% of the excess over $2.5 billion up to $5 billion and .35% in excess of $5 billion of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total

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operating expenses on an annual basis (the “Expense Caps”) to 0.75%, 1.50% and 0.50%, of average daily net assets for Class A, Class C and Advisor Class shares, respectively. Effective January 1, 2017, the Expense Cap was reduced from 0.80% to 0.75%, 1.55% to 1.50% and 0.55% to 0.50% of the daily average net assets for the Class A, Class C and the Advisor Class shares, respectively. Effective January 30, 2015, the Expense Cap for the Class A shares was reduced from 0.85% to 0.80% of the daily average net assets. For the six months ended April 30, 2017, such reimbursements/waivers amounted to $143,435. The Expense Caps may not be terminated before January 31, 2018.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2017, the Adviser voluntarily agreed to waive such fees amounting to $28,913.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,045 for the six months ended April 30, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $-0- from the sale of Class A shares and received $341 in contingent deferred sales charges imposed upon redemptions by shareholders of Class C shares for the six months ended April 30, 2017.

The Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Portfolio in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Portfolio in an amount equal to the Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolio as an acquired fund fee and expense. For the six months ended April 30, 2017, such waiver amounted to $3,875. A summary of the Portfolio’s transactions in shares

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NOTES TO FINANCIAL STATEMENTS (continued)

of the Government Money Market Portfolio for the six months ended April 30, 2017 is as follows:

Market Value 10/31/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 4/30/17 (000)	Dividend Income (000)
$ 1,026	$21,877	$18,511	$4,392	$8

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to 0.30% of the Portfolio’s average daily net assets attributable to Class A shares and 1% of the Portfolio’s average daily net assets attributable to Class C shares. Effective January 30, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of 0.25% of Class A Shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $9,324 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2017 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$14,702,207	$3,783,684
U.S. government securities	6,848,676	3,639,113

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,322,534
Gross unrealized depreciation	(356,115)

Net unrealized appreciation	$966,419

1. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized

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NOTES TO FINANCIAL STATEMENTS (continued)

gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements

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NOTES TO FINANCIAL STATEMENTS (continued)

between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2017, the Portfolio held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swaps are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

During the six months ended April 30, 2017, the Portfolio held inflation (CPI) swaps for hedging purposes.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions,

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NOTES TO FINANCIAL STATEMENTS (continued)

repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

During the six months ended April 30, 2017, the Portfolio had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$559,416	$(419,786)

Total		$559,416	$(419,786)

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the six months ended April 30, 2017:

Interest Rate Swaps:
Average notional amount	$1,211,667	(a)
Inflation Swaps:
Average notional amount	$1,400,000	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$9,460,000	(c)

(a)	Positions were open for five months during the period.

(b)	Positions were open for less than one month during the period.

(c)	Positions were open for one month during the period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016	Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31, 2016

Class A
Shares sold	519,201	419,502	$5,429,919	$4,523,103

Shares issued in reinvestment of dividends	2,371	5,728	24,992	62,365

Shares redeemed	(272,380)	(289,428)	(2,873,856)	(3,149,530)

Net increase	249,192	135,802	$2,581,055	$1,435,938

Class C
Shares sold	2,248	131,822	$23,721	$1,433,498

Shares issued in reinvestment of dividends	773	1,590	8,133	17,323

Shares redeemed	(72,367)	(90,740)	(763,924)	(983,319)

Net increase (decrease)	(69,346)	42,672	$(732,070)	$467,502

Advisor Class
Shares sold	2,334,718	1,397,419	$24,598,356	$15,152,409

Shares issued in reinvestment of dividends and distributions	18,019	26,897	189,940	292,728

Shares redeemed	(863,293)	(813,451)	(9,143,023)	(8,822,075)

Net increase	1,489,444	610,865	$15,645,273	$6,623,062

NOTE F

Risks Involved in Investing in the Portfolio

Credit Risk—An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) are

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NOTES TO FINANCIAL STATEMENTS (continued)

subject to a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific municipal or corporate developments, negative perceptions of the junk bond market generally and less secondary market liquidity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Portfolio invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Portfolio’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

The Portfolio may invest in the municipal securities of Puerto Rico and other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. Municipal securities issued by many Puerto Rico issuers have extremely low credit ratings and are on “negative watch” by credit rating organizations. Some Puerto Rico issuers are in default on principal and interest payments. The Government Development Bank, which provides liquidity to Puerto Rico’s government agencies, defaulted on a $400 million debt payment. This default casts doubts on the ability of Puerto Rico and its government agencies to make future payments. If there are additional defaults and the general economic situation in Puerto Rico persists or worsens, the volatility and credit quality of Puerto Rican municipal securities could be adversely affected, and the market for such securities may experience continued volatility. In addition, Puerto Rico’s difficulties have resulted in increased volatility in portions of the broader municipal securities market from time to time, and this may recur in the future.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax Risk—From time to time, the U.S. Government and the U.S. Congress consider changes in federal tax law that could limit or eliminate the federal tax exemption for municipal bond income, which would in effect reduce the net income received by shareholders from the Portfolio by increasing taxes on that income. In such event, the Portfolio’s NAV could also decline as yields on municipal bonds, which are typically lower than those on taxable bonds, would be expected to increase to approximately the yield of comparable taxable bonds. Actions or anticipated actions affecting the tax exempt status of municipal bonds could also result in significant shareholder redemptions of Portfolio shares as investors anticipate adverse effects on the Portfolio or seek higher yields to offset the potential loss of the tax deduction. As a result, the Portfolio would be required to maintain higher levels of cash to meet the redemptions, which would negatively affect the Portfolio’s yield.

Interest Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Portfolio may be subject to a heightened risk of rising interest rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolio is subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$67,221	$42,656

Total taxable distributions	67,221	42,656
Tax exempt distributions	772,547	468,917

Total distributions paid	$839,768	$511,573

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NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$50,595
Accumulated capital and other losses	(185,146	)(a)
Unrealized appreciation/(depreciation)	1,875,836	(b)

Total accumulated earnings/(deficit)	$1,741,285	(c)

(a)	As of October 31, 2016, the Portfolio had a net capital loss carryforward of $185,146.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax treatment of swaps.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the dividends payable and the tax treatment of defaulted securities.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Portfolio had a net short-term capital loss carryforward of $185,146 which may be carried forward for an indefinite period.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31, 2014
2016	2015

Net asset value, beginning of period	$ 10.87	$ 10.59	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.22	.18	.14
Net realized and unrealized gain (loss) on investment transactions	(.22)	.28	.09	.50

Net increase (decrease) in net asset value from operations	(.12)	.50	.27	.64

Less: Dividends and Distributions
Dividends from net investment income	(.10)	(.22)	(.18)	(.13)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.10)	(.22)	(.19)	(.13)

Net asset value, end of period	$ 10.65	$ 10.87	$ 10.59	$ 10.51

Total Return
Total investment return based on net asset value(d)	(1.07)%	4.69%	2.64%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,910	$6,385	$4,783	$1,954
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.75	%(e)^	.80%	.81%	.85	%^
Expenses, before waivers/reimbursements	1.45	%(e)^	1.72%	2.19%	3.59	%^
Net investment income(c)	1.97	%^	1.98%	1.75%	1.57	%^
Portfolio turnover rate	15%	36%	35%	42%

See footnote summary on page 52.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31 2014
2016	2015

Net asset value, beginning of period	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.13	.10	.07
Net realized and unrealized gain (loss) on investment transactions	(.22)	.28	.09	.52

Net increase (decrease) in net asset value from operations	(.16)	.41	.19	.59

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.13)	(.11)	(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.06)	(.13)	(.12)	(.07)

Net asset value, end of period	$ 10.65	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	(1.44)%	3.91%	1.78%	5.92%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,243	$2,022	$1,518	$369
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.50	%(e)^	1.55%	1.55%	1.55	%^
Expenses, before waivers/reimbursements	2.22	%(e)^	2.47%	2.85%	4.33	%^
Net investment income(c)	1.21	%^	1.23%	.99%	.82	%^
Portfolio turnover rate	15%	36%	35%	42%

See footnote summary on page 52.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2017 (unaudited)	Year Ended October 31,	December 11, 2013(a) to October 31 2014
2016	2015

Net asset value, beginning of period	$ 10.87	$ 10.59	$ 10.52	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.11	.24	.21	.16
Net realized and unrealized gain (loss) on investment transactions	(.21)	.28	.08	.52

Net increase (decrease) in net asset value from operations	(.10)	.52	.29	.68

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.24)	(.21)	(.16)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.01)	– 0	–

Total dividends and distributions	(.12)	(.24)	(.22)	(.16)

Net asset value, end of period	$ 10.65	$ 10.87	$ 10.59	$ 10.52

Total Return
Total investment return based on net asset value(d)	(.95)%	4.96%	2.81%	6.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$48,854	$33,667	$26,333	$14,584
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.50	%(e)^	.55%	.55%	.55	%^
Expenses, before waivers/reimbursements	1.19	%(e)^	1.47%	1.92%	3.82	%^
Net investment income(c)	2.20	%^	2.24%	1.99%	1.76	%^
Portfolio turnover rate	15%	36%	35%	42%

See footnote summary on page 52.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the six months ended April 30, 2017, such waiver amounted to 0.02% annualized for the Portfolio.

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Robert “Guy” B. Davidson III(2), Vice President Terrance T. Hults(2), Vice President Shawn E. Keegan(2), Vice President	Matthew J. Norton(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund are made by its senior investment management team. Messrs. Davidson, Hults, Keegan and Norton are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Bond Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB Tax-Aware Fixed Income Portfolio (the “Fund”) at a meeting held on November 1-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

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material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency and distribution services to the Fund, and that the proposed reduction in the advisory fee rate would likely impact the Adviser’s profitability analysis in future years. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended July 31, 2016 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate effective January 1, 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory

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fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the expense cap level by the Adviser effective January 1, 2017. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

abfunds.com	AB TAX-AWARE FIXED INCOME PORTFOLIO | 59

NOTES

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AB TAX-AWARE FIXED INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

TAFI-0152-0417

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date: June 26, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: June 26, 2017